UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/10

Item 1.	Reports to Stockholders.

DECEMBER 31, 2010

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL

REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 1

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

This annual report for Franklin Global Real Estate Securities Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+21.24%	-4.31%	+6.15%

*The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five-year period, starting on 5/1/07, with there being no increase in the rate of such fees for the first year ended 4/30/08. For each of four years thereafter through 4/30/12, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning 5/1/12, the full new investment management and administration fees will then be in effect. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s (S&P) Global REIT Index and the FTSE EPRA/NAREIT Developed Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Global Real Estate Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Global Real Estate Securities Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P Global REIT Index, which delivered a +23.44% total return. For comparison, the Fund performed comparably to the FTSE EPRA/NAREIT Developed Index’s +20.40% total return for the same period.1

Economic and Market Overview

During the year under review, equities advanced against a backdrop of heightened volatility and uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Policymakers in these regions began raising interest rates toward period-end to combat inflation and speculative investment. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures. The U.S. Federal Reserve Board (Fed), having already brought official interest rates close to zero, began directly purchasing government securities as part of an extreme policy measure known as quantitative easing. Further promoting the U.S. recovery, the traditionally pro-business Republican Party gained control of the House of Representatives in mid-term elections and President Obama extended Bush-era tax cuts. In Europe, ballooning fiscal deficits took their toll on peripheral nations and growing concerns of potential sovereign defaults significantly roiled equity markets on several occasions during the period. The European Central Bank responded by pledging 750 billion euros in the spring with the intent to forestall defaults, stabilize markets and restore confidence in the euro currency, followed by further backstops in the autumn as Ireland and the rest of the periphery came under renewed duress.

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: As a nondiversified Fund that invests at least 80% of its assets in companies located anywhere in the world that operate in the real estate sector, the Fund carries much greater risk of adverse developments affecting that sector than a fund that invests more broadly. REITs may be affected by any change in the value of the properties owned and by their location, rental income, financing and management. The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Derivative instruments may be volatile and illiquid, may give rise to leverage and may involve a small investment relative to the risk assumed. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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The combination of intrinsic growth drivers in emerging markets and stimulus-induced support in the developed world encouraged the global economic recovery, and equity markets responded favorably. By the end of 2010, global equity markets recouped all losses suffered since Lehman Brothers Holdings’ 2008 bankruptcy. Commodities surged in the second half of 2010 due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro, which bore the burden of the region’s fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains, though Treasury prices declined considerably in the final quarter as Fed policies appeared to improve growth expectations. Although market conditions remained accommodative and corporate profitability improved, critical economic fundamentals such as employment, home prices and credit creation remained substantially depressed at period-end, leading many investors to question the true health of the global economy and the sustainability of the recovery.

Global Real Estate Market Overview

Most global real estate markets rose during the reporting period as investors responded to positive economic data. In the beginning of the year, the market surged, but declined in May and June, due to ongoing concerns about the European debt crisis. REIT values rose again in the fourth quarter on better-than-expected U.S. economic news, finishing the year strongly after a brief decline in November when renewed sovereign debt fears arose in Europe. According to the S&P Global REIT Index, in U.S. dollar terms, Japan (+53.81%) and South Africa (+41.41%) led country real estate markets.1 Other markets that posted positive results included Germany (+38.83%) and Canada (+31.14%).1 Some markets represented by the index lost value, however, such as Greece (-27.40%) and Italy (-8.79%), mainly due to sovereign debt concerns.1

Investment Strategy

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek strong total return performance. We center our active investment strategy

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on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro-level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities. We may use forward currency exchange contracts from time to time to help manage currency risk and the Fund’s exposure to various currencies.

Manager’s Discussion

During the 12 months under review, significant contributors to Fund performance relative to the S&P Global REIT Index included Host Hotels & Resorts, Starwood Hotels & Resorts Worldwide and apartment REIT Equity Residential. In the first half of the year, shares of Host Hotels & Resorts rose after its management projected that revenue per available room (RevPAR), an important hotel industry performance metric, would jump between 1% and 4% in 2010, due to growing demand from large groups and conferences. Host Hotels & Resorts’ share price climbed higher during the second half of the year as demand for hotel rooms continued to recover and management reported strong third quarter RevPAR and raised estimates for RevPAR for fiscal year 2010. Another top performer, hotel/resort property company Starwood Hotels & Resorts Worldwide,2 also benefited from these trends and from robust growth at its Asia and New York City hotels. The share prices of many residential REITs, including Equity Residential, were boosted during the year by improved investor sentiment and an increase in demand as U.S. economic recovery continued. As evidence of the improving rental market, Equity Residential’s apartment occupancy rose to 95% in the third quarter of 2010, a 1.3% increase from a year earlier.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency,

2. This holding is not an index component.

Top 10 Holdings

Franklin Global Real Estate Securities Fund

12/31/10

Company Sector/Industry, Country	% of Total Net Assets
Sun Hung Kai Properties Ltd.	4.5%
Diversified Real Estate Activities, Hong Kong
Unibail-Rodamco SE	4.4%
Retail REITs, France
Simon Property Group Inc.	4.0%
Retail REITs, U.S.
Host Hotels & Resorts Inc.	2.8%
Specialized REITs, U.S.
Boston Properties Inc.	2.8%
Office REITs, U.S.
Equity Residential	2.5%
Residential REITs, U.S.
Vornado Realty Trust	2.5%
Diversified REITs, U.S.
Hang Lung Properties Ltd.	2.2%
Diversified Real Estate Activities, Hong Kong
Stockland	2.0%
Diversified REITs, Australia
Mitsui Fudosan Co. Ltd.	2.0%
Diversified Real Estate Activities, Japan

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2010, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s significant investment in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

Significant detractors from relative Fund performance during the period included our positions in Sun Hung Kai Properties,2 CapitaMalls Asia and no holding in CBL & Associates Properties. The share price of Hong Kong-based Sun Hung Kai, Asia’s largest property developer by market value, fell sharply in August after the government enacted new regulations to slow short-term market speculation. Investors sold Sun Hung Kai and other property stocks because of worries that real estate transactions would decline as buyers become wary of new regulations. Singapore-based property developer CapitaMalls Asia underperformed during the period after its management reported a major drop in profits for 2010’s third quarter due to lower rental income from shopping malls and residential projects in Singapore and China. The Fund did not own shares of retail REIT CBL & Associates Properties and, thus, did not benefit when this REIT generated one of the highest total returns within the index during the 12-month period.

Thank you for your participation in Franklin Global Real Estate Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Real Estate Securities Fund Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,234.20	$5.12
Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 1 shares (0.91%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.16	$10.84	$25.42	$35.25	$32.55

Income from investment operations[a]:
Net investment income[b]	0.38	0.30	0.62	0.80	0.67
Net realized and unrealized gains (losses)	1.94	1.36	(9.10)	(7.56)	5.40

Total from investment operations	2.32	1.66	(8.48)	(6.76)	6.07

Less distributions from:
Net investment income and net foreign currency gains	(0.36)	(1.34)	(0.32)	(0.81)	(0.75)
Net realized gains	—	—	(5.78)	(2.26)	(2.62)

Total distributions	(0.36)	(1.34)	(6.10)	(3.07)	(3.37)

Net asset value, end of year	$13.12	$11.16	$10.84	$25.42	$35.25

Total return[c]	21.24%	19.41%	(42.22)%	(20.65)%	20.87%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.11%	1.08%	0.84%	0.50%
Expenses net of waiver and payments by affiliates	0.86%	0.76% [d]	0.60% [d]	0.52% [d]	0.50% [d]
Net investment income	3.24%	3.13%	3.41%	2.57%	2.04%

Supplemental data
Net assets, end of year (000’s)	$40,430	$38,486	$39,018	$83,250	$140,487
Portfolio turnover rate	76.52%	87.34%	77.28%	121.84%	31.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.92	$10.61	$24.97	$34.67	$32.08

Income from investment operations[a]:
Net investment income[b]	0.34	0.27	0.56	0.72	0.58
Net realized and unrealized gains (losses)	1.90	1.33	(8.93)	(7.43)	5.31

Total from investment operations	2.24	1.60	(8.37)	(6.71)	5.89

Less distributions from:
Net investment income and net foreign currency gains	(0.33)	(1.29)	(0.21)	(0.73)	(0.68)
Net realized gains	—	—	(5.78)	(2.26)	(2.62)

Total distributions	(0.33)	(1.29)	(5.99)	(2.99)	(3.30)

Net asset value, end of year	$12.83	$10.92	$10.61	$24.97	$34.67

Total return[c]	20.97%	19.08%	(42.39)%	(20.86)%	20.58%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.36%	1.36%	1.33%	1.09%	0.75%
Expenses net of waiver and payments by affiliates	1.11%	1.01% [d]	0.85% [d]	0.77% [d]	0.75% [d]
Net investment income	2.99%	2.88%	3.16%	2.32%	1.79%

Supplemental data
Net assets, end of year (000’s)	$352,854	$345,445	$343,701	$893,837	$1,491,571
Portfolio turnover rate	76.52%	87.34%	77.28%	121.84%	31.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.14	$10.80	$23.34

Income from investment operations[b]:
Net investment income[c]	0.35	0.27	0.45
Net realized and unrealized gains (losses)	1.94	1.36	(6.89)

Total from investment operations	2.29	1.63	(6.44)

Less distributions from:
Net investment income and net foreign currency gains	(0.33)	(1.29)	(0.32)
Net realized gains	—	—	(5.78)

Total distributions	(0.33)	(1.29)	(6.10)

Net asset value, end of year	$13.10	$11.14	$10.80

Total return[d]	20.85%	19.01%	(37.28)%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.46%	1.46%	1.43%
Expenses net of waiver and payments by affiliates	1.21%	1.11% [f]	0.95% [f]
Net investment income	2.89%	2.78%	3.06%

Supplemental data
Net assets, end of year (000’s)	$3	$2	$2
Portfolio turnover rate	76.52%	87.34%	77.28%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton

Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Common Stocks 97.3%
Diversified Real Estate Activities 12.3%
City Developments Ltd.	Singapore	79,000	$773,375
[a]Hang Lung Properties Ltd.	Hong Kong	1,883,000	8,757,858
[a]Mitsubishi Estate Co. Ltd.	Japan	369,500	6,855,152
[a]Mitsui Fudosan Co. Ltd.	Japan	397,000	7,917,992
[a]Sun Hung Kai Properties Ltd.	Hong Kong	1,066,000	17,637,517
[a]Wharf (Holdings) Ltd.	Hong Kong	814,000	6,262,747

			48,204,641

Diversified REITs 13.5%
British Land Co. PLC	United Kingdom	672,400	5,517,976
Canadian REIT	Canada	79,200	2,466,065
Colonial Properties Trust	United States	164,200	2,963,810
GPT Group	Australia	1,943,169	5,837,173
H&R REIT	Canada	86,400	1,683,466
Kenedix Realty Investment Corp.	Japan	670	3,148,814
Land Securities Group PLC	United Kingdom	730,662	7,666,112
Liberty Property Trust	United States	40,100	1,279,992
Mirvac Group	Australia	1,274,369	1,595,056
Stockland	Australia	2,181,416	8,023,902
United Urban Investment Corp.	Japan	2,454	3,137,976
Vornado Realty Trust	United States	118,027	9,835,190

			53,155,532

Industrial REITs 5.2%
AMB Property Corp.	United States	188,300	5,970,993
Ascendas REIT	Singapore	466,000	751,847
Goodman Group	Australia	5,955,226	3,955,089
Japan Logistics Fund Inc.	Japan	220	2,076,009
Mapletree Logistics Trust	Singapore	1,499,280	1,127,673
[b]Mapletree Logistics Trust, 144A	Singapore	1,115,100	838,715
ProLogis	United States	409,400	5,911,736

			20,632,062

Office REITs 12.9%
Alexandria Real Estate Equities Inc.	United States	54,600	3,999,996
Boston Properties Inc.	United States	126,700	10,908,870
CapitaCommercial Trust	Singapore	3,481,000	4,069,758
Champion REIT	Hong Kong	5,048,196	2,981,180
Commonwealth Property Office Fund	Australia	1,442,589	1,223,391
Daiwa Office Investment Corp.	Japan	292	1,038,502
Derwent London PLC	United Kingdom	54,060	1,317,418
[c]Douglas Emmett Inc.	United States	84,900	1,409,340
Great Portland Estates PLC	United Kingdom	556,736	3,126,061
Highwoods Properties Inc.	United States	62,000	1,974,700
ING Office Fund	Australia	2,740,458	1,554,035
Japan Real Estate Investment Co.	Japan	382	3,962,353
Kilroy Realty Corp.	United States	64,700	2,359,609
Nippon Building Fund Inc.	Japan	76	779,895
ORIX JREIT Inc.	Japan	416	2,705,858
Silic	France	14,200	1,760,364
SL Green Realty Corp.	United States	82,400	5,562,824

			50,734,154

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Common Stocks (continued)
Real Estate Development 3.3%
Agile Property Holdings Ltd.	China	1,328,000	$1,964,876
[a]China Overseas Land & Investment Ltd.	Hong Kong	1,048,000	1,941,615
Evergrande Real Estate Group Ltd.	China	3,814,000	1,864,677
Keppel Land Ltd.	Singapore	1,095,000	4,096,648
[a,c]KWG Property Holdings Ltd.	China	1,357,617	1,048,016
[a]Soho China Ltd.	China	2,590,500	1,913,087

			12,828,919

Real Estate Operating Companies 4.5%
[a]Brookfield Properties Corp.	Canada	111,900	1,970,481
[a]Fastighets AB Hufvudstaden, A	Sweden	322,397	3,772,312
[b,c]Global Logistic Properties Ltd., 144A	Singapore	1,106,000	1,862,011
Hong Kong Land Holdings Ltd.	Hong Kong	548,000	3,956,560
Hysan Development Co. Ltd.	Hong Kong	1,069,000	5,047,578
Sponda OYJ	Finland	236,640	1,228,273

			17,837,215

Residential REITs 9.0%
American Campus Communities Inc.	United States	78,800	2,502,688
Apartment Investment & Management Co., A	United States	109,500	2,829,480
AvalonBay Communities Inc.	United States	32,990	3,713,024
Boardwalk REIT	Canada	89,200	3,689,833
BRE Properties Inc.	United States	36,000	1,566,000
Camden Property Trust	United States	37,000	1,997,260
Equity Lifestyle Properties Inc.	United States	20,900	1,168,937
Equity Residential	United States	191,700	9,958,815
Essex Property Trust Inc.	United States	17,180	1,962,300
Nippon Accommodations Fund Inc.	Japan	261	2,019,193
UDR Inc.	United States	166,570	3,917,726

			35,325,256

Retail REITs 25.7%
[b]CapitaMalls Asia Ltd., 144A	Singapore	561,000	848,278
CFS Retail Property Trust	Australia	527,514	948,618
Charter Hall Retail	Australia	710,332	2,133,798
Corio NV	Netherlands	61,331	3,939,417
Developers Diversified Realty Corp.	United States	281,876	3,971,633
Eurocommercial Properties NV	Netherlands	58,470	2,694,228
Federal Realty Investment Trust	United States	50,100	3,904,293
Frontier Real Estate Investment Corp.	Japan	214	2,043,117
Hammerson PLC	United Kingdom	632,860	4,124,188
Japan Retail Fund Investment Corp.	Japan	1,472	2,823,411
Kimco Realty Corp.	United States	166,200	2,998,248
Klepierre	France	42,900	1,549,229
The Link REIT	Hong Kong	2,142,600	6,657,290
The Macerich Co.	United States	124,990	5,920,776
National Retail Properties Inc.	United States	127,600	3,381,400
Realty Income Corp.	United States	56,200	1,922,040
Regency Centers Corp.	United States	69,900	2,952,576
RioCan REIT	Canada	115,900	2,556,960
Simon Property Group Inc.	United States	157,544	15,674,053
Suntec REIT	Singapore	2,100,000	2,455,183
Taubman Centers Inc.	United States	35,200	1,776,896
Unibail-Rodamco SE	France	87,093	17,243,282

FGR-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Common Stocks (continued)
Retail REITs (continued)
Westfield Group	Australia	635,432	$6,219,840
[c]Westfield Retail Trust	Australia	954,062	2,505,269

			101,244,023

Specialized REITs 10.9%
CDL Hospitality Trusts	Singapore	1,687,000	2,734,965
HCP Inc.	United States	147,100	5,411,809
Health Care REIT Inc.	United States	41,900	1,996,116
Hersha Hospitality Trust	United States	224,300	1,480,380
Host Hotels & Resorts Inc.	United States	625,339	11,174,808
[c]Hyatt Hotels Corp.	United States	50,820	2,325,523
Pebblebrook Hotel Trust	United States	57,630	1,171,042
Public Storage	United States	57,700	5,851,934
Starwood Hotels & Resorts Worldwide Inc.	United States	45,200	2,747,256
Ventas Inc.	United States	150,000	7,872,000

			42,765,833

Total Common Stocks (Cost $277,350,932)			382,727,635

		Principal Amount
Short Term Investments (Cost $18,861,662) 4.8%
Repurchase Agreements 4.8%
[d]Joint Repurchase Agreement, 0.141%, 1/03/11 (Maturity Value $18,861,884)	United States	$18,861,662	18,861,662
Barclays Capital Inc. (Maturity Value $3,247,451)
BNP Paribas Securities Corp. (Maturity Value $3,340,063)
Credit Suisse Securities (USA) LLC (Maturity Value $1,855,632)
Deutsche Bank Securities Inc. (Maturity Value $2,996,022)
HSBC Securities (USA) Inc. (Maturity Value $2,319,634)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,855,632)
Morgan Stanley & Co. Inc. (Maturity Value $2,319,634)
UBS Securities LLC (Maturity Value $927,816)

Collateralized by U.S. Government Agency Securities, 0.50% - 5.75%, 1/07/11 - 10/26/15;
[e]U.S. Treasury Bills, 5/12/11 - 7/28/11; and U.S. Treasury Notes, 0.375% - 1.875%,
9/30/11 - 9/30/17 (valued at $19,269,512)

Total Investments (Cost $296,212,594) 102.1%			401,589,297
Other Assets, less Liabilities (2.1)%			(8,302,899)

Net Assets 100.0%			$393,286,398

See Abbreviations on page FGR-24.

aA portion or all of the security purchased on a delayed delivery basis.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the aggregate value of these securities was $3,549,004, representing 0.90% of net assets.

cNon-income producing.

dSee Note 1(c) regarding joint repurchase agreement.

eThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGR-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin Global Real Estate Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$277,350,932
Cost - Repurchase agreements	18,861,662

Total cost of investments	$296,212,594

Value - Unaffiliated issuers	$382,727,635
Value - Repurchase agreements	18,861,662

Total value of investments	401,589,297
Receivables:
Investment securities sold	7,404,558
Capital shares sold	30,875
Dividends	1,826,150
Other assets	71

Total assets	410,850,951

Liabilities:
Payables:
Investment securities purchased	16,594,635
Capital shares redeemed	392,439
Affiliates	417,866
Accrued expenses and other liabilities	159,613

Total liabilities	17,564,553

Net assets, at value	$393,286,398

Net assets consist of:
Paid-in capital	$662,706,912
Undistributed net investment income	9,740,793
Net unrealized appreciation (depreciation)	105,353,624
Accumulated net realized gain (loss)	(384,514,931)

Net assets, at value	$393,286,398

Class 1:
Net assets, at value	$40,429,951

Shares outstanding	3,082,498

Net asset value and maximum offering price per share	$13.12

Class 2:
Net assets, at value	$352,853,643

Shares outstanding	27,501,844

Net asset value and maximum offering price per share	$12.83

Class 4:
Net assets, at value	$2,804

Shares outstanding	214

Net asset value and maximum offering price per share	$13.10

The accompanying notes are an integral part of these financial statements.

FGR-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin Global Real Estate Securities Fund
Investment income:
Dividends (net of foreign taxes of $615,147)	$15,456,936
Interest	12,365

Total investment income	15,469,301

Expenses:
Management fees (Note 3a)	3,012,970
Administrative fees (Note 3b)	941,553
Distribution fees: (Note 3c)
Class 2	844,870
Class 4	9
Unaffiliated transfer agent fees	1,179
Custodian fees (Note 4)	46,454
Reports to shareholders	114,131
Professional fees	51,555
Trustees’ fees and expenses	1,701
Other	28,009

Total expenses	5,042,431
Expenses waived/paid by affiliates (Note 3e)	(941,811)

Net expenses	4,100,620

Net investment income	11,368,681

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	24,973,306
Realized gain distributions from REITs	1,493,537
Foreign currency transactions	3,859,184

Net realized gain (loss)	30,326,027

Net change in unrealized appreciation (depreciation) on:
Investments	31,972,646
Translation of other assets and liabilities denominated in foreign currencies	(1,961,372)

Net change in unrealized appreciation (depreciation)	30,011,274

Net realized and unrealized gain (loss)	60,337,301

Net increase (decrease) in net assets resulting from operations	$71,705,982

The accompanying notes are an integral part of these financial statements.

FGR-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Real Estate Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$11,368,681	$9,772,462
Net realized gain (loss) from investments, realized gain distributions from REITs and foreign currency transactions	30,326,027	(166,331,137)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	30,011,274	215,645,516

Net increase (decrease) in net assets resulting from operations	71,705,982	59,086,841

Distributions to shareholders from net investment income and net foreign currency gains:
Class 1	(1,153,555)	(4,292,176)
Class 2	(9,661,113)	(39,137,801)
Class 4	(70)	(277)

Total distributions to shareholders	(10,814,738)	(43,430,254)

Capital share transactions: (Note 2)
Class 1	(4,330,791)	(1,895,657)
Class 2	(47,207,542)	(12,548,461)

Total capital share transactions	(51,538,333)	(14,444,118)

Net increase (decrease) in net assets	9,352,911	1,212,469
Net assets:
Beginning of year	383,933,487	382,721,018

End of year	$393,286,398	$383,933,487

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$9,740,793	$(2,713,247)

The accompanying notes are an integral part of these financial statements.

FGR-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Global Real Estate Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2010, 60.47% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

FGR-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2010.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 7 regarding other derivative information.

FGR-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FGR-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010[a]		2009[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	33,091	$392,138	44,534	$426,475
Shares issued in reinvestment of distributions	100,659	1,153,555	510,366	4,292,176
Shares redeemed	(500,801)	(5,876,484)	(705,877)	(6,614,308)

Net increase (decrease)	(367,051)	$(4,330,791)	(150,977)	$(1,895,657)

Class 2 Shares:
Shares sold	398,129	$4,697,314	1,108,202	$9,575,869
Shares issued in reinvestment of distributions	860,295	9,661,113	4,749,733	39,137,801
Shares redeemed	(5,381,053)	(61,565,969)	(6,626,769)	(61,262,131)

Net increase (decrease)	(4,122,629)	$(47,207,542)	(768,834)	$(12,548,461)

aDuring the year Class 4 did not report any share transactions.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGR-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.580%	Over $6.5 billion, up to and including $11.5 billion
0.560%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and FT Institutional have contractually agreed in advance to waive or limit their respective fees so that the increase in the Fund’s investment management and fund administration fees that became effective May 1, 2007 is phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect.

f. Other Affiliated Transactions

At December 31, 2010, Franklin Advisers, Inc. owned 100% of the Fund’s Class 4 outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, there were no credits earned.

FGR-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$151,234,938
2017	207,448,609
2018	4,202,616

$362,886,163

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$10,814,738	$43,430,254

At December 31, 2010, the cost of investments and net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$337,380,260

Unrealized appreciation	$73,915,470
Unrealized depreciation	(9,706,433)

Net unrealized appreciation (depreciation)	$64,209,037

Distributable earnings - undistributed ordinary income	$29,247,586

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $279,061,742 and $322,047,647, respectively.

7. OTHER DERIVATIVE INFORMATION

For the period ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Average Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$3,710,842	$(1,957,852)	67,273,048

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted in U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

FGR-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]	$382,727,635	$—	$—	$382,727,635
Short Term Investments	—	18,861,662	—	18,861,662

Total Investments in Securities	$382,727,635	$18,861,662	$—	$401,589,297

aFor detailed industry descriptions, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

ABBREVIATIONS
Selected Portfolio

REIT - Real Estate Investment Trust

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Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

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Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Global Real Estate Securities Fund

At December 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2011 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

FGR-26

FRANKLIN GROWTH AND INCOME SECURITIES FUND

We are pleased to bring you Franklin Growth and Income Securities Fund’s annual report for the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+16.93%	+1.74%	+2.72%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500), the Lipper VIP Equity Income Funds Classification Average and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: © 2011 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests predominantly in equity securities, including securities convertible into common stock.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which delivered a +15.06% total return.1 The Fund also outperformed its peers as measured by the Lipper VIP Equity Income Funds Classification Average, which posted a +14.97% total return for the same period.2 Please note the Fund invests primarily in stocks with above average dividend yields. As a result, its holdings and returns may differ from those of the S&P 500, which include nondividend-paying stocks and do not focus on dividend yield.

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010’s first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter.

Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy’s advance. During the early part of the annual period, home prices rose in many regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak.

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to a then 17-month high of $87 in early April. But as doubts surfaced about the recovery’s sustainability, oil prices dipped to $66 in late May. Prices rebounded to $91 per barrel

1. Source: © 2011 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. The Fund may have significant investments in particular sectors from time to time, such as financial services, energy, health care/pharmaceuticals, technology and telecommunications, and may be at greater risk of adverse developments in a sector than a fund that invests more broadly. Changes in the financial strength of a debt issuer or in the rating of its securities may affect the securities’ value and, as a result, impact Fund performance. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Investments in high yield, lower rated (junk) bonds generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.3 Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.3 Companies added jobs throughout the period, and the unemployment rate fell from 10.0% in December 2009 to 9.4% at period-end.3 The decline was attributable in part to a shrinking labor force as some unemployed workers stopped looking for jobs.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. Overall, the blue-chip stocks of the Dow Jones Industrial Average delivered a +14.06% total return, while the broader S&P 500 posted a +15.06% total return and the technology-heavy NASDAQ Composite Index produced a total return of +18.02%.1 During the period, growth stocks outperformed their value counterparts. Performance among the major sectors was positive, with consumer discretionary, industrials and materials making the largest gains, while health care and utilities had weaker results.

3. Source: Bureau of Labor Statistics.

FGI-3

Investment Strategy

We invest in a broadly diversified portfolio of equity securities that we consider to be financially strong. To help identify such companies, we use a current relative yield analysis that focuses on a company’s dividend yield (calculated by dividing a stock’s annual per share dividends by its per share market price). This results in a relative yield range for each company that can assist us in determining whether we believe a stock is attractively priced for purchase or sale. A higher relative dividend yield is frequently accompanied by a lower stock price. Therefore, we seek to buy a stock when its relative dividend yield is high and to sell a stock when its relative dividend yield is low, which may be caused by an increase in the price of the stock.

Manager’s Discussion

During a year in which broad-based stock markets improved across most sectors and industries, nearly all of the Fund’s holdings rose in value. Our investments in more economically sensitive sectors — financials, information technology, materials and energy — fared best as many economies around the globe signaled recovery and expansion from 2009’s recessionary lows.

Caterpillar, the world’s top manufacturer of earth-moving equipment and a big supplier of agricultural machinery, was among the Fund’s top performers for 2010. Orders for the company’s heavy equipment — particularly from overseas — rose substantially, enhanced by growing industrial demand in China and other developing nations. The convertible preferred stock of Autoliv,4 a Swedish manufacturer of automobile safety equipment, also appreciated nicely during the year. As manufacturing activity and industrial demand picked up around the world, the Fund’s investment in chemical and materials conglomerate E.I. DuPont de Nemours & Co. rose substantially. Also lifting the Fund’s results were several financials sector holdings, particularly convertible preferred stocks of diversified financial services companies Citigroup and Bank of America, as well as the common stock of asset manager T. Rowe Price Group.

The Fund also had a few disappointments from a variety of sectors and industries. For example, our position in software giant Microsoft lost value and was a major detractor. Despite a noticeable rebound in steel

4. Sold by period-end.

Top 10 Holdings

Franklin Growth and Income

Securities Fund

12/31/10

Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co.	3.1%
Financials
JPMorgan Chase & Co.	3.0%
Financials
Merck & Co.	2.4%
Health Care
Caterpillar Inc.	2.3%
Industrials
T. Rowe Price Group Inc.	2.3%
Financials
Microchip Technology Inc.	2.2%
Information Technology
General Electric Co.	2.2%
Industrials
E.I. DuPont de Nemours & Co.	2.1%
Materials
Microsoft Corp.	2.1%
Information Technology
The Coca-Cola Co.	2.1%
Consumer Staples

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-4

demand and prices during 2010, the Fund’s convertible bonds of Luxembourg-based steelmaker ArcelorMittal weighed on Fund performance. Within the health care sector, which was generally out of favor for most of 2010 and provided sub-par results, shares of health care products and pharmaceuticals companies such as Roche Holding (Switzerland), Abbott Laboratories and Johnson & Johnson lost value and hindered the Fund’s overall advance.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of

December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Growth and Income Securities Fund Class 1

FGI-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,248.40	$3.40
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$3.06

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.60%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.47	$8.72	$15.07	$16.83	$15.60

Income from investment operations[a]:
Net investment income[b]	0.38	0.31	0.39	0.41	0.42
Net realized and unrealized gains (losses)	1.32	1.92	(5.17)	(0.82)	2.05

Total from investment operations	1.70	2.23	(4.78)	(0.41)	2.47

Less distributions from:
Net investment income	(0.41)	(0.48)	(0.45)	(0.42)	(0.43)
Net realized gains	—	—	(1.12)	(0.93)	(0.81)

Total distributions	(0.41)	(0.48)	(1.57)	(1.35)	(1.24)

Net asset value, end of year	$11.76	$10.47	$8.72	$15.07	$16.83

Total return[c]	16.93%	26.82%	(34.95)%	(3.46)%	17.05%
Ratios to average net assets
Expenses	0.59%	0.60% [d]	0.55% [d]	0.52% [d]	0.54% [d]
Net investment income	3.62%	3.46%	3.17%	2.47%	2.63%

Supplemental data
Net assets, end of year (000’s)	$176,590	$174,403	$162,936	$306,691	$388,751
Portfolio turnover rate	26.83%	51.05%	30.66%	36.66%	23.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.33	$8.59	$14.86	$16.62	$15.42

Income from investment operations[a]:
Net investment income[b]	0.35	0.28	0.35	0.37	0.37
Net realized and unrealized gains (losses)	1.31	1.90	(5.10)	(0.82)	2.03

Total from investment operations	1.66	2.18	(4.75)	(0.45)	2.40

Less distributions from:
Net investment income	(0.39)	(0.44)	(0.40)	(0.38)	(0.39)
Net realized gains	—	—	(1.12)	(0.93)	(0.81)

Total distributions	(0.39)	(0.44)	(1.52)	(1.31)	(1.20)

Net asset value, end of year	$11.60	$10.33	$8.59	$14.86	$16.62

Total return[c]	16.68%	26.55%	(35.14)%	(3.71)%	16.76%
Ratios to average net assets
Expenses	0.84%	0.85% [d]	0.80% [d]	0.77% [d]	0.79% [d]
Net investment income	3.37%	3.21%	2.92%	2.22%	2.38%

Supplemental data
Net assets, end of year (000’s)	$151,481	$152,077	$141,359	$312,692	$348,724
Portfolio turnover rate	26.83%	51.05%	30.66%	36.66%	23.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.45	$8.70	$14.16

Income from investment operations[b]:
Net investment income[c]	0.34	0.28	0.29
Net realized and unrealized gains (losses)	1.32	1.92	(4.18)

Total from investment operations	1.66	2.20	(3.89)

Less distributions from:
Net investment income	(0.38)	(0.45)	(0.45)
Net realized gains	—	—	(1.12)

Total distributions	(0.38)	(0.45)	(1.57)

Net asset value, end of year	$11.73	$10.45	$8.70

Total return[d]	16.41%	26.54%	(31.00)%
Ratios to average net assets[e]
Expenses	0.94%	0.95% [f]	0.90% [f]
Net investment income	3.27%	3.11%	2.82%

Supplemental data
Net assets, end of year (000’s)	$4	$4	$3
Portfolio turnover rate	26.83%	51.05%	30.66%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks 82.1%
Consumer Discretionary 6.9%
Best Buy Co. Inc.	United States	102,300	$3,507,867
Comcast Corp., A	United States	203,680	4,474,850
The Home Depot Inc.	United States	140,700	4,932,942
Limited Brands Inc.	United States	160,000	4,916,800
Target Corp.	United States	82,300	4,948,699

			22,781,158

Consumer Staples 8.5%
The Coca-Cola Co.	United States	105,000	6,905,850
Diageo PLC, ADR	United Kingdom	77,700	5,775,441
PepsiCo Inc.	United States	90,500	5,912,365
The Procter & Gamble Co.	United States	61,400	3,949,862
Unilever NV, N.Y. shs.	Netherlands	168,200	5,281,480

			27,824,998

Energy 10.4%
Chevron Corp.	United States	75,000	6,843,750
ConocoPhillips	United States	90,000	6,129,000
Exxon Mobil Corp.	United States	80,444	5,882,065
Halliburton Co.	United States	145,000	5,920,350
Spectra Energy Corp.	United States	224,900	5,620,251
[a]Weatherford International Ltd.	United States	156,600	3,570,480

			33,965,896

Financials 9.3%
Aflac Inc.	United States	105,000	5,925,150
JPMorgan Chase & Co.	United States	118,270	5,017,014
Marsh & McLennan Cos. Inc.	United States	168,400	4,604,056
T. Rowe Price Group Inc.	United States	116,400	7,512,456
Wells Fargo & Co.	United States	195,400	6,055,446
Weyerhaeuser Co.	United States	80,027	1,514,911

			30,629,033

Health Care 8.6%
Abbott Laboratories	United States	94,000	4,503,540
Johnson & Johnson	United States	105,700	6,537,545
Merck & Co. Inc.	United States	220,061	7,930,998
Pfizer Inc.	United States	235,400	4,121,854
Roche Holding AG	Switzerland	34,500	5,060,493

			28,154,430

Industrials 13.9%
3M Co.	United States	73,200	6,317,160
The Boeing Co.	United States	45,800	2,988,908
Caterpillar Inc.	United States	80,700	7,558,362
General Dynamics Corp.	United States	83,300	5,910,968
General Electric Co.	United States	395,600	7,235,524
J.B. Hunt Transport Services Inc.	United States	94,800	3,868,788
Republic Services Inc.	United States	178,000	5,315,080
United Parcel Service Inc., B	United States	87,100	6,321,718

			45,516,508

FGI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks (continued)
Information Technology 11.3%
Intel Corp.	United States	300,600	$6,321,618
International Business Machines Corp.	United States	45,000	6,604,200
Microchip Technology Inc.	United States	215,000	7,355,150
Microsoft Corp.	United States	250,000	6,980,000
Paychex Inc.	United States	150,400	4,648,864
Xerox Corp.	United States	433,500	4,993,920

			36,903,752

Materials 4.1%
E. I. du Pont de Nemours and Co.	United States	140,000	6,983,200
Freeport-McMoRan Copper & Gold Inc., B	United States	54,169	6,505,155

			13,488,355

Telecommunication Services 5.0%
AT&T Inc.	United States	207,597	6,099,200
Verizon Communications Inc.	United States	145,200	5,195,256
Vodafone Group PLC	United Kingdom	1,948,100	5,042,245

			16,336,701

Utilities 4.1%
PG&E Corp.	United States	87,200	4,171,648
PPL Corp.	United States	24,300	639,576
Sempra Energy	United States	67,542	3,544,604
The Southern Co.	United States	137,100	5,241,333

			13,597,161

Total Common Stocks (Cost $214,226,161)			269,197,992

[b]Equity-Linked Securities (Cost $4,823,720) 1.8%
Information Technology 1.8%
[c]Goldman Sachs Group Inc. into Apple Inc., 5.50%, 144A	United States	19,000	5,958,077

Convertible Preferred Stocks 11.8%
Consumer Discretionary 0.7%
General Motors Co., 4.75%, cvt. pfd., B	United States	44,200	2,391,662

Energy 1.7%
[c]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	5,000	5,619,500

Financials 5.7%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	6,100	5,837,517
Citigroup Inc., 7.50%, cvt. pfd.	United States	37,900	5,180,551
Hartford Financial Services Group Inc., 7.25%, cvt. pfd.	United States	130,000	3,329,300
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	4,200	4,202,310

			18,549,678

Health Care 1.1%
Tenet Healthcare Corp., 7.00%, cvt. pfd.	United States	3,200	3,496,000

Materials 1.3%
Anglogold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	80,000	4,438,400

Utilities 1.3%
Great Plains Energy Inc., 12.00%, cvt. pfd.	United States	65,000	4,192,500

Total Convertible Preferred Stocks (Cost $32,075,934)			38,687,740

FGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Preferred Stocks (Cost $8,133,100) 0.1%
Financials 0.1%
[a]Fannie Mae, 8.25%, pfd.	United States	325,000	$182,000

		Principal Amount*
Convertible Bonds (Cost $1,750,000) 0.8%
Materials 0.8%
ArcelorMittal, cvt., senior note, 5.00%, 5/15/14	Luxembourg	$1,750,000	2,537,500

Corporate Bonds (Cost $3,913,272) 1.4%
Financials 1.4%
[d]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/18, FRN thereafter, Perpetual	United States	4,400,000	4,692,913

Total Investments before Short Term Investments (Cost $264,922,187)			321,256,222

Short Term Investments (Cost $6,354,113) 1.9%
Repurchase Agreements 1.9%
[e]Joint Repurchase Agreement, 0.141%, 1/03/11 (Maturity Value $6,354,188)	United States	6,354,113	6,354,113
Barclays Capital Inc. (Maturity Value $1,094,001)
BNP Paribas Securities Corp. (Maturity Value $1,125,199)
Credit Suisse Securities (USA) LLC (Maturity Value $625,125)
Deutsche Bank Securities Inc. (Maturity Value $1,009,299)
HSBC Securities (USA) Inc. (Maturity Value $781,438)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $625,125)
Morgan Stanley & Co. Inc. (Maturity Value $781,438)
UBS Securities LLC (Maturity Value $312,563)

Collateralized by U.S. Government Agency Securities, 0.50% - 5.75%, 1/07/11 - 10/26/15, [f]U.S. Treasury Bills, 5/12/11 - 7/28/11; and U.S.Treasury Notes, 0.375% - 1.875%,
9/30/11 - 9/30/17 (valued at $6,491,510)

Total Investments (Cost $271,276,300) 99.9%			327,610,335
Other Assets, less Liabilities 0.1%			464,729

Net Assets 100.0%			$328,075,064

See Abbreviations on page FGI-24.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 1(d) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the aggregate value of these securities was $11,577,577, representing 3.53% of net assets.

dPerpetual security with no stated maturity date.

eSee Note 1(c) regarding joint repurchase agreement.

fThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$264,922,187
Cost - Repurchase agreements	6,354,113

Total cost of investments	$271,276,300

Value - Unaffiliated issuers	$321,256,222
Value - Repurchase agreements	6,354,113

Total value of investments	327,610,335
Receivables:
Capital shares sold	88,738
Dividends and interest	750,238
Other assets	62

Total assets	328,449,373

Liabilities:
Payables:
Capital shares redeemed	38,674
Affiliates	207,896
Reports to shareholders	95,155
Professional fees	28,367
Accrued expenses and other liabilities	4,217

Total liabilities	374,309

Net assets, at value	$328,075,064

Net assets consist of:
Paid-in capital	$342,535,178
Undistributed net investment income	11,818,534
Net unrealized appreciation (depreciation)	56,336,943
Accumulated net realized gain (loss)	(82,615,591)

Net assets, at value	$328,075,064

Class 1:
Net assets, at value	$176,589,750

Shares outstanding	15,012,045

Net asset value and maximum offering price per share	$11.76

Class 2:
Net assets, at value	$151,481,174

Shares outstanding	13,058,787

Net asset value and maximum offering price per share	$11.60

Class 4:
Net assets, at value	$4,140

Shares outstanding	353

Net asset value and maximum offering price per share	$11.73

The accompanying notes are an integral part of these financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin Growth and Income Securities Fund
Investment income:
Dividends	$12,334,530
Interest	872,822

Total investment income	13,207,352

Expenses:
Management fees (Note 3a)	1,659,403
Distribution fees: (Note 3c)
Class 2	362,393
Class 4	13
Unaffiliated transfer agent fees	354
Custodian fees (Note 4)	4,957
Reports to shareholders	131,888
Professional fees	43,494
Trustees’ fees and expenses	1,433
Other	17,382

Total expenses	2,221,317

Net investment income	10,986,035

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	12,730,048
Foreign currency transactions	(32,093)

Net realized gain (loss)	12,697,955

Net change in unrealized appreciation (depreciation) on:
Investments	25,063,524
Translation of other assets and liabilities denominated in foreign currencies	(4,515)

Net change in unrealized appreciation (depreciation)	25,059,009

Net realized and unrealized gain (loss)	37,756,964

Net increase (decrease) in net assets resulting from operations	$48,742,999

The accompanying notes are an integral part of these financial statements.

FGI-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$10,986,035	$9,759,311
Net realized gain (loss) from investments and foreign currency transactions	12,697,955	(57,669,814)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	25,059,009	117,578,917

Net increase (decrease) in net assets resulting from operations	48,742,999	69,668,414

Distributions to shareholders from:
Net investment income:
Class 1	(6,417,296)	(8,187,942)
Class 2	(5,249,987)	(6,640,173)
Class 4	(134)	(158)

Total distributions to shareholders	(11,667,417)	(14,828,273)

Capital share transactions: (Note 2)
Class 1	(17,785,745)	(17,856,351)
Class 2	(17,698,877)	(14,797,923)

Total capital share transactions	(35,484,622)	(32,654,274)

Net increase (decrease) in net assets	1,590,960	22,185,867
Net assets:
Beginning of year	326,484,104	304,298,237

End of year	$328,075,064	$326,484,104

Undistributed net investment income included in net assets:
End of year	$11,818,534	$11,425,179

The accompanying notes are an integral part of these financial statements.

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Growth and Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2010, 74.60% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result,

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2010.

d. Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Equity-Linked Securities (continued)

security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010[a]		2009[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	71,404	$762,743	19,644	$180,736
Shares issued in reinvestment of distributions	641,089	6,417,296	956,535	8,187,942
Shares redeemed	(2,352,373)	(24,965,784)	(3,016,988)	(26,225,029)

Net increase (decrease)	(1,639,880)	$(17,785,745)	(2,040,809)	$(17,856,351)

Class 2 Shares:
Shares sold	846,978	$8,699,858	951,710	$8,248,590
Shares issued in reinvestment of distributions	530,838	5,249,987	784,890	6,640,173
Shares redeemed	(3,035,560)	(31,648,722)	(3,475,755)	(29,686,686)

Net increase (decrease)	(1,657,744)	$(17,698,877)	(1,739,155)	$(14,797,923)

[a]During	the period Class 4 did not report any share transactions.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2010, Advisers owned 100% of the Fund’s Class 4 outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$8,790,704
2017	73,467,163

$82,257,867

FGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

5. INCOME TAXES (continued)

During the year ended December 31, 2010, the Fund utilized $11,709,634 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$11,667,417	$14,828,273

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$271,475,995

Unrealized appreciation	$70,160,839
Unrealized depreciation	(14,026,499)

Net unrealized appreciation (depreciation)	$56,134,340

Distributable earnings - undistributed ordinary income	$11,643,498

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $81,607,319 and $111,830,441, respectively.

7. CREDIT RISK

At December 31, 2010, the Fund had 12.35% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

FGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

8. CREDIT FACILITY (continued)

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:[a]
Energy	$33,965,896	$5,619,500	$—	$39,585,396
Health Care	28,154,430	3,496,000	—	31,650,430
Utilities	13,597,161	4,192,500	—	17,789,661
Other Equity Investments[b]	219,042,245	—	—	219,042,245
Equity-Linked Securities	—	5,958,077		5,958,077
Convertible Bonds	—	2,537,500	—	2,537,500
Corporate Bonds	—	4,692,913	—	4,692,913
Short Term Investments	—	6,354,113	—	6,354,113

Total Investments in Securities	$294,759,732	$32,850,603	$—	$327,610,335

a Includes common, preferred and convertible preferred stocks as well as other equity investments.

bFor detailed industry descriptions, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

ABBREVIATIONS
Selected Portfolio

ADR - American Depository Receipt
FRN - Floating Rate Note

FGI-24

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

FGI-25

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Growth and Income Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 88.32% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

FGI-26

FRANKLIN HIGH INCOME SECURITIES FUND

This annual report for Franklin High Income Securities Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+13.71%	+7.10%	+7.15%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Current Yield Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: © 2011 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests substantially in high yield, lower rated debt securities and preferred stocks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the CS High Yield Index, which posted a +14.42% total return for the period under review.1 The Fund performed comparably to its peers, as measured by the +13.61% total return of the Lipper VIP High Current Yield Funds Classification Average.2

Economic and Market Overview

The U.S. economy expanded unevenly during the 12-month reporting period. The nation’s economic activity as measured by gross domestic product registered annualized growth rates of 3.7%, 1.7%, 2.6% and an estimated 3.2% in the first, second, third and fourth quarters of 2010, respectively. In the fourth quarter, rising exports, shrinking imports and greater consumer and business spending supported growth. The job market remained sluggish, however, and the unemployment rate was 9.4% in December.3 Challenges to sustained economic recovery include elevated debt concerns and a struggling housing sector.

Crude oil prices began the reporting period at $79 per barrel, but abruptly fell in May when a European debt crisis threatened the global recovery. After a brief rally, prices retreated again in August due to slumping stock prices, reduced demand and abundant inventory levels. Prices quickly recovered after receiving a boost from the falling U.S. dollar and positive economic data and reached a 12-month high of $91 in late December. The pace of inflation slowed during the year, and December’s inflation rate was an annualized 1.5%.3 Similarly, core inflation, which excludes food and energy costs, slowed to a 0.8% annualized rate.3

Early in the year, economic improvement and benign inflation trends prompted Federal Reserve Board (Fed) policymakers to maintain record-low interest rates within a 0% to 0.25% range and discontinue

1. Source: © 2011 Morningstar.

2. Source: Lipper Inc. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund invests substantially in high yield, lower rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. Bank loans and loan participations involve credit, interest rate and illiquidity risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, market volatility, and political and social instability. Derivative instruments may be volatile and illiquid, may give rise to leverage and may involve a small investment relative to the risk assumed. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

certain stimulus plans. In June, the Fed offered a more restrained view of the economy largely because of developments in Europe and signs the U.S. economic expansion lacked momentum. Consumer confidence tumbled due to disappointing employment numbers, a plunge in home sales spurred by the expiration of a homebuyer tax credit, and fears of a renewed economic slowdown. On several occasions, the Fed reiterated it would maintain the federal funds target rate within a range of 0% to 0.25% for an extended period. In November, concerned about the slowing pace of recovery as well as inflation, which had dipped to a level below its mandate to foster maximum employment and price stability, the Fed said it intended to buy $600 billion of government debt in an effort to correct these conditions.

Investor concerns about weak economic data and the potential spillover effects of the European debt crisis led to market volatility. At times, wary investors favored short-term Treasuries, and Treasury yields dipped to very low levels during the year. Late in the year, encouraging corporate earnings reports, the prospect of Fed intervention and extension of Bush-era tax cuts boosted investor confidence and fueled an equity market rally, which dampened Treasury prices. For the 12 months under review, however, Treasury prices rose and yields declined, reflecting general investor uncertainty. The two-year Treasury bill yield decreased from 1.14% to 0.61% over the 12-month period, while the 10-year Treasury note yield fell from 3.85% to 3.30%.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Following the high yield market’s record results in 2009, investors enjoyed another double-digit positive return for the year ended December 31, 2010. Although the Fund trailed its benchmark, the

CS High Yield Index, it performed roughly in line with its peer group, the Lipper VIP High Current Yield Funds Classification Average. Despite pockets of volatility during the year, driven by fluctuations in the U.S. economic outlook and significant problems in the European financial sector, the high yield market generally maintained a positive tone. With interest rates still very low for government securities, and equity markets somewhat skittish, many investors looked to the high yield market for its premium yield relative to other fixed income alternatives. This demand allowed numerous corporations to refinance near-term debt maturities and thereby stabilize or improve their balance sheets. In addition, earnings results for most sectors improved year-over-year, further strengthening many issuers’ fundamentals. These factors contributed to some tightening of high yield spreads above Treasury securities.

Based on our assessment of the market’s valuation going into 2010, we sought to somewhat increase the Fund’s beta. As the year progressed, we targeted a more neutral beta positioning versus the benchmark index and our peers, although on average the Fund’s positioning was slightly more conservative over the course of the year. Consequently, with the market maintaining a higher risk appetite, this stance detracted from relative performance, particularly earlier in 2010.

In addition to our top-down efforts, we typically draw on our fundamental research process to drive the Fund’s industry positioning. Within that framework, we over- and underweighted certain industries relative to the benchmark index in an effort to outperform. For instance, as the year progressed, we increased our auto sector weighting.4 With consumer demand slowly returning and the supplier base mainly restructured, the industry’s fundamentals improved, and the auto sector notably outperformed the overall index. Since the Fund ended the year overweighted versus the index, this positioning helped relative performance, although our higher quality positioning in the industry hindered relative results. Conversely, we were underweighted in forest products due to continued oversupply issues and still weak demand.5 This positioning also helped relative performance as the industry underperformed the index; however, our forest products holdings underperformed those of the index. Similarly, we underweighted the food retailing industry given ongoing competitive and food inflation pressures on profit margins for supermarket operators.6 With the industry’s weak return, our positioning aided performance versus the benchmark index.

4. Auto sector holdings are in automobiles and components in the SOI.

5. Forest products holdings are in materials in the SOI.

6. Food retailing holdings are in food and staples retailing in the SOI.

Top 10 Sectors/Industries

Franklin High Income Securities Fund

12/31/10

% of Total Net Assets
Energy	16.7%
Media	8.2%
Telecommunication Services	8.1%
Materials	7.8%
Consumer Services	7.4%
Health Care Equipment & Services	7.2%
Capital Goods	6.4%
Diversified Financials	5.4%
Utilities	5.1%
Automobiles & Components	3.2%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Although some of the Fund’s positioning enhanced relative performance versus the benchmark index, certain weightings had a negative impact. For example, after a very turbulent 2009, the financials sector rallied significantly as some stability returned, and the sector outperformed the overall index.7 Although we nearly doubled our exposure during the year, our underweighted position earlier in 2010 detracted from relative performance. In contrast, we decreased our holdings in the utilities sector but remained overweighted. Given ongoing pricing pressures for independent power producers, the utilities sector was one of the index’s worst performing, thereby hindering our performance versus the benchmark. Finally, the pay television industry modestly underperformed the index and the Fund had an overweighted position.8 As a lower beta sector, the industry’s performance lagged the overall market, and our overweighted positioning was a drag on relative returns.

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

7. Financials holdings are in banks and diversified financials in the SOI.

8. Pay television holdings are in media in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,099.50	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$3.11

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.61%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Year Ended December 31,
Class 1	2010	2009		2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.26	$4.68		$6.72	$6.96	$6.82

Income from investment operations[a]:
Net investment income[b]	0.49	0.46		0.50	0.51	0.49
Net realized and unrealized gains (losses)	0.32	1.50		(1.92)	(0.30)	0.12

Total from investment operations	0.81	1.96		(1.42)	0.21	0.61

Less distributions from net investment income	(0.44)	(0.38)		(0.62)	(0.45)	(0.47)

Net asset value, end of year	$6.63	$6.26		$4.68	$6.72	$6.96

Total return[c]	13.71%	42.99%		(23.16)%	3.02%	9.48%
Ratios to average net assets
Expenses before expense reduction	0.61%	0.63%		0.66%	0.61%	0.64%
Expenses net of expense reduction	0.61%	0.63%	[d]	0.66% [d]	0.61% [d]	0.63%
Net investment income	7.71%	8.33%		8.30%	7.38%	7.14%

Supplemental data
Net assets, end of year (000’s)	$48,051	$48,855		$38,225	$61,286	$77,641
Portfolio turnover rate	60.80%	26.41%		21.75%	40.65%	37.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 2	2010	2009		2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.13	$4.59		$6.60	$6.85	$6.71

Income from investment operations[a]:
Net investment income[b]	0.47	0.44		0.47	0.48	0.46
Net realized and unrealized gains (losses)	0.30	1.47		(1.88)	(0.29)	0.13

Total from investment operations	0.77	1.91		(1.41)	0.19	0.59

Less distributions from net investment income	(0.43)	(0.37)		(0.60)	(0.44)	(0.45)

Net asset value, end of year	$6.47	$6.13		$4.59	$6.60	$6.85

Total return[c]	13.26%	42.70%		(23.38)%	2.72%	9.36%
Ratios to average net assets
Expenses before expense reduction	0.86%	0.88%		0.91%	0.86%	0.89%
Expenses net of expense reduction	0.86%	0.88%	[d]	0.91% [d]	0.86% [d]	0.88%
Net investment income	7.46%	8.08%		8.05%	7.13%	6.89%

Supplemental data
Net assets, end of year (000’s)	$239,824	$198,567		$84,396	$155,777	$166,318
Portfolio turnover rate	60.80%	26.41%		21.75%	40.65%	37.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 4	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.22	$4.67		$6.55

Income from investment operations[b]:
Net investment income[c]	0.47	0.45		0.39
Net realized and unrealized gains (losses)	0.31	1.48		(1.65)

Total from investment operations	0.78	1.93		(1.26)

Less distributions from net investment income	(0.43)	(0.38)		(0.62)

Net asset value, end of year	$6.57	$6.22		$4.67

Total return[d]	13.31%	42.36%		(21.34)%
Ratios to average net assets[e]
Expenses	0.96%	0.98%	[f]	1.01% [f]
Net investment income	7.36%	7.98%		7.95%

Supplemental data
Net assets, end of year (000’s)	$25,934	$15,105		$2,244
Portfolio turnover rate	60.80%	26.41%		21.75%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin High Income Securities Fund	Country	Shares	Value
Common Stocks (Cost $865,221) 0.1%
Media 0.1%
[a]Dex One Corp.	United States	27,909	$208,201

Preferred Stocks (Cost $195,250) 0.2%
Diversified Financials 0.2%
[b]GMAC Inc., 7.00%, pfd.,, 144A, 7.00%	United States	550	519,836

		Principal Amount*
Corporate Bonds 91.4%
Automobiles & Components 3.2%
Ford Motor Credit Co. LLC, 7.80%, 6/01/12	United States	1,500,000	1,595,225
senior note, 7.00%, 4/15/15	United States	2,000,000	2,151,212
senior note, 6.625%, 8/15/17	United States	1,000,000	1,052,396
senior note, 8.125%, 1/15/20	United States	1,000,000	1,165,329
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	2,100,000	2,184,000
[b]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	1,700,000	1,844,500

			9,992,662

Banks 0.9%
Regions Bank, sub. note, 7.50%, 5/15/18	United States	500,000	515,725
[c]Wells Fargo Capital XV, pfd., 9.75% to 9/26/13, FRN thereafter, Perpetual	United States	2,000,000	2,235,000

			2,750,725

Capital Goods 6.4%
[b]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	2,400,000	2,286,744
Arvinmeritor Inc., senior note, 10.625%, 3/15/18	United States	1,900,000	2,137,500
BE Aerospace Inc., senior note, 6.875%, 10/01/20	United States	400,000	415,000
[b]Case New Holland Inc., senior note, 144A, 7.875%, 12/01/17	United States	2,100,000	2,320,500
GeoEye Inc., senior secured note, 8.625%, 10/01/16	United States	2,900,000	3,045,000
The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	1,400,000	1,540,000
8.50%, 11/01/20	United States	500,000	533,750
[b]Pinafore LLC/Inc., senior secured note, 144A, 9.00%, 10/01/18	United States	400,000	434,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	2,300,000	2,455,250
RSC Equipment Rental Inc. and RSC Holdings III LLC, senior note, 10.25%, 11/15/19	United States	2,500,000	2,775,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	2,000,000	2,045,000

			19,987,744

Commercial & Professional Services 0.9%
[d]Diversey Holdings Inc., senior note, PIK, 10.50%, 5/15/20	United States	2,100,000	2,325,750
[e,f]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
[b]Interactive Data Corp., senior note, 144A, 10.25%, 8/01/18	United States	500,000	550,000

			2,875,941

Consumer Durables & Apparel 2.4%
Jarden Corp., senior note, 6.125%, 11/15/22	United States	500,000	479,375
senior sub. note, 7.50%, 5/01/17	United States	2,200,000	2,329,250
KB Home, senior note, 6.25%, 6/15/15	United States	2,400,000	2,388,000
[b]Libbey Glass Inc., senior secured note, 144A, 10.00%, 2/15/15	United States	1,000,000	1,080,000
[b]M/I Homes Inc., senior note, 144A, 8.625%, 11/15/18	United States	1,300,000	1,317,875

			7,594,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services 7.4%
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	2,200,000	$2,447,500
[b]ClubCorp Club Operations Inc., senior note, 144A, 10.00%, 12/01/18	United States	1,700,000	1,623,500
[b,e]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,700,000	14,450
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,000,000	3,390,000
[b]Marina District Finance Co. Inc., senior secured note, 144A, 9.50%, 10/15/15	United States	400,000	395,000
9.875%, 8/15/18	United States	200,000	198,000
MGM Resorts International, senior note, 6.625%, 7/15/15	United States	2,500,000	2,303,125
senior note, 6.875%, 4/01/16	United States	1,200,000	1,075,500
[b]senior secured note, 144A, 9.00%, 3/15/20	United States	600,000	663,000
[b]NCL Corp. Ltd., senior note, 144A, 9.50%, 11/15/18	United States	500,000	517,500
Norwegian Cruise Line Ltd., senior secured note, 11.75%, 11/15/16	United States	2,000,000	2,323,750
Pinnacle Entertainment Inc., senior note, 8.625%, 8/01/17	United States	2,200,000	2,409,000
senior sub. note, 7.50%, 6/15/15	United States	400,000	403,000
[b]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,000,000	695,000
[e]Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	200,000	20
senior note, 7.75%, 8/15/16	United States	1,000,000	100
senior sub. note, 6.50%, 2/01/14	United States	100,000	10
senior sub. note, 6.875%, 3/01/16	United States	1,000,000	100
Universal City Development, senior note, 8.875%, 11/15/15	United States	1,500,000	1,601,250
senior sub. note, 10.875%, 11/15/16	United States	200,000	219,500
[b]Visant Corp., senior note, 144A, 10.00%, 10/01/17	United States	2,800,000	2,982,000

			23,261,305

Diversified Financials 5.2%
[b]Ally Financial Inc., senior bond, 144A, 7.50%, 9/15/20	United States	500,000	526,875
[c]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,522,625
CIT Group Inc., senior secured sub. bond, 7.00%, 5/01/17	United States	4,000,000	4,020,000
GMAC Inc., senior note, 6.875%, 8/28/12	United States	3,000,000	3,150,000
sub. note, 8.00%, 12/31/18	United States	1,000,000	1,067,500
International Lease Finance Corp., senior note, 8.25%, 12/15/20	United States	400,000	412,500
senior note, R, 5.65%, 6/01/14	United States	2,800,000	2,793,000
[b]senior secured note, 144A, 6.75%, 9/01/16	United States	1,200,000	1,287,000
[b]TransUnion LLC/TransUnion Corp., senior note, 144A, 11.375%, 6/15/18	United States	600,000	687,000

			16,466,500

Energy 16.7%
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	United States	2,000,000	2,446,140
Antero Resources Finance, senior note, 9.375%, 12/01/17	United States	2,600,000	2,733,250
Berry Petroleum Co., senior note, 6.75%, 11/01/20	United States	500,000	503,750
[b]BreitBurn Energy Partners LP, senior note, 144A, 8.625%, 10/15/20	United States	1,200,000	1,212,000
[b]Brigham Exploration Co., senior note, 144A, 8.75%, 10/01/18	United States	2,800,000	3,024,000
[b]Carrizo Oil & Gas Inc., senior note, 144A, 8.625%, 10/15/18	United States	800,000	828,000
[b]Chaparral Energy Inc., senior note, 144A, 9.875%, 10/01/20	United States	1,400,000	1,480,500
[b]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	3,000,000	3,120,000
Chesapeake Energy Corp., senior note, 6.625%, 8/15/20	United States	2,900,000	2,871,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[b]Consol Energy Inc., senior note, 144A, 8.00%, 4/01/17	United States	500,000	$535,000
8.25%, 4/01/20	United States	500,000	542,500
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	500,000	538,125
El Paso Corp., senior note, 6.875%, 6/15/14	United States	2,000,000	2,134,960
[b]144A, 6.50%, 9/15/20	United States	400,000	404,000
[b]Energy XXI Gulf Coast Inc., senior note, 144A, 9.25%, 12/15/17	United States	2,500,000	2,606,250
[g]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	1,900,000	1,973,971
[b]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,000,000	1,932,290
General Maritime Corp., senior note, 12.00%, 11/15/17	United States	400,000	388,000
Holly Corp., senior note, 9.875%, 6/15/17	United States	700,000	766,500
[b]Linn Energy Corp., senior note, 144A, 8.625%, 4/15/20	United States	2,000,000	2,165,000
7.75%, 2/01/21	United States	700,000	721,000
MarkWest Energy Partners LP/Finance Corp., senior note, 6.75%, 11/01/20	United States	1,500,000	1,507,500
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	1,500,000	1,552,500
[b]OPTI Canada Inc., senior secured note, 144A, 9.75%, 8/15/13	Canada	1,400,000	1,407,000
Peabody Energy Corp., senior note, 6.50%, 9/15/20	United States	1,700,000	1,823,250
Petrohawk Energy Corp., senior note, 7.875%, 6/01/15	United States	1,800,000	1,883,250
7.25%, 8/15/18	United States	300,000	304,500
[b]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	1,600,000	1,480,000
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	United States	2,200,000	2,318,250
Pride International Inc., senior note, 6.875%, 8/15/20	United States	300,000	312,750
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	2,000,000	2,085,000
9.125%, 8/15/19	United States	300,000	330,750
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	300,000	309,750
[b]144A, 8.00%, 6/01/18	United States	2,500,000	2,550,000
[h]PIK, 8.625%, 4/01/15	United States	100,000	102,875
[b]Vantage Drilling Co., senior secured note, 144A, 11.50%, 8/01/15	United States	1,300,000	1,417,000

			52,310,611

Food & Staples Retailing 0.9%
Rite Aid Corp., senior secured note,
9.75%, 6/12/16	United States	1,800,000	1,991,250
8.00%, 8/15/20	United States	900,000	941,625

			2,932,875

Food, Beverage & Tobacco 2.2%
[b]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	United States	900,000	960,750
[b]Dean Foods Co., senior note, 144A, 9.75%, 12/15/18	United States	1,600,000	1,620,000
JBS USA LLC, senior note, 11.625%, 5/01/14	United States	1,800,000	2,110,500
Pinnacle Foods Finance LLC, senior note,
9.25%, 4/01/15	United States	1,300,000	1,360,125
8.25%, 9/01/17	United States	700,000	719,250

			6,770,625

Health Care Equipment & Services 7.2%
Boston Scientific Corp., senior note, 6.00%, 1/15/20	United States	1,500,000	1,566,321

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
DaVita Inc., senior note,
6.375%, 11/01/18	United States	800,000	$798,000
6.625%, 11/01/20	United States	600,000	595,500
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	2,200,000	2,343,000
[b]Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15	Germany	1,000,000	1,150,000
HCA Inc., senior secured bond, 7.25%, 9/15/20	United States	900,000	945,000
senior secured note, 9.125%, 11/15/14	United States	4,000,000	4,205,000
senior secured note, 7.875%, 2/15/20	United States	1,500,000	1,612,500
[b]MedAssets Inc., senior note, 144A, 8.00%, 11/15/18	United States	2,000,000	2,020,000
[b]Tenet Healthcare Corp., senior note, 144A, 8.00%, 8/01/20	United States	900,000	915,750
[b]UHS Escrow Corp., senior note, 144A, 7.00%, 10/01/18	United States	2,600,000	2,684,500
[h]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	2,300,000	2,403,500
Vanguard Health Holding Co. II LLC, senior note, 8.00%, 2/01/18	United States	1,300,000	1,339,000

			22,578,071

Materials 7.8%
[b]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Ireland	500,000	522,500
senior secured note, 144A, 7.375%, 10/15/17	Ireland	1,200,000	1,248,000
[b]Atkore International Inc., senior secured note, 144A, 9.875%, 1/01/18	United States	900,000	940,500
[b]Building Materials Corp. of America, senior note, 144A,
6.875%, 8/15/18	United States	1,200,000	1,194,000
7.50%, 3/15/20	United States	800,000	818,000
[b]FMG Finance Pty. Ltd., senior note, 144A, 7.00%, 11/01/15	Australia	800,000	818,000
[b]FMG Resources Aug 2006, senior note, 144A, 6.875%, 2/01/18	Australia	1,400,000	1,400,000
[b]Huntsman International LLC, senior sub. note, 144A, 8.625%, 3/15/21	United States	300,000	325,500
[b]Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	200,000	215,000
[b]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	2,000,000	1,915,000
[b]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,200,000	2,332,000
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	2,500,000	2,362,500
[b]Novelis Inc., senior note, 144A, 8.75%, 12/15/20	India	1,300,000	1,355,250
[b]OMNOVA Solutions Inc., senior note, 144A, 7.875%, 11/01/18	United States	2,100,000	2,126,250
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	800,000	854,000
[b]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A,
8.50%, 5/15/18	United States	2,800,000	2,828,000
9.00%, 4/15/19	United States	200,000	208,250
Solo Cup Co., senior secured note, 10.50%, 11/01/13	United States	400,000	420,000
senior sub. note, 8.50%, 2/15/14	United States	1,700,000	1,538,500
[b]TPC Group LLC, senior secured note, 144A, 8.25%, 10/01/17	United States	900,000	945,000

			24,366,250

Media 7.9%
[b]Bresnan Broadband Holdings LLC, senior note, 144A, 8.00%, 12/15/18	United States	700,000	724,500
Cablevision Systems Corp., senior note,
8.625%, 9/15/17	United States	1,000,000	1,093,750
7.75%, 4/15/18	United States	1,000,000	1,052,500
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	2,566,823	3,073,771
CCO Holdings LLC, senior note, 8.125%, 4/30/20	United States	200,000	211,500
[b]Citadel Broadcasting Corp., senior note, 144A, 7.75%, 12/15/18	United States	700,000	728,000
Clear Channel Worldwide Holdings Inc., senior note,
A, 9.25%, 12/15/17	United States	300,000	327,750
B, 9.25%, 12/15/17	United States	2,300,000	2,530,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Media (continued)
EchoStar DBS Corp., senior note, 7.125%, 2/01/16	United States	2,500,000	$2,593,750
Lamar Media Corp., senior sub. note, 7.875%, 4/15/18	United States	900,000	960,750
[b]Live Nation Entertainment Inc., senior note, 144A, 8.125%, 5/15/18	United States	2,500,000	2,543,750
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	1,100,000	1,161,875
[b,h]Radio One Inc., senior sub. note, 144A, PIK, 15.00%, 5/24/16	United States	1,900,000	1,873,174
[b]Univision Communications Inc., [h]senior note, 144A, PIK, 10.50%, 3/15/15	United States	211,838	223,295
senior secured note, 144A, 7.875%, 11/01/20	United States	700,000	738,500
[b]UPC Germany GmbH, senior secured note, 144A, 8.125%, 12/01/17	Germany	1,500,000	1,590,937
[b]UPC Holding BV, senior note, 144A, 9.875%, 4/15/18	Netherlands	1,500,000	1,650,000
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	1,600,000	1,724,000

			24,801,802

Pharmaceuticals, Biotechnology & Life Sciences 1.2%
[b]Endo Pharmaceuticals Holdings Inc., senior note, 144A, 7.00%, 12/15/20	United States	700,000	717,500
[b]inVentiv Health Inc., senior note, 144A, 10.00%, 8/15/18	United States	700,000	703,500
[b]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	2,200,000	2,381,500

			3,802,500

Real Estate 0.7%
Forest City Enterprises Inc., senior note,
7.625%, 6/01/15	United States	2,000,000	1,880,000
6.50%, 2/01/17	United States	300,000	262,500

			2,142,500

Retailing 1.8%
[b]Asbury Automotive Group Inc., senior sub. note, 144A, 8.375%, 11/15/20	United States	1,400,000	1,452,500
[b]Michaels Stores Inc., senior note, 144A, 7.75%, 11/01/18	United States	2,300,000	2,305,750
[b]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	1,900,000	2,011,625

			5,769,875

Semiconductors & Semiconductor Equipment 1.4%
Advanced Micro Devices Inc., senior note,
8.125%, 12/15/17	United States	500,000	532,500
[b]144A, 7.75%, 8/01/20	United States	300,000	312,750
Freescale Semiconductor Inc., senior note,
8.875%, 12/15/14	United States	1,200,000	1,260,000
10.125%, 12/15/16	United States	200,000	211,500
[b]144A, 10.75%, 8/01/20	United States	1,300,000	1,426,750
[b]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	600,000	669,375

			4,412,875

Software & Services 1.6%
First Data Corp., [b]senior bond, 144A, 12.625%, 1/15/21	United States	808,000	775,680
senior note, 9.875%, 9/24/15	United States	111,000	106,282
senior note, 9.875%, 9/24/15	United States	71,000	67,628
[b]senior secured bond, 144A, 8.25%, 1/15/21	United States	808,000	779,720
[b]Sitel LLC, senior note, 144A, 11.50%, 4/01/18	United States	1,300,000	1,079,000
SunGard Data Systems Inc., [b]senior note, 144A, 7.625%, 11/15/20	United States	1,700,000	1,729,750
senior sub. note, 10.25%, 8/15/15	United States	600,000	632,250

			5,170,310

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Technology Hardware & Equipment 1.0%
Sanmina-SCI Corp., senior sub. note,
6.75%, 3/01/13	United States	1,200,000		$1,203,000
8.125%, 3/01/16	United States	1,300,000		1,319,500
ViaSat Inc., senior note, 8.875%, 9/15/16	United States	500,000		535,000

				3,057,500

Telecommunication Services 8.1%
[b]Cricket Communications Inc., senior note, 144A, 7.75%, 10/15/20	United States	3,000,000		2,865,000
Crown Castle International Corp.,
senior bond, 7.125%, 11/01/19	United States	600,000		637,500
senior note, 9.00%, 1/15/15	United States	2,000,000		2,215,000
[b]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,600,000		2,639,000
Frontier Communications Corp., senior note,
8.25%, 4/15/17	United States	400,000		441,000
8.50%, 4/15/20	United States	400,000		439,000
8.75%, 4/15/22	United States	900,000		985,500
[b]Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	1,100,000		1,144,000
[b]Intelsat Jackson Holding Ltd., senior note, 144A, 7.25%, 10/15/20	Luxembourg	400,000		406,000
Intelsat Subsidiary Holding Co. Ltd., senior note,
8.50%, 1/15/13	Luxembourg	2,000,000		2,012,500
[b]144A, 8.875%, 1/15/15	Luxembourg	2,000,000		2,055,000
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	1,500,000		1,563,750
Qwest Communications International Inc., senior note, B, 7.50%, 2/15/14	United States	1,000,000		1,017,500
SBA Telecommunications Inc., senior note, 8.25%, 8/15/19	United States	2,600,000		2,853,500
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	1,500,000		1,616,250
[b]West Corp., senior note, 144A, 7.875%, 1/15/19	United States	1,900,000		1,938,000
[b,h]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	428,583	EUR	620,502

				25,449,002

Transportation 1.7%
[b]Air Canada, senior secured note, 144A, 9.25%, 8/01/15	Canada	1,500,000		1,582,500
[b]Ceva Group PLC, senior secured note, 144A,
8.375%, 12/01/17	United Kingdom	500,000		504,687
11.625%, 10/01/16	United Kingdom	200,000		217,678
11.50%, 4/01/18	United Kingdom	1,800,000		1,965,607
[b]Hertz Corp., senior note, 144A, 7.50%, 10/15/18	United States	1,100,000		1,146,750

				5,417,222

Utilities 4.8%
Ameren Corp., senior note, 8.875%, 5/15/14	United States	800,000		900,797
[b]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	800,000		814,000
7.50%, 2/15/21	United States	1,500,000		1,485,000
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	2,000,000		2,362,424
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	2,000,000		1,505,000
[b]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	2,000,000		2,130,000
[b]Kinder Morgan Finance Co. ULC, secured senior note, 144A, 6.00%, 1/15/18	United States	1,400,000		1,382,500
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	200,000		204,500
7.375%, 2/01/16	United States	2,600,000		2,671,500
[b]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings
Finance Inc., senior secured note, 144A, 15.00%, 4/01/21	United States	852,000		771,060

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	United States	1,300,000	$724,750

			14,951,531

Total Corporate Bonds (Cost $275,205,438)			286,862,926

[g,i]Senior Floating Rate Interests 0.6%
Media 0.3%
Univision Communications Inc., Initial Term Loan, 2.511%, 9/29/14	United States	881,899	844,249

Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan, 3.764%, 10/10/14	United States	1,488,693	1,144,226

Total Senior Floating Rate Interests (Cost $1,959,657)			1,988,475

Total Investments before Short Term Investments (Cost $278,225,566)			289,579,438

Short Term Investments (Cost $20,082,686) 6.4%
Repurchase Agreements 6.4%
[j]Joint Repurchase Agreement, 0.141%, 1/03/11 (Maturity Value $20,082,922)	United States	20,082,686	20,082,686

Barclays Capital Inc. (Maturity Value $3,457,677)

BNP Paribas Securities Corp. (Maturity Value $3,556,283)

Credit Suisse Securities (USA) LLC (Maturity Value $1,975,758)

Deutsche Bank Securities Inc. (Maturity Value $3,189,971)

HSBC Securities (USA) Inc. (Maturity Value $2,469,798)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,975,758)

Morgan Stanley & Co. Inc. (Maturity Value $2,469,798)

UBS Securities LLC (Maturity Value $987,879)

Collateralized by U.S. Government Agency Securities, 0.50% - 5.75%, 1/07/11 - 10/26/15; [k]U.S. Treasury Bills, 5/12/11 - 7/28/11; and U.S. Treasury Notes, 0.375% - 1.875%, 9/30/11 - 9/30/17 (valued at $20,516,939)

Total Investments (Cost $298,308,252) 98.7%			309,662,124
Other Assets, less Liabilities 1.3%			4,146,292

Net Assets 100.0%			$313,808,416

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the aggregate value of these securities was $123,994,410, representing 39.51% of net assets.

cPerpetual security with no stated maturity date.

dIncome may be reflected in the redemption value or received in additional securities and/or cash.

eSee Note 7 regarding defaulted securities.

fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the value of this security was $191, representing less than 0.01% of net assets.

gThe coupon rate shown represents the rate at period end.

hIncome may be received in additional securities and/or cash.

iSee Note 1(e) regarding senior floating rate interests.

jSee Note 1(c) regarding joint repurchase agreement.

kThe security is traded on a discount basis with no stated coupon rate.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin High Income Securities Fund

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	389,500	$519,274	12/15/11	$—	$(924)

See Abbreviations on page FH-30.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$278,225,566
Cost - Repurchase agreements	20,082,686

Total cost of investments	$298,308,252

Value - Unaffiliated issuers	$289,579,438
Value - Repurchase agreements	20,082,686

Total value of investments	309,662,124
Cash	6,583
Foreign currency, at value (cost $3,124)	2,867
Receivables:
Investment securities sold	206,794
Capital shares sold	66,873
Interest	5,267,835
Other assets	109,538

Total assets	315,322,614

Liabilities:
Payables:
Investment securities purchased	1,070,021
Capital shares redeemed	69,053
Affiliates	246,602
Reports to shareholders	85,534
Unrealized depreciation on forward exchange contracts	924
Accrued expenses and other liabilities	42,064

Total liabilities	1,514,198

Net assets, at value	$313,808,416

Net assets consist of:
Paid-in capital	$346,104,100
Undistributed net investment income	19,700,126
Net unrealized appreciation (depreciation)	11,352,690
Accumulated net realized gain (loss)	(63,348,500)

Net assets, at value	$313,808,416

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2010

Franklin High Income Securities Fund
Class 1:
Net assets, at value	$48,051,160

Shares outstanding	7,249,003

Net asset value and maximum offering price per share	$6.63

Class 2:
Net assets, at value	$239,823,547

Shares outstanding	37,040,273

Net asset value and maximum offering price per share	$6.47

Class 4:
Net assets, at value	$25,933,709

Shares outstanding	3,945,629

Net asset value and maximum offering price per share	$6.57

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin High Income Securities Fund
Investment income:
Dividends	$41,231
Interest	22,567,208

Total investment income	22,608,439

Expenses:
Management fees (Note 3a)	1,472,066
Distribution fees: (Note 3c)
Class 2	506,607
Class 4	73,938
Unaffiliated transfer agent fees	342
Custodian fees (Note 4)	4,118
Reports to shareholders	126,321
Professional fees	43,995
Trustees’ fees and expenses	1,183
Other	12,165

Total expenses	2,240,735

Net investment income	20,367,704

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	8,201,504
Foreign currency transactions	47,218

Net realized gain (loss)	8,248,722

Net change in unrealized appreciation (depreciation) on:
Investments	5,480,732
Translation of other assets and liabilities denominated in foreign currencies	(12,393)

Net change in unrealized appreciation (depreciation)	5,468,339

Net realized and unrealized gain (loss)	13,717,061

Net increase (decrease) in net assets resulting from operations	$34,084,765

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$20,367,704	$16,443,726
Net realized gain (loss) from investments and foreign currency transactions	8,248,722	(6,274,381)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	5,468,339	60,042,146

Net increase (decrease) in net assets resulting from operations	34,084,765	70,211,491

Distributions to shareholders from: Net investment income:
Class 1	(3,172,829)	(2,944,930)
Class 2	(12,418,978)	(10,742,997)
Class 4	(1,394,573)	(471,677)

Total distributions to shareholders	(16,986,380)	(14,159,604)

Capital share transactions: (Note 2)
Class 1	(3,710,324)	(2,028,103)
Class 2	28,368,422	72,968,916
Class 4	9,525,024	10,669,989

Total capital share transactions	34,183,122	81,610,802

Net increase (decrease) in net assets	51,281,507	137,662,689
Net assets:
Beginning of year	262,526,909	124,864,220

End of year	$313,808,416	$262,526,909

Undistributed net investment income included in net assets:
End of year	$19,700,126	$15,889,751

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin High Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2010, 87.22% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2010.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 8 regarding other derivative information.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	472,188	$3,062,794	682,625	$3,526,494
Shares issued in reinvestment of distributions	533,249	3,172,829	549,427	2,944,930
Shares redeemed	(1,559,378)	(9,945,947)	(1,598,576)	(8,499,527)

Net increase (decrease)	(553,941)	$(3,710,324)	(366,524)	$(2,028,103)

Class 2 Shares:
Shares sold	12,032,804	$75,255,716	22,446,477	$116,193,323
Shares issued in reinvestment of distributions	2,133,845	12,418,978	2,046,285	10,742,997
Shares redeemed	(9,532,012)	(59,306,272)	(10,479,398)	(53,967,404)

Net increase (decrease)	4,634,637	$28,368,422	14,013,364	$72,968,916

Class 4 Shares:
Shares sold	1,337,992	$8,481,976	1,889,708	$10,380,779
Shares issued on reinvestment of distributions	235,968	1,394,573	88,329	471,677
Shares redeemed	(55,035)	(351,525)	(32,164)	(182,467)

Net increase (decrease)	1,518,925	$9,525,024	1,945,873	$10,669,989

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2011	$24,711,916
2012	9,009,590
2013	6,321,190
2014	40,420
2015	4,493,289
2016	8,150,741
2017	10,621,353

$63,348,499

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

5. INCOME TAXES (continued)

During the year ended December 31, 2010, the Fund utilized $7,795,851 of capital loss carryforwards.

On December 31, 2010, the Fund had expired capital loss carryforwards of $38,570,463, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$16,986,380	$14,159,604

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$298,841,488

Unrealized appreciation	$18,123,255
Unrealized depreciation	(7,302,619)

Net unrealized appreciation (depreciation)	$10,820,636

Distributable earnings - undistributed ordinary income	$20,429,128

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, payments-in-kind, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $182,370,845 and $157,663,796, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2010, the Fund had 91.08% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2010, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

8. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$—	Unrealized depreciation on forward exchange contracts	$924

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Average Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$47,207	$(12,138)	522,504

aRepresents the average notional amount for other derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

10. FAIR VALUE MEASUREMENTS (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Diversified Financials	$—	$519,836	$—	$519,836
Media	208,201	—	—	208,201
Corporate Bonds	—	286,862,735	191	286,862,926
Senior Floating Rate Interests	—	1,988,475	—	1,988,475
Short Term Investments	—	20,082,686	—	20,082,686

Total Investments in Securities	$208,201	$309,453,732	$191	$309,662,124

Liabilities:
Forward Exchange Contracts	—	924	—	924

aIncludes common and preferred stocks.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

DBAB - Deutsche Bank AG	EUR - Euro	FRN - Floating Rate Note
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

FRANKLIN INCOME SECURITIES FUND

This annual report for Franklin Income Securities Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+12.87%	+5.93%	+7.50%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Barclays Capital (BC) U.S. Aggregate Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in equity and debt securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its equity benchmark, the S&P 500, which posted a +15.06% total return, and outperformed its fixed income benchmark, the BC U.S. Aggregate Index, which produced a +6.54% total return for the same period.1

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010’s first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter.

Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy’s advance. During the early part of the annual period, home prices rose in many regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak.

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to a then 17-month high of $87 in early April. But as doubts surfaced about the recovery’s sustainability, oil prices dipped to $66 in late May. Prices rebounded to $91 per barrel by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.2 Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8%

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Changes in the financial strength of a debt issuer or in the rating of its securities may affect the securities’ value and, as a result, impact Fund performance. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may invest all of its assets in high yield, lower rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. The Fund may from time to time have significant investments in particular sectors, such as utilities, which can be highly volatile. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Derivative instruments may be volatile and illiquid, may give rise to leverage and may involve a small investment relative to the risk assumed. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

annualized rate.2 Companies added jobs throughout the period, and the unemployment rate fell from 10.0% in December 2009 to 9.4% at period-end.2 The decline was attributable in part to a shrinking labor force as some unemployed workers stopped looking for jobs.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. Overall, the blue-chip stocks of the Dow Jones Industrial Average delivered a +14.06% total return, while the broader S&P 500 posted a +15.06% total return and the technology-heavy NASDAQ Composite Index produced a total return of +18.02%.1 During the period, growth stocks outperformed their value counterparts. Performance among the major sectors was positive, with consumer discretionary, industrials and materials making the largest gains, while health care and utilities had weaker results.

At times during the year, wary investors favored short-term Treasuries, and Treasury yields dipped to very low levels during the year. Late in the year, encouraging corporate earnings reports, the prospect of Federal Reserve Board intervention and extension of Bush-era tax cuts, boosted investor confidence and fueled an equity market rally, which dampened Treasury prices. For the 12 months under review, however, Treasury prices rose and yields declined, reflecting general investor uncertainty. The two-year Treasury bill yield decreased from 1.14% to 0.61% over the 12-month period, while the 10-year Treasury note yield fell from 3.85% to 3.30%.

Corporate bonds performed well during the year as many companies’ fundamentals were strong. In addition, many investors looked to the high yield market for its premium yield relative to other fixed income alternatives. This demand allowed many corporations to refinance near-term debt maturities and thereby stabilize or improve their balance sheets. In addition, earnings results for most sectors improved year-over-year, further strengthening many issuers’ fundamentals. Investment-grade corporate bond spreads fell from 172 basis points (bps; 100 basis points equal one percentage point) at the beginning of the year to 156 bps on December 31, 2010, while high yield corporate bond credit spreads declined from 634 bps to 571 bps.3

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the period, the Fund benefited from strong performance from both equity and fixed income securities. The Fund’s overall asset allocation gradually shifted as we reduced fixed income exposure and increased exposure to equities. At period-end, the Fund held 47.8% of total net assets in fixed income securities, 43.5% in equity securities, 5.0% in senior floating rate investments and 3.7% in cash equivalents. As of December 31, 2009, the Fund held 52.8% of total net assets in fixed income securities, 34.6% in equity securities, 5.8% in senior floating rate investments and 6.8% in cash equivalents.

3. Sources: Barclays Capital; Credit Suisse.

Top Five Equity Holdings

Franklin Income Securities Fund

12/31/10

Company Sector/Industry	% of Total Net Assets
Exxon Mobil Corp.	2.0%
Energy
Merck & Co. Inc.	1.7%
Health Care
Roche Holding AG (Switzerland)	1.5%
Health Care
The Southern Co.	1.4%
Utilities
ConocoPhillips	1.2%
Energy

Top Five Fixed Income and Senior Floating Rate Interests Holdings*

Franklin Income Securities Fund

12/31/10

Issuer Sector/Industry	% of Total Net Assets
CIT Group Inc.	4.2%
Financials
Texas Competitive Electric Holdings Co. LLC	3.8%
Utilities
First Data Corp.	3.4%
Information Technology
Freescale Semiconductor Inc.	2.4%
Information Technology
Tenet Healthcare Corp.	1.6%
Health Care

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Among equity holdings, major contributors to performance in 2010 included the energy, financials and utilities sectors. Energy sector positions ConocoPhillips, Exxon Mobil and Spectra Energy helped results. Financials sector contributors included iStar Financial (sold by period-end), Wells Fargo and Citigroup, while in the utilities sector, The Southern Co. performed well. Newmont Mining and Barrick Gold in the materials sector also aided Fund returns. Conversely, Dex One, the successor company to publishing solutions provider R. H. Donnelley, was a significant detractor from performance among equity investments.

Significant fixed income contributors to performance included holdings in the information technology, financials and energy sectors. Individual contributors to performance included high yield bonds from Freescale Semiconductor, CIT Group, First Data and Ford Motor Credit Company (FMCC). In contrast, electric utilities including Energy Future Holdings and Dynegy detracted from performance largely due to the negative impact of lower power prices on profitability.

We increased the Fund’s exposure to several equity sectors during the year, with some of the largest increases to energy, health care and telecommunication services. In the energy sector, we increased holdings in integrated oil companies Exxon Mobil and ConocoPhillips and independent oil and gas producers Chesapeake Energy and Sandridge Energy. We initiated positions in integrated oil holding BP (U.K.) and oilfield services companies Schlumberger and Baker Hughes. We initiated a new health care position in Roche Holding (Switzerland) and added to Pfizer because we believed the companies offered a combination of attractive dividends and valuations. We increased the telecommunication services sector’s international exposure by adding to our existing position in Vodafone Group (U.K.) and initiating a new position in Telstra (Australia).

Within fixed income, we reduced holdings in communications, consumer non-cyclical and consumer cyclical companies and increased holdings in financials and information technology.4 Within financials, we initiated a position in bank holding company CIT Group. In information technology, we added investments across electronic payment company First Data’s capital structure by purchasing bank debt and subordinated debt securities.

4. Communications fixed income holdings are in telecommunication services in the SOI. Consumer non-cyclical holdings include consumer discretionary and telecommunication services holdings in the SOI. Consumer cyclical holdings include consumer discretionary and industrials holdings in the SOI.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50,

then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,127.10	$2.57
Hypothetical (5% return before expenses)	$1,000	$1,022.79	$2.45

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.48%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.43	$11.53	$17.63	$17.65	$15.56

Income from investment operations[a]:
Net investment income[b]	0.89	0.91	1.10	1.03	0.94
Net realized and unrealized gains (losses)	0.85	3.08	(5.99)	(0.31)	1.85

Total from investment operations	1.74	3.99	(4.89)	0.72	2.79

Less distributions from:
Net investment income	(1.01)	(1.09)	(0.86)	(0.63)	(0.62)
Net realized gains	—	—	(0.35)	(0.11)	(0.08)

Total distributions	(1.01)	(1.09)	(1.21)	(0.74)	(0.70)

Net asset value, end of year	$15.16	$14.43	$11.53	$17.63	$17.65

Total return[c]	12.87%	35.88%	(29.41)%	4.01%	18.47%
Ratios to average net assets
Expenses[d]	0.47%	0.47%	0.47%	0.47%	0.47%
Net investment income	6.28%	7.23%	7.28%	5.77%	5.70%

Supplemental data
Net assets, end of year (000’s)	$1,449,028	$910,504	$433,370	$455,932	$458,613
Portfolio turnover rate	41.65%	42.30%	43.89%	32.11%	25.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.12	$11.30	$17.31	$17.36	$15.32

Income from investment operations[a]:
Net investment income[b]	0.86	0.86	1.04	0.97	0.89
Net realized and unrealized gains (losses)	0.82	3.01	(5.87)	(0.30)	1.82

Total from investment operations	1.68	3.87	(4.83)	0.67	2.71

Less distributions from:
Net investment income	(0.98)	(1.05)	(0.83)	(0.61)	(0.59)
Net realized gains	—	—	(0.35)	(0.11)	(0.08)

Total distributions	(0.98)	(1.05)	(1.18)	(0.72)	(0.67)

Net asset value, end of year	$14.82	$14.12	$11.30	$17.31	$17.36

Total return[c]	12.67%	35.59%	(29.66)%	3.76%	18.24%
Ratios to average net assets
Expenses[d]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income	6.03%	6.98%	7.03%	5.52%	5.45%

Supplemental data
Net assets, end of year (000’s)	$6,309,207	$6,114,898	$4,944,457	$7,429,064	$5,109,373
Portfolio turnover rate	41.65%	42.30%	43.89%	32.11%	25.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.33	$11.49	$16.90

Income from investment operations[b]:
Net investment income[c]	0.85	0.86	0.87
Net realized and unrealized gains (losses)	0.84	3.06	(5.07)

Total from investment operations	1.69	3.92	(4.20)

Less distributions from:
Net investment income	(0.98)	(1.08)	(0.86)
Net realized gains	—	—	(0.35)

Total distributions	(0.98)	(1.08)	(1.21)

Net asset value, end of year	$15.04	$14.33	$11.49

Total return[d]	12.54%	35.37%	(26.61)%
Ratios to average net assets[e]
Expenses[f]	0.82%	0.82%	0.82%
Net investment income	5.93%	6.88%	6.93%

Supplemental data
Net assets, end of year (000’s)	$415,541	$347,733	$135,360
Portfolio turnover rate	41.65%	42.30%	43.89%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 38.7%
Consumer Discretionary 1.8%
[a]Charter Communications Inc.	United States	1,747,500	$68,047,650
[a]Charter Communications Inc., A	United States	316,609	12,328,754
[a]Charter Communications Inc., wts., 11/30/14	United States	311,018	2,565,899
Comcast Corp., A	United States	1,035,000	22,738,950
[a,b]Dex One Corp.	United States	2,642,381	19,712,162
The Home Depot Inc.	United States	615,800	21,589,948
[a,c]SuperMedia Inc., Litigation Trust	United States	3,472,135	34,721

			147,018,084

Consumer Staples 0.8%
Diageo PLC	United Kingdom	1,150,000	21,314,770
PepsiCo Inc.	United States	672,500	43,934,425

			65,249,195

Energy 7.2%
Baker Hughes Inc.	United States	250,000	14,292,500
BP PLC, ADR	United Kingdom	1,300,000	57,421,000
[a]Callon Petroleum Co.	United States	782,594	4,632,957
Canadian Oil Sands Trust	Canada	3,700,000	98,139,791
Chesapeake Energy Corp.	United States	900,000	23,319,000
Chevron Corp.	United States	250,000	22,812,500
ConocoPhillips	United States	1,500,000	102,150,000
Exxon Mobil Corp.	United States	2,282,350	166,885,432
[d]Schlumberger Ltd.	United States	251,000	20,958,500
Spectra Energy Corp.	United States	2,243,200	56,057,568
[a]Weatherford International Ltd.	United States	1,000,000	22,800,000

			589,469,248

Financials 4.9%
Banco Santander SA	Spain	1,600,000	16,969,092
Bank of America Corp.	United States	5,000,000	66,700,000
Barclays PLC	United Kingdom	2,000,000	8,197,028
[a]CIT Group Inc.	United States	500,000	23,550,000
[a]Citigroup Inc.	United States	7,800,000	36,894,000
HSBC Holdings PLC	United Kingdom	3,500,000	35,580,781
JPMorgan Chase & Co.	United States	1,500,000	63,630,000
M&T Bank Corp.	United States	500,000	43,525,000
Wells Fargo & Co.	United States	2,750,000	85,222,500
[a]Westfield Retail Trust	Australia	6,384,600	16,765,305

			397,033,706

Health Care 5.0%
Johnson & Johnson	United States	1,500,000	92,775,000
Merck & Co. Inc.	United States	3,750,000	135,150,000
Pfizer Inc.	United States	3,000,000	52,530,000
Roche Holding AG	Switzerland	850,000	124,678,801

			405,133,801

Industrials 0.5%
General Electric Co.	United States	2,250,000	41,152,500

Information Technology 1.8%
Intel Corp.	United States	3,000,000	63,090,000
Maxim Integrated Products Inc.	United States	2,500,000	59,050,000
Xerox Corp.	United States	850,000	9,792,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Information Technology (continued)
Xilinx Inc.	United States	600,000	$17,388,000

			149,320,000

Materials 1.9%
Barrick Gold Corp.	Canada	1,100,000	58,498,000
[d]Freeport-McMoRan Copper & Gold Inc., B	United States	118,643	14,247,838
Newmont Mining Corp.	United States	1,100,000	67,573,000
Nucor Corp.	United States	400,000	17,528,000

			157,846,838

Telecommunication Services 3.0%
AT&T Inc.	United States	2,500,000	73,450,000
CenturyLink Inc.	United States	500,000	23,085,000
Frontier Communications Corp.	United States	988,047	9,613,697
Telstra Corp. Ltd.	Australia	10,000,000	28,506,825
Verizon Communications Inc.	United States	1,200,000	42,936,000
Vodafone Group PLC	United Kingdom	27,500,000	71,177,945

			248,769,467

Utilities 11.8%
AGL Resources Inc.	United States	550,000	19,717,500
American Electric Power Co. Inc.	United States	1,523,800	54,826,324
CenterPoint Energy Inc.	United States	850,000	13,362,000
Consolidated Edison Inc.	United States	750,000	37,177,500
Dominion Resources Inc.	United States	1,600,000	68,352,000
DTE Energy Co.	United States	240,000	10,876,800
Duke Energy Corp.	United States	5,000,000	89,050,000
Entergy Corp.	United States	500,000	35,415,000
FirstEnergy Corp.	United States	750,000	27,765,000
NextEra Energy Inc.	United States	1,075,000	55,889,250
NiSource Inc.	United States	600,000	10,572,000
PG&E Corp.	United States	2,000,000	95,680,000
Pinnacle West Capital Corp.	United States	300,000	12,435,000
PPL Corp.	United States	669,500	17,621,240
Progress Energy Inc.	United States	1,400,000	60,872,000
Public Service Enterprise Group Inc.	United States	2,500,000	79,525,000
Sempra Energy	United States	1,000,000	52,480,000
The Southern Co.	United States	3,000,000	114,690,000
TECO Energy Inc.	United States	2,500,000	44,500,000
Xcel Energy Inc.	United States	2,670,464	62,889,427

			963,696,041

Total Common Stocks and Other Equity Interests (Cost $2,844,951,971)			3,164,688,880

[e]Equity-Linked Securities 1.1%
Consumer Discretionary 0.1%
Credit Suisse into Lowe’s Cos. Inc., 7.00%	United States	400,000	9,244,000

Energy 0.1%
Credit Suisse into Schlumberger Ltd., 8.00%	United States	100,000	7,143,000

Financials 0.2%
[f]JPMorgan Chase & Co. into Bank of America, 9.00%, 144A	United States	1,100,000	15,246,000

Information Technology 0.6%
[f]The Goldman Sachs Group Inc. into Xerox Corp., 8.00%, 144A	United States	1,260,000	14,715,918

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
[e]Equity-Linked Securities (continued)
Information Technology (continued)
[f]The Goldman Sachs Group Inc. into Research In Motion Ltd., 8.00%, 144A	United States	200,000	$11,213,000
[f]Morgan Stanley into Xilinx Inc., 8.00%, 144A	United States	906,000	25,295,248

			51,224,166

Utilities 0.1%
Credit Suisse into Calpine Corp., 8.00%	United States	550,000	7,041,595

Total Equity-Linked Securities (Cost $86,864,960)			89,898,761

Convertible Preferred Stocks 3.2%
Consumer Discretionary 0.3%
[a]General Motors Co., 4.75%, cvt. pfd., B	United States	294,300	15,924,573
[a]Motors Liquidation Co., 6.25%, cvt. pfd., C	United States	1,400,000	11,130,000

			27,054,573

Energy 0.7%
[f]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	30,000	33,717,000
[f]Sandridge Energy Inc., 7.00%, cvt. pfd., 144A	United States	200,000	23,995,400

			57,712,400

Financials 1.9%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	86,000	82,299,420
[a]Fannie Mae, 5.375%, cvt. pfd.	United States	600	1,124,844
[a]Fannie Mae, 8.75%, cvt. pfd.	United States	1,060,400	636,240
[a]Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	400,000	9,960,000
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	61,000	61,033,550

			155,054,054

Health Care 0.2%
Tenet Healthcare Corp., 7.00%, cvt. pfd.	United States	13,500	14,748,750

Materials 0.1%
Anglogold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	150,000	8,322,000

Total Convertible Preferred Stocks (Cost $352,403,927)			262,891,777

Preferred Stocks 0.5%
Financials 0.5%
[a]Fannie Mae, 6.75%, pfd.	United States	500,000	275,000
[a]Fannie Mae, 7.625%, pfd., R	United States	800,000	408,000
[a]Fannie Mae, 8.25%, pfd.	United States	851,500	476,840
[a]Freddie Mac, 8.375%, pfd., Z	United States	1,549,200	974,447
[f]GMAC Inc., 7.00%, pfd., 144A	United States	36,265	34,276,093

Total Preferred Stocks (Cost $105,391,575)			36,410,380

		Principal Amount*
Convertible Bonds 0.8%
Financials 0.8%
CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34	United States	15,000,000	14,981,250
[g]iStar Financial Inc., cvt., senior note, FRN, 0.79%, 10/01/12	United States	57,500,000	51,175,000

			66,156,250

Information Technology 0.0%†
Advanced Micro Devices Inc., cvt., senior note, 6.00%, 5/01/15	United States	2,383,000	2,412,788

Total Convertible Bonds (Cost $63,890,369)			68,569,038

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds 46.1%
Consumer Discretionary 6.3%
Cablevision Systems Corp., senior note,
8.625%, 9/15/17	United States	5,000,000		$5,468,750
7.75%, 4/15/18	United States	35,000,000		36,837,500
8.00%, 4/15/20	United States	35,000,000		37,625,000
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	42,829,272		51,288,053
CCO Holdings LLC, senior note, 8.125%, 4/30/20	United States	22,200,000		23,476,500
[f]Cequel Communications Holdings I LLC, senior note, 144A, 8.625%, 11/15/17	United States	10,000,000		10,500,000
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	8,500,000		9,456,250
Clear Channel Worldwide Holdings Inc., senior note, B, 9.25%, 12/15/17	United States	17,000,000		18,700,000
[f]ClubCorp Club Operations Inc., senior note, 144A, 10.00%, 12/01/18	United States	15,000,000		14,325,000
[b,h]Dex One Corp., senior sub. note, PIK, 12.00%, 1/29/17	United States	32,511,674		22,107,938
EchoStar DBS Corp., senior note, 7.125%, 2/01/16	United States	12,000,000		12,450,000
Ford Motor Credit Co. LLC,
8.00%, 6/01/14	United States	25,000,000		27,563,300
senior note, 7.00%, 4/15/15	United States	25,000,000		26,890,150
senior note, 12.00%, 5/15/15	United States	15,000,000		18,975,000
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	9,700,000		10,088,000
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	10,000,000		11,300,000
Host Hotels & Resorts LP, senior note, T, 9.00%, 5/15/17	United States	12,900,000		14,383,500
KB Home, senior note,
5.75%, 2/01/14	United States	6,500,000		6,532,500
6.25%, 6/15/15	United States	15,000,000		14,925,000
7.25%, 6/15/18	United States	10,600,000		10,123,000
MGM Resorts International, senior note,
6.75%, 4/01/13	United States	10,000,000		9,990,000
[f]144A, 10.00%, 11/01/16	United States	20,000,000		20,600,000
[f,h]Univision Communications Inc., senior note, 144A, PIK, 10.50%, 3/15/15	United States	28,245,025		29,772,601
[f]UPC Germany GmbH, senior secured note, 144A,
8.125%, 12/01/17	Germany	6,300,000		6,681,937
8.125%, 12/01/17	Germany	5,500,000	EUR	7,801,711
9.625%, 12/01/19	Germany	3,000,000	EUR	4,404,542
Virgin Media Secured Finance, senior secured note, 7.00%, 1/15/18	United Kingdom	10,000,000	GBP	16,479,085
[f]Visant Corp., senior note, 144A, 10.00%, 10/01/17	United States	32,800,000		34,932,000

				513,677,317

Consumer Staples 0.4%
[f]Dean Foods Co., senior note, 144A, 9.75%, 12/15/18	United States	7,900,000		7,998,750
JBS USA LLC, senior note, 11.625%, 5/01/14	United States	11,000,000		12,897,500
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	11,200,000		10,780,000

				31,676,250

Energy 7.9%
Antero Resources Finance, senior note, 9.375%, 12/01/17	United States	14,600,000		15,348,250
[f]ATP Oil & Gas Corp., senior secured note, 144A, 11.875%, 5/01/15	United States	15,000,000		14,250,000
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	10,000,000		10,150,000
[f]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	32,500,000		33,800,000
Chesapeake Energy Corp., senior note,
9.50%, 2/15/15	United States	10,000,000		11,325,000
6.50%, 8/15/17	United States	34,000,000		34,340,000
6.875%, 8/15/18	United States	16,200,000		16,524,000
7.25%, 12/15/18	United States	33,000,000		34,278,750
[f]Consol Energy Inc., senior note, 144A,
8.00%, 4/01/17	United States	11,300,000		12,091,000
8.25%, 4/01/20	United States	6,800,000		7,378,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Denbury Resources Inc., senior sub. note, 8.25%, 2/15/20	United States	4,368,000	$4,761,120
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	22,000,000	21,945,000
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	10,400,000	10,764,000
[f]Energy XXI Gulf Coast Inc., senior note, 144A, 9.25%, 12/15/17	United States	15,000,000	15,637,500
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	10,500,000	10,290,000
[f]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	10,000,000	9,661,453
Holly Corp., senior note, 9.875%, 6/15/17	United States	10,000,000	10,950,000
[f]Linn Energy Corp., senior note, 144A, 8.625%, 4/15/20	United States	20,000,000	21,650,000
OPTI Canada Inc., senior note, 7.875%, 12/15/14	Canada	7,500,000	5,334,375
Petrohawk Energy Corp., senior note,
10.50%, 8/01/14	United States	20,200,000	23,103,750
7.875%, 6/01/15	United States	26,000,000	27,202,500
[f]Petroplus Finance Ltd., senior note, 144A,
6.75%, 5/01/14	Switzerland	14,365,000	13,287,625
7.00%, 5/01/17	Switzerland	30,000,000	26,700,000
Pioneer Natural Resources Co., senior bond, 6.875%, 5/01/18	United States	12,965,000	13,847,968
Plains Exploration & Production Co., senior note, 7.75%, 6/15/15	United States	15,000,000	15,712,500
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	20,000,000	22,050,000
Sabine Pass LNG LP, senior secured note,
7.25%, 11/30/13	United States	10,000,000	9,775,000
7.50%, 11/30/16	United States	40,000,000	37,700,000
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	23,500,000	24,263,750
[f]144A, 9.875%, 5/15/16	United States	20,000,000	21,250,000
[f]144A, 8.00%, 6/01/18	United States	21,000,000	21,420,000
[h]PIK, 8.625%, 4/01/15	United States	5,700,000	5,863,875
SESI LLC, senior note, 6.875%, 6/01/14	United States	18,500,000	18,870,000
Tesoro Corp., senior note, 9.75%, 6/01/19	United States	10,400,000	11,570,000
[f]W&T Offshore Inc., senior note, 144A, 8.25%, 6/15/14	United States	40,000,000	38,800,000
[f]Western Refining Inc.,
[g]senior note, 144A, FRN, 10.75%, 6/15/14	United States	5,000,000	5,350,000
senior secured note, 144A, 11.25%, 6/15/17	United States	5,000,000	5,425,000

			642,670,416

Financials 8.7%
[i]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,045,250
CIT Group Inc., senior secured sub. bond, 7.00%,
5/01/14	United States	35,000,000	35,350,000
5/01/15	United States	72,500,000	73,043,750
5/01/16	United States	128,828,000	129,633,175
5/01/17	United States	102,500,000	103,012,500
FelCor Lodging LP, senior secured note, 10.00%, 10/01/14	United States	12,900,000	14,512,500
GMAC Inc., senior note, 8.00%, 3/15/20	United States	25,000,000	27,375,000
Hexion U.S. Finance Corp., senior secured note, 8.875%, 2/01/18	United States	8,000,000	8,590,000
International Lease Finance Corp.,
senior note, 8.875%, 9/01/17	United States	20,000,000	21,675,000
[f]senior note, 144A, 8.625%, 9/15/15	United States	7,000,000	7,542,500
[f]senior note, 144A, 8.75%, 3/15/17	United States	20,000,000	21,500,000
[f]senior secured note, 144A, 7.125%, 9/01/18	United States	30,000,000	32,025,000
iStar Financial Inc., senior secured note, 10.00%, 6/15/14	United States	16,000,000	16,040,000
[i]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/18, FRN thereafter, Perpetual	United States	110,000,000	117,322,810

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Financials (continued)
[f,g]Liberty Mutual Group, junior sub. note, 144A, FRN, 10.75%, 6/15/88	United States	25,000,000	$30,500,000
[i]Wells Fargo Capital XIII, pfd., 7.70% to 3/26/13, FRN thereafter, Perpetual	United States	5,600,000	5,817,000
[i]Wells Fargo Capital XV, pfd., 9.75% to 9/26/13, FRN thereafter, Perpetual	United States	55,000,000	61,462,500

			710,446,985

Health Care 4.9%
Community Health Systems Inc., senior sub. note, 8.875%, 7/15/15	United States	55,000,000	57,887,500
[f]HCA Holdings Inc., senior note, 144A, 7.75%, 5/15/21	United States	10,000,000	10,025,000
HCA Inc.,
6.75%, 7/15/13	United States	2,000,000	2,065,000
senior note, 6.375%, 1/15/15	United States	5,000,000	4,937,500
senior note, 6.50%, 2/15/16	United States	20,000,000	19,650,000
senior secured note, 9.25%, 11/15/16	United States	20,000,000	21,387,500
senior secured note, 8.50%, 4/15/19	United States	20,000,000	22,000,000
senior secured note, 7.875%, 2/15/20	United States	40,000,000	43,000,000
[f]Mylan Inc., senior note, 144A, 6.00%, 11/15/18	United States	10,000,000	9,850,000
[f,h]Quintiles Transnational Corp., senior note, 144A, PIK, 9.50%, 12/30/14	United States	30,000,000	30,825,000
Tenet Healthcare Corp.,
[f]senior note, 144A, 8.00%, 8/01/20	United States	24,600,000	25,030,500
[g]senior note, FRN, 9.25%, 2/01/15	United States	13,500,000	14,445,000
senior secured note, 9.00%, 5/01/15	United States	40,000,000	44,600,000
senior secured note, 10.00%, 5/01/18	United States	41,250,000	48,262,500
[g,h]US Oncology Holdings Inc., senior note, PIK, FRN, 6.737%, 3/15/12	United States	24,788,000	24,606,131
Vanguard Health Holding Co. II LLC, senior note, 8.00%, 2/01/18	United States	23,100,000	23,793,000

			402,364,631

Industrials 4.2%
[f]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	11,900,000	11,338,439
[f]Case New Holland Inc., senior note, 144A, 7.875%, 12/01/17	United States	15,000,000	16,575,000
CDW LLC/CDW Finance Corp.,
senior note, 11.00%, 10/12/15	United States	5,000,000	5,212,500
senior sub. note, 12.535%, 10/12/17	United States	5,000,000	4,975,000
[f]Ceva Group PLC, senior secured note, 144A,
8.375%, 12/01/17	United Kingdom	6,800,000	6,863,750
11.50%, 4/01/18	United Kingdom	30,300,000	33,087,724
[f]Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	10,860,000	11,864,550
[j]Diversey Holdings Inc., senior note, PIK, 10.50%, 5/15/20	United States	16,400,000	18,163,000
Diversey Inc., senior note, 8.25%, 11/15/19	United States	10,000,000	10,900,000
Hertz Corp.,
senior note, 8.875%, 1/01/14	United States	75,335,000	77,406,712
senior sub. note, 10.50%, 1/01/16	United States	17,000,000	18,020,000
[f]Interactive Data Corp., senior note, 144A, 10.25%, 8/01/18	United States	6,900,000	7,590,000
The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	10,000,000	11,000,000
Nortek Inc., senior secured note, 11.00%, 12/01/13	United States	4,821,333	5,158,826
[f]Pinafore LLC/Inc., senior secured note, 144A, 9.00%, 10/01/18	United States	3,600,000	3,906,000
RBS Global & Rexnord Corp.,
senior note, 8.50%, 5/01/18	United States	26,900,000	28,715,750
senior sub. note, 11.75%, 8/01/16	United States	13,500,000	14,546,250
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	45,000,000	45,675,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	9,800,000	10,020,500

			341,019,001

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Information Technology 5.8%
Advanced Micro Devices Inc., senior note, 8.125%, 12/15/17	United States	5,000,000		$5,325,000
Ceridian Corp., senior note, 11.25%, 11/15/15	United States	20,000,000		19,900,000
First Data Corp.,
[f]senior bond, 144A, 12.625%, 1/15/21	United States	66,298,000		63,646,080
senior note, 9.875%, 9/24/15	United States	4,758,000		4,555,785
senior note, 9.875%, 9/24/15	United States	2,115,000		2,014,538
[h]senior note, PIK, 10.55%, 9/24/15	United States	529,000		490,924
[f]senior secured bond, 144A, 8.25%, 1/15/21	United States	33,107,000		31,948,255
[f,h]senior secured note, 144A, PIK, 10.00%, 1/15/22	United States	33,188,000		32,150,311
senior sub. note, 11.25%, 3/31/16	United States	45,000,000		39,600,000
Freescale Semiconductor Inc.,
senior note, 10.125%, 12/15/16	United States	20,000,000		21,150,000
[f]senior note, 144A, 10.75%, 8/01/20	United States	96,750,000		106,183,125
[f]senior secured note, 144A, 10.125%, 3/15/18	United States	5,000,000		5,637,500
[f]senior secured note, 144A, 9.25%, 4/15/18	United States	51,700,000		57,128,500
[f]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	8,600,000		9,594,375
Sanmina-SCI Corp., senior sub. note,
6.75%, 3/01/13	United States	20,000,000		20,050,000
8.125%, 3/01/16	United States	18,100,000		18,371,500
[f]Seagate HDD Cayman, senior note, 144A, 7.75%, 12/15/18	United States	5,000,000		5,087,500
SunGard Data Systems Inc.,
senior note, 10.625%, 5/15/15	United States	7,500,000		8,306,250
[f]senior note, 144A, 7.625%, 11/15/20	United States	10,000,000		10,175,000
senior sub. note, 10.25%, 8/15/15	United States	14,500,000		15,279,375

				476,594,018

Materials 1.4%
[f]Berry Plastics Corp., senior secured note, 144A, 9.75%, 1/15/21	United States	5,000,000		4,975,000
[f]FMG Finance Pty. Ltd., senior note, 144A, 7.00%, 11/01/15	Australia	14,000,000		14,315,000
[f]FMG Resources Aug 2006, senior note, 144A, 6.875%, 2/01/18	Australia	11,900,000		11,900,000
Huntsman International LLC,
senior note, 5.50%, 6/30/16	United States	1,750,000		1,701,875
senior sub. note, 7.375%, 1/01/15	United States	15,500,000		15,926,250
[f]senior sub. note, 144A, 8.625%, 3/15/21	United States	2,100,000		2,278,500
[f]Ineos Group Holdings PLC,
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	5,000,000		4,787,500
senior sub. note, 144A, 7.875%, 2/15/16	United Kingdom	30,000,000	EUR	36,819,898
[f]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	9,400,000	EUR	13,800,898
NewPage Corp., senior secured note,
10.00%, 5/01/12	United States	10,800,000		6,210,000
11.375%, 12/31/14	United States	6,000,000		5,670,000

				118,384,921

Telecommunication Services 1.4%
[f]Clearwire Communications LLC/Finance, senior secured note, 144A, 12.00%, 12/01/17	United States	4,700,000		4,876,250
[f]Clearwire Corp., senior secured note, 144A, 12.00%, 12/01/15	United States	28,100,000		30,418,250
Cricket Communications Inc.,
[f]senior note, 144A, 7.75%, 10/15/20	United States	40,000,000		38,200,000
senior secured note, 7.75%, 5/15/16	United States	3,600,000		3,753,000
Frontier Communications Corp., senior note,
8.25%, 4/15/17	United States	11,600,000		12,789,000
8.50%, 4/15/20	United States	12,900,000		14,157,750
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	7,700,000		8,296,750

				112,491,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Utilities 5.1%
The AES Corp., senior note, 8.00%, 10/15/17	United States	2,300,000	$2,443,750
[f]Calpine Construction Finance, senior secured note, 144A, 8.00%, 6/01/16	United States	17,500,000	18,681,250
[f]Calpine Corp., senior secured note, 144A,
7.25%, 10/15/17	United States	5,000,000	5,025,000
7.875%, 7/31/20	United States	10,700,000	10,887,250
7.50%, 2/15/21	United States	15,000,000	14,850,000
Dynegy Holdings Inc., senior note,
7.50%, 6/01/15	United States	35,000,000	26,600,000
8.375%, 5/01/16	United States	80,699,000	60,725,997
7.75%, 6/01/19	United States	3,000,000	2,017,500
Energy Future Holdings Corp., senior note,
[h]PIK, 12.00%, 11/01/17	United States	3,029,622	1,796,981
R, 6.55%, 11/15/34	United States	55,000,000	18,975,000
GenOn Energy Inc., senior note,
7.625%, 6/15/14	United States	19,500,000	20,036,250
7.875%, 6/15/17	United States	25,000,000	24,375,000
[f]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	7,500,000	7,987,500
[f]Niska Gas Storage U.S./Canada, senior note, 144A, 8.875%, 3/15/18	United States	15,000,000	16,125,000
Public Service Co. of New Mexico, senior note, 7.95%, 5/15/18	United States	11,400,000	12,779,217
[f]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 15.00%, 4/01/21	United States	125,125,000	113,238,125
Texas Competitive Electric Holdings Co. LLC, senior note,
A, 10.25%, 11/01/15	United States	100,000,000	55,750,000
[h]PIK, 11.25%, 11/01/16	United States	13,000,014	6,444,185

			418,738,005

Total Corporate Bonds (Cost $3,576,537,385)			3,768,062,544

[g,k]Senior Floating Rate Interests 5.0%
Consumer Discretionary 1.0%
Clear Channel Communications Inc., Term Loan B, 3.911%, 1/29/16	United States	74,951,317	64,444,716
ClubCorp Club Operations Inc., Term Loan B, 6.00%, 11/30/16	United States	10,000,000	10,081,250
[b]Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	4,783,951	4,372,191
SuperMedia Inc., Exit Term Loan, 11.00%, 12/31/15	United States	2,780,008	1,915,890

			80,814,047

Industrials 1.1%
Allison Transmission Inc., Term Loan B, 3.02% - 3.04%, 8/07/14	United States	27,762,450	27,184,075
Altegrity Inc.,
Term Loan B, 3.054%, 2/21/15	United States	17,413,881	16,717,326
Tranche D Term Loan, 7.75%, 2/21/15	United States	14,925,000	14,999,625
Ceva Group PLC,
Dollar Pre-Refunded L/C Commitment, 3.303%, 8/01/12	United States	2,105,263	1,994,737
EGL Term Loans, 5.303%, 8/01/12	United States	12,291,882	11,646,558
Interactive Data Corp., Term Loan B, 6.75%, 1/29/17	United States	14,925,000	15,158,143

			87,700,464

Information Technology 1.3%
First Data Corp.,
Term Loan B-1, 3.011%, 9/24/14	United States	14,543,487	13,440,232
Term Loan B-2, 3.011%, 9/24/14	United States	68,867,428	63,643,214
Term Loan B-3, 3.011%, 9/24/14	United States	26,448,252	24,473,811
Freescale Semiconductor Inc., Extended Term Loan, 4.508%, 12/01/16	United States	2,607,263	2,532,304

			104,089,561

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
[g,k]Senior Floating Rate Interests (continued)
Utilities 1.6%
Texas Competitive Electric Holdings Co. LLC,
Delayed Draw Term Loan, 3.764%, 10/10/14	United States	44,536,684	$34,231,385
[l]Term Loan B-1, 3.764%, 10/10/14	United States	24,935,567	19,323,643
Term Loan B-2, 3.764%, 10/10/14	United States	56,472,052	43,743,365
Term Loan B-3, 3.764%, 10/10/14	United States	46,074,390	35,636,974

			132,935,367

Total Senior Floating Rate Interests (Cost $422,275,314)			405,539,439

Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $34,698,824) 0.4%
Financials 0.4%
[f]Banc of America Large Loan, 2010-HLTN, 144A, 2.01%, 11/15/15	United States	39,883,706	35,613,310

Municipal Bonds 0.5%
California State GO,
7.95%, 3/01/36	United States	25,000,000	25,665,250
Build America Bonds, 7.60%, 11/01/40	United States	13,920,000	14,509,512

Total Municipal Bonds (Cost $39,080,248)			40,174,762

Total Investments before Short Term Investments (Cost $7,526,094,573)			7,871,848,891

Short Term Investments (Cost $243,387,001) 3.0%
Repurchase Agreements 3.0%
[m]Joint Repurchase Agreement, 0.141%, 1/03/11 (Maturity Value $243,389,868)	United States	243,387,001	243,387,001
Barclays Capital Inc. (Maturity Value $41,904,434)
BNP Paribas Securities Corp. (Maturity Value $43,099,477)
Credit Suisse Securities (USA) LLC (Maturity Value $23,944,695)
Deutsche Bank Securities Inc. (Maturity Value $38,660,047)
HSBC Securities (USA) Inc. (Maturity Value $29,932,086)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $23,944,695)
Morgan Stanley & Co. Inc. (Maturity Value $29,932,086)
UBS Securities LLC (Maturity Value $11,972,348)

Collateralized by U.S. Government Agency Securities, 0.50% - 5.75%, 1/07/11 - 10/26/15; [n]U.S. Treasury Bills, 5/12/11 - 7/28/11; and U.S. Treasury
Notes, 0.375% - 1.875%, 9/30/11 - 9/30/17 (valued at $248,649,823)

Total Investments (Cost $7,769,481,574) 99.3%			8,115,235,892
Options Written (0.0)%†			(419,000)
Other Assets, less Liabilities 0.7%			58,958,487

Net Assets 100.0%			$8,173,775,379

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Income Securities Fund	Country	Contracts	Value
[o]Options Written (0.0)%†
Call Options (0.0)%†
Materials (0.0)%†
Freeport-McMoRan Copper & Gold Inc., B, Feb. $130 Calls, 2/19/11	United States	1,180	$(318,600)
Energy (0.0)%†
Schlumberger Ltd., Jan. $90 Calls, 1/22/11	United States	2,510	(100,400)

Total Options Written (Premiums Received $415,499)			$(419,000)

See Abbreviations on page FI-35.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 9 regarding holdings of 5% voting securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the value of this security was $34,721, representing less than 0.01% of net assets.

dA portion or all of the security is held in connection with written option contracts open at year end.

eSee Note 1(f) regarding equity-linked securities.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the aggregate value of these securities was $1,507,028,618, representing 18.44% of net assets.

gThe coupon rate shown represents the rate at period end.

hIncome may be received in additional securities and/or cash.

iPerpetual security with no stated maturity date.

jIncome may be reflected in the redemption value or received in additional securities and/or cash.

kSee Note 1(g) regarding senior floating rate interests.

lA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

mSee Note 1(c) regarding joint repurchase agreement.

nThe security is traded on a discount basis with no stated coupon rate.

oSee Note 1(e) regarding written options.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$7,381,337,324
Cost - Non-controlled affiliated issuers (Note 9)	144,757,249
Cost - Repurchase agreements	243,387,001

Total cost of investments	$7,769,481,574

Value - Unaffiliated issuers	$7,825,656,600
Value - Non-controlled affiliated issuers (Note 9)	46,192,291
Value - Repurchase agreements	243,387,001

Total value of investments	8,115,235,892
Cash	1,434,400
Receivables:
Capital shares sold	1,624,395
Dividends and interest	77,893,516
Other assets	1,103,492

Total assets	8,197,291,695

Liabilities:
Payables:
Investment securities purchased	11,725,950
Capital shares redeemed	4,521,720
Affiliates	5,925,756
Options written, at value (premiums received $415,499)	419,000
Accrued expenses and other liabilities	923,890

Total liabilities	23,516,316

Net assets, at value	$8,173,775,379

Net assets consist of:
Paid-in capital	$8,572,286,625
Undistributed net investment income	459,449,020
Net unrealized appreciation (depreciation)	345,712,719
Accumulated net realized gain (loss)	(1,203,672,985)

Net assets, at value	$8,173,775,379

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2010

Franklin Income Securities Fund
Class 1:
Net assets, at value	$1,449,028,052

Shares outstanding	95,558,907

Net asset value and maximum offering price per share	$15.16

Class 2:
Net assets, at value	$6,309,206,764

Shares outstanding	425,857,914

Net asset value and maximum offering price per share	$14.82

Class 4:
Net assets, at value	$415,540,563

Shares outstanding	27,626,288

Net asset value and maximum offering price per share	$15.04

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin Income Securities Fund
Investment income:
Dividends	$105,433,471
Interest:
Unaffiliated issuers	402,812,595
Non-controlled affiliated issuers (Note 9)	3,919,304

Total investment income	512,165,370

Expenses:
Management fees (Note 3a)	34,343,156
Distribution fees: (Note 3c)
Class 2	15,173,007
Class 4	1,313,386
Unaffiliated transfer agent fees	2,571
Custodian fees (Note 4)	152,430
Reports to shareholders	967,821
Professional fees	176,219
Trustees’ fees and expenses	33,459
Other	172,049

Total expenses	52,334,098
Expense reductions (Note 4)	(47)

Net expenses	52,334,051

Net investment income	459,831,319

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	89,449,748
Non-controlled affiliated issuers (Note 9)	(88,042,902)
Foreign currency transactions	159,170

Net realized gain (loss)	1,566,016

Net change in unrealized appreciation (depreciation) on:
Investments	446,637,084
Translation of other assets and liabilities denominated in foreign currencies	21,127

Net change in unrealized appreciation (depreciation)	446,658,211

Net realized and unrealized gain (loss)	448,224,227

Net increase (decrease) in net assets resulting from operations	$908,055,546

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$459,831,319	$431,531,209
Net realized gain (loss) from investments and foreign currency transactions	1,566,016	(456,942,376)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	446,658,211	1,964,691,384

Net increase (decrease) in net assets resulting from operations	908,055,546	1,939,280,217

Distributions to shareholders from:
Net investment income:
Class 1	(70,751,613)	(46,648,798)
Class 2	(403,393,475)	(437,720,445)
Class 4	(24,551,628)	(19,056,945)

Total distributions to shareholders	(498,696,716)	(503,426,188)

Capital share transactions: (note 2)
Class 1	469,690,616	328,438,277
Class 2	(125,499,592)	(55,863,777)
Class 4	47,090,132	151,520,403

Total capital share transactions	391,281,156	424,094,903

Net increase (decrease) in net assets	800,639,986	1,859,948,932
Net assets:
Beginning of year	7,373,135,393	5,513,186,461

End of year	$8,173,775,379	$7,373,135,393

Undistributed net investment income included in net assets:
End of year	$459,449,020	$448,201,048

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2010.

d. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

f. Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Income Taxes (continued)

expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	44,758,864	$645,042,814	27,450,254	$349,770,752
Shares issued in reinvestment of distributions	5,206,153	70,751,613	3,884,163	46,648,798
Shares redeemed	(17,515,669)	(246,103,811)	(5,820,524)	(67,981,273)

Net increase (decrease)	32,449,348	$469,690,616	25,513,893	$328,438,277

Class 2 Shares:
Shares sold	26,818,536	$380,019,084	28,676,075	$352,470,139
Shares issued in reinvestment of distributions	30,330,336	403,393,475	37,189,503	437,720,445
Shares redeemed	(64,334,274)	(908,912,151)	(70,577,619)	(846,054,361)

Net increase (decrease)	(7,185,402)	$(125,499,592)	(4,712,041)	$(55,863,777)

Class 4 Shares:
Shares sold	4,608,224	$66,369,834	12,441,769	$152,226,979
Shares issued on reinvestment of distributions	1,817,293	24,551,628	1,593,390	19,056,945
Shares redeemed	(3,057,456)	(43,831,330)	(1,557,805)	(19,763,521)

Net increase (decrease)	3,368,061	$47,090,132	12,477,354	$151,520,403

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2010, Franklin Templeton Variable Insurance Products Trust — Franklin Templeton VIP Founding Funds Allocation Fund owned 14.03% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$524,982,657
2017	521,405,875
2018	157,360,428

$1,203,748,960

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$498,696,716	$503,426,188

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$7,786,172,473

Unrealized appreciation	$843,077,498
Unrealized depreciation	(514,014,079)

Net unrealized appreciation (depreciation)	$329,063,419

Distributable earnings – undistributed ordinary income	$476,289,695

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, corporate actions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, payments-in-kind, corporate actions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $3,639,629,355 and $3,027,046,361, respectively.

Transactions in options written during the year ended December 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2009	—	$—
Options written	3,690	415,499
Options expired	—	—
Options exercised	—	—
Options closed	—	—

Options outstanding at December 31, 2010	3,690	$415,499

7. CREDIT RISK

At December 31, 2010, the Fund had 48.76% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Equity contracts	Investments, at value	$—	Options written, at value	$419,000

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

8. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Average Amount Outstanding During the Year[a]
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	$—	$(3,501)	180

aRepresents the average number of option contracts outstanding during the year.

See Note 1(e) regarding derivative financial instruments.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2010, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
[a]Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	—	6,217,056	1,433,105	4,783,951	$4,372,191	$310,508	$474,111
Dex One Corp.	—	2,867,386	225,005	2,642,381	19,712,162	—	(88,517,013)
Dex One Corp., senior sub. note, PIK, 12.00%, 1/29/17	—	32,511,674	—	32,511,674	22,107,938	3,608,796	—

Total Affiliated Securities (0.57% of Net Assets)					$46,192,291	$3,919,304	$(88,042,902)

aCompany is a wholly owned subsidiary of Dex One Corp.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$160,342,037	$13,695,899	$34,721	$174,072,657
Energy	589,469,248	57,712,400	—	647,181,648
Financials	552,460,963	36,037,177	—	588,498,140
Health Care	405,133,801	14,748,750	—	419,882,551
All Other Equity Investments[b]	1,634,356,041	—	—	1,634,356,041
Equity-Linked Securities		89,898,761	—	89,898,761
Convertible Bonds	—	68,569,038	—	68,569,038
Corporate Bonds	—	3,768,062,544	—	3,768,062,544
Senior Floating Rate Interests	—	405,539,439	—	405,539,439
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	35,613,310	—	35,613,310
Municipal Bonds	—	40,174,762	—	40,174,762
Short Term Investments	—	243,387,001	—	243,387,001

Total Investments in Securities	$3,341,762,090	$4,773,439,081	$34,721	$8,115,235,892

Liabilities:
Options Written	419,000	—	—	419,000

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed industry descriptions, see the accompanying Statement of Investments.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

ABBREVIATIONS
Currency	Selected Portfolio

Euro - Euro	ADR - American Depository Receipt
GBP - British Pound	FRN - Floating Rate Note
GO - General Obligation
L/C - Letter of Credit
MTN - Medium Term Note
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Income Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 18.38% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This annual report for Franklin Large Cap Growth Securities Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+11.85%	+2.48%	+0.75%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell 1000® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large-capitalization companies. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its primary benchmark, the S&P 500, which posted a +15.06% total return.2 The Fund also underperformed its secondary benchmark, the Russell 1000 Growth Index, which delivered a +16.71% total return for the same period.2

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010’s first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter.

Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy’s advance. During the early part of the annual period, home prices rose in many regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak.

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to a then 17-month high of $87 in early April. But as doubts surfaced about the recovery’s sustainability, oil prices dipped to $66 in late May. Prices rebounded to $91 per barrel by the end of December 2010 largely due to accelerating global

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. The Fund may have substantial investments in particular sectors from time to time, such as the technology sector (including health care technology, electronic technology and technology services), which has been among the most volatile sectors in the market, as well as the communications and financial services sectors, and may be at greater risk from adverse developments in a sector than a fund that invests more broadly. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.3 Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.3 Companies added jobs throughout the period, and the unemployment rate fell from 10.0% in December 2009 to 9.4% at period-end.3 The decline was attributable in part to a shrinking labor force as some unemployed workers stopped looking for jobs.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. Overall, the blue-chip stocks of the Dow Jones Industrial Average delivered a +14.06% total return, while the broader S&P 500 posted a +15.06% total return and the technology-heavy NASDAQ Composite Index produced a total return of +18.02%.2 During the period, growth stocks outperformed their value counterparts. Performance among the major sectors was positive, with consumer discretionary, industrials and materials making the largest gains, while health care and utilities had weaker results.

3. Source: Bureau of Labor Statistics.

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Investment Strategy

We employ our long-held strategy: bottom-up, individual-company, fundamental research aimed at opportunistically finding what we believe to be outstanding large-cap companies across all sectors, at valuations we believe understate their fair worth, with future growth potential being a key driver of estimated worth. In doing so, we work hard to ensure we are being adequately compensated for the risks that are inherent to all forecasting efforts, aiming to own those stocks that make the most sense from a risk/return perspective. We believe this disciplined, bottom-up analysis of future growth potential, current valuation and other risks on a stock-by-stock basis best supports our efforts to maintain a portfolio with superior risk/return characteristics and thus affords us the best prospects for strong performance over the long term.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the year under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers.

From a sector perspective, our underweighted allocation and stock selection in the financials sector helped the Fund’s performance relative to the S&P 500. In particular, our positions in financial services company Bank of America and conglomerate holding company Berkshire Hathaway boosted performance. Stock selection in the consumer staples sector also aided relative results partly due to our holdings in beverage maker Hansen Natural,4 supermarket chain Safeway and membership warehouse chain Costco Wholesale.

Other key contributors to relative Fund returns included data management company NetApp, chemical producer Celanese4 and communications equipment manufacturer Polycom.4

In contrast, the Fund’s overweighted allocation and stock selection in health care relative to the S&P 500 hampered performance, particularly our positions in medical device manufacturer Medtronic, biotechnology firm Gilead Sciences, and pharmaceutical companies Roche Holding4

4. This holding is not an index component.

Top 10 Holdings

Franklin Large Cap Growth

Securities Fund

12/31/10

Company Sector/Industry	% of Total Net Assets
Exxon Mobil Corp.	3.5%
Energy
Wells Fargo & Co.	2.7%
Financials
Apple Inc.	2.7%
Information Technology
JPMorgan Chase & Co.	2.3%
Financials
General Electric Co.	2.1%
Industrials
International Business Machines Corp.	2.1%
Information Technology
Google Inc.	2.0%
Information Technology
Kohl’s Corp.	1.8%
Consumer Discretionary
U.S. Bancorp	1.8%
Financials
Schlumberger Ltd.	1.8%
Energy

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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and Teva Pharmaceutical Industries.4 The consumer discretionary sector also weighed on results, largely due to underweighting and stock selection. Kohl’s, a department store operator, underperformed.

Other key detractors from relative Fund returns included electronic equipment manufacturer Hewlett-Packard, electricity and natural gas provider Exelon and health insurer Aetna.

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50,

then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Growth Securities Fund Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,206.60	$4.39
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$4.02

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.79%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.62	$10.66	$17.51	$16.70	$15.17

Income from investment operations[a]:
Net investment income[b]	0.12	0.12	0.17	0.21	0.17
Net realized and unrealized gains (losses)	1.48	3.04	(5.82)	0.89	1.51

Total from investment operations	1.60	3.16	(5.65)	1.10	1.68

Less distributions from:
Net investment income	(0.15)	(0.20)	(0.24)	(0.16)	(0.15)
Net realized gains	—	—	(0.96)	(0.13)	—

Total distributions	(0.15)	(0.20)	(1.20)	(0.29)	(0.15)

Net asset value, end of year	$15.07	$13.62	$10.66	$17.51	$16.70

Total return[c]	11.85%	30.04%	(34.39)%	6.53%	11.17%
Ratios to average net assets
Expenses	0.79%	0.81% [d]	0.77% [d]	0.74% [d]	0.76% [d]
Net investment income	0.86%	1.03%	1.19%	1.21%	1.11%

Supplemental data
Net assets, end of year (000’s)	$58,265	$58,287	$51,651	$96,920	$114,929
Portfolio turnover rate	46.75%	71.95%	66.04%	50.67%	50.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.43	$10.50	$17.25	$16.47	$14.97

Income from investment operations[a]:
Net investment income[b]	0.08	0.09	0.13	0.17	0.13
Net realized and unrealized gains (losses)	1.46	3.00	(5.73)	0.87	1.49

Total from investment operations	1.54	3.09	(5.60)	1.04	1.62

Less distributions from:
Net investment income	(0.11)	(0.16)	(0.19)	(0.13)	(0.12)
Net realized gains	—	—	(0.96)	(0.13)	—

Total distributions	(0.11)	(0.16)	(1.15)	(0.26)	(0.12)

Net asset value, end of year	$14.86	$13.43	$10.50	$17.25	$16.47

Total return[c]	11.59%	29.73%	(34.53)%	6.23%	10.90%
Ratios to average net assets
Expenses	1.04%	1.06% [d]	1.02% [d]	0.99% [d]	1.01% [d]
Net investment income	0.61%	0.78%	0.94%	0.96%	0.86%

Supplemental data
Net assets, end of year (000’s)	$357,405	$373,821	$328,597	$642,351	$636,592
Portfolio turnover rate	46.75%	71.95%	66.04%	50.67%	50.97%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.57	$10.62	$16.05

Income from investment operations[b]:
Net investment income[c]	0.07	0.09	0.11
Net realized and unrealized gains (losses)	1.48	3.02	(4.34)

Total from investment operations	1.55	3.11	(4.23)

Less distributions from:
Net investment income	(0.10)	(0.16)	(0.24)
Net realized gains	—	—	(0.96)

Total distributions	(0.10)	(0.16)	(1.20)

Net asset value, end of year	$15.02	$13.57	$10.62

Total return[d]	11.55%	29.58%	(28.68)%
Ratios to average net assets[e]
Expenses	1.14%	1.16%[f]	1.12%[f]
Net investment income	0.51%	0.68%	0.84%

Supplemental data
Net assets, end of year (000’s)	$5	$4	$3
Portfolio turnover rate	46.75%	71.95%	66.04%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 96.6%
Consumer Discretionary 6.1%
Best Buy Co. Inc.	United States	70,903	$2,431,265
[a]General Motors Co.	United States	66,100	2,436,446
Guess? Inc.	United States	55,300	2,616,796
[a]Kohl’s Corp.	United States	138,800	7,542,392
Marriott International Inc., A	United States	83,300	3,460,282
Target Corp.	United States	77,900	4,684,127
The Walt Disney Co.	United States	61,200	2,295,612

			25,466,920

Consumer Staples 9.1%
Costco Wholesale Corp.	United States	63,600	4,592,556
CVS Caremark Corp.	United States	146,300	5,086,851
[a]Hansen Natural Corp.	United States	56,400	2,948,592
PepsiCo Inc.	United States	78,000	5,095,740
Philip Morris International Inc.	United States	71,000	4,155,630
The Procter & Gamble Co.	United States	97,945	6,300,802
Wal-Mart Stores Inc.	United States	74,200	4,001,606
Walgreen Co.	United States	139,154	5,421,439

			37,603,216

Energy 11.0%
Chevron Corp.	United States	59,900	5,465,875
ConocoPhillips	United States	75,300	5,127,930
Devon Energy Corp.	United States	91,500	7,183,665
Exxon Mobil Corp.	United States	199,800	14,609,376
Marathon Oil Corp.	United States	48,500	1,795,955
[a]Petrohawk Energy Corp.	United States	231,500	4,224,875
Schlumberger Ltd.	United States	87,670	7,320,445

			45,728,121

Financials 14.3%
Aflac Inc.	United States	36,700	2,070,981
The Allstate Corp.	United States	128,109	4,084,115
Bank of America Corp.	United States	266,200	3,551,108
[a]Berkshire Hathaway Inc., B	United States	21,700	1,738,387
BlackRock Inc.	United States	7,400	1,410,292
[a]Citigroup Inc.	United States	617,000	2,918,410
Invesco Ltd.	United States	115,700	2,783,742
Janus Capital Group Inc.	United States	106,800	1,385,196
JPMorgan Chase & Co.	United States	222,840	9,452,873
Northern Trust Corp.	United States	119,400	6,615,954
State Street Corp.	United States	55,600	2,576,504
T. Rowe Price Group Inc.	United States	36,600	2,362,164
U.S. Bancorp	United States	274,527	7,403,993
Wells Fargo & Co.	United States	360,200	11,162,598

			59,516,317

Health Care 16.6%
Abbott Laboratories	United States	91,690	4,392,868
Aetna Inc.	United States	182,100	5,555,871
[a]Agilent Technologies Inc.	United States	109,600	4,540,728
Baxter International Inc.	United States	67,300	3,406,726
[a]Celgene Corp.	United States	103,500	6,120,990
[a]Express Scripts Inc.	United States	82,800	4,475,340

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a]Gilead Sciences Inc.	United States	137,200	$4,972,128
Johnson & Johnson	United States	97,000	5,999,450
Medtronic Inc.	United States	176,600	6,550,094
Merck & Co. Inc.	United States	201,575	7,264,763
Roche Holding AG, ADR	Switzerland	190,900	6,996,485
Teva Pharmaceutical Industries Ltd., ADR	Israel	122,800	6,401,564
[a]Thoratec Corp.	United States	86,700	2,455,344

			69,132,351

Industrials 9.1%
The Boeing Co.	United States	34,900	2,277,574
Caterpillar Inc.	United States	29,600	2,772,336
Expeditors International of Washington Inc.	United States	69,400	3,789,240
FedEx Corp.	United States	70,600	6,566,506
General Dynamics Corp.	United States	62,900	4,463,384
General Electric Co.	United States	483,100	8,835,899
Precision Castparts Corp.	United States	15,300	2,129,913
Union Pacific Corp.	United States	29,200	2,705,672
United Technologies Corp.	United States	52,000	4,093,440

			37,633,964

Information Technology 23.5%
[a]Apple Inc.	United States	34,400	11,096,064
[a]Atheros Communications Inc.	United States	64,001	2,298,916
[a]Cisco Systems Inc.	United States	249,000	5,037,270
[a]Cree Inc.	United States	33,300	2,194,137
[a]Dell Inc.	United States	104,500	1,415,975
[a]EMC Corp.	United States	236,300	5,411,270
[a]First Solar Inc.	United States	17,630	2,294,368
[a]FLIR Systems Inc.	United States	150,600	4,480,350
[a]Google Inc., A	United States	14,100	8,374,977
Hewlett-Packard Co.	United States	144,000	6,062,400
Intel Corp.	United States	285,100	5,995,653
International Business Machines Corp.	United States	59,300	8,702,868
MasterCard Inc., A	United States	22,430	5,026,787
Microsoft Corp.	United States	240,000	6,700,800
[a]NetApp Inc.	United States	109,400	6,012,624
Oracle Corp.	United States	106,500	3,333,450
[a]PMC-Sierra Inc.	United States	243,360	2,090,463
QUALCOMM Inc.	United States	120,000	5,938,800
[a]Silicon Laboratories Inc.	United States	35,900	1,652,118
Visa Inc., A	United States	40,500	2,850,390
Xilinx Inc.	United States	29,200	846,216

			97,815,896

Materials 1.8%
Celanese Corp., A	United States	122,900	5,059,793
Randgold Resources Ltd., ADR	United Kingdom	26,000	2,140,580

			7,200,373

Telecommunication Services 2.3%
AT&T Inc.	United States	143,900	4,227,782
Vodafone Group PLC, ADR	United Kingdom	200,200	5,291,286

			9,519,068

FLG-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Utilities 2.8%
Entergy Corp.	United States	17,700	$1,253,691
Exelon Corp.	United States	51,580	2,147,791
FirstEnergy Corp.	United States	39,800	1,473,396
Public Service Enterprise Group Inc.	United States	43,400	1,380,554
Sempra Energy	United States	56,900	2,986,112
The Southern Co.	United States	65,500	2,504,065

			11,745,609

Total Common Stocks (Cost $290,086,725)			401,361,835

		Principal Amount
Short Term Investments (Cost $14,639,227) 3.5%
Repurchase Agreements 3.5%
[b]Joint Repurchase Agreement, 0.141%, 1/03/11 (Maturity Value $14,639,400)	United States	$14,639,227	14,639,227
Barclays Capital Inc. (Maturity Value $2,520,466)
BNP Paribas Securities Corp. (Maturity Value $2,592,346)
Credit Suisse Securities (USA) LLC (Maturity Value $1,440,224)
Deutsche Bank Securities Inc. (Maturity Value $2,325,322)
HSBC Securities (USA) Inc. (Maturity Value $1,800,353)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,440,224)
Morgan Stanley & Co. Inc. (Maturity Value $1,800,353)
UBS Securities LLC (Maturity Value $720,112)

Collateralized by U.S. Government Agency Securities, 0.50% - 5.75%, 1/07/11 - 10/26/15; [c]U.S. Treasury Bills, 5/12/11 - 7/28/11; and U.S. Treasury Notes, 0.375% - 1.875%, 9/30/11 - 9/30/17 (valued at $14,955,775)

Total Investments (Cost $304,725,952) 100.1%			416,001,062
Other Assets, less Liabilities (0.1)%			(327,201)

Net Assets 100.0%			$415,673,861

See Abbreviations on page FLG-22.

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

cThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$290,086,725
Cost - Repurchase agreements	14,639,227

Total cost of investments	$304,725,952

Value - Unaffiliated issuers	$401,361,835
Value - Repurchase agreements	14,639,227

Total value of investments	416,001,062
Receivables:
Capital shares sold	1,315
Dividends	540,857
Other assets	81

Total assets	416,543,315

Liabilities:
Payables:
Capital shares redeemed	294,518
Affiliates	412,332
Reports to shareholders	130,677
Accrued expenses and other liabilities	31,927

Total liabilities	869,454

Net assets, at value	$415,673,861

Net assets consist of:
Paid-in capital	$414,014,160
Undistributed net investment income	2,644,532
Net unrealized appreciation (depreciation)	111,275,110
Accumulated net realized gain (loss)	(112,259,941)

Net assets, at value	$415,673,861

Class 1:
Net assets, at value	$58,264,602

Shares outstanding	3,865,572

Net asset value and maximum offering price per share	$15.07

Class 2:
Net assets, at value	$357,404,573

Shares outstanding	24,053,423

Net asset value and maximum offering price per share	$14.86

Class 4:
Net assets, at value	$4,686

Shares outstanding	312

Net asset value and maximum offering price per share	$15.02

The accompanying notes are an integral part of these financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$6,731,830
Interest	29,581

Total investment income	6,761,411

Expenses:
Management fees (Note 3a)	3,057,988
Distribution fees: (Note 3c)
Class 2	876,867
Class 4	15
Unaffiliated transfer agent fees	427
Custodian fees (Note 4)	5,792
Reports to shareholders	115,966
Professional fees	33,442
Trustees’ fees and expenses	1,878
Other	23,608

Total expenses	4,115,983

Net investment income	2,645,428

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	25,795,539
Net change in unrealized appreciation (depreciation) on investments	16,339,203

Net realized and unrealized gain (loss)	42,134,742

Net increase (decrease) in net assets resulting from operations	$44,780,170

The accompanying notes are an integral part of these financial statements.

FLG-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$2,645,428	$3,159,481
Net realized gain (loss) from investments and foreign currency transactions	25,795,539	(51,443,844)
Net change in unrealized appreciation (depreciation) on investments	16,339,203	150,444,919

Net increase (decrease) in net assets resulting from operations	44,780,170	102,160,556

Distributions to shareholders from:
Net investment income:
Class 1	(595,893)	(896,286)
Class 2	(2,876,875)	(4,724,247)
Class 4	(33)	(49)

Total distributions to shareholders	(3,472,801)	(5,620,582)

Capital share transactions: (Note 2)
Class 1	(5,756,855)	(6,256,675)
Class 2	(51,989,055)	(38,422,446)

Total capital share transactions	(57,745,910)	(44,679,121)

Net increase (decrease) in net assets	(16,438,541)	51,860,853
Net assets:
Beginning of year	432,112,402	380,251,549

End of year	$415,673,861	$432,112,402

Undistributed net investment income included in net assets:
End of year	$2,644,532	$3,407,918

The accompanying notes are an integral part of these financial statements.

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Large Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2010.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010[a]		2009[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	68,402	$948,510	92,858	$1,084,582
Shares issued in reinvestment of distributions	44,470	595,893	79,458	896,286
Shares redeemed	(527,249)	(7,301,258)	(739,154)	(8,237,543)

Net increase (decrease)	(414,377)	$(5,756,855)	(566,838)	$(6,256,675)

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2010[a]		2009[a]
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,051,169	$13,759,246	1,484,116	$16,174,927
Shares issued in reinvestment of distributions	217,451	2,876,875	424,080	4,724,247
Shares redeemed	(5,055,225)	(68,625,176)	(5,372,705)	(59,321,620)

Net increase (decrease)	(3,786,605)	$(51,989,055)	(3,464,509)	$(38,422,446)

[a]During	the year Class 4 did not report any share transactions.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2010, Advisers owned 100% of the Fund’s Class 4 outstanding shares.

FLG-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$43,737,615
2017	62,499,598

$106,237,213

During the year ended December 31, 2010, the Fund utilized $23,807,373 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009

Distributions paid from ordinary income	$3,472,801	$5,620,582

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$310,748,679

Unrealized appreciation	$108,438,349
Unrealized depreciation	(3,185,966)

Net unrealized appreciation (depreciation)	$105,252,383

Distributable earnings—undistributed ordinary income	$2,644,535

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $180,259,721 and $234,894,302, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers,

FLG-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

7. CREDIT FACILITY (continued)

including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$401,361,835	$—	$—	$401,361,835
Short Term Investments	—	14,639,227	—	14,639,227

Total Investments in Securities	$401,361,835	$14,639,227	$—	$416,001,062

aFor detailed industry descriptions, see the accompanying Statement of Investments.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depository Receipt

FLG-22

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

FLG-23

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Large Cap Growth Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

FLG-24

FRANKLIN RISING DIVIDENDS SECURITIES FUND

We are pleased to bring you Franklin Rising Dividends Securities Fund’s annual report for the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+20.94%	+3.57%	+6.79%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which rose 15.06% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010’s first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter.

Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy’s advance. During the early part of the annual period, home prices rose in many regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak.

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to a then 17-month high of $87 in early April. But as doubts surfaced about the recovery’s sustainability, oil prices dipped to $66 in late May. Prices rebounded to $91 per barrel by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.2 Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8%

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. The Fund may have significant investments in particular sectors from time to time, such as financial services and health care, and may be at greater risk of adverse developments in a sector than a fund that invests more broadly. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

annualized rate.2 Companies added jobs throughout the period, and the unemployment rate fell from 10.0% in December 2009 to 9.4% at period-end.2 The decline was attributable in part to a shrinking labor force as some unemployed workers stopped looking for jobs.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. Overall, the blue-chip stocks of the Dow Jones Industrial Average rose 14.06%, the broader S&P 500 increased 15.06%, and the technology-heavy NASDAQ Composite Index appreciated 18.02%.1 During the period, growth stocks outperformed their value counterparts. Performance among the major sectors was positive, with consumer discretionary, industrials and materials making the largest gains, while health care and utilities had weaker results.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

FRD-3

Manager’s Discussion

During the 12 months under review, significant contributors to performance included Family Dollar Stores, Erie Indemnity and Roper Industries. In addition to reporting strong operating results, Family Dollar announced a significant new share repurchase program. The company has increased its dividend for 34 consecutive years. Erie Indemnity, the management company for the Erie Insurance Exchange, entered into a definitive agreement with the exchange for the sale of its three property and casualty subsidiaries. Erie has 31 years of dividend increases. Industrial products manufacturer Roper performed particularly well following a speech in late August by the U.S. Federal Reserve Board chairman that outlined monetary policy changes that were implemented in November. Roper increased its dividend for the 18th year in a row.

Detractors from Fund performance included Abbott Laboratories, Nucor and Hudson City Bancorp. Shares of medical products manufacturer Abbott declined as concern grew among investors that the company’s market-leading rheumatology drug, Humira, would face significant competition within several years. Abbott has 38 years of dividend increases. Steel company Nucor’s quarterly earnings declined largely due to higher scrap metal costs. Nucor has raised its dividend for 38 years. Declining mortgage rates for most of 2010 put downward pressure on Hudson City Bancorp’s net interest margin. The company has 11 years of dividend increases.

We initiated positions in Archer-Daniels-Midland, General Dynamics, Johnson & Johnson, McDonald’s, Medtronic and Pepsico during the fiscal year. Agricultural products processor Archer-Daniels-Midland, aerospace and defense company General Dynamics, and health care products manufacturer Johnson & Johnson have increased their dividends for the past 35, 18 and 48 years, respectively. Restaurant operator McDonald’s has 34 years of dividend increases, while Medtronic, a medical device manufacturer, has raised its dividend for 33 consecutive years, and food and beverage maker Pepsico has 38 years of dividend increases. We made additions to 12 other positions. We liquidated our positions in Beckman Coulter, Graco and Sally Beauty Holdings and significantly reduced positions in Aflac and Family Dollar Stores. We made smaller reductions to 23 other positions.

Our 10 largest positions on December 31, 2010, represented 47.7% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria

Top 10 Holdings

Franklin Rising Dividends Securities Fund

12/31/10

Company Sector/Industry	% of Total Net Assets
United Technologies Corp.	5.3%
Aerospace & Defense
Becton, Dickinson and Co.	5.2%
Health Care Equipment & Services
Praxair Inc.	5.1%
Materials
Roper Industries Inc.	5.1%
Electrical Equipment
The Procter & Gamble Co.	4.8%
Household & Personal Products
Wal-Mart Stores Inc.	4.8%
Food & Staples Retailing
Family Dollar Stores Inc.	4.6%
Retailing
Dover Corp.	4.3%
Machinery
Abbott Laboratories	4.3%
Pharmaceuticals, Biotechnology & Life Sciences
Erie Indemnity Co., A	4.2%
Insurance

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FRD-4

based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 34 years in a row and by 257% in the past 10 years. Their most recent year-over-year dividend increases averaged 10.8% with a yield of 2.2% on December 31, 2010, and a dividend payout ratio of 36.6%, based on estimates of calendar year 2010 operating earnings. The average price/earnings ratio was 17.6 times calendar year 2010 estimates versus 15.0 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 1

FRD-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,218.20	$3.63
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.65%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 1	2010	2009		2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.13	$13.96		$19.61	$20.88	$18.11

Income from investment operations[a]:
Net investment income[b]	0.32	0.14	[c]	0.35	0.36	0.58 [d]
Net realized and unrealized gains (losses)	3.01	2.28		(5.51)	(0.80)	2.53

Total from investment operations	3.33	2.42		(5.16)	(0.44)	3.11

Less distributions from:
Net investment income	(0.31)	(0.25)		(0.36)	(0.53)	(0.24)
Net realized gains	—	—		(0.13)	(0.30)	(0.10)

Total distributions	(0.31)	(0.25)		(0.49)	(0.83)	(0.34)

Net asset value, end of year	$19.15	$16.13		$13.96	$19.61	$20.88

Total return[e]	20.94%	17.67%		(26.94)%	(2.41)%	17.43%
Ratios to average net assets
Expenses	0.64%	0.65%	[f]	0.61% [f]	0.59% [f]	0.61% [f]
Net investment income	1.88%	0.99%	[c]	2.05%	1.72%	3.15%[d]

Supplemental data
Net assets, end of year (000’s)	$148,544	$139,816		$142,862	$235,946	$288,303
Portfolio turnover rate	8.97%	16.99%		5.39%	3.29%	6.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.07%.

dNet investment income per share includes approximately $0.30 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.57%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 2	2010	2009		2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.86	$13.72		$19.27	$20.55	$17.84

Income from investment operations[a]:
Net investment income[b]	0.28	0.10	[c]	0.31	0.30	0.56	[d]
Net realized and unrealized gains (losses)	2.95	2.24		(5.42)	(0.79)	2.46

Total from investment operations	3.23	2.34		(5.11)	(0.49)	3.02

Less distributions from:
Net investment income	(0.27)	(0.20)		(0.31)	(0.49)	(0.21)
Net realized gains	—	—		(0.13)	(0.30)	(0.10)

Total distributions	(0.27)	(0.20)		(0.44)	(0.79)	(0.31)

Net asset value, end of year	$18.82	$15.86		$13.72	$19.27	$20.55

Total return[e]	20.64%	17.34%		(27.10)%	(2.69)%	17.12%
Ratios to average net assets
Expenses	0.89%	0.90%	[f]	0.86% [f]	0.84% [f]	0.86%	[f]
Net investment income	1.63%	0.74%	[c]	1.80%	1.47%	2.90%	[d]

Supplemental data
Net assets, end of year (000’s)	$1,572,732	$1,371,351		$1,286,878	$2,079,366	$1,981,240
Portfolio turnover rate	8.97%	16.99%		5.39%	3.29%	6.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.82%.

dNet investment income per share includes approximately $0.30 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.32%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 4	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.09	$13.92		$18.51

Income from investment operations[b]:
Net investment income[c]	0.32	0.13	[d]	0.26
Net realized and unrealized gains (losses)	2.94	2.24		(4.36)

Total from investment operations	3.26	2.37		(4.10)

Less distributions from:
Net investment income	(0.31)	(0.20)		(0.36)
Net realized gains	—	—		(0.13)

Total distributions	(0.31)	(0.20)		(0.49)

Net asset value, end of year	$19.04	$16.09		$13.92

Total return[e]	20.62%	17.22%		(22.82)%
Ratios to average net assets[f]
Expenses	0.99%	1.00%	[g]	0.96% [g]
Net investment income	1.53%	0.64%	[d]	1.70%

Supplemental data
Net assets, end of year (000’s)	$1,007	$15		$4
Portfolio turnover rate	8.97%	16.99%		5.39%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-10

\

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 95.1%
Aerospace & Defense 5.4%
General Dynamics Corp.	28,000	$1,986,880
United Technologies Corp.	1,149,900	90,520,128

		92,507,008

Banks 1.6%
Hudson City Bancorp Inc.	1,560,300	19,878,222
Peoples Bancorp Inc.	102,065	1,597,317
[a]TrustCo Bank Corp. NY	299,985	1,901,905
U.S. Bancorp	146,449	3,949,730

		27,327,174

Commercial & Professional Services 2.5%
ABM Industries Inc.	951,288	25,018,874
Cintas Corp.	525,200	14,684,592
Superior Uniform Group Inc.	237,100	2,608,100

		42,311,566

Consumer Durables & Apparel 1.2%
[b]Kid Brands Inc.	265,947	2,273,847
Leggett & Platt Inc.	775,800	17,657,208

		19,931,055

Consumer Services 1.5%
Hillenbrand Inc.	1,191,300	24,790,953
McDonald’s Corp.	11,000	844,360

		25,635,313

Diversified Financials 0.9%
State Street Corp.	324,500	15,037,330

Electrical Equipment 8.3%
Brady Corp., A	1,723,579	56,205,911
Roper Industries Inc.	1,144,450	87,470,314

		143,676,225

Food & Staples Retailing 4.8%
Wal-Mart Stores Inc.	1,519,100	81,925,063

Food, Beverage & Tobacco 4.3%
Archer-Daniels-Midland Co.	85,500	2,571,840
McCormick & Co. Inc.	1,389,095	64,634,590
PepsiCo Inc.	104,000	6,794,320

		74,000,750

Health Care Equipment & Services 12.6%
Becton, Dickinson and Co.	1,056,643	89,307,467
Hill-Rom Holdings Inc.	477,103	18,783,545
Medtronic Inc.	280,000	10,385,200
Stryker Corp.	423,500	22,741,950
Teleflex Inc.	530,753	28,559,819
West Pharmaceutical Services Inc.	1,165,600	48,022,720

		217,800,701

Household & Personal Products 6.2%
Alberto-Culver Co.	640,350	23,718,564
The Procter & Gamble Co.	1,281,600	82,445,328

		106,163,892

FRD-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 0.6%
Carlisle Cos. Inc.	260,261	$10,342,772

Insurance 10.8%
Aflac Inc.	358,700	20,241,441
Arthur J. Gallagher & Co.	753,000	21,897,240
Erie Indemnity Co., A	1,109,733	72,654,220
Mercury General Corp.	154,200	6,632,142
Old Republic International Corp.	3,429,708	46,746,920
RLI Corp.	335,848	17,655,529

		185,827,492

Machinery 5.8%
Donaldson Co. Inc.	319,500	18,620,460
Dover Corp.	1,276,200	74,593,890
Nordson Corp.	66,691	6,127,569

		99,341,919

Materials 11.9%
Air Products and Chemicals Inc.	521,500	47,430,425
Bemis Co. Inc.	1,231,300	40,214,258
Nucor Corp.	699,002	30,630,268
Praxair Inc.	916,260	87,475,342

		205,750,293

Pharmaceuticals, Biotechnology & Life Sciences 8.6%
Abbott Laboratories	1,556,300	74,562,333
Johnson & Johnson	551,000	34,079,350
Pfizer Inc.	2,255,100	39,486,801

		148,128,484

Retailing 4.6%
Family Dollar Stores Inc.	1,608,330	79,950,084

Semiconductors & Semiconductor Equipment 0.0%†
Cohu Inc.	50,300	833,974

Software & Services 3.5%
International Business Machines Corp.	415,100	60,920,076

Total Common Stocks (Cost $1,131,590,496)		1,637,411,171

Short Term Investments 4.9%
Money Market Funds (Cost $84,758,643) 4.9%
[b,c]Institutional Fiduciary Trust Money Market Portfolio	84,758,643	84,758,643

[d]Investments from Cash Collateral Received for Loaned Securities 0.0%†
Money Market Funds (Cost $632,226) 0.0%†
[b]Bank of New York Institutional Cash Reserve Fund, Series B	632,226	505,780

Total Investments (Cost $1,216,981,365) 100.0%		1,722,675,594
Other Assets, less Liabilities (0.0)%†		(392,442)

Net Assets 100.0%		$1,722,283,152

†Rounds to less than 0.1% of net assets.

aA portion or all of the security is on loan at December 31, 2010. See Note 1(b).

bNon-income producing.

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(b) regarding securities on loan.

The accompanying notes are an integral part of these financial statements.

FRD-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,132,222,722
Cost - Sweep Money Fund (Note 7)	84,758,643

Total cost of investments	$1,216,981,365

Value - Unaffiliated issuers	$1,637,916,951
Value - Sweep Money Fund (Note 7)	84,758,643

Total value of investments (includes securities loaned in the amount of $554,116)	1,722,675,594
Receivables:
Capital shares sold	336,268
Dividends	2,205,137
Other assets	280

Total assets	1,725,217,279

Liabilities:
Payables:
Capital shares redeemed	478,027
Affiliates	1,507,459
Reports to shareholders	261,751
Funds advanced by custodian	42,276
Payable upon return of securities loaned	589,950
Accrued expenses and other liabilities	54,664

Total liabilities	2,934,127

Net assets, at value	$1,722,283,152

Net assets consist of:
Paid-in capital	$1,437,000,834
Undistributed net investment income	25,805,386
Net unrealized appreciation (depreciation)	505,694,229
Accumulated net realized gain (loss)	(246,217,297)

Net assets, at value	$1,722,283,152

Class 1:
Net assets, at value	$148,544,148

Shares outstanding	7,756,942

Net asset value and maximum offering price per share	$19.15

Class 2:
Net assets, at value	$1,572,732,380

Shares outstanding	83,561,758

Net asset value and maximum offering price per share	$18.82

Class 4:
Net assets, at value	$1,006,624

Shares outstanding	52,882

Net asset value and maximum offering price per share	$19.04

The accompanying notes are an integral part of these financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin Rising Dividends Securities Fund
Investment income:
Dividends	$39,404,110

Expenses:
Management fees (Note 3a)	9,530,994
Distribution fees: (Note 3c)
Class 2	3,544,013
Class 4	1,091
Unaffiliated transfer agent fees	1,091
Custodian fees (Note 4)	22,389
Reports to shareholders	404,591
Professional fees	50,226
Trustees’ fees and expenses	5,086
Other	31,293

Total expenses	13,590,774

Net investment income	25,813,336

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	67,941,220
Net change in unrealized appreciation (depreciation) on investments	203,294,325

Net realized and unrealized gain (loss)	271,235,545

Net increase (decrease) in net assets resulting from operations	$297,048,881

The accompanying notes are an integral part of these financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$25,813,336	$10,527,347
Net realized gain (loss) from investments	67,941,220	(78,434,293)
Net change in unrealized appreciation (depreciation) on investments	203,294,325	289,247,239

Net increase (decrease) in net assets resulting from operations	297,048,881	221,340,293

Distributions to shareholders from net investment income:
Class 1	(2,516,672)	(2,324,786)
Class 2	(22,710,892)	(18,134,021)
Class 4	(5,357)	(54)

Total distributions to shareholders	(25,232,921)	(20,458,861)

Capital share transactions: (Note 2)
Class 1	(15,601,529)	(21,307,918)
Class 2	(46,034,000)	(98,146,365)
Class 4	920,381	11,072

Total capital share transactions	(60,715,148)	(119,443,211)

Net increase (decrease) in net assets	211,100,812	81,438,221
Net assets:
Beginning of year	1,511,182,340	1,429,744,119

End of year	$1,722,283,152	$1,511,182,340

Undistributed net investment income included in net assets:
End of year	$25,805,386	$25,224,971

The accompanying notes are an integral part of these financial statements.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Rising Dividends Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2010, 62.80% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Lending

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements or in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund.

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	257,133	$4,557,190	342,788	$4,710,091
Shares issued in reinvestment of distributions	150,879	2,516,672	170,689	2,324,786
Shares redeemed	(1,321,083)	(22,675,391)	(2,076,650)	(28,342,795)

Net increase (decrease)	(913,071)	$(15,601,529)	(1,563,173)	$(21,307,918)

Class 2 Shares:
Shares sold	5,148,488	$89,372,157	3,853,342	$52,313,933
Shares issued in reinvestment of distributions	1,383,124	22,710,892	1,352,276	18,134,021
Shares redeemed	(9,446,580)	(158,117,049)	(12,538,092)	(168,594,319)

Net increase (decrease)	(2,914,968)	$(46,034,000)	(7,332,474)	$(98,146,365)

Class 4 Shares:
Shares sold	55,672	$986,798	691	$11,072
Shares issued on reinvestment of distributions	317	5,273	—	—
Shares redeemed	(4,068)	(71,690)	—	—

Net increase (decrease)	51,921	$920,381	691	$11,072

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$136,099,518
2017	107,931,803

$244,031,321

During the year ended December 31, 2010, the Fund utilized $67,941,220 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$25,232,921	$20,458,861

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,219,167,339

Unrealized appreciation	$554,665,024
Unrealized depreciation	(51,156,769)

Net unrealized appreciation (depreciation)	$503,508,255

Distributable earnings–undistributed ordinary income	$25,805,386

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

FRD-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $132,832,648 and $219,068,160, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FRD-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

9. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,637,411,171	$—	$—	$1,637,411,171
Short Term Investments	84,758,643	505,780	—	85,264,423

Total Investments in Securities	$1,722,169,814	$505,780	$—	$1,722,675,594

aFor detailed industry descriptions, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FRD-21

Franklin Templeton Variable Insurance Products Trust

Franklin Rising Dividends Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

FRD-22

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Rising Dividends Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

FRD-23

FRANKLIN SMALL CAP VALUE SECURITIES FUND

We are pleased to bring you Franklin Small Cap Value Securities Fund’s annual report for the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+28.49%	+5.11%	+9.09%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small-capitalization companies. For this Fund, small-capitalization companies are those with market capitalization values not exceeding $3.5 billion at the time of purchase. The Fund invests generally in equity securities of companies that the manager believes are currently undervalued and have the potential for capital appreciation.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the Russell 2500 Value Index, which rose 24.82% for the same period.1 Please note the Fund employs a bottom-up stock selection process and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010’s first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter.

Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy’s advance. During the early part of the annual period, home prices rose in many regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak.

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to a then 17-month high of $87 in early April. But as doubts surfaced about the recovery’s sustainability, oil prices dipped to $66 in late May. Prices rebounded to $91 per barrel by the end of December 2010 largely due to accelerating global

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller company securities can increase the risk of greater price volatility, particularly over the short term. Smaller or relatively new or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.2 Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.2 Companies added jobs throughout period, and the unemployment rate fell from 10.0% in December 2009 to 9.4% at period-end.2 The decline was attributable in part to a shrinking labor force as some unemployed workers stopped looking for jobs.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. Overall, the blue-chip stocks of the Dow Jones Industrial Average rose 14.06%, the broader Standard & Poor’s 500 Index increased 15.06%, and the technology-heavy NASDAQ Composite Index appreciated 18.02%.1 During the period, growth stocks outperformed their value counterparts. Performance among the major sectors was positive, with consumer discretionary, industrials and materials making the largest gains, while health care and utilities had weaker results.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on

2. Source: Bureau of Labor Statistics.

FSV-3

the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential. These might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that may be potential turnaround candidates or takeover targets.

Manager’s Discussion

During the 12 months under review, all sectors represented in the Fund helped results, with the industrials and consumer discretionary sectors among the largest contributors to Fund performance.3 In the industrials sector, transportation equipment manufacturer Wabash National, industrial goods company Nordson, industrial machinery provider Gardner Denver and railroad car manufacturer Trinity Industries boosted returns. Automotive safety systems manufacturer Autoliv, automotive components supplier Gentex and automobile dealership operator Group 1 Automotive were among consumer discretionary holdings that benefited performance. The energy sector, where contract drilling services provider Rowan performed well, also helped results.4 Other contributors to performance included insurer Protective Life and basic chemicals company Westlake Chemical.

Detractors from performance included some holdings in the industrials sector such as building products manufacturer Gibraltar Industries and construction materials producer and contractor Granite Construction, a new holding. In the financials sector, insurance company American National Insurance and regional commercial banking services provider Chemical Financial hindered results.5 Other key detractors from performance included specialty retailer Christopher & Banks, oil tanker company Overseas Shipholding Group and electronics manufacturing service company Benchmark Electronics.

3. The industrials sector comprises aerospace and defense, airlines, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, professional services, road and rail, and trading companies and distributors in the SOI. The consumer discretionary sector comprises auto components; automobiles; diversified consumer services; household durables; leisure equipment and products; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

5. The financials sector comprises commercial banks, insurance, and thrifts and mortgage finance in the SOI.

FSV-4

In addition to purchasing shares of Granite Construction, the Fund initiated 12 positions during the period in what we considered attractively valued securities: comprehensive human resources provider Administaff, women’s apparel and accessories retailer Cato, burial casket provider Hillenbrand, specialty food manufacturer Lancaster Colony, electric utility company PNM Resources, plastic compounds and resins producer A. Schulman, food and beverage products manufacturer Sensient Technologies, property and casualty insurers HCC Insurance Holdings, The Hanover Insurance Group, Tower Group and Transatlantic Holdings, and biomedical testing systems and supplies manufacturer Beckman Coulter, which we sold near period-end as its shares appreciated sharply after takeover rumors emerged. We liquidated 12 other positions during the fiscal year: Airgas, Atmos Energy, Carbo Ceramics, Diebold, Gerdau Ameristeel, Gymboree, Kansas City Southern, OmniVision Technologies, Timberland Company, Zale, Zenith National Insurance, and Furiex Pharmaceuticals, which we received as a spin-off from Pharmaceutical Product Development.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund

12/31/10

Company Sector/Industry	% of Total Net Assets
Protective Life Corp.	2.0%
Insurance
Autoliv Inc. (Sweden)	2.0%
Automobiles & Components
Thor Industries Inc.	1.9%
Automobiles & Components
Rowan Cos. Inc.	1.7%
Energy
Tidewater Inc.	1.7%
Energy
Bristow Group Inc.	1.7%
Energy
Trinity Industries Inc.	1.6%
Machinery
Group 1 Automotive Inc.	1.6%
Retailing
Old Republic International Corp.	1.5%
Insurance
Mueller Industries Inc.	1.5%
Machinery

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 1

FSV-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,325.10	$3.99
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.47

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.68%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.00	$10.73	$17.38	$19.07	$17.02

Income from investment operations[a]:
Net investment income[b]	0.14	0.15	0.24	0.22	0.18
Net realized and unrealized gains (losses)	3.54	2.86	(5.44)	(0.44)	2.69

Total from investment operations	3.68	3.01	(5.20)	(0.22)	2.87

Less distributions from:
Net investment income	(0.13)	(0.22)	(0.23)	(0.17)	(0.16)
Net realized gains	—	(0.52)	(1.22)	(1.30)	(0.66)

Total distributions	(0.13)	(0.74)	(1.45)	(1.47)	(0.82)

Net asset value, end of year	$16.55	$13.00	$10.73	$17.38	$19.07

Total return[c]	28.49%	29.54%	(32.87)%	(2.14)%	17.30%
Ratios to average net assets
Expenses	0.67%	0.68% [d]	0.67% [d]	0.64% [d]	0.65% [d]
Net investment income	0.98%	1.29%	1.62%	1.13%	0.97%

Supplemental data
Net assets, end of year (000's)	$47,300	$42,428	$34,901	$57,045	$73,154
Portfolio turnover rate	15.92%	6.68%	16.98%	16.27%	16.43% [e]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.77	$10.55	$17.10	$18.79	$16.79

Income from investment operations[a]:
Net investment income[b]	0.10	0.12	0.20	0.17	0.13
Net realized and unrealized gains (losses)	3.48	2.81	(5.35)	(0.43)	2.65

Total from investment operations	3.58	2.93	(5.15)	(0.26)	2.78

Less distributions from:
Net investment income	(0.10)	(0.19)	(0.18)	(0.13)	(0.12)
Net realized gains	—	(0.52)	(1.22)	(1.30)	(0.66)

Total distributions	(0.10)	(0.71)	(1.40)	(1.43)	(0.78)

Net asset value, end of year	$16.25	$12.77	$10.55	$17.10	$18.79

Total return[c]	28.22%	29.16%	(33.02)%	(2.38)%	16.98%
Ratios to average net assets
Expenses	0.92%	0.93% [d]	0.92% [d]	0.89% [d]	0.90% [d]
Net investment income	0.73%	1.04%	1.37%	0.88%	0.72%

Supplemental data
Net assets, end of year (000's)	$1,362,292	$1,109,855	$784,773	$1,177,367	$1,240,892
Portfolio turnover rate	15.92%	6.68%	16.98%	16.27%	16.43% [e]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.92	$10.70	$16.42

Income from investment operations[b]:
Net investment income[c]	0.09	0.11	0.15
Net realized and unrealized gains (losses)	3.53	2.84	(4.42)

Total from investment operations	3.62	2.95	(4.27)

Less distributions from:
Net investment income	(0.10)	(0.21)	(0.23)
Net realized gains	—	(0.52)	(1.22)

Total distributions	(0.10)	(0.73)	(1.45)

Net asset value, end of year	$16.44	$12.92	$10.70

Total return[d]	28.14%	29.04%	(29.14)%
Ratios to average net assets[e]
Expenses	1.02%	1.03%[f]	1.02% [f]
Net investment income	0.63%	0.94%	1.27%

Supplemental data
Net assets, end of year (000's)	$39,075	$28,599	$14,850
Portfolio turnover rate	15.92%	6.68%	16.98%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks 95.3%
Aerospace & Defense 0.8%
[a]Ceradyne Inc.	349,000	$11,003,970

Automobiles & Components 5.9%
Autoliv Inc. (Sweden)	359,500	28,378,931
Drew Industries Inc.	90,700	2,060,704
Gentex Corp.	714,100	21,108,796
Thor Industries Inc.	800,000	27,168,000
[a]Winnebago Industries Inc.	485,000	7,372,000

		86,088,431

Banks 1.6%
Chemical Financial Corp.	405,554	8,983,021
Peoples Bancorp Inc.	158,000	2,472,700
[b]TrustCo Bank Corp. NY	1,889,400	11,978,796

		23,434,517

Building Products 5.2%
A.O. Smith Corp.	141,000	5,369,280
American Woodmark Corp.	421,800	10,350,972
Apogee Enterprises Inc.	864,000	11,638,080
[a]Gibraltar Industries Inc.	900,100	12,214,357
Simpson Manufacturing Co. Inc.	485,500	15,006,805
Universal Forest Products Inc.	517,500	20,130,750

		74,710,244

Commercial & Professional Services 2.6%
ABM Industries Inc.	712,000	18,725,600
Administaff Inc.	319,300	9,355,490
Mine Safety Appliances Co.	328,300	10,219,979

		38,301,069

Construction & Engineering 1.6%
[a]EMCOR Group Inc.	296,870	8,603,293
Granite Construction Inc.	553,000	15,168,790

		23,772,083

Consumer Durables & Apparel 4.6%
[a]Bassett Furniture Industries Inc.	172,854	725,987
Brunswick Corp.	550,000	10,307,000
D.R. Horton Inc.	496,700	5,925,631
Ethan Allen Interiors Inc.	159,000	3,181,590
Hooker Furniture Corp.	510,700	7,216,191
[a]La-Z-Boy Inc.	1,247,000	11,247,940
M.D.C. Holdings Inc.	240,700	6,924,939
[a]M/I Homes Inc.	500,000	7,690,000
[a]The Warnaco Group Inc.	243,000	13,382,010

		66,601,288

Consumer Services 1.4%
Hillenbrand Inc.	322,300	6,707,063
Regis Corp.	833,200	13,831,120

		20,538,183

Electrical Equipment 2.8%
Brady Corp., A	420,400	13,709,244

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Franklin Electric Co. Inc.	215,432	$8,384,613
[a]Powell Industries Inc.	145,000	4,767,600
Roper Industries Inc.	186,900	14,284,767

		41,146,224

Energy 12.3%
Arch Coal Inc.	111,500	3,909,190
[a]Atwood Oceanics Inc.	439,100	16,409,167
[a]Bristow Group Inc.	518,600	24,555,710
CONSOL Energy Inc.	79,700	3,884,578
[a]Global Industries Ltd.	1,575,600	10,918,908
[a]Helix Energy Solutions Group Inc.	832,000	10,100,480
[a]Oil States International Inc.	285,900	18,323,331
[b]Overseas Shipholding Group Inc.	298,000	10,555,160
Peabody Energy Corp.	103,200	6,602,736
[a]Rowan Cos. Inc.	710,000	24,786,100
Teekay Corp. (Canada)	245,431	8,118,857
Tidewater Inc.	457,000	24,604,880
[a]Unit Corp.	336,000	15,617,280

		178,386,377

Food & Staples Retailing 0.7%
Casey's General Stores Inc.	239,500	10,181,145

Food, Beverage & Tobacco 1.1%
Lancaster Colony Corp.	265,000	15,158,000

Health Care Equipment & Services 2.6%
STERIS Corp.	456,900	16,658,574
Teleflex Inc.	252,400	13,581,644
West Pharmaceutical Services Inc.	178,500	7,354,200

		37,594,418

Industrial Conglomerates 1.1%
Carlisle Cos. Inc.	400,100	15,899,974

Insurance 12.2%
American National Insurance Co.	79,000	6,763,980
Arthur J. Gallagher & Co.	168,200	4,891,256
Aspen Insurance Holdings Ltd.	550,100	15,743,862
Erie Indemnity Co., A	124,600	8,157,562
The Hanover Insurance Group Inc.	155,000	7,241,600
HCC Insurance Holdings Inc.	209,900	6,074,506
Montpelier Re Holdings Ltd. (Bermuda)	686,900	13,696,786
Old Republic International Corp.	1,583,400	21,581,742
Protective Life Corp.	1,110,000	29,570,400
RLI Corp.	150,000	7,885,500
StanCorp Financial Group Inc.	318,200	14,363,548
Tower Group Inc.	612,200	15,660,076
Transatlantic Holdings Inc.	183,200	9,456,784
Validus Holdings Ltd. (Bermuda)	488,295	14,946,710

		176,034,312

Machinery 12.9%
[a]Astec Industries Inc.	349,300	11,320,813
Briggs & Stratton Corp.	533,000	10,494,770
CIRCOR International Inc.	148,302	6,270,209

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Machinery (continued)
[a]CNH Global NV (Netherlands)	72,700	$3,470,698
Gardner Denver Inc.	285,700	19,661,874
Graco Inc.	430,000	16,963,500
Kennametal Inc.	455,000	17,954,300
Lincoln Electric Holdings Inc.	194,300	12,681,961
Mueller Industries Inc.	611,000	19,979,700
Nordson Corp.	203,500	18,697,580
Timken Co.	110,000	5,250,300
Trinity Industries Inc.	854,200	22,730,262
[a]Wabash National Corp.	923,300	10,941,105
Watts Water Technologies Inc., A	277,400	10,150,066

		186,567,138

Materials 7.8%
A. Schulman Inc.	33,300	762,237
AptarGroup Inc.	223,200	10,617,624
Cabot Corp.	364,600	13,727,190
Glatfelter	347,900	4,268,733
Reliance Steel & Aluminum Co.	418,700	21,395,570
RPM International Inc.	821,900	18,163,990
Sensient Technologies Corp.	230,000	8,447,900
Steel Dynamics Inc.	981,600	17,963,280
United States Steel Corp.	43,600	2,547,112
Westlake Chemical Corp.	332,900	14,471,163

		112,364,799

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
[a]Mettler-Toledo International Inc.	129,500	19,581,695
Pharmaceutical Product Development Inc.	521,800	14,161,652

		33,743,347

Retailing 6.9%
Brown Shoe Co. Inc.	794,000	11,060,420
The Cato Corp., A	52,200	1,430,802
Christopher & Banks Corp.	1,260,000	7,749,000
Fred's Inc.	818,300	11,259,808
Group 1 Automotive Inc.	538,700	22,496,112
J.C. Penney Co. Inc.	273,000	8,820,630
The Men's Wearhouse Inc.	592,917	14,811,067
[a]Pier 1 Imports Inc.	700,500	7,355,250
[a,b]Saks Inc.	532,548	5,698,263
[a]Tuesday Morning Corp.	507,900	2,681,712
[a]West Marine Inc.	678,900	7,182,762

		100,545,826

Semiconductors & Semiconductor Equipment 1.0%
Cohu Inc.	826,500	13,703,370

Technology Hardware & Equipment 2.4%
[a]Benchmark Electronics Inc.	1,132,000	20,557,120
[a]Rofin-Sinar Technologies Inc.	411,200	14,572,928

		35,130,048

Trading Companies & Distributors 0.5%
Applied Industrial Technologies Inc.	211,200	6,859,776

Transportation 2.2%
[a]Genesee & Wyoming Inc.	330,200	17,484,090
SkyWest Inc.	953,500	14,893,670

		32,377,760

FSV-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Utilities 2.8%
Energen Corp.	239,800	$11,572,748
NV Energy Inc.	1,284,200	18,043,010
PNM Resources Inc.	825,000	10,741,500

		40,357,258

Total Common Stocks (Cost $1,028,166,129)		1,380,499,557

	Principal Amount
Corporate Bonds (Cost $1,483,734) 0.1%
Machinery 0.1%
Mueller Industries Inc., 6.00%, 11/01/14	$1,494,000	1,488,398

Total Investments before Short Term Investments (Cost $1,029,649,863)		1,381,987,955

	Shares
Short Term Investments 5.6%
Money Market Funds (Cost $67,497,420) 4.7%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	67,497,420	67,497,420

[d]Investments from Cash Collateral Received for Loaned Securities 0.9%
Money Market Funds (Cost $2,536,889) 0.1%
[a]Bank of New York Institutional Cash Reserve Fund, Series B	2,536,889	2,029,511

	Principal Amount
[e]Repurchase Agreements 0.8%
Barclays Capital Inc., 0.20%, 1/03/11 (Maturity Value $2,433,041) Collateralized by U.S. Treasury Notes, 0.38% - 0.63%, 6/30/2012 - 9/30/12 (valued at $2,481,660)	$2,433,000	2,433,000
BNP Paribas Securities Corp., 0.17%, 1/03/11 (Maturity Value $2,498,035) Collateralized by U.S. Government Agency Securities, zero cpn. - 10.35%, 1/10/11 - 2/09/40; [f]U.S. Government Agency Discount Notes, 1/04/11 - 6/22/11 (valued at $2,547,960)	2,498,000	2,498,000
Deutsche Bank Securities Inc., 0.22%, 1/03/11 (Maturity Value $2,268,042) Collateralized by [f]U.S. Government Agency Discount Notes, 4/26/11 (valued at $2,313,360)	2,268,000	2,268,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.17%, 1/03/11 (Maturity Value $2,000,028) Collateralized by U.S. Government Agency Securities, 2.63% - 9.50%, 10/15/11 - 4/15/53 (valued at $2,040,000)	2,000,000	2,000,000
RBS Securities Inc., 0.25%, 1/03/11 (Maturity Value $2,057,043) Collateralized by U.S. Government Agency Securities, 0.55% - 5.95%, 1/20/11 - 6/07/27 (valued at $2,098,147)	2,057,000	2,057,000

Total Repurchase Agreements (Cost $11,256,000)		11,256,000

Total Investments from Cash Collateral Received for Loaned Securities (Cost $13,792,889)		13,285,511

Total Investments (Cost $1,110,940,172) 101.0%		1,462,770,886
Other Assets, less Liabilities (1.0)%		(14,104,253)

Net Assets 100.0%		$1,448,666,633

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2010. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eSee Note 1(b) regarding repurchase agreements.

fThe security is traded on a discount basis with no stated coupon rate.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,032,186,752
Cost - Sweep Money Fund (Note 7)	67,497,420
Cost - Repurchase agreements	11,256,000

Total cost of investments	$1,110,940,172

Value - Unaffiliated issuers	$1,384,017,466
Value - Sweep Money Fund (Note 7)	67,497,420
Value - Repurchase agreements	11,256,000

Total value of investments (includes securities loaned in the amount of $13,278,994)	1,462,770,886
Receivables:
Investment securities sold	516,929
Capital shares sold	875,080
Dividends and interest	857,608
Other assets	220

Total assets	1,465,020,723

Liabilities:
Payables:
Capital shares redeemed	984,851
Affiliates	1,288,699
Payable upon return of securities loaned	13,792,889
Accrued expenses and other liabilities	287,651

Total liabilities	16,354,090

Net assets, at value	$1,448,666,633

Net assets consist of:
Paid-in capital	$1,186,015,236
Undistributed net investment income	9,373,123
Net unrealized appreciation (depreciation)	351,830,714
Accumulated net realized gain (loss)	(98,552,440)

Net assets, at value	$1,448,666,633

The accompanying notes are an integral part of these financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2010

Franklin Small Cap Value Securities Fund
Class 1:
Net assets, at value	$47,300,420

Shares outstanding	2,857,185

Net asset value and maximum offering price per share	$16.55

Class 2:
Net assets, at value	$1,362,291,689

Shares outstanding	83,833,970

Net asset value and maximum offering price per share	$16.25

Class 4:
Net assets, at value	$39,074,524

Shares outstanding	2,376,588

Net asset value and maximum offering price per share	$16.44

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin Small Cap Value Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$20,676,872
Non-controlled affiliated issuers (Note 8)	166,530
Interest	91,929
Income from securities loaned	45,585

Total investment income	20,980,916

Expenses:
Management fees (Note 3a)	6,434,339
Administrative fees (Note 3b)	1,529,685
Distribution fees: (Note 3c)
Class 2	2,981,764
Class 4	113,385
Unaffiliated transfer agent fees	3,323
Custodian fees (Note 4)	19,083
Reports to shareholders	437,824
Registration and filing fees	2,057
Professional fees	47,159
Trustees' fees and expenses	4,612
Other	36,752

Total expenses	11,609,983

Net investment income	9,370,933

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(8,758,099)
Non-controlled affiliated issuers (Note 8)	(363,097)

Net realized gain (loss)	(9,121,196)

Net change in unrealized appreciation (depreciation) on investments	315,120,022

Net realized and unrealized gain (loss)	305,998,826

Net increase (decrease) in net assets resulting from operations	$315,369,759

The accompanying notes are an integral part of these financial statements.

FSV-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$9,370,933	$9,986,631
Net realized gain (loss) from investments	(9,121,196)	(86,881,008)
Net change in unrealized appreciation (depreciation) on investments	315,120,022	345,475,195

Net increase (decrease) in net assets resulting from operations	315,369,759	268,580,818

Distributions to shareholders from:
Net investment income:
Class 1	(391,013)	(665,043)
Class 2	(9,354,014)	(13,687,826)
Class 4	(225,374)	(385,972)
Net realized gains:
Class 1	—	(1,544,298)
Class 2	—	(37,694,393)
Class 4	—	(931,849)

Total distributions to shareholders	(9,970,401)	(54,909,381)

Capital share transactions: (Note 2)
Class 1	(5,400,815)	209,708
Class 2	(34,566,603)	123,378,715
Class 4	2,352,541	9,098,546

Total capital share transactions	(37,614,877)	132,686,969

Net increase (decrease) in net assets	267,784,481	346,358,406
Net assets:
Beginning of year	1,180,882,152	834,523,746

End of year	$1,448,666,633	$1,180,882,152

Undistributed net investment income included in net assets:
End of year	$9,373,123	$9,972,591

The accompanying notes are an integral part of these financial statements.

FSV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end had been entered into on December 31, 2010.

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Lending

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements or in a non-registered money fund, managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund.

d. Income Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund's application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FSV-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	487,990	$7,004,812	756,038	$8,112,443
Shares issued in reinvestment of distributions	28,110	391,013	206,867	2,209,341
Shares redeemed	(923,527)	(12,796,640)	(950,287)	(10,112,076)

Net increase (decrease)	(407,427)	$(5,400,815)	12,618	$209,708

Class 2 Shares:
Shares sold	16,505,195	$234,092,954	25,275,286	$260,568,778
Shares issued in reinvestment of distributions	684,273	9,354,014	4,888,889	51,382,219
Shares redeemed	(20,285,779)	(278,013,571)	(17,632,475)	(188,572,282)

Net increase (decrease)	(3,096,311)	$(34,566,603)	12,531,700	$123,378,715

Class 4 Shares:
Shares sold	706,330	$9,842,641	1,211,897	$12,938,698
Shares issued on reinvestment of distributions	16,284	225,374	123,855	1,317,821
Shares redeemed	(558,980)	(7,715,474)	(510,091)	(5,157,973)

Net increase (decrease)	163,634	$2,352,541	825,661	$9,098,546

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$76,440,230
2018	22,008,308

$98,448,538

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$9,970,401	$14,739,921
Long term capital gain	—	40,169,460

	$9,970,401	$54,909,381

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,111,031,929

Unrealized appreciation	$429,031,374
Unrealized depreciation	(77,292,417)

Net unrealized appreciation (depreciation)	$351,738,957

Distributable earnings – undistributed ordinary income	$9,360,980

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $191,569,719 and $227,668,824, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2010, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Hooker Furniture Corp.	555,100	—	44,400	510,700	—[a]	$166,530	$(363,097)

aAs of December 31,2010 no longer an affiliate.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]	$1,380,499,557	$—	$—	$1,380,499,557
Corporate Bonds	—	1,488,398	—	1,488,398
Short Term Investments	67,497,420	13,285,511	—	80,782,931

Total Investments in Securities	$1,447,996,977	$14,773,909	$—	$1,462,770,886

a For detailed industry descriptions, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

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Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Small Cap Value Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

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FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

We are pleased to bring you Franklin Small-Mid Cap Growth Securities Fund’s annual report for the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+27.94%	+5.23%	+2.39%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell Midcap® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small-Mid Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small-capitalization (small cap) and mid-capitalization (midcap) companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are companies within the market capitalization range of companies in the Russell Midcap Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably with its narrow benchmark, the Russell Midcap Growth Index, which delivered a +26.38% total return, and outperformed its broad benchmark, the S&P 500, which posted a +15.06% total return, for the same period.2

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010’s first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter.

Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy’s advance. During the early part of the annual period, home prices rose in many regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak.

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to a then 17-month high of $87 in early April. But as doubts surfaced about the recovery’s sustainability, oil prices dipped to $66 in late May. Prices rebounded to $91 per barrel

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Smaller or relatively new or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may have significant investments in particular sectors from time to time, such as technology, which has been among the market’s most volatile sectors and involves special risks. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.3 Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.3 Companies added jobs throughout the period, and the unemployment rate fell from 10.0% in December 2009 to 9.4% at period-end.3 The decline was attributable in part to a shrinking labor force as some unemployed workers stopped looking for jobs.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. Overall, the blue-chip stocks of the Dow Jones Industrial Average delivered a +14.06% total return, while the broader S&P 500 posted a +15.06% total return and the technology-heavy NASDAQ Composite Index produced a total return of +18.02%.2 During the period, growth stocks outperformed their value counterparts. Performance among the major sectors was positive, with consumer discretionary, industrials and materials making the largest gains, while health care and utilities had weaker results.

3. Source: Bureau of Labor Statistics.

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Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, stock selection in the energy sector, where our position in independent oil and gas company Concho Resources rose strongly in value, supported the Fund’s performance relative to the Russell Midcap Growth Index. Underweighting in the poor-performing utilities sector, particularly no exposure to electric utilities, helped relative results, as did stock selection and an underweighted allocation to the consumer staples sector. In addition, significant individual contributors came from the consumer discretionary sector, notably fast-food operator Chipotle Mexican Grill, automotive parts manufacturer BorgWarner and sporting goods and apparel maker Under Armour.4 Information technology holding Sybase,5 an enterprise software and services company, also boosted relative Fund performance, as SAP announced its intention to acquire Sybase in May.

In contrast, stock selection in the financials sector, where brokerage house Charles Schwab4,5 was an underperformer, detracted from the Fund’s relative performance. An underweighted position in the materials sector, more specifically stock selection in chemicals companies and no investments in metals and mining, also hurt relative Fund results. Stock selection in the health care sector, with weak returns from rural hospital operator Community Health Systems and health insurer

4. This holding is not an index component.

5. No longer held at period-end.

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund 12/31/10

Company Sector/Industry	% of Total Net Assets
SM Energy Co.	1.8%
Energy
Celanese Corp.	1.7%
Materials
SBA Communications Corp.	1.7%
Telecommunication Services
Citrix Systems Inc.	1.6%
Information Technology
Mettler-Toledo International Inc.	1.6%
Health Care
Cameron International Corp.	1.4%
Energy
Sensata Technologies Holding NV	1.4%
Information Technology
AMETEK Inc.	1.4%
Industrials
BorgWarner Inc.	1.4%
Consumer Discretionary
Trimble Navigation Ltd.	1.4%
Information Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Aetna,4,5 hindered relative performance. Outside of these sectors, major individual detractors included semiconductor company Silicon Laboratories, credit card company MasterCard4,5 and department store chain Kohl’s.4

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,316.50	$4.61
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$4.02

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.79%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.36	$12.06	$23.39	$22.51	$20.66

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	(0.10)[c]	0.01	(0.02)	—[d]
Net realized and unrealized gains (losses)	4.86	5.40	(8.98)	2.65	1.85

Total from investment operations	4.85	5.30	(8.97)	2.63	1.85

Less distributions from net realized gains	—	—	(2.36)	(1.75)	—

Net asset value, end of year	$22.21	$17.36	$12.06	$23.39	$22.51

Total return[e]	27.94%	43.95%	(42.34)%	11.51%	8.95%
Ratios to average net assets
Expenses	0.79%	0.80%[f]	0.76%[f]	0.74%[f]	0.76%[f]
Net investment income (loss)	(0.07)%	(0.72)%[c]	0.06%	(0.10)%	(0.02)%

Supplemental data
Net assets, end of year (000’s)	$89,826	$79,670	$63,531	$127,602	$135,402
Portfolio turnover rate	46.69%	63.93%	60.12%	66.94%	50.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.06) per share as a return of capital and capital gain adjustment to previously recorded dividends received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.22)%.

dAmount rounds to less than $0.01 per share.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.87	$11.75	$22.91	$22.13	$20.36

Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)	(0.13)[c]	(0.03)	(0.08)	(0.06)
Net realized and unrealized gains (losses)	4.73	5.25	(8.77)	2.61	1.83

Total from investment operations	4.67	5.12	(8.80)	2.53	1.77

Less distributions from net realized gains	—	—	(2.36)	(1.75)	—

Net asset value, end of year	$21.54	$16.87	$11.75	$22.91	$22.13

Total return[d]	27.68%	43.57%	(42.49)%	11.24%	8.69%
Ratios to average net assets
Expenses	1.04%	1.05%[e]	1.01%[e]	0.99%[e]	1.01%[e]
Net investment income (loss)	(0.32)%	(0.97)%[c]	(0.19)%	(0.35)%	(0.27)%

Supplemental data
Net assets, end of year (000’s)	$939,481	$813,480	$614,053	$1,217,177	$1,184,521
Portfolio turnover rate	46.69%	63.93%	60.12%	66.94%	50.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.06) per share as a return of capital and capital gain adjustment to previously recorded dividends received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.47)%.

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.24	$12.02	$20.60

Income from investment operations[b]:
Net investment income (loss)[c]	(0.07)	(0.15)[d]	0.02
Net realized and unrealized gains (losses)	4.81	5.37	(6.24)

Total from investment operations	4.74	5.22	(6.22)

Less distributions from net realized gains	—	—	(2.36)

Net asset value, end of year	$21.98	$17.24	$12.02

Total return[e]	27.49%	43.43%	(34.74)%
Ratios to average net assets[f]
Expenses	1.14%	1.15%[g]	1.11%[g]
Net investment income (loss)	(0.42)%	(1.07)%[d]	(0.29)%

Supplemental data
Net assets, end of year (000’s)	$15,413	$11,029	$3,538
Portfolio turnover rate	46.69%	63.93%	60.12%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.06) per share as a return of capital and capital gain adjustment to previously recorded dividends received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.57)%.

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 95.8%
Consumer Discretionary 19.5%
Advance Auto Parts Inc.	United States	101,000	$6,681,150
Autoliv Inc.	Sweden	50,000	3,947,000
[a,b]Blue Nile Inc.	United States	90,000	5,135,400
[a]BorgWarner Inc.	United States	200,000	14,472,000
[a]Buffalo Wild Wings Inc.	United States	145,000	6,358,250
[a]Chipotle Mexican Grill Inc.	United States	25,000	5,316,500
[a]Dick’s Sporting Goods Inc.	United States	215,000	8,062,500
[a]Discovery Communications Inc., A	United States	148,500	6,192,450
[a]Dollar General Corp.	United States	235,000	7,207,450
[a]DreamWorks Animation SKG Inc., A	United States	125,000	3,683,750
[a,b]E-Commerce China Dangdang Inc., ADR	China	15,600	422,292
Expedia Inc.	United States	250,000	6,272,500
Guess? Inc.	United States	250,000	11,830,000
Jarden Corp.	United States	262,400	8,100,288
Johnson Controls Inc.	United States	319,300	12,197,260
[a]Kohl’s Corp.	United States	217,800	11,835,252
Limited Brands Inc.	United States	260,000	7,989,800
[a]Peet’s Coffee & Tea Inc.	United States	136,500	5,697,510
Polo Ralph Lauren Corp.	United States	110,000	12,201,200
Starwood Hotels & Resorts Worldwide Inc.	United States	183,200	11,134,896
[a]Tenneco Inc.	United States	209,900	8,639,484
[a]Ulta Salon Cosmetics & Fragrance Inc.	United States	134,500	4,573,000
[a]Under Armour Inc., A	United States	115,000	6,306,600
[a]Urban Outfitters Inc.	United States	310,000	11,101,100
[a]WMS Industries Inc.	United States	168,300	7,613,892
Wolverine World Wide Inc.	United States	340,676	10,860,751

			203,832,275

Consumer Staples 2.1%
[a]Hansen Natural Corp.	United States	150,000	7,842,000
Mead Johnson Nutrition Co., A	United States	115,000	7,158,750
[a]TreeHouse Foods Inc.	United States	135,000	6,897,150

			21,897,900

Energy 6.7%
[a]Alpha Natural Resources Inc.	United States	150,000	9,004,500
[a]Cameron International Corp.	United States	296,900	15,061,737
[a]Concho Resources Inc.	United States	90,000	7,890,300
[a]FMC Technologies Inc.	United States	155,000	13,781,050
[a]Petrohawk Energy Corp.	United States	297,000	5,420,250
SM Energy Co.	United States	325,000	19,152,250

			70,310,087

Financials 6.9%
[a]Affiliated Managers Group Inc.	United States	100,000	9,922,000
[a]Capitol Federal Financial Inc.	United States	17,400	207,234
First Niagara Financial Group Inc.	United States	321,700	4,497,366
[a]IntercontinentalExchange Inc.	United States	44,600	5,314,090
Janus Capital Group Inc.	United States	346,500	4,494,105
Lazard Ltd., A	United States	287,800	11,365,222
[a]MSCI Inc., A	United States	135,000	5,259,600
Northern Trust Corp.	United States	104,000	5,762,640
[a]Signature Bank	United States	125,000	6,250,000
T. Rowe Price Group Inc.	United States	195,865	12,641,127
W. R. Berkley Corp.	United States	222,800	6,100,264

			71,813,648

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Health Care 12.7%
[a]Allscripts Healthcare Solutions Inc.	United States	286,900	$5,528,563
[a]ArQule Inc.	United States	414,300	2,431,941
C. R. Bard Inc.	United States	110,000	10,094,700
[a]Cerner Corp.	United States	75,000	7,105,500
[a]Community Health Systems Inc.	United States	340,100	12,709,537
[a]Coventry Health Care Inc.	United States	169,000	4,461,600
[a]DaVita Inc.	United States	116,300	8,081,687
[a]Dendreon Corp.	United States	100,000	3,492,000
[a]Edwards Lifesciences Corp.	United States	155,000	12,530,200
[a]HeartWare International Inc.	United States	38,000	3,327,660
[a]Human Genome Sciences Inc.	United States	225,000	5,375,250
[a]Intuitive Surgical Inc.	United States	10,000	2,577,500
[a]Mettler-Toledo International Inc.	United States	108,900	16,466,769
Pharmaceutical Product Development Inc.	United States	257,400	6,985,836
[a]Salix Pharmaceuticals Ltd.	United States	130,000	6,104,800
[a]Savient Pharmaceuticals Inc.	United States	158,400	1,764,576
[a]Stereotaxis Inc.	United States	657,000	2,516,310
[a]Thoratec Corp.	United States	75,000	2,124,000
[a]Varian Medical Systems Inc.	United States	100,000	6,928,000
[a]Waters Corp.	United States	150,000	11,656,500

			132,262,929

Industrials 13.1%
Allegiant Travel Co.	United States	107,900	5,312,996
AMETEK Inc.	United States	375,000	14,718,750
C.H. Robinson Worldwide Inc.	United States	65,000	5,212,350
Cooper Industries PLC, A	United States	88,866	5,179,999
Cummins Inc.	United States	120,000	13,201,200
[a]Esterline Technologies Corp.	United States	40,557	2,781,805
Expeditors International of Washington Inc.	United States	88,400	4,826,640
Fastenal Co.	United States	50,000	2,995,500
Flowserve Corp.	United States	70,000	8,345,400
Fluor Corp.	United States	94,100	6,235,066
Gardner Denver Inc.	United States	125,000	8,602,500
Heico Corp.	United States	50,000	2,551,500
J.B. Hunt Transport Services Inc.	United States	129,400	5,280,814
Joy Global Inc.	United States	100,000	8,675,000
[a]Kansas City Southern	United States	75,000	3,589,500
Knight Transportation Inc.	United States	200,000	3,800,000
Marten Transport Ltd.	United States	100,000	2,138,000
Robert Half International Inc.	United States	237,600	7,270,560
Rockwell Automation Inc.	United States	75,000	5,378,250
Rockwell Collins Inc.	United States	160,000	9,321,600
Roper Industries Inc.	United States	75,000	5,732,250
Ryanair Holdings PLC, ADR	Ireland	185,000	5,690,600

			136,840,280

Information Technology 29.4%
Activision Blizzard Inc.	United States	627,700	7,808,588
[a]Alliance Data Systems Corp.	United States	151,700	10,775,251
Analog Devices Inc.	United States	290,000	10,924,300
[a]ANSYS Inc.	United States	203,600	10,601,452
[a]Atheros Communications Inc.	United States	325,000	11,674,000
Avago Technologies Ltd.	Singapore	200,000	5,694,000

FSC-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Information Technology (continued)
[a]Bottomline Technologies Inc.	United States	58,347	$1,266,713
[a]ChinaCache International Holdings Ltd., ADR	China	9,600	199,680
[a]Citrix Systems Inc.	United States	250,000	17,102,500
[a]Cree Inc.	United States	94,900	6,252,961
[a]F5 Networks Inc.	United States	60,000	7,809,600
FactSet Research Systems Inc.	United States	125,100	11,729,376
[a,b]First Solar Inc.	United States	71,300	9,278,982
[a]Fleetcor Technologies Inc.	United States	52,300	1,617,116
[a]FLIR Systems Inc.	United States	270,000	8,032,500
Global Payments Inc.	United States	240,000	11,090,400
[a]GSI Commerce Inc.	United States	260,000	6,032,000
[a]Hittite Microwave Corp.	United States	167,500	10,224,200
[a]Informatica Corp.	United States	75,000	3,302,250
[a]Juniper Networks Inc.	United States	260,000	9,599,200
[a]Lam Research Corp.	United States	178,200	9,227,196
[a]NetApp Inc.	United States	130,000	7,144,800
[a]Netlogic Microsystems Inc.	United States	260,000	8,166,600
[a]Nuance Communications Inc.	United States	765,000	13,907,700
[a]NXP Semiconductors NV	Netherlands	293,300	6,138,769
[a]Polycom Inc.	United States	175,000	6,821,500
[a]Red Hat Inc.	United States	275,000	12,553,750
[a]SemiLEDs Corp.	Taiwan	22,600	656,530
[a]Sensata Technologies Holding NV	United States	500,000	15,055,000
[a]Silicon Laboratories Inc.	United States	300,000	13,806,000
[a]Smart Technologies Inc., A	Canada	570,600	5,386,464
[a]Taleo Corp., A	United States	180,000	4,977,000
[a]Trimble Navigation Ltd.	United States	358,900	14,330,877
[a]Varian Semiconductor Equipment Associates Inc.	United States	250,000	9,242,500
[a]ViaSat Inc.	United States	104,100	4,623,081
Xerox Corp.	United States	329,531	3,796,197
Xilinx Inc.	United States	335,000	9,708,300
[a]Youku.com Inc., ADR	China	7,500	262,575

			306,819,908

Materials 3.3%
Celanese Corp., A	United States	440,000	18,114,800
Ecolab Inc.	United States	135,000	6,806,700
The Scotts Miracle-Gro Co., A	United States	143,800	7,300,726
[a]STR Holdings Inc.	United States	128,800	2,576,000

			34,798,226

Telecommunication Services 1.7%
[a]SBA Communications Corp.	United States	420,700	17,223,458

Utilities 0.4%
[a]Calpine Corp.	United States	350,000	4,669,000

Total Common Stocks (Cost $690,667,533)			1,000,467,711

FSC-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Country	Shares	Value
Short Term Investments 5.8%
Money Market Funds (Cost $46,615,901) 4.5%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	46,615,901	$46,615,901

		Principal Amount
[d]Investments from Cash Collateral Received for Loaned Securities 1.3%
[e]Repurchase Agreements 1.3%
Barclays Capital Inc., 0.20%, 1/03/11 (Maturity Value $2,637,044) Collateralized by U.S. Treasury Notes, 0.38% - 0.63%, 6/30/12 - 9/30/12 (valued at $2,689,740)	United States	$2,637,000	2,637,000
BNP Paribas Securities Corp., 0.17%, 1/03/11 (Maturity Value $3,747,053) Collateralized by U.S. Government Agency Securities, 0.23% - 10.35%, 1/10/11 - 6/11/38; [f]U.S. Government Agency Discount Notes, 1/04/11 - 2/09/40 (valued at $3,821,940)	United States	3,747,000	3,747,000
Deutsche Bank Securities Inc., 0.22%, 1/03/11 (Maturity Value $3,000,055) Collateralized by [f]U.S. Government Agency Discount Notes, 4/26/11 (valued at $3,060,000)	United States	3,000,000	3,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.17%, 1/03/11 (Maturity Value $2,543,036) Collateralized by U.S. Government Agency Securities, 2.63% - 9.50%, 10/15/11 - 4/15/53 (valued at $2,593,860)	United States	2,543,000	2,543,000
RBS Securities Inc., 0.25%, 1/03/11 (Maturity Value $2,000,042) Collateralized by U.S. Government Agency Securities, 0.55% - 5.95%, 1/20/11 - 6/07/27 (valued at $2,040,007)	United States	2,000,000	2,000,000

Total Repurchase Agreements (Cost $13,927,000)			13,927,000

Total Investments (Cost $751,210,434) 101.6%			1,061,010,612
Other Assets, less Liabilities (1.6)%			(16,290,073)

Net Assets 100.0%			$1,044,720,539

See Abbreviations on page FSC-24.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2010. See Note 1(d).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(d) regarding securities on loan.

eSee Note 1(c) regarding repurchase agreements.

fThe security is traded on a discount basis with no stated coupon rate.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$704,594,533
Cost - Sweep Money Fund (Note 7)	46,615,901

Total cost of investments	$751,210,434

Value - Unaffiliated issuers	$1,014,394,711
Value - Sweep Money Fund (Note 7)	46,615,901

Total value of investments (includes securities loaned in the amount of $13,478,516)	1,061,010,612
Receivables:
Investment securities sold	187,102
Capital shares sold	287,656
Dividends and interest	306,062
Other assets	161,625

Total assets	1,061,953,057

Liabilities:
Payables:
Investment securities purchased	860,057
Capital shares redeemed	1,136,513
Affiliates	1,024,367
Payable upon return of securities loaned	13,927,000
Accrued expenses and other liabilities	284,581

Total liabilities	17,232,518

Net assets, at value	$1,044,720,539

Net assets consist of:
Paid-in capital	$773,985,883
Net unrealized appreciation (depreciation)	309,800,178
Accumulated net realized gain (loss)	(39,065,522)

Net assets, at value	$1,044,720,539

The accompanying notes are an integral part of these financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2010

Franklin Small-Mid Cap Growth Securities Fund
Class 1:
Net assets, at value	$89,826,487

Shares outstanding	4,043,544

Net asset value and maximum offering price per share	$22.21

Class 2:
Net assets, at value	$939,481,024

Shares outstanding	43,625,403

Net asset value and maximum offering price per share	$21.54

Class 4:
Net assets, at value	$15,413,028

Shares outstanding	701,209

Net asset value and maximum offering price per share	$21.98

The accompanying notes are an integral part of these financial statements.

FSC-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends	$6,526,624
Interest	20,816
Income from securities loaned	51,649

Total investment income	6,599,089

Expenses:
Management fees (Note 3a)	4,540,681
Administrative fees (Note 3b)	2,272,237
Distribution fees: (Note 3c)
Class 2	2,039,281
Class 4	40,207
Unaffiliated transfer agent fees	2,244
Custodian fees (Note 4)	11,817
Reports to shareholders	292,725
Professional fees	44,068
Trustees’ fees and expenses	3,986
Other	31,944

Total expenses	9,279,190

Net investment income (loss)	(2,680,101)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	110,749,832
Foreign currency transactions	(4,210)

Net realized gain (loss)	110,745,622

Net change in unrealized appreciation (depreciation) on investments	119,428,953

Net realized and unrealized gain (loss)	230,174,575

Net increase (decrease) in net assets resulting from operations	$227,494,474

The accompanying notes are an integral part of these financial statements.

FSC-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(2,680,101)	$(7,248,055)
Net realized gain (loss) from investments and foreign currency transactions	110,745,622	(15,270,498)
Net change in unrealized appreciation (depreciation) on investments	119,428,953	304,247,899

Net increase (decrease) in net assets resulting from operations	227,494,474	281,729,346

Capital share transactions: (Note 2)
Class 1	(10,074,842)	(9,085,824)
Class 2	(78,124,046)	(54,143,599)
Class 4	1,246,003	4,556,653

Total capital share transactions	(86,952,885)	(58,672,770)

Net increase (decrease) in net assets	140,541,589	223,056,576
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	904,178,950	681,122,374

End of year	$1,044,720,539	$904,178,950

The accompanying notes are an integral part of these financial statements.

FSC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small-Mid Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

FSC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end had been entered into on December 31, 2010.

d. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the

FSC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Income Taxes (continued)

technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	293,329	$5,660,759	360,719	$4,738,225
Shares redeemed	(838,792)	(15,735,601)	(1,039,202)	(13,824,049)

Net increase (decrease)	(545,463)	$(10,074,842)	(678,483)	$(9,085,824)

Class 2 Shares:
Shares sold	4,961,508	$92,319,522	5,849,260	$79,159,779
Shares redeemed	(9,551,006)	(170,443,568)	(9,890,944)	(133,303,378)

Net increase (decrease)	(4,589,498)	$(78,124,046)	(4,041,684)	$(54,143,599)

Class 4 Shares:
Shares sold	320,420	$6,087,006	430,752	$5,835,810
Shares redeemed	(258,807)	(4,841,003)	(85,450)	(1,279,157)

Net increase (decrease)	61,613	$1,246,003	345,302	$4,556,653

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the Fund had tax basis capital losses of $38,029,637 expiring in 2017. During the year ended December 31, 2010, the Fund utilized $111,761,533 of capital loss carryforwards.

At December 31, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$752,245,931

Unrealized appreciation	$313,779,857
Unrealized depreciation	(5,015,176)

Net unrealized appreciation (depreciation)	$308,764,681

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $410,743,241 and $519,901,620, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,000,467,711	$—	$—	$1,000,467,711
Short Term Investments	46,615,901	13,927,000	—	60,542,901

Total Investments in Securities	$1,047,083,612	$13,927,000	$—	$1,061,010,612

a For detailed industry descriptions, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depository Receipt

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Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Cap Growth Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

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FRANKLIN STRATEGIC INCOME SECURITIES FUND

We are pleased to bring you Franklin Strategic Income Securities Fund’s annual report for the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+11.21%	+7.53%	+7.84%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Barclays Capital (BC) U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: © 2011 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund normally invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the BC U.S. Aggregate Index’s +6.54% total return, and performed comparably to the Lipper Multi-Sector Income Funds Classification Average’s +10.83% total return.1

Economic and Market Overview

The U.S. economy expanded unevenly during the 12-month reporting period. The nation’s economic activity as measured by gross domestic product registered annualized growth rates of 3.7%, 1.7%, 2.6% and an estimated 3.2% in the first, second, third and fourth quarters of 2010, respectively. In the fourth quarter, rising exports, shrinking imports and greater consumer and business spending supported growth. The job market remained sluggish, however, and the unemployment rate was 9.4% in December.2 Challenges to sustained economic recovery include elevated debt concerns and a struggling housing sector.

Crude oil prices began the reporting period at $79 per barrel, but abruptly fell in May when a European debt crisis threatened the global recovery. After a brief rally, prices retreated again in August due to slumping stock prices, reduced demand and abundant inventory levels. Prices quickly recovered after receiving a boost from the falling U.S. dollar and positive economic data and reached a 12-month high of $91 in late December. The pace of inflation slowed during the year, and December’s inflation rate was an annualized 1.5%.2 Similarly, core inflation, which excludes food and energy costs, slowed to a 0.8% annualized rate.2

Early in the year, economic improvement and benign inflation trends prompted Federal Reserve Board (Fed) policymakers to maintain record-low interest rates within a 0% to 0.25% range and discontinue certain stimulus plans. In June, the Fed offered a more restrained view of the economy largely because of developments in Europe and signs

1. Sources: © 2011 Morningstar; Lipper Inc. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Bank loans and loan participations involve credit, interest rate and illiquidity risks. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Mortgage- and asset-backed securities are subject to prepayment and extension risks. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. The Fund may also use certain derivative instruments, which may be volatile and illiquid, may give rise to leverage and may involve a small investment relative to the risk assumed. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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the U.S. economic expansion lacked momentum. Consumer confidence tumbled due to disappointing employment numbers, a plunge in home sales spurred by the expiration of a homebuyer tax credit, and fears of a renewed economic slowdown. On several occasions, the Fed reiterated it would maintain the federal funds target rate within a range of 0% to 0.25% for an extended period. In November, concerned about the slowing pace of recovery as well as inflation, which had dipped to a level below its mandate to foster maximum employment and price stability, the Fed said it intended to buy $600 billion of government debt in an effort to correct these conditions.

Investor concerns about weak economic data and the potential spillover effects of the European debt crisis led to market volatility. At times, wary investors favored short-term Treasuries, and Treasury yields dipped to very low levels during the year. Late in the year, encouraging corporate earnings reports, the prospect of Fed intervention and extension of Bush-era tax cuts boosted investor confidence and fueled an equity market rally, which dampened Treasury prices. For the 12 months under review, however, Treasury prices rose and yields declined, reflecting general investor uncertainty. The two-year Treasury bill yield decreased from 1.14% to 0.61% over the 12-month period, while the 10-year Treasury note yield fell from 3.85% to 3.30%.

The global recovery strengthened, albeit at an uneven pace. Emerging market economies generally enjoyed solid growth as they were less exposed than developed markets to many of the causes of the financial crisis, particularly an overreliance on leverage. Many developing economies returned to trend growth levels, particularly in Asia, prompting some officials there to tighten fiscal and monetary policies. In contrast, the G-3 (U.S., eurozone and Japan) continued to struggle with recoveries that were not as robust as in previous episodes. Labor markets remained weak, and concerns regarding public sector balances led to periods of volatility during the year. For example, although 2010’s first quarter was broadly positive for most risk assets and currencies, concerns regarding the Greek government’s ability to meet its financing needs, combined with heightened geopolitical tensions in the Korean Peninsula and fears of a hard landing in China, contributed to a less favorable second quarter. The second half of the year followed broadly similar trends because the third quarter was favorable for risk assets following strong support for Greece from the European Union and International Monetary Fund. However, renewed concerns in the eurozone, this time centered on Ireland, led to more market volatility in

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Portfolio Breakdown

Franklin Strategic Income Securities Fund

Based on Total Net Assets

	12/31/10
High Yield Corporate Bonds & Preferred Securities	29.6%
International Government & Agency Bonds (non-$US)	21.9%
Floating Rate Bank Loans	15.7%
Investment Grade Corporate Bonds & Preferred Securities	7.1%
Mortgage-Backed Securities	6.9%
Municipal Bonds	5.8%
Commercial Mortgage-Backed Securities	3.6%
International Government & Agency Bonds ($US)	3.2%
Asset-Backed Securities	1.9%
U.S. Treasury Securities	1.3%
Equities	0.2%
Convertible Securities	0.0%	*
Short-Term Investments & Other Net Assets**	2.8%

*Rounds to less than 0.1% of total net assets.

**Includes unrealized gains/losses on forward currency contracts. Does not include short-term foreign government securities.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

the fourth quarter. In addition, after reaching the lowest levels of the year early in the fourth quarter in anticipation of the Fed’s announcing its second quantitative easing program, U.S. Treasury yields rose meaningfully near period-end, which created problems for many traditional fixed income investors.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

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Manager’s Discussion

During the fiscal year’s first half, concerns surrounding the financial and economic stresses emanating from Greece and other parts of Europe led to heightened financial market risk aversion. Partly as a result, long-term U.S. interest rates declined, equity markets fell, and performance lagged for many of the fixed income market’s spread sectors. However, by late summer 2010, financial markets began to ignore concerns regarding Europe and focus instead on healthy global economic growth, some signs of U.S. economic improvement, and another round of expected quantitative easing from the U.S. Fed. Moreover, in a low short-term interest rate environment, investors exhibited significant demand for higher yielding investments, which supported performance for several fixed income sectors. Although toward year-end concerns regarding the European region reemerged, led by an Irish banking system crisis, such fears largely remained in Europe, allowing U.S. equity markets to move higher along with an upward movement in longer term interest rates.

In this environment, Franklin Strategic Income Securities Fund outperformed its benchmark index, the BC U.S. Aggregate Index, and performed in line with its peers as measured by the Lipper Multi-Sector Income Funds Classification Average. Given the rise in U.S. interest rates toward period-end, the Fund’s lower weighting in longer duration U.S. interest rate-sensitive fixed income sectors (Treasuries and agency bonds) positively impacted performance compared to the benchmark index. The Fund’s exposure to noninvestment-grade credit (high yield corporate bonds and leveraged loans) delivered strong performance over the year. Although high yield corporate bonds represented the Fund’s largest sector weighting and provided some of the highest total returns for the year, a lower weighting versus those of certain peer funds constrained performance versus the Lipper average. Certain of the Fund’s non-U.S. dollar holdings provided positive returns due to currency appreciation relative to the U.S. dollar. However, the Fund’s lower weighting in emerging market, hard-currency sovereign bonds relative to certain of its peers limited the relative benefit of holding such securities.

During the year, U.S. Treasuries posted positive results, above their coupon income, but lagged many other fixed income sectors. Considering their shorter duration, agency mortgage-backed securities (MBS) generally lagged the overall Treasury market; however, relative to Treasuries of comparable duration, they outperformed. Although the

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Fund added to its agency MBS exposure in 2010, it still maintained relatively low exposure to U.S. government and agency debt largely due to the historically low yields offered by these instruments and the market’s longer term concerns surrounding the country’s deficit funding needs, as well as an improved U.S. economic outlook. The commercial mortgage-backed securities (CMBS) sector was one of the fixed income market’s best performing during the year. The outlook for commercial property remained weak, with a potential for high delinquency rates; however, the security backing many of the Fund’s CMBS holdings generally supported pricing for these securities. The Fund pared its CMBS exposure during the period given the strong price rebound that certain securities experienced over the past two years. The Fund added to its municipal bond positions, with a focus on certain Build America Bonds (BAB), which generally provide a higher level of income to investors than traditional tax-free municipal bonds. With the discontinuance of the BAB program expected for 2011, a lack of future BAB issuance led to better relative performance for such securities near period-end.

Despite some weakness during the period’s first half, investment-grade and noninvestment-grade corporate markets posted healthy performance for the overall period. Fundamentally, quarterly corporate earnings generally exceeded expectations, driven by cost controls, some top-line revenue growth, and healthy gains for international companies from their emerging market operations. In this environment, the noninvestment-grade default rate dropped dramatically over the course of the year, ending 2010 well below its longer term average. We maintained significant exposure to the corporate credit market. However, we continued to take some gains in investment-grade corporate bonds, while adding exposure to noninvestment-grade bank loans and maintaining a large weighting in high yield corporate bonds, which we believe could benefit from an improvement in fundamental credit trends. Even with higher prices in these sectors, the Fund maintained significant exposure at period-end given valuations that we believed still offered good long-term value considering an outlook for better credit fundamentals.

With the U.S. dollar weaker against a trade-weighted basket of foreign currencies during the period, the Fund generally benefited from its non-U.S. dollar positions. The Fund’s long positions in Asian foreign currency bonds and forward currency exchange contracts helped results, with currencies from countries such as South Korea, Malaysia and Australia appreciating versus the U.S. dollar. However, the Fund’s short position in the Japanese yen, through the use of forward contracts,

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hindered performance given the yen’s strength relative to the U.S. dollar. Although currencies from certain non-eurozone European countries, such as Sweden, Norway and Poland, had mixed performances versus the U.S. dollar, the Fund’s proxy hedge short position in the euro, through the use of forward contracts, helped results given the euro’s relative weakness. Similar to other spread sectors, the Fund’s hard-currency, U.S. dollar-denominated emerging market allocation performed well during the fiscal year largely due to a healthy fundamental growth outlook for many developing markets. However, the Fund’s sector weighting was relatively small, considering yield spread valuations, so the positive impact on overall Fund returns was limited.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,070.90	$3.13
Hypothetical (5% return before expenses)	$1,000	$1,022.18	$3.06

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.60%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.28	$10.58	$12.78	$12.73	$12.43

Income from investment operations[a]:
Net investment income[b]	0.72	0.70	0.69	0.73	0.69
Net realized and unrealized gains (losses)	0.61	1.95	(1.99)	0.04	0.32

Total from investment operations	1.33	2.65	(1.30)	0.77	1.01

Less distributions from:
Net investment income and net foreign currency gains	(0.62)	(0.95)	(0.87)	(0.68)	(0.63)
Net realized gains	—	—	(0.03)	(0.04)	(0.08)

Total distributions	(0.62)	(0.95)	(0.90)	(0.72)	(0.71)

Net asset value, end of year	$12.99	$12.28	$10.58	$12.78	$12.73

Total return[c]	11.21%	26.11%	(11.03)%	6.20%	8.51%
Ratios to average net assets
Expenses[d]	0.59%	0.58%	0.61%	0.62%	0.62%
Net investment income	5.71%	6.13%	5.83%	5.72%	5.51%

Supplemental data
Net assets, end of year (000’s)	$1,195,149	$1,173,313	$903,358	$1,086,850	$902,071
Portfolio turnover rate	56.46%	56.19%	47.68%	46.88%	47.88%
Portfolio turnover rate excluding mortgage dollar rolls[e]	56.46%	56.19%	47.68%	46.43%	44.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(f) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.05	$10.41	$12.60	$12.56	$12.27

Income from investment operations[a]:
Net investment income[b]	0.68	0.66	0.65	0.69	0.65
Net realized and unrealized gains (losses)	0.59	1.91	(1.96)	0.05	0.31

Total from investment operations	1.27	2.57	(1.31)	0.74	0.96

Less distributions from:
Net investment income and net foreign currency gains	(0.60)	(0.93)	(0.85)	(0.66)	(0.59)
Net realized gains	—	—	(0.03)	(0.04)	(0.08)

Total distributions	(0.60)	(0.93)	(0.88)	(0.70)	(0.67)

Net asset value, end of year	$12.72	$12.05	$10.41	$12.60	$12.56

Total return[c]	10.91%	25.75%	(11.24)%	5.91%	8.24%
Ratios to average net assets
Expenses[d]	0.84%	0.83%	0.86%	0.87%	0.87%
Net investment income	5.46%	5.88%	5.58%	5.47%	5.26%

Supplemental data
Net assets, end of year (000’s)	$101,347	$68,240	$33,155	$24,613	$11,753
Portfolio turnover rate	56.46%	56.19%	47.68%	46.88%	47.88%
Portfolio turnover rate excluding mortgage dollar rolls[e]	56.46%	56.19%	47.68%	46.43%	44.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(f) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.20	$10.54	$12.84

Income from investment operations[b]:
Net investment income[c]	0.67	0.66	0.53
Net realized and unrealized gains (losses)	0.60	1.94	(1.93)

Total from investment operations	1.27	2.60	(1.40)

Less distributions from:
Net investment income and net foreign currency gains	(0.59)	(0.94)	(0.87)
Net realized gains	—	—	(0.03)

Total distributions	(0.59)	(0.94)	(0.90)

Net asset value, end of year	$12.88	$12.20	$10.54

Total return[d]	10.88%	25.52%	(11.69)%
Ratios to average net assets[e]
Expenses[f]	0.94%	0.93%	0.96%
Net investment income	5.36%	5.78%	5.48%

Supplemental data
Net assets, end of year (000’s)	$188,178	$162,074	$59,766
Portfolio turnover rate	56.46%	56.19%	47.68%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin Strategic Income Securities Fund	Country	Shares		Value
Common Stocks 0.2%
Consumer Durables & Apparel 0.0%
[a,b]Comfort Co. Inc.	United States	6,137		$—

Consumer Services 0.1%
[a,c,d],eTurtle Bay Resort	United States	1,901,449		1,901,449

Media 0.1%
[a]Charter Communications Inc., A	United States	7,456		290,337
[a]Dex One Corp.	United States	40,000		298,400

				588,737

Total Common Stocks (Cost $3,539,029)				2,490,186

Convertible Preferred Stocks (Cost $2,200,000) 0.0%†
Banks 0.0%†
[a]Fannie Mae, 8.75%, cvt. pfd.	United States	44,000		26,400

Preferred Stocks 0.1%
Banks 0.0%†
[a]Freddie Mac, 8.375%, pfd., Z	United States	70,000		44,030

Diversified Financials 0.1%
[f]GMAC Inc., 7.00%, pfd., 144A, 7.00%	United States	804		759,906

Total Preferred Stocks (Cost $2,035,420)				803,936

		Principal Amount*
Corporate Bonds 36.6%
Automobiles & Components 1.1%
[f]Conti-Gummi Finance BV, senior secured note, 144A,
8.50%, 7/15/15	Germany	1,500,000	EUR	2,182,205
7.50%, 9/15/17	Germany	1,000,000	EUR	1,386,243
Ford Motor Credit Co. LLC, senior note,
7.50%, 8/01/12	United States	1,500,000		1,590,000
7.00%, 4/15/15	United States	2,000,000		2,151,212
6.625%, 8/15/17	United States	1,000,000		1,052,396
8.125%, 1/15/20	United States	1,200,000		1,398,395
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	3,100,000		3,224,000
[f]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	2,900,000		3,146,500

				16,130,951

Banks 2.1%
BB&T Capital Trust IV, junior sub. bond, 6.82%, 6/12/77	United States	3,000,000		2,997,968
[f,g]BNP Paribas, 144A, 7.195% to 6/25/37, FRN thereafter, Perpetual	France	2,100,000		2,026,500
HSBC USA Inc., sub. note, 5.00%, 9/27/20	United States	4,500,000		4,364,145
[f]Lloyds TSB Bank PLC,
144A, 5.80%, 1/13/20	United Kingdom	3,500,000		3,447,825
senior sub. note, 144A, 6.50%, 9/14/20	United Kingdom	1,000,000		920,390
Regions Bank, sub. note, 7.50%, 5/15/18	United States	100,000		103,145
Regions Financial Corp., senior note,
7.75%, 11/10/14	United States	3,500,000		3,643,010
5.75%, 6/15/15	United States	300,000		293,909
Royal Bank of Scotland Group PLC, senior note, 6.40%, 10/21/19	United Kingdom	4,000,000		4,028,600
UBS AG Stamford, senior note, 5.875%, 12/20/17	United States	3,000,000		3,304,224
Wells Fargo & Co., senior note, 5.625%, 12/11/17	United States	1,500,000		1,663,180
[g]Wells Fargo Capital XIII, pfd., 7.70% to 3/26/13, FRN thereafter, Perpetual	United States	2,000,000		2,077,500

FSI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Banks (continued)
[g]Wells Fargo Capital XV, pfd., 9.75% to 9/26/13, FRN thereafter, Perpetual	United States	2,300,000		$2,570,250

				31,440,646

Capital Goods 1.3%
[f]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	3,100,000		2,953,711
Arvinmeritor Inc., senior note, 10.625%, 3/15/18	United States	3,000,000		3,375,000
Case New Holland Inc., senior note, 7.75%, 9/01/13	United States	500,000		540,000
The Manitowoc Co. Inc., senior note,
9.50%, 2/15/18	United States	3,400,000		3,740,000
8.50%, 11/01/20	United States	300,000		320,250
[f]Pinafore LLC/Inc., senior secured note, 144A, 9.00%, 10/01/18	United States	700,000		759,500
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	3,800,000		4,056,500
RSC Equipment Rental Inc. and RSC Holdings III LLC, senior note, 9.50%, 12/01/14	United States	2,400,000		2,532,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	900,000		920,250

				19,197,211

Commercial & Professional Services 0.2%
[h]Diversey Holdings Inc., senior note, PIK, 10.50%, 5/15/20	United States	2,400,000		2,658,000
[f]Interactive Data Corp., senior note, 144A, 10.25%, 8/01/18	United States	700,000		770,000

				3,428,000

Consumer Durables & Apparel 0.7%
Jarden Corp., senior sub. note, 7.50%,
5/01/17	United States	3,400,000		3,599,750
1/15/20	United States	500,000		517,500
KB Home, senior note,
6.25%, 6/15/15	United States	2,900,000		2,885,500
7.25%, 6/15/18	United States	500,000		477,500
[f]M/I Homes Inc., senior note, 144A, 8.625%, 11/15/18	United States	2,300,000		2,331,625

				9,811,875

Consumer Services 3.0%
[f]Cirsa Funding Luxembourg SA, senior note, 144A, 8.75%, 5/15/18	Spain	900,000	EUR	1,237,084
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	3,300,000		3,671,250
[f]ClubCorp Club Operations Inc., senior note, 144A, 10.00%, 12/01/18	United States	2,500,000		2,387,500
[f]Codere Finance SA, senior note, 144A, 8.25%, 6/15/15	Spain	1,500,000	EUR	2,005,998
[f,i]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	2,500,000		21,250
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	6,000,000		6,780,000
[f]Marina District Finance Co. Inc., senior secured note, 144A,
9.50%, 10/15/15	United States	500,000		493,750
9.875%, 8/15/18	United States	400,000		396,000
MGM Resorts International, senior note, 6.625%, 7/15/15	United States	6,000,000		5,527,500
Norwegian Cruise Line Ltd., senior secured note, 11.75%, 11/15/16	United States	3,000,000		3,485,625
Pinnacle Entertainment Inc., senior note, 8.625%, 8/01/17	United States	2,400,000		2,628,000
senior sub. note, 7.50%, 6/15/15	United States	1,000,000		1,007,500
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	3,300,000		3,514,500
[f]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	2,200,000		1,529,000
Starwood Hotels & Resorts Worldwide Inc., senior note,
6.75%, 5/15/18	United States	2,000,000		2,200,000
7.15%, 12/01/19	United States	500,000		555,000
[i]Station Casinos Inc., senior note, 6.00%, 4/01/12	United States	500,000		50

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Services (continued)
[i]Station Casinos Inc., (continued) senior note, 7.75%, 8/15/16	United States	1,000,000		$100
senior sub. note, 6.50%, 2/01/14	United States	300,000		30
senior sub. note, 6.875%, 3/01/16	United States	1,000,000		100
Universal City Development, senior note, 8.875%, 11/15/15	United States	2,200,000		2,348,500
senior sub. note, 10.875%, 11/15/16	United States	400,000		439,000
[f]Visant Corp., senior note, 144A, 10.00%, 10/01/17	United States	3,800,000		4,047,000

				44,274,737

Diversified Financials 4.7%
[f]Ally Financial Inc., senior bond, 144A, 7.50%, 9/15/20	United States	500,000		526,875
Bank of America Corp., [g]pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000		5,045,250
senior note, 5.65%, 5/01/18	United States	1,500,000		1,534,941
Capital One Capital VI, pfd., junior sub. bond, 8.875%, 5/15/40	United States	3,000,000		3,146,250
CIT Group Inc., senior secured sub. bond, 7.00%, 5/01/17	United States	4,500,000		4,522,500
Citigroup Inc., senior note, 6.125%, 11/21/17	United States	1,500,000		1,646,153
senior note, 5.375%, 8/09/20	United States	1,500,000		1,561,428
sub. note, 5.00%, 9/15/14	United States	3,000,000		3,106,038
The Export-Import Bank of Korea, senior note, 8.125%, 1/21/14	South Korea	2,770,000		3,173,002
General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	United States	64,000,000	MXN	4,739,060
GMAC Inc., senior note, 7.25%, 3/02/11	United States	1,000,000		1,010,000
senior note, 6.875%, 9/15/11	United States	1,400,000		1,443,750
senior note, 6.875%, 8/28/12	United States	2,000,000		2,100,000
sub. note, 8.00%, 12/31/18	United States	1,000,000		1,067,500
The Goldman Sachs Group Inc., senior bond, 5.375%, 3/15/20	United States	4,500,000		4,658,539
International Lease Finance Corp.,
senior note, 8.25%, 12/15/20	United States	900,000		928,125
[f]senior secured note, 144A, 6.75%, 9/01/16	United States	4,000,000		4,290,000
JPMorgan Chase & Co., 6.00%, 1/15/18	United States	1,500,000		1,677,547
[g]junior sub. note, 1, 7.90% to 4/30/18, FRN thereafter, Perpetual	United States	1,800,000		1,919,828
senior note, 4.25%, 10/15/20	United States	1,000,000		978,581
JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37	United States	4,000,000		4,006,581
[f]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	4,000,000		3,990,048
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	3,000,000		3,176,106
Moody’s Corp., senior note, 5.50%, 9/01/20	United States	3,500,000		3,464,125
Morgan Stanley, senior note, 6.00%, 4/28/15	United States	4,000,000		4,336,140
5.50%, 7/24/20	United States	500,000		506,069
[f]TransUnion LLC/TransUnion Corp., senior note, 144A, 11.375%, 6/15/18	United States	1,000,000		1,145,000

				69,699,436

Energy 6.7%
Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19	United States	3,000,000		3,669,210
Antero Resources Finance, senior note, 9.375%, 12/01/17	United States	3,000,000		3,153,750
Berry Petroleum Co., senior note, 10.25%, 6/01/14	United States	2,200,000		2,535,500
6.75%, 11/01/20	United States	300,000		302,250
[f]Carrizo Oil & Gas Inc., senior note, 144A, 8.625%, 10/15/18	United States	1,000,000		1,035,000
[f]Chaparral Energy Inc., senior note, 144A, 9.875%, 10/01/20	United States	2,400,000		2,538,000
[f]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	4,400,000		4,576,000

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Chesapeake Energy Corp., senior note, 7.625%, 7/15/13	United States	700,000	$762,125
7.25%, 12/15/18	United States	300,000	311,625
6.625%, 8/15/20	United States	3,300,000	3,267,000
Compagnie Generale de Geophysique-Veritas, senior note, 7.50%, 5/15/15	France	2,300,000	2,351,750
9.50%, 5/15/16	France	100,000	109,500
7.75%, 5/15/17	France	1,800,000	1,854,000
[f]Consol Energy Inc., senior note, 144A, 8.00%, 4/01/17	United States	1,800,000	1,926,000
8.25%, 4/01/20	United States	800,000	868,000
Copano Energy LLC, senior note, 8.125%, 3/01/16	United States	3,500,000	3,622,500
7.75%, 6/01/18	United States	200,000	205,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	3,500,000	3,766,875
El Paso Corp., senior note, 7.00%, 6/15/17	United States	1,000,000	1,060,315
[f]144A, 6.50%, 9/15/20	United States	2,300,000	2,323,000
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	2,500,000	2,587,500
[f]Energy XXI Gulf Coast Inc., senior note, 144A, 9.25%, 12/15/17	United States	3,500,000	3,648,750
[j]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	2,000,000	2,077,864
[f]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	4,000,000	3,864,581
[f]Gaz Capital SA, senior note, 144A, 5.092%, 11/29/15	Russia	2,240,000	2,303,582
General Maritime Corp., senior note, 12.00%, 11/15/17	United States	800,000	776,000
Holly Corp., senior note, 9.875%, 6/15/17	United States	1,900,000	2,080,500
[f]Linn Energy Corp., senior note, 144A, 8.625%, 4/15/20	United States	3,000,000	3,247,500
7.75%, 2/01/21	United States	1,000,000	1,030,000
MarkWest Energy Partners LP/Finance Corp., senior note, 6.75%, 11/01/20	United States	2,500,000	2,512,500
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	2,300,000	2,380,500
[f]OPTI Canada Inc., senior secured note, 144A, 9.00%, 12/15/12	Canada	1,000,000	1,007,500
9.75%, 8/15/13	Canada	1,200,000	1,206,000
Peabody Energy Corp., senior note, 7.375%, 11/01/16	United States	500,000	557,500
6.50%, 9/15/20	United States	2,500,000	2,681,250
Petrohawk Energy Corp., senior note, 10.50%, 8/01/14	United States	3,300,000	3,774,375
7.25%, 8/15/18	United States	200,000	203,000
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	Venezuela	6,625,000	6,320,754
[f]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	2,100,000	1,942,500
Plains Exploration & Production Co., senior note, 7.75%, 6/15/15	United States	500,000	523,750
10.00%, 3/01/16	United States	500,000	561,250
7.625%, 6/01/18	United States	3,200,000	3,372,000
Pride International Inc., senior note, 6.875%, 8/15/20	United States	500,000	521,250
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	3,500,000	3,648,750
11.75%, 1/01/16	United States	100,000	117,000
9.125%, 8/15/19	United States	300,000	330,750

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Energy (continued)
SandRidge Energy Inc., senior note, 8.75%, 1/15/20	United States	500,000		$516,250
[f]144A, 8.00%, 6/01/18	United States	3,500,000		3,570,000
[f]Vantage Drilling Co., senior secured note, 144A, 11.50%, 8/01/15	United States	1,800,000		1,962,000

				99,562,556

Food & Staples Retailing 0.3%
Rite Aid Corp., senior secured note, 9.75%, 6/12/16	United States	2,700,000		2,986,875
8.00%, 8/15/20	United States	1,000,000		1,046,250

				4,033,125

Food, Beverage & Tobacco 1.0%
[f]Campofrio Food Group SA, senior note, 144A, 8.25%, 10/31/16	Spain	1,600,000	EUR	2,209,952
[f]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	United States	2,100,000		2,241,750
Cott Beverages Inc., senior note, 8.375%, 11/15/17	United States	1,500,000		1,627,500
[f]Dean Foods Co., senior note, 144A, 9.75%, 12/15/18	United States	2,100,000		2,126,250
JBS USA LLC, senior note, 11.625%, 5/01/14	United States	3,000,000		3,517,500
Pinnacle Foods Finance LLC, senior note, 9.25%, 4/01/15	United States	3,000,000		3,138,750

				14,861,702

Health Care Equipment & Services 2.0%
Boston Scientific Corp., senior note, 6.00%, 1/15/20	United States	4,000,000		4,176,856
Coventry Health Care Inc., senior note, 6.30%, 8/15/14	United States	1,000,000		1,056,785
5.95%, 3/15/17	United States	2,000,000		2,035,980
DaVita Inc., senior note, 6.375%, 11/01/18	United States	1,000,000		997,500
6.625%, 11/01/20	United States	800,000		794,000
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	2,500,000		2,662,500
[f]Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15	Germany	1,000,000		1,150,000
HCA Inc., senior note, 6.50%, 2/15/16	United States	800,000		786,000
senior secured bond, 7.25%, 9/15/20	United States	300,000		315,000
senior secured note, 9.125%, 11/15/14	United States	4,000,000		4,205,000
[k]senior secured note, PIK, 9.625%, 11/15/16	United States	2,000,000		2,147,500
Tenet Healthcare Corp., senior secured note, 9.00%, 5/01/15	United States	1,150,000		1,282,250
10.00%, 5/01/18	United States	1,700,000		1,989,000
[k]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	3,000,000		3,135,000
Vanguard Health Holding Co. II LLC, senior note, 8.00%, 2/01/18	United States	3,000,000		3,090,000

				29,823,371

Insurance 0.3%
Aflac Inc., senior note, 6.45%, 8/15/40	United States	2,200,000		2,260,713
[j]MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66	United States	2,000,000		1,911,349

				4,172,062

Materials 2.5%
fArdagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Ireland	700,000		731,500
senior secured note, 144A, 7.375%, 10/15/17	Ireland	300,000		312,000
[f]Atkore International Inc., senior secured note, 144A, 9.875%, 1/01/18	United States	1,200,000		1,254,000

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Materials (continued)
Ball Corp., senior note, 7.125%, 9/01/16	United States	500,000		$541,250
7.375%, 9/01/19	United States	500,000		540,000
[f]Building Materials Corp. of America, senior note, 144A, 6.875%, 8/15/18	United States	2,000,000		1,990,000
7.50%, 3/15/20	United States	1,300,000		1,329,250
[f]FMG Finance Pty. Ltd., senior note, 144A, 7.00%, 11/01/15	Australia	1,200,000		1,227,000
[f]FMG Resources Aug 2006, senior note, 144A, 6.875%, 2/01/18	Australia	2,000,000		2,000,000
Huntsman International LLC, senior note, 5.50%, 6/30/16	United States	200,000		194,500
[f]senior sub. note, 144A, 8.625%, 3/15/21	United States	500,000		542,500
[f]Ineos Finance PLC, senior secured note, 144A, 9.25%, 5/15/15	United Kingdom	100,000	EUR	143,132
[f]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	3,500,000		3,351,250
[f]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	2,900,000	EUR	4,257,724
[f]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	3,400,000		3,604,000
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	4,000,000		3,780,000
[f]Novelis Inc., senior note, 144A, 8.75%, 12/15/20	India	1,600,000		1,668,000
[f]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A, 8.50%, 5/15/18	United States	4,000,000		4,040,000
9.00%, 4/15/19	United States	300,000		312,375
Solo Cup Co., senior secured note, 10.50%, 11/01/13	United States	500,000		525,000
senior sub. note, 8.50%, 2/15/14	United States	2,300,000		2,081,500
[f]TPC Group LLC, senior secured note, 144A, 8.25%, 10/01/17	United States	1,200,000		1,260,000
[f]Xstrata Finance Canada Ltd., 144A, 5.80%, 11/15/16	United Kingdom	1,500,000		1,647,466

				37,332,447

Media 3.4%
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	500,000		546,875
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	3,713,498		4,446,914
CCO Holdings LLC, senior note, 8.125%, 4/30/20	United States	900,000		951,750
Clear Channel Worldwide Holdings Inc., senior note, A, 9.25%, 12/15/17	United States	400,000		437,000
B, 9.25%, 12/15/17	United States	1,600,000		1,760,000
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	2,100,000		2,289,000
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 4.60%, 2/15/21	United States	4,500,000		4,450,356
EchoStar DBS Corp., senior note, 7.75%, 5/31/15	United States	1,500,000		1,601,250
7.125%, 2/01/16	United States	4,000,000		4,150,000
Lamar Media Corp., senior note, 9.75%, 4/01/14	United States	300,000		346,500
senior sub. note, 7.875%, 4/15/18	United States	1,300,000		1,387,750
senior sub. note, B, 6.625%, 8/15/15	United States	400,000		408,000
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	2,000,000		2,112,500
[f]Myriad International Holding BV, senior note, 144A, 6.375%, 7/28/17	South Africa	1,700,000		1,800,184
[f,k]Radio One Inc., senior sub. note, 144A, PIK, 15.00%, 5/24/16	United States	2,661,911		2,624,327
[f]Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	2,600,000	EUR	2,930,342
Time Warner Inc., 7.625%, 4/15/31	United States	3,200,000		3,901,098
6.10%, 7/15/40	United States	1,000,000		1,052,961
[f]Univision Communications Inc., senior secured note, 144A, 7.875%, 11/01/20	United States	2,000,000		2,110,000
[f]UPC Germany GmbH, senior secured note, 144A, 9.625%, 12/01/19	Germany	700,000	EUR	1,027,726

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Media (continued)
[f]UPC Holding BV, senior note, 144A, 9.875%, 4/15/18	Netherlands	1,200,000		$1,320,000
Virgin Media Secured Finance, senior secured note, 6.50%, 1/15/18	United Kingdom	1,800,000		1,903,500
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	3,500,000		3,771,250
[f]Ziggo Bond Co., senior bond, 144A, 8.00%, 5/15/18	Netherlands	2,500,000	EUR	3,458,641

				50,787,924

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
[f]Endo Pharmaceuticals Holdings Inc., senior note, 144A, 7.00%, 12/15/20	United States	900,000		922,500
[f]Mylan Inc., senior note, 144A, 6.00%, 11/15/18	United States	600,000		591,000
7.875%, 7/15/20	United States	3,500,000		3,788,750

				5,302,250

Real Estate 0.5%
Digital Realty Trust LP, 5.875%, 2/01/20	United States	3,000,000		3,057,393
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	3,100,000		2,914,000
Simon Property Group LP, senior note, 4.375%, 3/01/21	United States	2,000,000		1,980,480

				7,951,873

Retailing 0.7%
Dollar General Corp., senior note, 10.625%, 7/15/15	United States	2,000,000		2,185,000
[f,j]Edcon Proprietary Ltd., senior secured note, 144A, FRN, 4.276%, 6/15/14	South Africa	3,500,000	EUR	3,979,807
[f]Michaels Stores Inc., senior note, 144A, 7.75%, 11/01/18	United States	3,100,000		3,107,750
[f]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	1,200,000		1,270,500

				10,543,057

Semiconductors & Semiconductor Equipment 0.4%
Advanced Micro Devices Inc., senior note, 8.125%, 12/15/17	United States	800,000		852,000
[f]144A, 7.75%, 8/01/20	United States	400,000		417,000
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	2,000,000		2,100,000
10.125%, 12/15/16	United States	100,000		105,750
[f]144A, 10.75%, 8/01/20	United States	2,000,000		2,195,000
[f]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	900,000		1,004,063

				6,673,813

Software & Services 0.4%
[f]Sitel LLC, senior note, 144A, 11.50%, 4/01/18	United States	3,000,000		2,490,000
SunGard Data Systems Inc., [f]senior note, 144A, 7.625%, 11/15/20	United States	2,500,000		2,543,750
senior sub. note, 10.25%, 8/15/15	United States	800,000		843,000

				5,876,750

Technology Hardware & Equipment 0.3%
Sanmina-SCI Corp., [f,j]senior note, 144A, FRN, 3.052%, 6/15/14	United States	500,000		475,000
senior sub. note, 6.75%, 3/01/13	United States	2,300,000		2,305,750
senior sub. note, 8.125%, 3/01/16	United States	1,000,000		1,015,000
ViaSat Inc., senior note, 8.875%, 9/15/16	United States	700,000		749,000

				4,544,750

Telecommunication Services 2.4%
[f]Cricket Communications Inc., senior note, 144A, 7.75%, 10/15/20	United States	4,000,000		3,820,000
Crown Castle International Corp., senior bond, 7.125%, 11/01/19	United States	200,000		212,500

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services 2.4%
Crown Castle International Corp., (continued) senior note, 9.00%, 1/15/15	United States	3,000,000		$3,322,500
[f]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	3,700,000		3,755,500
8.25%, 9/01/17	Jamaica	300,000		309,000
Frontier Communications Corp., senior note, 8.25%, 4/15/17	United States	600,000		661,500
8.50%, 4/15/20	United States	2,000,000		2,195,000
8.75%, 4/15/22	United States	1,400,000		1,533,000
[f]Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	1,700,000		1,768,000
Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16	Luxembourg	3,000,000		3,247,500
Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%, 1/15/13	Luxembourg	3,500,000		3,521,875
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	2,000,000		2,085,000
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	4,000,000		4,310,000
[f]Sunrise Communications Holdings, senior note, 144A, 8.50%, 12/31/18	Luxembourg	600,000	EUR	843,585
[f]West Corp., senior note, 144A, 7.875%, 1/15/19	United States	2,600,000		2,652,000
[f,k]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	535,729	EUR	775,628

				35,012,588

Transportation 0.3%
[f]Ceva Group PLC, senior secured note, 144A, 11.625%, 10/01/16	United Kingdom	200,000		217,678
8.375%, 12/01/17	United Kingdom	500,000		504,687
11.50%, 4/01/18	United Kingdom	2,900,000		3,166,812

				3,889,177

Utilities 2.0%
Ameren Corp., senior note, 8.875%, 5/15/14	United States	1,600,000		1,801,594
[f]Calpine Corp., senior secured note, 144A, 7.875%, 7/31/20	United States	1,100,000		1,119,250
7.50%, 2/15/21	United States	2,500,000		2,475,000
CenterPoint Energy Inc., senior note, 6.125%, 11/01/17	United States	1,500,000		1,676,426
6.50%, 5/01/18	United States	1,000,000		1,115,062
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	2,500,000		2,953,030
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	3,000,000		2,257,500
[f]Infinis PLC, senior note, 144A, 9.125%, 12/15/14	United Kingdom	600,000	GBP	987,965
[f]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	4,000,000		4,260,000
[f]Kinder Morgan Finance Co. ULC, secured senior note, 144A, 6.00%, 1/15/18	United States	2,100,000		2,073,750
NRG Energy Inc., senior note, 7.25%, 2/01/14	United States	200,000		204,500
7.375%, 2/01/16	United States	4,500,000		4,623,750
[f]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 15.00%, 4/01/21	United States	2,130,000		1,927,650
Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	United States	3,000,000		1,672,500

				29,147,977

Total Corporate Bonds (Cost $514,465,058)				543,498,278

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[j,l]Senior Floating Rate Interests 15.7%
Automobiles & Components 0.6%
Federal-Mogul Corp., Term Loan B, 2.198% - 2.208%, 12/27/14	United States	6,835,703	$6,392,606
Term Loan C, 2.198% - 2.208%, 12/27/15	United States	1,742,379	1,629,436
Key Safety Systems Inc., Term Loan B, 2.518% - 2.521%, 3/10/14	United States	1,612,974	1,508,131

			9,530,173

Capital Goods 0.8%
Pinafore LLC/Inc., Term Loan B, 6.25%, 9/21/16	United States	2,549,280	2,588,203
RBS Global Inc. (Rexnord), Incremental Tranche B-2, 2.563%, 7/22/13	United States	2,308,822	2,257,836
Tranche B-1 Term B Loan, 2.813%, 7/22/13	United States	4,561,406	4,502,966
Transdigm Inc., Term Loan, 5.00%, 12/06/16	United States	2,258,123	2,284,234

			11,633,239

Commercial & Professional Services 0.7%
ARAMARK Corp., Extended Synthetic L/C, 3.361%, 7/26/16	United States	161,807	161,919
Synthetic L/C, 1.986%, 1/26/14	United States	130,799	129,947
Term Loan B, 2.178%, 1/26/14	United States	1,623,664	1,613,080
Term Loan B Extended, 3.553%, 7/26/16	United States	2,460,379	2,462,086
Diversey Inc., Tranche B Dollar Term Loan, 5.25%, 11/24/15	United States	1,982,771	2,001,360
[i,k]EnviroSolutions Inc., Initial Term Loan, PIK, 4.75%, 7/07/12	United States	1,627,616	1,180,022
[m]Interactive Data Corp., Term Loan B, 6.75%, 1/29/17	United States	2,427,489	2,465,409

			10,013,823

Consumer Durables & Apparel 0.3%
Jarden Corp., Term Loan B4, 3.553%, 1/26/15	United States	2,004,753	2,020,416
Term Loan B5, 3.553%, 1/25/15	United States	1,121,154	1,129,914
[b,k]Sleep Innovations Inc., Term Loan, PIK, 11.50%, 3/05/15	United States	833,328	835,411

			3,985,741

Consumer Services 2.3%
Burger King Holdings Inc., Tranche B Term Loan, 6.25%, 10/19/16	United States	5,648,197	5,737,461
CCM Merger Inc. (MotorCity Casino), Term Loan B, 8.50%, 7/13/12	United States	3,503,794	3,514,015
[m]DineEquity Inc., Term Facility, 6.00%, 10/19/17	United States	2,406,138	2,447,855
Education Management LLC, Tranche C-2 Term Loan 4.313%, 6/01/16	United States	5,083,713	4,970,387
[m]Penn National Gaming Inc., Term Loan B, 2.01% - 2.04%, 10/03/12	United States	4,134,506	4,125,894
[e]Turtle Bay Holdings LLC, Term Loan A, 10.375%, 3/01/13	United States	1,912,047	1,883,367
[k]Term Loan B, PIK, 3.125%, 2/09/15	United States	3,928,305	3,339,059
[m]Visant Corp. (Jostens), Tranche B Term Loan, 7.00%, 12/22/16	United States	8,135,534	8,238,074

			34,256,112

Diversified Financials 0.5%
MSCI Inc., Term Loan, 4.75%, 6/01/16	United States	2,136,470	2,154,497
TransUnion LLC, Term Loan B, 6.75%, 6/15/17	United States	5,776,495	5,867,475

			8,021,972

Food & Staples Retailing 0.5%
SUPERVALU Inc., Term Loan B, 1.538%, 6/02/12	United States	1,553,304	1,534,590
[m]Term Loan B-2, 3.038%, 10/05/15	United States	5,641,599	5,582,012

			7,116,602

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Senior Floating Rate Interests (continued)
Food, Beverage & Tobacco 0.3%
Dean Foods Co., 2016 Tranche B TL, 3.31%, 4/02/16	United States	2,657,337	$2,594,225
Michael Foods Group Inc., Term Loan B, 6.25% - 6.75%, 6/29/16	United States	1,649,306	1,675,420

			4,269,645

Health Care Equipment & Services 1.9%
[m]Bausch & Lomb Inc., Delayed Draw Term Loan, 5.5%, 4/28/15	United States	129,743	129,477
Parent Term Loan, 5.5%, 4/28/15	United States	534,352	532,681
Carestream Health Inc., Second Lien Term Loan, 5.511%, 10/30/13	United States	404,040	397,306
Community Health Systems Inc., Delayed Draw Term Loan, 2.544%, 7/25/14	United States	299,087	292,115
Term Loan, 2.544%, 7/25/14	United States	5,817,144	5,681,535
[m]DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16	United States	3,748,885	3,789,388
HCA Inc., Term Loan A-1, 1.553%, 11/19/12	United States	1,279,280	1,262,290
Term Loan B-1, 2.553%, 11/18/13	United States	2,479,660	2,458,583
[l]Tranche B-2 Term Loan, 3.553%, 3/31/17	United States	5,031,995	5,030,948
[m]Universal Health Services Inc., Tranche B Term Loan, 5.50%, 11/15/16	United States	8,709,461	8,837,708

			28,412,031

Materials 1.9%
Anchor Glass Container Corp., Second Lien Term Loan, 10.00%, 9/02/16	United States	5,813,900	5,792,098
Celanese U.S. Holdings LLC, [m]Dollar Term Loan, 3.75%, 4/02/14	United States	928,571	928,829
Term Loan C, 3.29%, 10/31/16	United States	1,791,928	1,804,248
Consolidated Container Co. LLC, Second-Lien Term Loan, 5.75%, 9/28/14	United States	1,933,702	1,633,978
Georgia-Pacific LLC, Term Loan B, 2.302% - 2.303%, 12/20/12	United States	1,297,512	1,298,471
Term Loan C, 3.552% - 3.553%, 12/23/14	United States	2,554,662	2,568,434
Nalco Co., Term Loan B-1, 4.50%, 10/05/17	United States	4,364,420	4,409,155
Term Loan C-1, 2.016% - 2.036%, 5/13/16	United States	592,323	592,076
[m]Reynolds Group Holdings Inc., U.S. Tranche D Term Loan, 6.50%, 5/05/16	United States	2,369,149	2,395,465
Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14	United States	6,823,637	6,876,234

			28,298,988

Media 2.9%
Cinemark USA Inc., Extended Term Loan, 3.52% - 3.56%, 4/30/16	United States	2,501,494	2,517,911
CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2, 2.01% - 4.00%, 3/29/16	United States	8,733,395	8,787,979
[m]Intelsat Jackson Holdings SA, Tranche B Term Loan, 6.00%, 4/02/18	Luxembourg	8,178,733	8,269,255
[i]Metro-Goldwyn-Mayer Inc., Term Loan B, 20.5%, 4/08/12	United States	13,312,357	5,914,760
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	7,835,011	6,212,044
Regal Cinemas Corp., Term Loan, 3.803%, 11/17/16	United States	2,376,079	2,390,324
Univision Communications Inc., Extended First Lien Term Loan, 4.511%, 3/31/17	United States	7,160,303	6,820,189
UPC Financing Partnership, Term Loan T, 4.251%, 12/31/16	Netherlands	2,892,130	2,869,716

			43,782,178

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Mylan Inc., Term Loan B, 3.563%, 10/02/14	United States	741,001	744,356
WC Luxco S.A.R.L., Term B-3 Loan, 6.50%, 2/20/16	Luxembourg	4,452,056	4,500,387

			5,244,743

FSI-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Senior Floating Rate Interests (continued)
Retailing 0.1%
Dollar General Corp., Tranche B-1 Term Loan, 3.011% - 3.038%, 7/07/14	United States	2,203,266		$2,207,518

Software & Services 0.8%
Fidelity National Information Services Inc., Term Loan B, 5.25%, 7/18/16	United States	2,279,525		2,311,097
First Data Corp., Term Loan B-1, 3.011%, 9/24/14	United States	4,163,462		3,847,626
Term Loan B-2, 3.011%, 9/24/14	United States	1,323,258		1,222,878
Term Loan B-3, 3.011%, 9/24/14	United States	1,323,258		1,224,473
SunGard Data Systems Inc., Tranche B U.S. Term Loan, 3.907% - 3.911%, 2/28/16	United States	2,129,645		2,117,001
Vertafore Inc., 2nd Lien Term Loan, 9.75%, 10/27/17	United States	1,832,000		1,851,465

				12,574,540

Technology Hardware & Equipment 0.2%
Flextronics International USA Inc., A Closing Date Loan, 2.508% - 2.511%, 10/01/14	United States	1,117,637		1,104,784
A-1-A Delayed Draw Term Loan, 2.511%, 10/01/14	United States	105,081		103,872
A-1-B Delayed Draw Term Loan, 2.511%, 10/01/14	United States	572,253		565,672
A-3 Delayed Draw Term Loan, 2.508%, 10/01/14	United States	800,403		790,398

				2,564,726

Telecommunication Services 0.7%
Intelsat Corp. (PanAmSat), Incremental B-2-A, 2.79%, 1/03/14	United States	250,515		250,515
Incremental B-2-B, 2.79%, 1/03/14	United States	250,437		250,437
Incremental B-2-C, 2.79%, 1/03/14	United States	250,437		250,437
Tranche B-2-A, 2.79%, 1/03/14	United States	2,607,177		2,607,177
Tranche B-2-B, 2.79%, 1/03/14	United States	2,606,372		2,606,372
Tranche B-2-C, 2.79%, 1/03/14	United States	2,606,371		2,606,371
Windstream Corp., Tranche B-2 Term Loan, 3.04%, 12/17/15	United States	2,192,661		2,206,365

				10,777,674

Utilities 0.8%
NRG Energy Inc., Credit Link, 2.053%, 2/01/13	United States	2,088,740		2,079,788
Term Loan, 2.011% - 2.053%, 2/01/13	United States	2,145,877		2,136,680
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.764%, 10/10/14	United States	9,103,585		7,051,655

				11,268,123

Total Senior Floating Rate Interests (Cost $229,336,247)				233,957,828

Foreign Government and Agency Securities 22.3%
[f]Arab Republic of Egypt, 144A, 5.75%, 4/29/20	Egypt	2,500,000		2,600,000
[j,n]Government of Argentina, senior bond, FRN, 0.677%, 8/03/12	Argentina	35,000,000		8,384,250
Government of Australia, TB123, 5.75%, 4/15/12	Australia	20,350,000	AUD	20,998,730
Government of Hungary, 5.50%, 2/12/16	Hungary	529,700,000	HUF	2,299,518
7.50%, 11/12/20	Hungary	312,600,000	HUF	1,457,631
14/C, 5.50%, 2/12/14	Hungary	1,119,700,000	HUF	5,060,031
19/A, 6.50%, 6/24/19	Hungary	206,000,000	HUF	903,228
senior note, 6.25%, 1/29/20	Hungary	6,230,000		6,074,250
Government of Indonesia, FR19, 14.25%, 6/15/13	Indonesia	35,480,000,000	IDR	4,659,752
FR20, 14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	3,179,697
FR26, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	228,879

FSI-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Indonesia (continued)
FR34, 12.80%, 6/15/21	Indonesia	49,955,000,000	IDR	$7,567,448
FR42, 10.25%, 7/15/27	Indonesia	28,000,000,000	IDR	3,420,777
FR44, 10.00%, 9/15/24	Indonesia	23,400,000,000	IDR	2,861,247
Government of Israel, 2680, 7.00%, 4/29/11	Israel	12,235,000	ILS	3,522,341
Government of Malaysia, senior bond, 3.756%, 4/28/11	Malaysia	48,970,000	MYR	15,948,720
3.833%, 9/28/11	Malaysia	31,790,000	MYR	10,396,944
2.711%, 2/14/12	Malaysia	90,000	MYR	29,144
2.509%, 8/27/12	Malaysia	3,600,000	MYR	1,159,076
3.461%, 7/31/13	Malaysia	6,400,000	MYR	2,092,575
3.814%, 2/15/17	Malaysia	11,400,000	MYR	3,743,611
4.24%, 2/07/18	Malaysia	600,000	MYR	200,325
Government of Mexico, M 10, 8.00%, 12/17/15	Mexico	350,000	[o]MXN	3,032,866
M 20, 10.00%, 12/05/24	Mexico	1,216,000	[o]MXN	12,309,589
Government of Norway, 6.00%, 5/16/11	Norway	153,570,000	NOK	26,733,513
Government of Poland, 4.25%, 5/24/11	Poland	1,230,000	PLN	415,307
4.75%, 4/25/12	Poland	41,490,000	PLN	14,062,745
6.25%, 10/24/15	Poland	9,100,000	PLN	3,182,001
5.75%, 4/25/14 - 9/23/22	Poland	27,110,000	PLN	9,025,170
senior note, 6.375%, 7/15/19	Poland	4,000,000		4,492,176
[f]Government of Russia, 144A, 7.50%, 3/31/30	Russia	9,125,420		10,540,316
Government of Sri Lanka, A, 12.00%, 7/15/11	Sri Lanka	14,460,000	LKR	133,519
A, 6.90%, 8/01/12	Sri Lanka	1,900,000	LKR	16,931
A, 8.50%, 1/15/13	Sri Lanka	50,900,000	LKR	464,153
A, 13.50%, 2/01/13	Sri Lanka	59,500,000	LKR	591,789
A, 7.00%, 3/01/14	Sri Lanka	7,020,000	LKR	60,194
A, 11.25%, 7/15/14	Sri Lanka	176,100,000	LKR	1,692,412
A, 6.50%, 7/15/15	Sri Lanka	2,350,000	LKR	19,058
A, 11.00%, 8/01/15	Sri Lanka	200,400,000	LKR	1,918,957
B, 6.60%, 6/01/14	Sri Lanka	7,100,000	LKR	59,858
Government of Sweden, 5.25%, 3/15/11	Sweden	161,460,000	SEK	24,241,128
5.50%, 10/08/12	Sweden	13,990,000	SEK	2,214,953
[f]Government of Ukraine, 144A, 7.75%, 9/23/20	Ukraine	4,500,000		4,590,000
Government of Venezuela, 10.75%, 9/19/13	Venezuela	5,500,000		5,284,675
[j,p]Reg S, FRN, 1.288%, 4/20/11	Venezuela	1,265,000		1,249,188
[f]Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	4,500,000		4,584,375
Korea Treasury Bond, 4.75%, 12/10/11	South Korea	18,681,350,000	KRW	16,961,265
4.25%, 12/10/12	South Korea	3,560,000,000	KRW	3,228,203
5.25%, 9/10/12 - 3/10/13	South Korea	31,96,570,000	KRW	2,944,602
senior bond, 5.50%, 6/10/11	South Korea	1,411,820,000	KRW	1,274,578
senior bond, 4.00%, 6/10/12	South Korea	31,013,880,000	KRW	27,967,470
New South Wales Treasury Corp., senior note, 5.50%, 3/01/17	Australia	3,540,000	AUD	3,561,192
Nota Do Tesouro Nacional, 10.00%, 1/01/12	Brazil	6,910	[q]BRL	4,089,525
10.00%, 1/01/14	Brazil	2,700	[q]BRL	1,540,158
10.00%, 1/01/17	Brazil	16,400	[q]BRL	9,066,175

FSI-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Nota Do Tesouro Nacional (continued)
[r]Index Linked, 6.00%, 5/15/15	Brazil	3,890	[q]BRL	$4,610,272
[r]Index Linked, 6.00%, 5/15/45	Brazil	1,725	[q]BRL	2,206,621
Queensland Treasury Corp., 6.00%, 6/14/11	Australia	5,090,000	AUD	5,225,265
6.00%, 8/14/13	Australia	600,000	AUD	622,786
6.00%, 9/14/17	Australia	1,200,000	AUD	1,238,080
[f]144A, 7.125%, 9/18/17	Australia	740,000	NZD	616,374
Western Australia Treasury Corp., 5.50%, 7/17/12	Australia	8,010,000	AUD	8,212,748

Total Foreign Government and Agency Securities (Cost $302,463,501)				331,068,361

U.S. Government and Agency Securities 1.3%
U.S. Treasury Bond, 4.50%, 2/15/16 - 5/15/17	United States	4,000,000		4,478,829
7.125%, 2/15/23	United States	1,980,000		2,659,696
7.875%, 2/15/21	United States	2,600,000		3,627,406
U.S. Treasury Note, 2.375%, 3/31/16	United States	4,800,000		4,861,502
4.625%, 2/15/17	United States	600,000		675,610
4.75%, 8/15/17	United States	2,900,000		3,289,009

Total U.S. Government and Agency Securities (Cost $18,692,731)				19,592,052

Asset-Backed Securities and Commercial Mortgage-Backed Securities 5.5%
Banks 2.4%
[f]Banc of America Large Loan, 2010-HLTN, 144A, 2.01%, 11/15/15	United States	4,486,917		4,006,497
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000		844,649
GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%, 1/10/38	United States	10,000		10,503
Greenwich Capital Commercial Funding Corp., 2005-GG5, A5, 5.224%, 4/10/37	United States	3,695,000		3,925,359
[j]2006-GG7, A4, FRN, 5.913%, 7/10/38	United States	4,000,000		4,369,362
[j]GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN, 5.553%, 4/10/38	United States	5,605,000		6,027,531
[j]Homebanc Mortgage Trust, 2005-4, A1, FRN, 0.531%, 10/25/35	United States	2,273,618		1,716,886
[f,j]Schiller Park CLO Ltd., 2007-1A, A2, 144A, FRN, 0.528%, 4/25/21	United States	2,566,666		2,389,617
[f,j]Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A, FRN, 0.34%, 6/15/20	United States	6,932,516		6,487,901
Wells Fargo Mortgage Backed Securities Trust, [j]2004-W, A9, FRN, 2.994%, 11/25/34	United States	2,450,000		2,350,557
2007-3, 3A1, 5.50%, 4/25/37	United States	4,214,822		4,362,042

				36,490,904

Diversified Financials 3.0%
[f,j]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.288%, 11/25/20	Cayman Islands	1,380,000		1,198,199
[f,j]Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN, 1.287%, 8/01/16	Cayman Islands	5,361,142		5,117,693
[f,j]Babson CLO Ltd., 2005-2A, A1, 144A, FRN, 0.539%, 7/20/19	Cayman Islands	2,045,349		1,918,906
[f,j]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.642%, 3/11/21	Cayman Islands	1,251,000		1,011,928
Citigroup Commercial Mortgage Trust, [f,j]144A, FRN, 0.33%, 4/15/22	United States	1,030,522		982,195
[j]2007-C6, AM, FRN, 5.888%, 6/10/17	United States	1,200,000		1,192,991
2008-C7, A4, 6.299%, 12/10/49	United States	8,700,000		9,366,691

FSI-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, A5, 5.617%, 10/15/48	United States	9,800,000	$10,525,743
[f,j]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.289%, 10/15/21	Cayman Islands	860,000	747,723
Foxe Basin CLO Ltd., 2003-1A, A2, 1.202%, 12/15/15	Cayman Islands	790,000	757,871
JPMorgan Chase Commercial Mortgage Securities Corp., [j]2004-CB9, A4, FRN, 5.558%, 6/12/41	United States	1,096,445	1,173,844
2005-LDP2, AM, 4.78%, 7/15/42	United States	775,000	784,336
[f,j]MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.804%, 12/21/17	United States	1,400,000	1,210,307
[j]Morgan Stanley Capital I Trust, 2004-IQ7, A4, FRN, 5.404%, 6/15/38	United States	4,000,000	4,275,575
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	73,468	72,712
[f,j]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.512%, 8/01/22	Cayman Islands	4,863,429	4,360,186

			44,696,900

Real Estate 0.1%
[f,j]Credit Suisse Mortgage Capital Certificates, 2006-TF2A, A2, 144A, FRN, 0.43%, 10/15/21	United States	978,667	937,206

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $77,645,034)			82,125,010

Mortgage-Backed Securities 6.9%
[j]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.598%, 1/01/33	United States	114,757	118,732

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.1%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 6/01/19	United States	1,555,577	1,641,585
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	1,784,324	1,904,171
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	482,716	520,528
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	18,231	19,900
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	6,146	6,701
FHLMC Gold 30 Year, 4.00%, 10/01/40	United States	4,000,000	3,976,311
FHLMC Gold 30 Year, 4.50%, 9/01/40 - 10/01/40	United States	6,392,879	6,559,081
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 6/01/37	United States	4,697,279	4,940,213
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 6/01/36	United States	4,571,957	4,914,150
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 6/01/37	United States	5,030,405	5,479,617
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	342,674	382,908
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	79,634	90,744
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	2,229	2,559

			30,438,468

[j]Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 2.441%, 12/01/34	United States	371,195	386,198
FNMA, 2.637%, 4/01/20	United States	71,248	74,562

			460,760

Federal National Mortgage Association (FNMA) Fixed Rate 4.5%
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	379,295	401,134
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	446,110	477,697
FNMA 15 Year, 5.50%, 2/01/11 - 1/01/25	United States	11,536,235	12,410,631
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	7,477	8,140
FNMA 15 Year, 7.00%, 5/01/12	United States	506	516
[m]FNMA 30 Year, 4.00%, 7/01/39 - 1/01/41	United States	14,348,801	14,291,964
FNMA 30 Year, 4.50%, 4/01/39 - 8/01/40	United States	11,273,776	11,587,297
FNMA 30 Year, 5.00%, 4/01/34 - 6/01/40	United States	5,294,633	5,583,521
FNMA 30 Year, 5.50%, 8/01/33 - 9/01/35	United States	2,682,907	2,888,820
FNMA 30 Year, 6.00%, 6/01/34 - 10/01/38	United States	16,079,232	17,522,011
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	1,887,899	2,109,050

			67,280,781

FSI-26

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate 0.3%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	1,197,598	$1,277,510
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	1,224,832	1,332,187
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	6,855	7,784
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	99,879	114,523
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	2,201	2,548
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	341,289	365,360
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	376,720	416,078
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	141,978	160,498
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	38,800	44,840

			3,721,328

Total Mortgage-Backed Securities (Cost $100,257,628)			102,020,069

Municipal Bonds 5.8%
Bay Area Toll Authority Toll Bridge Revenue, Build America Bonds, Series S1, 7.043%, 4/01/50	United States	7,000,000	7,085,050
California State GO, 7.625%, 3/01/40	United States	2,400,000	2,506,584
Build America Bonds, 7.60%, 11/01/40	United States	4,770,000	4,972,009
Build America Bonds, Various Purpose, 7.55%, 4/01/39	United States	8,500,000	8,824,190
Refunding, 5.00%, 4/01/38	United States	10,000,000	8,985,900
Various Purpose, 6.00%, 4/01/38	United States	3,500,000	3,570,210
Various Purpose, Refunding, 5.25%, 3/01/38	United States	2,335,000	2,178,345
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured, zero cpn., 8/01/25	United States	2,500,000	1,035,650
8/01/26	United States	1,290,000	490,845
8/01/27	United States	1,720,000	605,870
8/01/29	United States	1,720,000	511,253
Cook County GO, Build America Bonds, Series D, 6.229%, 11/15/34	United States	3,200,000	3,054,304
Detroit School District GO, Qualified School Construction Bonds, 6.645%, 5/01/29	United States	8,000,000	7,764,400
Illinois State GO, Build America Bonds, 7.35%, 7/01/35	United States	4,600,000	4,510,208
Los Angeles Community College District GO, Build America Bonds, 6.75%, 8/01/49	United States	5,000,000	5,164,950
Los Angeles County Public Works Financing Authority Lease Revenue, Build America Bonds-Recovery Zone Economic Development, Refunding, 7.488%, 8/01/33	United States	4,075,000	4,005,929
Los Angeles Department of Water and Power Revenue, Build America Bonds, 6.574%, 7/01/45	United States	4,500,000	4,594,050
[f]New York City IDA, 144A, 11.00%, 3/01/29	United States	600,000	758,832
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Build America Bonds, Second General, Refunding, Series EE, 6.491%, 6/15/42	United States	2,000,000	2,021,120
Second General Resolution, Build America Bonds, Series CC, 6.282%, 6/15/42	United States	5,830,000	5,807,496
Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
8/01/27	United States	370,000	129,008
8/01/30	United States	370,000	100,144
8/01/32	United States	460,000	105,142
8/01/33	United States	245,000	51,617
Redondo Beach USD, GO, Build America Bonds, Election of 2008, Direct Payment to District, Series D, 6.461%, 8/01/40	United States	1,510,000	1,461,831
San Francisco City and County GO, Build America Bonds,
5.75%, 6/15/27	United States	1,700,000	1,769,955
5.93%, 6/15/28	United States	1,520,000	1,599,177

FSI-27

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Municipal Bonds (continued)
San Mateo County Community College District GO, Election of 2001, Series C, NATL Insured, zero cpn.,
9/01/30	United States	895,000		$271,095
3/01/31	United States	245,000		70,690
Sonoma County Pension Obligation Revenue, Series A, 6.00%, 12/01/29	United States	2,100,000		1,963,206

Total Municipal Bonds (Cost $86,151,788)				85,969,060

Total Investments before Short Term Investments (Cost $1,336,776,436)				1,401,551,180

Short Term Investments 5.2%
Foreign Government and Agency Securities 2.8%
[s]Bank of Negara Monetary Note, 1/06/11 - 7/28/11	Malaysia	8,085,000	MYR	2,607,509
[s]Egypt Treasury Bills, 2/08/11 - 12/06/11	Egypt	137,600,000	EGP	22,597,258
[s]Israel Treasury Bills, 1/05/11 - 10/05/11	Israel	55,161,300	ILS	15,556,905
[s]Malaysia Treasury Bills, 4/05/11 - 5/18/11	Malaysia	610,000	MYR	196,263
[s]Sri Lanka Treasury Bills, 7/08/11 - 9/16/11	Sri Lanka	8,280,000	LKR	71,735

Total Foreign Government and Agency Securities (Cost $40,745,664)				41,029,670

Total Investments before Money Market Funds (Cost $1,377,522,100)				1,442,580,850

		Shares
Money Market Funds (Cost $36,427,159) 2.4%
[a,t]Institutional Fiduciary Trust Money Market Portfolio	United States	36,427,159		36,427,159

Total Investments (Cost $1,413,949,259) 99.6%				1,479,008,009
Other Assets, less Liabilities 0.4%				5,666,501

Net Assets 100.0%				$1,484,674,510

See Abbreviations on page FSI-46.

FSI-28

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the aggregate value of these securities was $835,411, representing 0.06% of net assets.

cSee Note 1(e) regarding investment in FT Holdings Corporation III.

dSee Note 9 regarding restricted securities.

eAt December 31, 2010, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the aggregate value of these securities was $239,971,572, representing 16.20% of net assets.

gPerpetual security with no stated maturity date.

hIncome may be reflected in the redemption value or received in additional securities and/or cash.

iSee Note 8 regarding defaulted securities.

jThe coupon rate shown represents the rate at period end.

kIncome may be received in additional securities and/or cash.

lSee Note 1(g) regarding senior floating rate interests.

mA portion or all of the security purchased on a delayed delivery or to-be-announced basis. See Note 1(c).

nThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

oPrincipal amount is stated in 100 Mexican Peso Units.

pSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the value of this security was $1,249,188, representing 0.08% of net assets.

qPrincipal amount is stated in 1,000 Brazilian Real Units.

rRedemption price at maturity is adjusted for inflation. See Note 1(i).

sThe security is traded on a discount basis with no stated coupon rate.

tSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FSI-29

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	HSBC	Sell	183,560,000	2,000,000	1/07/11	$—	$(261,471)
Chilean Peso	DBAB	Buy	2,449,000,000	5,000,000	1/10/11	228,623	—
Euro	UBSW	Sell	4,890,000	7,027,664	1/10/11	486,172	—
Indian Rupee	HSBC	Buy	139,650,000	3,000,000	1/10/11	117,535	—
Euro	BZWS	Sell	1,691,484	2,434,046	1/12/11	171,307	—
Euro	DBAB	Sell	2,187,000	3,124,130	1/12/11	198,527	—
Euro	JPHQ	Sell	1,802,953	2,609,820	1/13/11	197,970	—
Japanese Yen	BZWS	Sell	460,675,000	5,000,000	1/13/11	—	(675,939)
Philippine Peso	JPHQ	Buy	35,843,000	770,705	1/13/11	50,657	—
Philippine Peso	HSBC	Buy	5,750,000	122,942	1/14/11	8,824	—
Euro	BZWS	Sell	2,912,410	4,177,415	1/19/11	281,458	—
Japanese Yen	DBAB	Sell	271,680,000	3,000,000	1/19/11	—	(347,580)
Euro	BZWS	Sell	1,007,118	1,420,610	1/26/11	73,395	—
Euro	DBAB	Buy	1,570,000	2,042,099	1/27/11	58,077	—
Euro	DBAB	Sell	3,157,264	4,457,899	1/27/11	234,453	—
Euro	DBAB	Sell	3,014,151	4,199,617	2/04/11	167,722	—
Chilean Peso	BZWS	Buy	486,100,000	896,781	2/08/11	138,587	—
Chilean Peso	DBAB	Buy	725,000,000	1,345,083	2/08/11	199,129	—
Chilean Peso	JPHQ	Buy	482,900,000	896,734	2/08/11	131,818	—
Indian Rupee	HSBC	Buy	186,760,000	4,000,086	2/08/11	147,187	—
Chilean Peso	BZWS	Buy	1,001,200,000	1,865,300	2/09/11	267,030	—
Euro	UBSW	Sell	2,151,000	2,944,719	2/11/11	67,513	—
Euro	DBAB	Sell	1,250,438	1,706,597	2/16/11	34,033	—
Euro	UBSW	Sell	3,690,000	4,985,375	3/01/11	49,981	—
Japanese Yen	UBSW	Sell	95,700,000	1,075,789	3/01/11	—	(103,899)
Japanese Yen	JPHQ	Sell	85,800,000	960,290	3/01/11	—	(97,361)
Japanese Yen	HSBC	Sell	85,800,000	960,839	3/01/11	—	(96,812)
Indian Rupee	DBAB	Buy	20,841,000	459,205	4/11/11	—	(1,875)
Indian Rupee	DBAB	Buy	44,691,000	984,600	4/12/11	—	(4,086)
Indian Rupee	JPHQ	Buy	30,019,000	663,257	4/13/11	—	(4,761)
Indian Rupee	JPHQ	Buy	29,466,000	651,038	4/15/11	-	(4,901)
Indian Rupee	JPHQ	Buy	14,719,000	323,850	4/19/11	—	(1,317)
Indian Rupee	DBAB	Buy	10,360,000	228,194	4/19/11	—	(1,178)
Euro	DBAB	Sell	3,362,808	4,461,815	4/21/11	—	(34,980)
Chilean Peso	MSCO	Buy	220,380,000	419,564	4/25/11	46,785	—
Indian Rupee	DBAB	Buy	20,931,000	462,155	4/26/11	—	(4,066)
Chilean Peso	JPHQ	Buy	234,301,000	446,075	4/27/11	49,640	—
Indian Rupee	JPHQ	Buy	2,986,000	65,887	4/27/11	—	(548)
Chilean Peso	CITI	Buy	377,668,000	723,502	4/28/11	75,464	—
Indian Rupee	JPHQ	Buy	14,815,000	326,898	4/28/11	—	(2,775)
Indian Rupee	JPHQ	Buy	14,829,000	327,351	4/29/11	—	(2,980)
Chilean Peso	DBAB	Buy	1,554,000,000	3,000,000	5/04/11	285,706	—
Euro	DBAB	Sell	3,010,000	3,997,581	5/04/11	—	(27,191)
Philippine Peso	JPHQ	Buy	91,360,000	2,000,000	5/04/11	89,003	—
Euro	DBAB	Sell	100,000	126,466	5/10/11	—	(7,244)
Euro	DBAB	Sell	683,564	841,331	5/20/11	—	(72,618)
Indian Rupee	DBAB	Buy	28,359,000	596,780	6/01/11	19,962	—
Indian Rupee	HSBC	Buy	32,771,000	680,842	6/03/11	31,601	—
Indian Rupee	DBAB	Buy	20,889,000	432,127	6/07/11	21,683	—
Indian Rupee	HSBC	Buy	5,576,000	117,069	6/08/11	4,047	—
Indian Rupee	DBAB	Buy	5,655,000	117,641	6/10/11	5,149	—

FSI-30

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	HSBC	Buy	14,080,000	292,955		6/13/11	$12,610	$—
Indian Rupee	DBAB	Buy	14,156,000	296,958		6/16/11	10,095	—
Indian Rupee	DBAB	Buy	12,894,000	270,825		6/20/11	8,659	—
Euro	DBAB	Sell	1,768,675	2,164,858		6/27/11	—	(199,502)
Euro	UBSW	Sell	4,274,000	5,266,936		6/29/11	—	(446,484)
Euro	DBAB	Sell	1,245,890	1,542,411		6/29/11	—	(123,075)
Euro	DBAB	Sell	1,485,071	1,870,595		7/07/11	—	(114,544)
Indian Rupee	JPHQ	Buy	192,280,000	4,000,000		7/14/11	152,729	—
Euro	DBAB	Sell	1,056,111	1,384,562		8/08/11	—	(26,943)
Chilean Peso	JPHQ	Buy	1,543,470,600	2,982,552		8/18/11	249,020	—
Japanese Yen	UBSW	Sell	32,055,000	377,220		8/18/11	—	(18,939)
Japanese Yen	DBAB	Sell	19,550,000	230,068		8/18/11	—	(11,545)
Japanese Yen	JPHQ	Sell	15,928,000	186,467		8/18/11	—	(10,383)
Chilean Peso	JPHQ	Buy	509,866,000	983,822		8/19/11	83,587	—
Japanese Yen	HSBC	Sell	15,854,000	186,546		8/19/11	-	(9,393)
Euro	BZWS	Sell	2,124,000	2,728,809		8/22/11	—	(109,739)
Euro	UBSW	Sell	1,750,000	2,253,510		8/22/11	—	(85,218)
Japanese Yen	BZWS	Sell	15,895,000	187,119		8/22/11	—	(9,338)
Japanese Yen	DBAB	Sell	15,915,000	187,588		8/22/11	—	(9,116)
Japanese Yen	MSCO	Sell	12,500,000	147,156		8/22/11	—	(7,340)
Euro	UBSW	Sell	1,750,000	2,249,835		8/23/11	—	(88,881)
Japanese Yen	FBCO	Sell	31,524,000	370,871		8/23/11	—	(18,763)
Japanese Yen	CITI	Sell	31,757,000	374,480		8/23/11	—	(18,033)
Japanese Yen	DBAB	Sell	15,708,000	185,538		8/23/11	—	(8,611)
Japanese Yen	JPHQ	Sell	31,689,000	373,471		8/24/11	—	(18,209)
Japanese Yen	BZWS	Sell	31,584,000	373,175		8/24/11	—	(17,208)
Euro	BZWS	Sell	2,785,000	3,524,418		8/25/11	—	(197,444)
Euro	DBAB	Sell	993,304	1,275,551		8/25/11	—	(51,896)
Japanese Yen	DBAB	Sell	660,099,000	7,771,673		8/25/11	—	(387,389)
Japanese Yen	BZWS	Sell	12,568,000	148,103		8/25/11	—	(7,242)
Japanese Yen	HSBC	Sell	100,248,000	1,199,235		8/26/11	—	(39,890)
Japanese Yen	UBSW	Sell	34,903,000	415,794		8/26/11	—	(15,628)
Japanese Yen	JPHQ	Sell	15,991,000	188,831		8/26/11	—	(8,827)
United States Dollar	UBSW	Buy	3,000,000	2,370,230	EUR	8/26/11	—	(167,548)
Japanese Yen	BZWS	Sell	37,600,000	446,588		8/30/11	—	(18,206)
Japanese Yen	JPHQ	Sell	15,743,000	185,561		9/01/11	—	(9,054)
Philippine Peso	HSBC	Buy	16,853,000	373,963		10/04/11	10,212	—
Philippine Peso	DBAB	Buy	21,010,000	466,930		10/04/11	12,005	—
Euro	UBSW	Sell	2,850,000	3,899,028		10/05/11	91,122	—
Philippine Peso	HSBC	Buy	25,126,000	561,375		10/05/11	11,382	—
Philippine Peso	DBAB	Buy	25,119,000	560,905		10/05/11	11,692	—
Philippine Peso	JPHQ	Buy	6,636,000	148,244		10/06/11	3,024	—
Euro	BZWS	Sell	2,749,000	3,825,508		10/07/11	152,592	—
Philippine Peso	DBAB	Buy	20,621,000	463,539		10/07/11	6,515	—
Philippine Peso	CITI	Buy	8,254,000	186,624		10/11/11	1,518	—
Philippine Peso	JPHQ	Buy	8,232,000	185,828		10/11/11	1,812	—
Philippine Peso	DBAB	Buy	16,501,000	372,660		10/11/11	3,464	—
Philippine Peso	HSBC	Buy	16,532,000	372,771		10/11/11	4,060	—
Philippine Peso	DBAB	Buy	4,913,000	111,492		10/12/11	494	-
Euro	DBAB	Sell	595,343	823,419		10/13/11	28,014	—
Philippine Peso	HSBC	Buy	8,192,000	184,525		10/13/11	2,199	—
Philippine Peso	JPHQ	Buy	18,311,000	413,201		10/13/11	4,171	—

FSI-31

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin Strategic Income Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	382,080,000	4,725,379	10/20/11	$—	$(2,873)
Philippine Peso	JPHQ	Buy	237,550,000	5,353,601	10/21/11	60,561	—
Japanese Yen	JPHQ	Sell	270,990,000	3,355,498	10/25/11	1,577	—
Euro	BZWS	Sell	1,993,000	2,780,235	10/26/11	117,701	—
Euro	UBSW	Sell	2,679,000	3,731,177	10/27/11	152,206	—
Japanese Yen	JPHQ	Sell	360,360,000	4,441,076	10/31/11	—	(19,591)
Euro	UBSW	Sell	1,480,440	2,005,404	11/17/11	27,876	—
Philippine Peso	JPHQ	Buy	191,280,000	4,322,712	11/25/11	35,335	—
Japanese Yen	BOFA	Sell	620,288,000	7,491,401	11/28/11	—	(192,010)
Euro	UBSW	Sell	3,920,000	5,143,236	12/01/11	—	(92,555)
Japanese Yen	BZWS	Sell	257,790,000	3,082,875	12/05/11	—	(110,877)
Euro	DBAB	Sell	3,210,000	4,245,546	12/08/11	—	(41,749)
Euro	DBAB	Sell	2,870,000	3,822,697	12/09/11	—	(10,470)
Euro	UBSW	Sell	3,400,000	4,491,128	12/12/11	—	(49,826)
Euro	DBAB	Sell	1,410,000	1,858,380	12/12/11	—	(24,780)
Japanese Yen	UBSW	Sell	351,760,000	4,208,159	12/12/11	—	(150,531)
Euro	CITI	Sell	3,868,000	5,157,398	12/15/11	—	(8,514)
Euro	DBAB	Sell	486,875	649,092	12/15/11	—	(1,153)
British Pound	DBAB	Sell	600,000	943,620	12/16/11	11,282	—
Euro	UBSW	Sell	2,137,312	2,847,413	12/19/11	—	(7,010)

Unrealized appreciation (depreciation)						5,206,552	(4,719,909)

Net unrealized appreciation (depreciation)						$486,643

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page FSI-46

FSI-32

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,377,522,100
Cost - Sweep Money Fund (Note 7)	36,427,159

Total cost of investments	$1,413,949,259

Value - Unaffiliated issuers	$1,442,580,850
Value - Sweep Money Fund (Note 7)	36,427,159

Total value of investments	1,479,008,009
Cash	5,769,902
Foreign currency, at value (cost $57,551)	57,593
Receivables:
Investment securities sold	4,983,588
Capital shares sold	219,953
Interest	19,208,551
Unrealized appreciation on forward exchange contracts	5,206,552
Other assets	24,645

Total assets	1,514,478,793

Liabilities:
Payables:
Investment securities purchased	20,123,060
Capital shares redeemed	3,720,044
Affiliates	835,321
Unrealized depreciation on forward exchange contracts	4,719,909
Unrealized depreciation on unfunded loan commitments (Note 10)	3,519
Accrued expenses and other liabilities	402,430

Total liabilities	29,804,283

Net assets, at value	$1,484,674,510

Net assets consist of:
Paid-in capital	$1,355,243,154
Undistributed net investment income	83,363,411
Net unrealized appreciation (depreciation)	65,718,559
Accumulated net realized gain (loss)	(19,650,614)

Net assets, at value	$1,484,674,510

The accompanying notes are an integral part of these financial statements.

FSI-33

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2010

Franklin Strategic Income Securities Fund
Class 1:
Net assets, at value	$1,195,149,487

Shares outstanding	91,980,791

Net asset value and maximum offering price per share	$12.99

Class 2:
Net assets, at value	$101,347,492

Shares outstanding	7,964,706

Net asset value and maximum offering price per share	$12.72

Class 4:
Net assets, at value	$188,177,531

Shares outstanding	14,605,660

Net asset value and maximum offering price per share	$12.88

The accompanying notes are an integral part of these financial statements.

FSI-34

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin Strategic Income Securities Fund
Investment income:
Dividends	$408,637
Interest	91,880,796

Total investment income	92,289,433

Expenses:
Management fees (Note 3a)	4,989,196
Administrative fees (Note 3b)	2,928,291
Distribution fees: (Note 3c)
Class 2	210,569
Class 4	627,253
Unaffiliated transfer agent fees	944
Custodian fees (Note 4)	265,785
Reports to shareholders	246,492
Professional fees	127,214
Trustees’ fees and expenses	6,581
Other	86,939

Total expenses	9,489,264
Expense reductions (Note 4)	(918)

Net expenses	9,488,346

Net investment income	82,801,087

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	54,975,046
Foreign currency transactions	2,973,607

Net realized gain (loss)	57,948,653

Net change in unrealized appreciation (depreciation) on:
Investments	12,666,507
Translation of other assets and liabilities denominated in foreign currencies	1,063,494

Net change in unrealized appreciation (depreciation)	13,730,001

Net realized and unrealized gain (loss)	71,678,654

Net increase (decrease) in net assets resulting from operations	$154,479,741

The accompanying notes are an integral part of these financial statements.

FSI-35

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$82,801,087	$73,041,521
Net realized gain (loss) from investments and foreign currency transactions	57,948,653	(1,836,787)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	13,730,001	204,099,469

Net increase (decrease) in net assets resulting from operations	154,479,741	275,304,203

Distributions to shareholders from and net foreign currency gains:
Net investment income:
Class 1	(57,255,268)	(82,420,054)
Class 2	(3,841,288)	(3,695,069)
Class 4	(8,302,315)	(8,181,980)

Total distributions to shareholders	(69,398,871)	(94,297,103)

Capital share transactions: (Note 2)
Class 1	(48,613,654)	112,467,004
Class 2	28,343,361	27,727,705
Class 4	16,237,324	86,145,347

Total capital share transactions	(4,032,969)	226,340,056

Net increase (decrease) in net assets	81,047,901	407,347,156
Net assets:
Beginning of year	1,403,626,609	996,279,453

End of year	$1,484,674,510	$1,403,626,609

Undistributed net investment income included in net assets:
End of year	$83,363,411	$66,211,757

The accompanying notes are an integral part of these financial statements.

FSI-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Strategic Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2010, 94.31% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

FSI-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund may purchase securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 11 regarding other derivative information.

FSI-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. FT Holdings Corporation III

The Fund invests in certain securities through its investment in FT Holdings Corporation III, a Delaware limited liability company and a wholly-owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in securities consistent with the investment objective of the Fund. At December 31, 2010, all Subsidiary investments as well as any other assets and liabilities are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the period ended December 31, 2010, have been included in the Fund’s Statement of Operations.

f. Mortgage Dollar Rolls

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

g. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

FSI-39

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,513,968	$56,940,927	9,412,738	$106,695,495
Shares issued in reinvestment of distributions	4,747,535	57,255,268	7,520,078	82,420,054
Shares redeemed	(12,820,410)	(162,809,849)	(6,784,394)	(76,648,545)

Net increase (decrease)	(3,558,907)	$(48,613,654)	10,148,422	$112,467,004

FSI-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2010		2009
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,451,058	$42,785,482	2,996,388	$33,743,716
Shares issued in reinvestment of distributions	324,982	3,841,288	343,408	3,695,069
Shares redeemed	(1,474,432)	(18,283,409)	(862,128)	(9,711,080)

Net increase (decrease)	2,301,608	$28,343,361	2,477,668	$27,727,705

Class 4 Shares:
Shares sold	2,251,182	$28,170,784	7,159,387	$81,195,127
Shares issued on reinvestment of distributions	693,015	8,302,315	750,640	8,181,980
Shares redeemed	(1,626,043)	(20,235,775)	(291,537)	(3,231,760)

Net increase (decrease)	1,318,154	$16,237,324	7,618,490	$86,145,347

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

FSI-41

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the Fund had tax basis capital losses of $19,427,750 expiring in 2017. During the year ended December 31, 2010, the Fund utilized $53,939,771 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$69,467,803	$94,297,103

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,419,420,368

Unrealized appreciation	$83,329,512
Unrealized depreciation	(23,741,871)

Net unrealized appreciation (depreciation)	$59,587,641

Distributable earnings - undistributed ordinary income	$87,334,160

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, tax straddles, non-deductible expenses and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, tax straddles and inflation related adjustments on foreign securities.

FSI-42

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $785,272,350 and $832,473,216, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2010, the Fund had 48.17% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2010, the aggregate value of these securities was $7,116,312, representing 0.48% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
1,901,449	[a]Turtle Bay Resort	8/18/08 - 6/3/09	$2,042,976	$1,901,449

	Total Restricted Securities (0.13%[a] of Net Assets)

aThe Fund also invests in unrestricted securities of the issuer, valued at $5,222,427 as of December 31, 2010.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

FSI-43

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

10. UNFUNDED LOAN COMMITMENTS (continued)

At December 31, 2010, unfunded commitments were as follows:

Borrower	Unfunded Commitment
EnviroSolutions Real Property Holdings Inc., DIP Revolver, FRN, 6.50%, 11/09/10	$703,908

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$5,206,552	Unrealized depreciation on forward exchange contracts	$4,719,909

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Average Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$3,228,260	$920,965	275,193,448

aRepresents the average notional amount for derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in

FSI-44

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

12. CREDIT FACILITY (continued)

other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments[a]
Banks	$44,030	$26,400	$—		$70,430
Consumer Services			1,901,449		1,901,449
Diversified Financials	—	759,906	—		759,906
Other Equity Investments[b]	588,737	—	—	[c]	588,737
Corporate Bonds	—	543,498,278	—		543,498,278
Senior Floating Rate Interests	—	233,122,417	835,411		233,957,828
Foreign Government and Agency Securities	—	331,068,361	—		331,068,361
U.S. Government and Agency Securities	—	19,592,052	—		19,592,052
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	82,125,010	—		82,125,010
Mortgage-Backed Securities	—	102,020,069	—		102,020,069
Municipal Bonds	—	85,969,060	—		85,969,060
Short Term Investments	36,427,159	41,029,670	—		77,456,829

Total Investments in Securities	$37,059,926	$1,439,211,223	$2,736,860		$1,479,008,009

Forward Exchange Contracts	—	5,206,552	—		5,206,552
Liabilities:
Forward Exchange Contracts	—	4,719,909	—		4,719,909
Unfunded Loan Commitments	—	3,519	—		3,519

aIncludes common, preferred and convertible preferred stock.

bFor detailed industry descriptions, see the accompanying Statement of Investments.

c Includes securities determined to have no value at December 31, 2010.

FSI-45

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

13. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out of) Level 3	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets
Equity Investments
Consumer Services	$—	$—	$(141,527)	$2,042,976	$—	$1,901,449	$(141,527)
Senior Floating Rate Interests	—	—	286,871	548,540	—	835,411	286,871

Total	$—	$—	$145,344	$2,591,516	$—	$2,736,860	$145,344

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America N.A	AUD - Australian Dollar	CDO - Collateralized Debt Obligation
BZWS - Barclays Bank PLC	BRL - Brazilian Real	CLO - Collateralized Loan Obligation
CITI - Citibank N.A.	EGP - Egyptian Pound	DIP - Debt-In-Possession
DBAB - Deutsche Bank AG	EUR - Euro	FGIC - Financial Guaranty Insurance Co.
FBCO - Credit Suisse International	GBP - British Pound	FRN - Floating Rate Note
HSBC - HSBC Bank USA	HUF - Hungarian Forint	GO - General Obligation
JPHQ - JPMorgan Chase Bank, N.A.	IDR - Indonesian Rupiah	ID - Improvement District
MSCO - Morgan Stanley and Co., Inc.	ILS - New Israeli Shekel	IDA - Industrial Development Authority/Agency
UBSW - UBS AG	KRW - South Korean Won	L/C - Letter of Credit
	LKR - Sri Lankan Rupee	NATL - National Public Financial Guarantee Corp.
	MXN - Mexican Peso MYR - Malaysian Ringgit NOK - Norwegian Krone NZD - New Zealand Dollar PLN - Polish Zloty SEK - Swedish Krona	NATL RE - National Public Financial Guarantee Corp. Reinsured
PIK - Payment-In-Kind
SF - Single Family
USD - Unified/Union School District

FSI-46

Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Strategic Income Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

FSI-47

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

This annual report for Franklin Templeton VIP Founding Funds Allocation Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	Inception (7/2/07)
Average Annual Total Return	+10.64%	-4.05%

*The administrator has contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain nonroutine expenses) until 4/30/11. If the administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (7/2/07–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFA-1

Fund Goals and Main Investments: Franklin Templeton VIP Founding Funds Allocation Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the Standard & Poor’s 500 Index’s (S&P 500’s) +15.06% total return and the MSCI World Index’s +12.34% total return for the same period.1

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010’s first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter. Globally, emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures.

In the U.S., challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy’s advance. Although home prices rose early in the year, home sales stalled as a homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak. The unemployment situation showed little improvement. Even though the jobless rate fell from 10.0% in December 2009 to 9.4% at period-end, some of the decline was attributable to a shrinking labor force as many unemployed workers stopped looking for jobs.2

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index descriptions following the Fund summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, this Fund may be subject to those same risks. Investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Because the underlying funds invest in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Underlying funds may use certain derivative instruments which may be volatile and illiquid, may give rise to leverage and may involve a small investment relative to the risk assumed. These and other risks are described more fully in the Fund’s and underlying funds’ prospectuses.

FFA-2

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to $91 per barrel by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.2 Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.2

Given few inflationary pressures and uncertainty surrounding the economic recovery, the FOMC made no major changes to its monetary policy for most of the year. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, global stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. The dollar strengthened relative to the euro, which declined as a result of the region’s fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains despite Treasury price declines late in the year.

Investment Strategy

The Fund invests its assets in an equally weighted combination of Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1/3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

FFA-3

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the fiscal year under review, Franklin Income Securities Fund – Class 1 and Mutual Shares Securities Fund – Class 1 underperformed the S&P 500, and Templeton Growth Securities Fund – Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Templeton VIP Founding Funds Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FFA-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

FFA-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10–12/31/10	Expenses Paid During Period** 7/1/10–12/31/10
Actual	$1,000	$1.166.60	$0.55	$4.20
Hypothetical (5% return before expenses)	$1,000	$1,024.70	$0.51	$3.92

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 1 shares (0.10%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 1 shares (0.77%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FFA-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.15	$5.61	$9.33	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.24	0.26	0.28	(0.19)
Net realized and unrealized gains (losses)	0.52	1.46	(3.64)	(0.48)

Total from investment operations	0.76	1.72	(3.36)	(0.67)

Less distributions from:
Net investment income	(0.18)	(0.18)	(0.19)	—
Net realized gains	— [e]	—	(0.17)	—

Total distributions	(0.18)	(0.18)	(0.36)	—

Net asset value, end of year	$7.73	$7.15	$5.61	$9.33

Total return[f]	10.64%	30.47%	(35.75)%	(6.70)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.11%	0.12%	0.13%	0.41%
Expenses net of waiver and payments by affiliates[h]	0.10%	0.10%	0.13%	0.41%
Net investment income (loss)[d]	3.04%	4.16%	3.81%	(0.41)%

Supplemental data
Net assets, end of year (000’s)	$437	$629	$339	$466
Portfolio turnover rate	17.81%	4.23%	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2010.

The accompanying notes are an integral part of these financial statements.

FFA-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.14	$5.61	$9.31	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.21	0.26	0.27	(0.03)
Net realized and unrealized gains (losses)	0.52	1.44	(3.63)	(0.66)

Total from investment operations	0.73	1.70	(3.36)	(0.69)

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.17)	—
Net realized gains	— [e]	—	(0.17)	—

Total distributions	(0.16)	(0.17)	(0.34)	—

Net asset value, end of year	$7.71	$7.14	$5.61	$9.31

Total return[f]	10.25%	30.25%	(35.87)%	(6.90)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.36%	0.37%	0.38%	0.66%
Expenses net of waiver and payments by affiliates[h]	0.35%	0.35%	0.38%	0.66%
Net investment income (loss)[d]	2.79%	3.91%	3.56%	(0.66)%

Supplemental data
Net assets, end of year (000’s)	$488,057	$474,176	$338,320	$131,710
Portfolio turnover rate	17.81%	4.23%	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2010.

The accompanying notes are an integral part of these financial statements.

FFA-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.14	$5.62	$8.65

Income from investment operations[b]:
Net investment income[c,d]	0.19	0.23	0.19
Net realized and unrealized gains (losses)	0.54	1.46	(2.87)

Total from investment operations	0.73	1.69	(2.68)

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.18)
Net realized gains	— [e]	—	(0.17)

Total distributions	(0.16)	(0.17)	(0.35)

Net asset value, end of year	$7.71	$7.14	$5.62

Total return[f]	10.24%	30.06%	(30.81)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.46%	0.47%	0.48%
Expenses net of waiver and payments by affiliates[h]	0.45%	0.45%	0.48%
Net investment income[d]	2.69%	3.81%	3.46%

Supplemental data
Net assets, end of year (000’s)	$3,036,272	$1,424,479	$263,001
Portfolio turnover rate	17.81%	4.23%	22.09%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.67% for the year ended December 31, 2010.

The accompanying notes are an integral part of these financial statements.

FFA-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin Templeton VIP Founding Funds Allocation Fund	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 33.0%
Mutual Shares Securities Fund, Class 1	72,027,638	$1,162,526,077

Domestic Hybrid 33.2%
Franklin Income Securities Fund, Class 1	77,056,138	1,168,171,047

Foreign Equity 33.0%
Templeton Growth Securities Fund, Class 1	104,073,430	1,164,581,677

Total Investments in Underlying Funds (Cost $3,063,186,944) 99.2%		3,495,278,801
Other Assets, less Liabilities 0.8%		29,487,046

Net Assets 100.0%		$3,524,765,847

aSee Note 6 regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements.

FFA-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin Templeton VIP Founding Funds Allocation Fund
Assets:
Investments in Underlying Funds: (Note 6)
Cost	$3,063,186,944
Value	$3,495,278,801

Cash	26,604,309
Receivables:
Investment securities sold	200,998
Capital shares sold	5,070,548
Other assets	312

Total assets	3,527,154,968

Liabilities:
Payables:
Capital shares redeemed	200,456
Affiliates	2,074,207
Accrued expenses and other liabilities	114,458

Total liabilities	2,389,121

Net assets, at value	$3,524,765,847

Net assets consist of:
Paid-in capital	$3,272,461,852
Undistributed net investment income	606,953
Net unrealized appreciation (depreciation)	432,091,857
Accumulated net realized gain (loss)	(180,394,815)

Net assets, at value	$3,524,765,847

Class 1:
Net assets, at value	$436,856

Shares outstanding	56,498

Net asset value and maximum offering price per share	$7.73

Class 2:
Net assets, at value	$488,057,026

Shares outstanding	63,262,194

Net asset value and maximum offering price per share	$7.71

Class 4:
Net assets, at value	$3,036,271,965

Shares outstanding	393,798,983

Net asset value and maximum offering price per share	$7.71

The accompanying notes are an integral part of these financial statements.

FFA-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin Templeton VIP Founding Funds Allocation Fund
Investment income:
Dividends from Underlying Funds (Note 6)	$81,093,100

Expenses:
Administrative fees (Note 3a)	2,580,411
Distribution fees: (Note 3b)
Class 2	1,162,541
Class 4	7,415,133
Unaffiliated transfer agent fees	2,047
Reports to shareholders	208,727
Professional fees	49,162
Trustees’ fees and expenses	9,659
Other	48,678

Total expenses	11,476,358
Expenses waived/paid by affiliates (Note 3d)	(318,099)

Net expenses	11,158,259

Net investment income	69,934,841

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds (Note 6)	(102,829,602)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	305,671,809

Net realized and unrealized gain (loss)	202,842,207

Net increase (decrease) in net assets resulting from operations	$272,777,048

The accompanying notes are an integral part of these financial statements.

FFA-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Templeton VIP Founding Funds Allocation Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$69,934,841	$41,768,096
Net realized gain (loss) from Underlying Funds	(102,829,602)	(33,084,814)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	305,671,809	315,119,406

Net increase (decrease) in net assets resulting from operations	272,777,048	323,802,688

Distributions to shareholders from:
Net investment income:
Class 1	(19,195)	(15,661)
Class 2	(9,975,426)	(10,747,497)
Class 4	(59,699,243)	(30,912,074)
Net realized gains:
Class 1	(64)	—
Class 2	(37,379)	—
Class 4	(225,645)	—

Total distributions to shareholders	(69,956,952)	(41,675,232)

Capital share transactions: (Note 2)
Class 1	(249,343)	178,968
Class 2	(22,011,518)	33,157,540
Class 4	1,444,922,739	982,159,582

Total capital share transactions	1,422,661,878	1,015,496,090

Net increase (decrease) in net assets	1,625,481,974	1,297,623,546
Net assets:
Beginning of year	1,899,283,873	601,660,327

End of year	$3,524,765,847	$1,899,283,873

Undistributed net investment income included in net assets:
End of year	$606,953	$391,645

The accompanying notes are an integral part of these financial statements.

FFA-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Templeton VIP Founding Funds Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Funds indirectly bear their proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Funds will vary.

FFA-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	28,887	$212,938	30,232	$193,836
Shares issued in reinvestment of distributions	2,512	19,259	2,209	15,661
Shares redeemed	(62,828)	(481,540)	(4,934)	(30,529)

Net increase (decrease)	(31,429)	$(249,343)	27,507	$178,968

Class 2 Shares:
Shares sold	5,965,854	$43,444,607	14,864,113	$87,081,355
Shares issued in reinvestment of distributions	1,309,697	10,012,805	1,519,236	10,747,497
Shares redeemed	(10,412,128)	(75,468,930)	(10,330,403)	(64,671,312)

Net increase (decrease)	(3,136,577)	$(22,011,518)	6,052,946	$33,157,540

Class 4 Shares:
Shares sold	260,520,140	$1,895,056,899	166,538,372	$1,052,248,327
Shares issued on reinvestment of distributions	7,836,782	59,924,888	4,364,502	30,912,074
Shares redeemed	(73,968,871)	(510,059,048)	(18,323,686)	(101,000,819)

Net increase (decrease)	194,388,051	$1,444,922,739	152,579,188	$982,159,582

FFA-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of the Fund’s investment in the Underlying Funds.

b. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of administrative fees and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2011.

4. INCOME TAXES

During the year ended December 31, 2010, the Fund utilized $24,705 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$69,719,533	$41,675,232
Long term capital gain	237,419	—

	$69,956,952	$41,675,232

FFA-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

4. INCOME TAXES (continued)

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$3,243,581,760

Unrealized appreciation	$251,697,041
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$251,697,041

Distributable earnings—undistributed ordinary income	$606,953

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2010, aggregated $1,855,093,100 and $453,631,777, respectively.

6. INVESTMENTS IN UNDERLYING FUNDS

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the year ended December 31, 2010, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Year
Franklin Income Securities Fund, Class 1	43,863,503	47,880,758	14,688,123	77,056,138	$1,168,171,047	$16,212,085	$(21,085,161)	14.03%
Mutual Shares Securities Fund, Class 1	42,654,858	38,334,064	8,961,284	72,027,638	1,162,526,077	12,700,389	(32,019,995)	20.37%
Templeton Growth Securities Fund, Class 1	59,551,683	57,141,561	12,619,814	104,073,430	1,164,581,677	52,180,626	(49,724,446)	38.02%

Total					$3,495,278,801	$81,093,100	$(102,829,602)

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers,

FFA-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

7. CREDIT FACILITY (continued)

including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2010, all of the Fund’s investments in Underlying Funds carried at fair value were in Level 1 inputs. For detailed Underlying Fund categories, see the accompanying Statement of Investments.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFA-18

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton VIP Founding Funds Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton VIP Founding Funds Allocation Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

FFA-19

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $237,419 as a long term capital gain dividend for the fiscal year ended December 31, 2010.

Under Section 854(b)(2) of the Code, the Fund designates 47.13% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

FFA-20

FRANKLIN U.S. GOVERNMENT FUND

We are pleased to bring you Franklin U.S. Government Fund’s annual report for the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+5.56%	+5.58%	+5.42%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Barclays Capital (BC) U.S. Government: Intermediate Index, the Lipper VIP General U.S. Government Funds Classification Average and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: © 2011 Morningstar; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FUS-1

Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund outperformed the BC U.S. Government: Intermediate Index’s +4.98% return but underperformed the Lipper VIP General U.S. Government Funds Classification Average’s +5.89% return.1

Economic and Market Overview

The U.S. economy expanded unevenly during the 12-month reporting period. The nation’s economic activity as measured by gross domestic product registered annualized growth rates of 3.7%, 1.7%, 2.6% and an estimated 3.2% in the first, second, third and fourth quarters of 2010, respectively. In the fourth quarter, rising exports, shrinking imports and greater consumer and business spending supported growth. The job market remained sluggish, however, and the unemployment rate was 9.4% in December.2 Challenges to sustained economic recovery include elevated debt concerns and a struggling housing sector.

Crude oil prices began the reporting period at $79 per barrel, but abruptly fell in May when a European debt crisis threatened the global recovery. After a brief rally, prices retreated again in August due to slumping stock prices, reduced demand and abundant inventory levels. Prices quickly recovered after receiving a boost from the falling U.S. dollar and positive economic data and reached a 12-month high of $91 in late December. The pace of inflation slowed during the year, and December’s inflation rate was an annualized 1.5%.2 Similarly, core inflation, which excludes food and energy costs, slowed to a 0.8% annualized rate.2

Early in the year, economic improvement and benign inflation trends prompted Federal Reserve Board (Fed) policymakers to maintain record-low interest rates within a 0% to 0.25% range and discontinue certain stimulus plans. In June, the Fed offered a more restrained view of the economy largely because of developments in Europe and signs the U.S. economic expansion lacked momentum. Consumer confidence tumbled due to disappointing employment numbers, a plunge in home

1. Sources: © 2011 Morningstar; Lipper, Inc. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: Interest rate movements and mortgage prepayment rates may impact the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund’s portfolio adjust to a rise in interest rates, the Fund’s share price may decline. U.S. government securities owned by the Fund, but not shares of the Fund, may be guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will fluctuate with market conditions. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FUS-2

sales spurred by the expiration of a homebuyer tax credit, and fears of a renewed economic slowdown. On several occasions, the Fed reiterated it would maintain the federal funds target rate within a range of 0% to 0.25% for an extended period. In November, concerned about the slowing pace of recovery as well as inflation, which had dipped to a level below its mandate to foster maximum employment and price stability, the Fed said it intended to buy $600 billion of government debt in an effort to correct these conditions.

Investor concerns about weak economic data and the potential spillover effects of the European debt crisis led to market volatility. At times, wary investors favored short-term Treasuries, and Treasury yields dipped to very low levels during the year. Late in the year, encouraging corporate earnings reports, the prospect of Fed intervention and extension of Bush-era tax cuts, boosted investor confidence and fueled an equity market rally, which dampened Treasury prices. For the 12 months under review, however, Treasury prices rose and yields declined, reflecting general investor uncertainty. The two-year Treasury bill yield decreased from 1.14% to 0.61% over the 12-month period, while the 10-year Treasury note yield fell from 3.85% to 3.30%.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

During the year under review, continued easing of monetary policy and the combination of low inflation and tepid economic growth supported bond market performance. The economy gradually improved in the first half of the reporting period as financial systems stabilized and some measures of business activity rose. Markets fluctuated throughout the summer months, but ended the year on a positive note, led by lower unemployment levels and higher consumer spending. The Fed launched a second round of quantitative easing (QE2) measures in November. Although QE2 was widely anticipated, it faced sharp criticism and debates about its efficacy and whether it would have a meaningful impact on the real economy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FUS-3

The overall mortgage-backed securities (MBS) market performed relatively well during the period. The Fed’s Agency MBS Purchase Program continued to support the mortgage sector until it ended in March 2010. The impact of the Fed’s well telegraphed exit from the MBS market was limited, as low mortgage issuance was absorbed by existing demand. Prepayment risk remained heightened, largely due to premium market prices and near historically low mortgage rates. Actual prepayment levels, however, were constrained by the associated cost of refinancing, loss of home equity, tighter underwriting standards and declining home prices.

Ginnie Mae (GNMA) MBS remained relatively attractive in the recent environment as the GNMA current coupon yielded 3.93% at period-end, an income opportunity over both 5- and 10-year Treasuries, which yielded 2.01% and 3.30%.

During the period, GNMA MBS outperformed comparable high credit-quality U.S. Treasuries and their conventional Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS counterparts. Within the sector, higher coupon GNMAs (6.0%) outperformed their mid-coupon (4.5%) counterparts. Coupon performance among GNMA I securities (comprising single-issuer pools) and GNMA II securities (comprising multiple-issuer pools), was mixed.

Franklin U.S. Government Fund takes a consistent and disciplined approach and invests significantly in GNMA mortgage pass-throughs, which remain the only MBS backed by the full faith and credit of the U.S. government.3 The Fund took a collateral intensive research approach to uncover opportunities across the GNMA and agency MBS universe. We believe our experience and continual investment in new technologies can help us identify specified pools and individual securities that offer strong cash flow fundamentals and valuations. We remained weighted toward GNMA I’s, as we believed they offered better value on a historical price-spread basis, but we slightly increased the Fund’s allocation to GNMA II securities over the period. We increased the portfolio’s allocation to some lower coupon MBS. At year-end, our heaviest allocation was in coupons in the 4.5% through 5.5% range.

3. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

FUS-4

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FUS-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin U.S. Government Fund – Class 1

FUS-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,008.30	$2.68
Hypothetical (5% return before expenses)	$1,000	$1,022.53	$2.70

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.53%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FUS-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Year Ended December 31,
Class 1	2010	2009	2008		2007		2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.08	$13.19	$12.89		$12.69		$12.75

Income from investment operations[a]:
Net investment income[b]	0.46	0.51	0.58		0.61		0.59
Net realized and unrealized gains (losses)	0.26	(0.08)	0.39		0.22		(0.07)

Total from investment operations	0.72	0.43	0.97		0.83		0.52

Less distributions from net investment income	(0.46)	(0.54)	(0.67)		(0.63)		(0.58)

Net asset value, end of year	$13.34	$13.08	$13.19		$12.89		$12.69

Total return[c]	5.56%	3.34%	7.91%		6.85%		4.31%
Ratios to average net assets
Expenses	0.52%	0.53%	0.53%	[d]	0.53%	[d]	0.54% [d]
Net investment income	3.47%	3.91%	4.54%		4.83%		4.67%

Supplemental data
Net assets, end of year (000’s)	$157,551	$162,524	$173,018		$167,700		$187,867
Portfolio turnover rate	51.04%	27.51%	17.06%		27.50%		23.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FUS-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.87	$12.99	$12.71	$12.52	$12.59

Income from investment operations[a]:
Net investment income[b]	0.42	0.47	0.54	0.57	0.55
Net realized and unrealized gains (losses)	0.25	(0.08)	0.38	0.22	(0.07)

Total from investment operations	0.67	0.39	0.92	0.79	0.48

Less distributions from net investment income	(0.43)	(0.51)	(0.64)	(0.60)	(0.55)

Net asset value, end of year	$13.11	$12.87	$12.99	$12.71	$12.52

Total return[c]	5.28%	3.09%	7.59%	6.61%	4.02%
Ratios to average net assets
Expenses	0.77%	0.78%	0.78%[d]	0.78%[d]	0.79%[d]
Net investment income	3.22%	3.66%	4.29%	4.58%	4.42%

Supplemental data
Net assets, end of year (000’s)	$703,997	$557,809	$450,603	$379,386	$374,323
Portfolio turnover rate	51.04%	27.51%	17.06%	27.50%	23.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FUS-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.03	$13.15	$13.19

Income from investment operations[b]:
Net investment income[c]	0.41	0.47	0.45
Net realized and unrealized gains (losses)	0.27	(0.09)	0.18

Total from investment operations	0.68	0.38	0.63

Less distributions from net investment income	(0.41)	(0.50)	(0.67)

Net asset value, end of year	$13.30	$13.03	$13.15

Total return[d]	5.21%	2.98%	5.14%
Ratios to average net assets[e]
Expenses	0.87%	0.88%	0.88%	[f]
Net investment income	3.12%	3.56%	4.19%

Supplemental data
Net assets, end of year (000’s)	$5	$5	$5
Portfolio turnover rate	51.04%	27.51%	17.06%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FUS-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities 69.5%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.402%, 6/01/22	$181,621	$189,316
FHLMC, 2.572%, 2/01/19	124,228	129,820

		319,136

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 8.1%
FHLMC Gold 15 Year, 4.50%, 3/01/25	9,587,125	10,072,056
FHLMC Gold 15 Year, 4.50%, 4/01/25	9,727,747	10,180,694
FHLMC Gold 30 Year, 4.00%, 11/01/40	5,992,065	5,956,578
FHLMC Gold 30 Year, 4.50%, 5/01/40	4,414,539	4,529,308
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 6/01/37	9,305,533	9,802,466
FHLMC Gold 30 Year, 5.00%, 6/01/39	9,081,888	9,532,091
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 1/01/35	7,620,630	8,178,204
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	5,501,354	6,044,695
FHLMC Gold 30 Year, 6.50%, 11/01/23 - 5/01/35	2,191,652	2,455,345
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	858,276	975,959
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	33,323	37,945
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	37,560	43,629
FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	1,291,655	1,541,191
FHLMC PC 30 Year, 8.00%, 1/01/17 - 9/01/17	6,935	7,235
FHLMC PC 30 Year, 8.50%, 9/01/20	1,639	1,909

		69,359,305

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%
FNMA, 2.381%, 1/01/18	931,125	971,015
FNMA, 2.404%, 2/01/19	133,501	139,172
FNMA, 2.607%, 9/01/18	321,822	337,262
FNMA, 4.524%, 7/01/19	116,945	117,866
FNMA, 4.829%, 3/01/20	104,127	109,725

		1,675,040

Federal National Mortgage Association (FNMA) Fixed Rate 9.5%
FNMA 15 Year, 5.50%, 6/01/16 - 11/01/17	823,334	887,829
FNMA 15 Year, 5.50%, 1/01/25	15,000,002	16,140,565
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	927,584	1,011,789
FNMA 30 Year, 4.00%, 10/01/40	7,450,591	7,421,600
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/35	5,247,538	5,546,322
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	10,121,508	10,899,316
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	27,067,033	29,499,438
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	5,053,709	5,645,381
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	115,553	132,063
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	190,813	220,263
FNMA 30 Year, 8.50%, 10/01/19 - 8/01/21	2,852	3,281
FNMA 30 Year, 9.00%, 10/01/26	381,120	444,577
FNMA GL 30 Year, 8.00%, 8/01/19 - 6/01/20	56,049	61,620
FNMA PL 30 Year, 5.50%, 4/01/34	3,861,004	4,160,429

		82,074,473

Government National Mortgage Association (GNMA) Fixed Rate 51.7%
GNMA I SF 30 Year, 4.00%, 10/15/40 - 12/15/40	12,011,351	12,124,139
GNMA I SF 30 Year, 4.50%, 9/15/39	9,162,842	9,528,339
GNMA I SF 30 Year, 4.50%, 1/15/39 - 7/15/40	66,477,899	69,187,800
GNMA I SF 30 Year, 4.50%, 7/15/40	13,338,600	13,870,665
GNMA I SF 30 Year, 4.50%, 8/15/40	9,344,526	9,717,271

FUS-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 5.00%, 8/15/39	$10,010,665	$10,651,418
GNMA I SF 30 Year, 5.00%, 2/15/40	15,674,074	16,785,084
GNMA I SF 30 Year, 5.00%, 3/15/40	8,707,826	9,325,054
GNMA I SF 30 Year, 5.00%, 6/15/30 - 6/15/40	69,993,735	74,793,446
GNMA I SF 30 Year, 5.50%, 11/15/28 - 10/15/39	39,911,641	43,381,887
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	22,090,177	24,400,367
GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	6,871,075	7,796,537
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	1,884,211	2,152,604
GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	1,777,936	2,076,819
GNMA I SF 30 Year, 8.00%, 2/15/17 - 6/15/24	519,140	598,758
GNMA I SF 30 Year, 8.25%, 4/15/25	19,654	19,945
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	181,718	208,088
GNMA I SF 30 Year, 9.00%, 6/15/16 - 5/15/20	67,459	76,369
GNMA I SF 30 Year, 9.50%, 7/15/16 - 6/15/21	201,460	228,415
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	115,808	130,674
GNMA II SF 30 Year, 4.00%, 11/20/40	11,043,167	11,136,594
GNMA II SF 30 Year, 4.00%, 12/20/40	5,311,000	5,355,932
GNMA II SF 30 Year, 4.50%, 10/20/39 - 2/20/40	8,598,963	8,943,351
GNMA II SF 30 Year, 4.50%, 7/20/40	13,478,630	14,016,281
GNMA II SF 30 Year, 4.50%, 9/20/40	13,512,704	14,051,714
GNMA II SF 30 Year, 5.00%, 9/20/33 - 6/20/40	23,073,423	24,633,233
GNMA II SF 30 Year, 5.50%, 2/20/36	11,802,125	12,740,831
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	20,704,795	22,380,248
GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	20,121,607	22,138,387
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	1,946,833	2,202,179
GNMA II SF 30 Year, 7.00%, 5/20/32	31,987	36,545
GNMA II SF 30 Year, 7.50%, 5/20/17 - 5/20/33	354,305	403,494
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	37,723	40,832
GNMA II SF 30 Year, 9.50%, 4/20/25	3,105	3,696

		445,136,996

Total Mortgage-Backed Securities (Cost $576,874,158)		598,564,950

U.S. Government and Agency Securities 28.4%
FFCB, 1.50%, 11/16/15	10,000,000	9,720,010
FHLB,
0.875%, 8/22/12	20,000,000	20,107,640
3.625%, 5/29/13	4,500,000	4,798,616
5.125%, 8/14/13	11,000,000	12,187,472
5.375%, 8/19/11	12,000,000	12,376,788
FHLMC, 5.125%, 11/17/17	10,000,000	11,403,840
FICO, 15, Strip, 3/07/16	15,000,000	13,202,175
FNMA,
1.25%, 6/22/12	25,000,000	25,270,625
1.75%, 3/23/11 - 5/07/13	14,900,000	15,097,734
senior note, 5.375%, 6/12/17	26,000,000	29,977,298
HUD, 96-A,
7.63%, 8/01/14	430,000	430,828
7.66%, 8/01/15	607,582	608,869

FUS-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
U.S. Government and Agency Securities (continued)
SBA,
[a]FRN, 2.85%, 6/25/19	$372,935	$381,918
[a]FRN, 3.125%, 3/25/18	555,064	567,893
PC, 1995-20L, 1, 6.45%, 12/01/15	397,297	440,931
PC, 1996-20L, 1, 6.70%, 12/01/16	446,676	487,322
PC, 1997-20G, 1, 6.85%, 7/01/17	546,484	596,616
PC, 1998-20I, 1, 6.00%, 9/01/18	1,538,026	1,676,395
TVA,
5.88%, 4/01/36	5,000,000	5,767,045
zero cpn. to 4/15/12, 8.25% thereafter, 4/15/42	6,000,000	6,220,314
U.S. Treasury Note,
2.375%, 9/30/14	17,000,000	17,610,946
2.375%, 8/31/14 - 10/31/14	15,000,000	15,535,397
2.50%, 4/30/15	18,250,000	18,870,226
3.125%, 8/31/13	12,000,000	12,732,192
4.75%, 5/15/14	8,000,000	8,936,880

Total U.S. Government and Agency Securities (Cost $231,428,832)		245,005,970

Total Investments before Short Term Investments (Cost $808,302,990)		843,570,920

Short Term Investments (Cost $14,434,172) 1.7%
Repurchase Agreements 1.7%
[b]Joint Repurchase Agreement, 0.141%, 1/03/11 (Maturity Value $14,434,342)	14,434,172	14,434,172

Barclays Capital Inc. (Maturity Value $2,485,161)

BNP Paribas Securities Corp. (Maturity Value $2,556,033)

Credit Suisse Securities (USA) LLC (Maturity Value $1,420,051)

Deutsche Bank Securities Inc. (Maturity Value $2,292,751)

HSBC Securities (USA) Inc. (Maturity Value $1,775,135)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,420,051)

Morgan Stanley & Co. Inc. (Maturity Value $1,775,135)

UBS Securities LLC (Maturity Value $710,025)

Collateralized by U.S. Government Agency Securities, 0.50% - 5.75%, 1/07/11 - 10/26/15;
[c]U.S. Treasury Bills, 5/12/11 - 7/28/11; and U.S. Treasury Notes, 0.375% - 1.875%, 9/30/11 - 9/30/17 (valued at $14,746,286)

Total Investments (Cost $822,737,162) 99.6%		858,005,092
Other Assets, less Liabilities 0.4%		3,548,061

Net Assets 100.0%		$861,553,153

See Abbreviations on page FUS-22.

†Rounds to less than 0.1% of net assets.

aThe coupon rate shown represents the rate at period end.

bSee Note 1(b) regarding joint repurchase agreement.

cThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FUS-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$808,302,990
Cost - Repurchase agreements	14,434,172

Total cost of investments	$822,737,162

Value - Unaffiliated issuers	$843,570,920
Value - Repurchase agreements	14,434,172

Total value of investments	858,005,092
Receivables:
Investment securities sold	12,224
Capital shares sold	704,069
Interest	3,650,667
Other assets	93

Total assets	862,372,145

Liabilities:
Payables:
Affiliates	643,501
Reports to shareholders	129,582
Accrued expenses and other liabilities	45,909

Total liabilities	818,992

Net assets, at value	$861,553,153

Net assets consist of:
Paid-in capital	$815,220,434
Undistributed net investment income	28,069,944
Net unrealized appreciation (depreciation)	35,267,930
Accumulated net realized gain (loss)	(17,005,155)

Net assets, at value	$861,553,153

Class 1:
Net assets, at value	$157,551,324

Shares outstanding	11,807,574

Net asset value and maximum offering price per share	$13.34

Class 2:
Net assets, at value	$703,996,790

Shares outstanding	53,680,553

Net asset value and maximum offering price per share	$13.11

Class 4:
Net assets, at value	$5,039

Shares outstanding	379

Net asset value and maximum offering price per share	$13.30

The accompanying notes are an integral part of these financial statements.

FUS-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Franklin U.S. Government Fund
Investment income:
Interest	$32,361,875

Expenses:
Management fees (Note 3a)	3,898,824
Distribution fees: (Note 3c)
Class 2	1,622,228
Class 4	18
Unaffiliated transfer agent fees	880
Custodian fees (Note 4)	12,123
Reports to shareholders	215,797
Professional fees	42,232
Trustees’ fees and expenses	3,580
Other	63,137

Total expenses	5,858,819

Net investment income	26,503,056

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	545,240
Net change in unrealized appreciation (depreciation) on investments	13,639,024

Net realized and unrealized gain (loss)	14,184,264

Net increase (decrease) in net assets resulting from operations	$40,687,320

The accompanying notes are an integral part of these financial statements.

FUS-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$26,503,056	$25,159,362
Net realized gain (loss) from investments	545,240	1,136,390
Net change in unrealized appreciation (depreciation) on investments	13,639,024	(5,729,636)

Net increase (decrease) in net assets resulting from operations	40,687,320	20,566,116

Distributions to shareholders from net investment income:
Class 1	(5,536,228)	(6,764,185)
Class 2	(21,255,018)	(18,929,900)
Class 4	(156)	(189)

Total distributions to shareholders	(26,791,402)	(25,694,274)

Capital share transactions: (Note 2)
Class 1	(8,339,790)	(9,317,944)
Class 2	135,659,032	111,158,235

Total capital share transactions	127,319,242	101,840,291

Net increase (decrease) in net assets	141,215,160	96,712,133
Net assets:
Beginning of year	720,337,993	623,625,860

End of year	$861,553,153	$720,337,993

Undistributed net investment income included in net assets:
End of year	$28,069,944	$25,992,959

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin U.S. Government Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2010, 55.89% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2010.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010[a]		2009[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	792,069	$10,574,203	763,621	$10,042,333
Shares issued in reinvestment of distributions	422,290	5,536,228	531,776	6,764,185
Shares redeemed	(1,831,372)	(24,450,221)	(1,989,207)	(26,124,462)

Net increase (decrease)	(617,013)	$(8,339,790)	(693,810)	$(9,317,944)

Class 2 Shares:
Shares sold	19,436,114	$255,318,751	18,952,917	$245,236,722
Shares issued in reinvestment of distributions	1,647,676	21,255,018	1,510,766	18,929,900
Shares redeemed	(10,741,522)	(140,914,737)	(11,812,087)	(153,008,387)

Net increase (decrease)	10,342,268	$135,659,032	8,651,596	$111,158,235

[a]During	the year Class 4 did not report any share transactions.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

FUS-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2010, Advisers owned 100% of the Fund’s Class 4 outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2011	$4,558,723
2012	3,331,578
2013	2,102,640
2014	1,618,397
2015	2,329,071
2016	841,479
2017	401,851
2018	426,637

$15,610,376

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2010, the Fund deferred realized capital losses of $1,394,022.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$26,791,402	$25,694,274

FUS-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

5. INCOME TAXES (continued)

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$823,817,159

Unrealized appreciation	$36,670,317
Unrealized depreciation	(2,482,384)

Net unrealized appreciation (depreciation)	$34,187,933

Distributable earnings – undistributed ordinary income	$29,149,177

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $524,867,688 and $398,668,317, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

FUS-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

8. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2010, all of the Fund’s investments in securities carried at fair value were in Level 2 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

9. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FICO - Financing Corp.
FRN - Floating Rate Note
GL - Government Loan
HUD - Housing and Urban Development
PC - Participation Certificate
PL - Project Loan
SBA - Small Business Administration
SF - Single Family
TVA - Tennessee Valley Authority

FUS-22

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

FUS-23

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

This annual report for Mutual Global Discovery Securities Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+12.24%	+6.60%	+8.39%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Global Discovery Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

MGD-1

Fund Goal and Main Investments: Mutual Global Discovery Securities Fund seeks capital appreciation. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to the MSCI World Index, which generated a +12.34% total return, but underperformed the S&P 500, which posted a +15.06% total return for the same period.1

Economic and Market Overview

During the year under review, equities advanced against a backdrop of heightened volatility and uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Policymakers in these regions began raising interest rates toward period-end to combat inflation and speculative investment. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures. The U.S. Federal Reserve Board (Fed), having already brought official interest rates close to zero, began directly purchasing government securities as part of an extreme policy measure known as quantitative easing. Further promoting the U.S. recovery, the traditionally pro-business Republican Party gained control of the House of Representatives in mid-term elections and President Obama extended Bush-era tax cuts. In Europe, ballooning fiscal deficits took their toll on peripheral nations and growing concerns of potential sovereign defaults significantly roiled equity markets on several occasions during the period. The European Central Bank responded by pledging 750 billion euros in the spring with the intent to forestall defaults, stabilize markets and restore confidence in the euro currency, followed by further backstops in the autumn as Ireland and the rest of the periphery came under renewed duress.

The combination of intrinsic growth drivers in emerging markets and stimulus-induced support in the developed world encouraged the

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s investment in certain hedging and derivative instruments may involve a small investment relative to the risk assumed. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

MGD-2

global economic recovery, and equity markets responded favorably. By the end of 2010, global equity markets recouped all losses suffered since Lehman Brothers Holdings’ 2008 bankruptcy. Commodities surged in the second half of 2010 due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro, which bore the burden of the region’s fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains, though Treasury prices declined considerably in the final quarter as Fed policies appeared to improve growth expectations. Although market conditions remained accommodative and corporate profitability improved, critical economic fundamentals such as employment, home prices and credit creation remained substantially depressed at period-end, leading many investors to question the true health of the global economy and the sustainability of the recovery.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

MGD-3

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Against the backdrop of a global stock market advance, several Fund holdings increased in value and added to the Fund’s return. Three particularly strong Fund performers were Denmark-based brewer Carlsberg, German automaker Volkswagen and U.K.-based British American Tobacco (BAT).

Shares of Danish beer brewer Carlsberg performed well as the outlook for its largest market, Russia, improved beginning around the middle of the year. Earlier in 2010, weak consumer demand along with regulatory and taxation challenges weighed on the company’s operations in the Russian market. However, data released in 2010’s second quarter suggested business was beginning to improve, and by the third quarter it appeared to us that the negative impacts on Carlsberg would be less than we had than initially anticipated. In addition, proposals on future regulatory changes with regard to beer sales turned out to be less severe than first expected. As a result, investor confidence in Carlsberg’s ability to achieve its longer-term margin targets in western Europe rose and the share price climbed.

We bought Volkswagen’s stock in 2010 when it offered what we believed was an attractive combination of historically below-average valuation, a solid balance sheet combined with conservative accounting policies that understated the group’s industrial cash flows and earnings, and a strong global presence. The company is Europe’s largest automotive group and has market share not only in Europe but also in North America, South America and China. During the year, Volkswagen announced its intention to merge its operations with those of Porsche. We feel this is a synergistic move that, if finalized, may enhance the company’s sales and profit development.

Top 10 Sectors/Industries

Mutual Global Discovery Securities Fund Based on Equity Securities

12/31/10

% of Total Net Assets
Tobacco	9.9%
Commercial Banks	5.7%
Food Products	4.3%
Food & Staples Retailing	3.5%
Beverages	3.5%
Software	3.4%
Media	3.3%
Insurance	3.3%
Oil, Gas & Consumable Fuels	3.2%
Industrial Conglomerates	3.2%

MGD-4

BAT’s unit volume trends improved as the year unfolded. At year-end, Russia, an important market for BAT sales, appeared poised to reach a bottom, in our view. In addition, a multi-year productivity program and positive pricing contributed to the company’s ability to expand profit margins and deliver earnings growth that exceeded analyst expectations. The company believes further productivity gains and margin expansion remain to be captured in 2011 and beyond as it implements SAP business technology solutions, rationalizes duplicative functions and adopts “best practices” across its business segments. We believe BAT can benefit from an attractive geographic mix as the company has the largest exposure to emerging markets, and their associated growth opportunities, among its major industry peers. Like many other consumer staples companies, BAT typically generates significant free cash flow, and the company historically has used this cash flow to enhance shareholder value by making accretive acquisitions, paying generous dividends and buying back stock.

In contrast, several Fund investments decreased in value. Three holdings among the largest detractors from Fund performance were German utility conglomerate E.ON, one of the world’s largest investor-owned power and gas companies; Bank of America; and Intesa Sanpaolo (Intesa), an Italian financial services conglomerate.

Shares of E.ON fell in value early in 2010, as power fundamentals remained weak in many of the geographic regions the company serves. In addition, operating profit in its natural gas division was hurt by lower natural gas prices, which were soft throughout the better portion of the year, especially in relation to oil prices. Such prices are used in the pricing of the majority of the company’s long-term natural gas supply contracts. At year-end, we continued to view the stock positively because we believe it has a significant and diversified asset base and an attractive dividend policy. In addition, the recently appointed, new CEO appeared to be focused on improving E.ON’s operational efficiencies, which may benefit the company’s future stock price.

Bank of America detracted from the Fund’s performance largely due to concerns about potential mortgage losses, particularly those stemming from the Countrywide Home Loans business it acquired in 2008. In addition, new U.S. financial regulations that may pressure consumer-related fees also weighed on the stock. In our view, Bank of America has leading positions across all its businesses, its capital position is solid, credit costs continued to decline, and the mortgage loss issue appeared manageable.

Top 10 Holdings

Mutual Global Discovery

Securities Fund

12/31/10

Company Sector/Industry, Country	% of Total Net Assets
British American Tobacco PLC	2.8%
Tobacco, U.K.
Nestle SA	2.5%
Food Products, Switzerland
Imperial Tobacco Group PLC	2.2%
Tobacco, U.K.
Vodafone Group PLC	2.1%
Wireless Telecommunication Services, U.K.
Jardine Strategic Holdings Ltd.	2.0%
Industrial Conglomerates, Hong Kong
Schindler Holding AG	2.0%
Machinery, Switzerland
Royal Dutch Shell PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.
CVS Caremark Corp.	1.8%
Food & Staples Retailing, U.S.
Pernod Ricard SA	1.7%
Beverages, France
Lorillard Inc.	1.7%
Tobacco, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

MGD-5

Leading Italian bank Intesa lost value in 2010 largely due to Italy’s sovereign debt concerns. In addition, company earnings during the year were pressured by the low interest rate environment as well as market concerns that it might need to raise additional capital to comply with new Basel rules (a set of international bank supervision accords that offer recommendations on banking laws and regulations). In our view, Intesa is fundamentally a traditional retail and commercial bank with limited exposure to investment banking and virtually no exposure to peripheral sovereign debt outside Italy. It has a very strong balance sheet, in terms of leverage and liquidity, and we believe the company’s capital position is adequate given its business mix. From our perspective, the stock remains attractive on both book and earnings metrics.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies weakened in relation to the U.S. dollar in 2010, and our hedging strategy aided Fund performance during the year.

Thank you for your participation in Mutual Global Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

MGD-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Global Discovery Securities Fund – Class 1

MGD-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,153.20	$5.32
Hypothetical (5% return before expenses)	$1,000	$1,020.27	$4.99

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.98%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MGD-8

SUPPLEMENT DATED DECEMBER 31, 2010

TO THE PROSPECTUS

DATED MAY 1, 2010

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows.

1.  The portfolio management team under “Fund Summaries – Portfolio Managers” section on Page MGD-S4 is revised as follows:

Portfolio Managers

PETER A. LANGERMAN Chairman, President and Chief Executive Officer of Franklin Mutual and portfolio manager of the Fund since 2005.

PHILIPPE BRUGERE-TRELAT Executive Vice President of Franklin Mutual and portfolio manager of the Fund since 2009.

TIMOTHY RANKIN, CFA Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since December 2010.

2.  The portfolio management team under “Fund Details – Management” section on page MGD-D6 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities they consider to be undervalued. The portfolio managers of the team are as follows:

PETER LANGERMAN

Chairman, President and Chief Executive Officer of Franklin Mutual

Mr. Langerman has been a co-lead portfolio manager since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Fund, before leaving in 2002 and serving as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the predecessor of Franklin Mutual.

PHILIPPE BRUGERE-TRELAT

Executive Vice President of Franklin Mutual

Mr. Brugere-Trelat has been a co-lead portfolio manager of the Fund since 2009. He joined Franklin Templeton Investments in 2004. Previously, he was president and portfolio manager of Eurovest.

MGD-9

TIMOTHY RANKIN, CFA

Portfolio Manager of Franklin Mutual

Mr. Rankin has been a portfolio manager of the Fund since December 2010. Prior to rejoining Franklin Templeton Investments in June 2010, he was managing director of Blue Harbor Group, LLC, a private investment firm focused on small- and mid-cap North American companies. Previously, he worked at Franklin Templeton investments from 1997 through 2004.

As co-lead portfolio managers of the Fund, Mr. Langerman and Mr. Brugere-Trelat have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time. Mr. Rankin provides the Fund with research and advice on the purchases and sales of individual securities, and portfolio risk assessment.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute

Please retain this supplement for future reference.

MGD-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.14	$16.12	$24.08	$22.05	$18.85

Income from investment operations[a]:
Net investment income[b]	0.38	0.19 [c]	0.37	0.47	0.52
Net realized and unrealized gains (losses)	1.94	3.57	(6.95)	2.22	3.69

Total from investment operations	2.32	3.76	(6.58)	2.69	4.21

Less distributions from:
Net investment income	(0.30)	(0.26)	(0.52)	(0.38)	(0.25)
Net realized gains	—	(0.48)	(0.86)	(0.28)	(0.76)

Total distributions	(0.30)	(0.74)	(1.38)	(0.66)	(1.01)

Net asset value, end of year	$21.16	$19.14	$16.12	$24.08	$22.05

Total return[d]	12.24%	23.63%	(28.29)%	12.17%	23.32%
Ratios to average net assets
Expenses[e,f]	1.00%	1.06%	0.98%	0.97%	1.03%
Expenses incurred in connection with securities sold short	0.02%	0.09%	0.01%	—% [g]	0.03%
Net investment income	1.93%	1.07% [c]	1.82%	1.96%	2.44%

Supplemental data
Net assets, end of year (000’s)	$84,213	$86,755	$81,320	$142,751	$146,229
Portfolio turnover rate	49.31%	43.35%	22.76%	28.20%	19.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.26%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

f Includes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

g Rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

MGD-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.81	$15.85	$23.69	$21.73	$18.60

Income from investment operations[a]:
Net investment income[b]	0.33	0.14 [c]	0.32	0.40	0.43
Net realized and unrealized gains (losses)	1.91	3.50	(6.84)	2.18	3.68

Total from investment operations	2.24	3.64	(6.52)	2.58	4.11

Less distributions from:
Net investment income	(0.25)	(0.20)	(0.46)	(0.34)	(0.22)
Net realized gains	—	(0.48)	(0.86)	(0.28)	(0.76)

Total distributions	(0.25)	(0.68)	(1.32)	(0.62)	(0.98)

Net asset value, end of year	$20.80	$18.81	$15.85	$23.69	$21.73

Total return[d]	11.96%	23.31%	(28.45)%	11.85%	23.06%
Ratios to average net assets
Expenses[e,f]	1.25%	1.31%	1.23%	1.22%	1.28%
Expenses incurred in connection with securities sold short	0.02%	0.09%	0.01%	—% [g]	0.03%
Net investment income	1.68%	0.82% [c]	1.57%	1.71%	2.19%

Supplemental data
Net assets, end of year (000’s)	$1,351,223	$1,309,852	$1,113,720	$1,867,484	$1,365,575
Portfolio turnover rate	49.31%	43.35%	22.76%	28.20%	19.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.01%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fIncludes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

MGD-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.02	$16.07	$22.50

Income from investment operations[b]:
Net investment income[c]	0.31	0.11 [d]	0.09
Net realized and unrealized gains (losses)	1.94	3.56	(5.14)

Total from investment operations	2.25	3.67	(5.05)

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.52)
Net realized gains	—	(0.48)	(0.86)

Total distributions	(0.25)	(0.72)	(1.38)

Net asset value, end of year	$21.02	$19.02	$16.07

Total return[e]	11.87%	23.19%	(23.48)%
Ratios to average net assets[f]
Expenses[g,h]	1.35%	1.41%	1.33%
Expenses incurred in connection with securities sold short	0.02%	0.09%	0.01%
Net investment income	1.58%	0.72% [d]	1.47%

Supplemental data
Net assets, end of year (000’s)	$70,613	$59,178	$23,981
Portfolio turnover rate	49.31%	43.35%	22.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.91%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

The accompanying notes are an integral part of these financial statements.

MGD-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 84.8%
Airlines 0.0%
[a,b,c]Northwest Airlines Corp., Contingent Distribution	United States	8,167,000	$—

Auto Components 0.3%
[a,b,c]Collins & Aikman Products Co., Contingent Distribution	United States	218,708	2,187
[a,b,c]Dana Holding Corp., Contingent Distribution	United States	2,673,000	—
[a,d]IACNA Investor LLC	United States	47,271	473
[a,d,e]International Automotive Components Group Brazil LLC	Brazil	424,073	750,244
[a,d,e]International Automotive Components Group North America LLC	United States	3,000,220	3,802,599

			4,555,503

Automobiles 1.5%
[a]Daimler AG (EUR Traded)	Germany	323,994	22,069,899
[a]Daimler AG (USD Traded)	Germany	2,800	189,224

			22,259,123

Beverages 3.5%
Carlsberg AS, B	Denmark	148,272	14,861,260
Coca-Cola Enterprises Inc.	United Kingdom	189,800	4,750,694
Dr. Pepper Snapple Group Inc.	United States	191,410	6,729,976
Pernod Ricard SA	France	275,378	25,919,704

			52,261,634

Biotechnology 1.5%
[a]Amgen Inc.	United States	135,290	7,427,421
[a]Genzyme Corp.	United States	207,050	14,741,960

			22,169,381

Capital Markets 2.7%
Morgan Stanley	United States	626,650	17,051,147
[a]UBS AG (CHF Traded)	Switzerland	1,445,336	23,753,648

			40,804,795

Chemicals 1.5%
Airgas Inc.	United States	118,431	7,397,200
[a,b,c]Dow Corning Corp., Contingent Distribution	United States	300,000	—
Linde AG	Germany	97,340	14,786,094

			22,183,294

Commercial Banks 5.7%
[a,d,f]The Bankshares Inc.	United States	800,000	2,905,224
Barclays PLC	United Kingdom	3,900,124	15,984,713
BNP Paribas	France	262,466	16,716,533
[a,d]Elephant Capital Holdings Ltd.	Japan	1,903	—
Intesa Sanpaolo SpA	Italy	3,779,142	10,262,761
[a,d]NCB Warrant Holdings Ltd., A	Japan	9,306	—
PNC Financial Services Group Inc.	United States	242,430	14,720,350
Wells Fargo & Co.	United States	802,340	24,864,517

			85,454,098

Commercial Services & Supplies 0.4%
[a]Comdisco Holding Co. Inc.	United States	44	385
[a,b,c]Comdisco Holding Co. Inc., Contingent Distribution	United States	1,863,000	—
[a]Edenred	France	266,512	6,315,866

			6,316,251

MGD-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Computers & Peripherals 0.8%
[a,b,c]DecisionOne Corp., Contingent Distribution	United States	33,639	$—
Hewlett-Packard Co.	United States	301,620	12,698,202

			12,698,202

Construction & Engineering 0.0%†
Vinci SA	France	8,630	469,642

Construction Materials 0.5%
CRH PLC	Ireland	337,406	6,996,156

Consumer Finance 0.3%
[a,d]Cerberus CG Investor I LLC	United States	2,431,677	1,969,658
[a,d]Cerberus CG Investor II LLC	United States	2,431,640	1,969,629
[a,d]Cerberus CG Investor III LLC	United States	1,215,984	984,947

			4,924,234

Containers & Packaging 0.6%
Rexam PLC	United Kingdom	1,624,544	8,455,200

Diversified Financial Services 2.7%
Bank of America Corp.	United States	1,311,930	17,501,146
Deutsche Boerse AG	Germany	247,739	17,167,186
[a,b,c]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	—
[a,g]North American Financial Holdings Inc., A, 144A	United States	88,507	1,548,873
[a,g]North American Financial Holdings Inc., B, 144A, non-voting	United States	259,909	4,548,407

			40,765,612

Diversified Telecommunication Services 1.9%
AboveNet Inc.	United States	38,361	2,242,584
Cable & Wireless Communication PLC	United Kingdom	3,585,816	2,721,681
Cable & Wireless Worldwide PLC	United Kingdom	3,585,816	3,672,731
[a,b,c]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
Telefonica SA	Spain	909,701	20,645,600

			29,282,596

Electric Utilities 2.7%
[a,b,c]Calpine Corp., Contingent Distribution	United States	1,400,000	—
E.ON AG	Germany	485,720	14,857,036
Exelon Corp.	United States	459,650	19,139,826
[d]Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	1,361,600	—
[c]Prime Infrastructure Group	Australia	1,361,600	6,878,803

			40,875,665

Electrical Equipment 0.9%
Alstom SA	France	274,010	13,126,402

Energy Equipment & Services 1.8%
[a]Petroleum Geo-Services ASA	Norway	11,710	182,711
[a]Pride International Inc.	United States	319,600	10,546,800
Seadrill Ltd.	Bermuda	267,435	9,057,497
[a]Transocean Ltd.	United States	117,343	8,156,512

			27,943,520

MGD-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Food & Staples Retailing 3.5%
Carrefour SA	France	448,729	$18,518,861
CVS Caremark Corp.	United States	766,540	26,652,596
Koninklijke Ahold NV	Netherlands	547,430	7,232,437

			52,403,894

Food Products 4.3%
Farmer Brothers Co.	United States	60,060	1,069,068
Kraft Foods Inc., A	United States	762,346	24,021,523
Lotte Confectionery Co. Ltd.	South Korea	135	181,565
Nestle SA	Switzerland	653,031	38,279,922
Nong Shim Co. Ltd.	South Korea	11,291	2,049,247

			65,601,325

Health Care Equipment & Supplies 3.1%
Alcon Inc.	Switzerland	68,860	11,251,724
Beckman Coulter Inc.	United States	154,480	11,621,530
[a]Boston Scientific Corp.	United States	883,480	6,687,944
Medtronic Inc.	United States	323,710	12,006,404
[a]Zimmer Holdings Inc.	United States	87,187	4,680,198

			46,247,800

Health Care Providers & Services 1.7%
Rhoen-Klinikum AG	Germany	608,573	13,408,533
UnitedHealth Group Inc.	United States	333,450	12,040,879

			25,449,412

Hotels, Restaurants & Leisure 1.4%
Accor SA	France	278,320	12,398,342
Ladbrokes PLC	United Kingdom	4,875,840	9,371,876

			21,770,218

Household Durables 0.4%
Stanley Black & Decker Inc.	United States	93,467	6,250,138

Independent Power Producers & Energy Traders 0.8%
[a]NRG Energy Inc.	United States	644,630	12,596,070

Industrial Conglomerates 3.2%
Jardine Matheson Holdings Ltd.	Hong Kong	398,522	17,534,968
Jardine Strategic Holdings Ltd.	Hong Kong	1,097,650	30,382,952

			47,917,920

Insurance 3.3%
ACE Ltd.	United States	356,360	22,183,410
[a]Alleghany Corp.	United States	4,148	1,270,823
E-L Financial Corp. Ltd.	Canada	8,478	4,219,021
[a,d]Imagine Group Holdings Ltd.	Bermuda	172,409	2,142,354
[a,d]Olympus Re Holdings Ltd.	United States	2,140	813
PartnerRe Ltd.	Bermuda	151,240	12,152,134
Zurich Financial Services AG	Switzerland	27,980	7,255,627

			49,224,182

IT Services 0.0%†
[d]Glodyne Technoserve Ltd.	India	1,331	19,161

Machinery 2.0%
Schindler Holding AG, PC	Switzerland	253,797	30,053,478

MGD-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Marine 1.5%
A.P. Moller - Maersk AS, B	Denmark	2,494	$22,607,218

Media 3.3%
British Sky Broadcasting Group PLC	United Kingdom	1,015,781	11,671,837
Comcast Corp., Special A	United States	244,000	5,077,640
Daekyo Co. Ltd.	South Korea	5,820	31,144
Eutelsat Communications	France	520,271	19,063,236
Time Warner Cable Inc.	United States	105,970	6,997,199
Time Warner Inc.	United States	222,200	7,148,174

			49,989,230

Metals & Mining 0.1%
[a]ThyssenKrupp AG	Germany	34,591	1,438,662

Multi-Utilities 1.8%
GDF Suez	France	630,284	22,638,912
Hera SpA	Italy	1,864,274	3,863,102

			26,502,014

Office Electronics 1.1%
Xerox Corp.	United States	1,514,117	17,442,628

Oil, Gas & Consumable Fuels 3.2%
BP PLC	United Kingdom	769,413	5,594,463
Royal Dutch Shell PLC, A	United Kingdom	808,307	26,740,864
Total SA, B	France	275,896	14,634,017
Total SA, B, ADR	France	19,340	1,034,303

			48,003,647

Pharmaceuticals 2.8%
Eli Lilly & Co.	United States	539,140	18,891,466
Pfizer Inc.	United States	1,320,541	23,122,673

			42,014,139

Real Estate Investment Trusts (REITs) 1.7%
The Link REIT	Hong Kong	8,192,115	25,453,789

Real Estate Management & Development 0.9%
[c]Canary Wharf Group PLC	United Kingdom	487,324	2,112,892
Great Eagle Holdings Ltd.	Hong Kong	1,613,524	5,023,774
Swire Pacific Ltd., B	Hong Kong	1,949,472	5,831,486

			12,968,152

Software 3.4%
[a]McAfee Inc.	United States	149,280	6,913,157
Microsoft Corp.	United States	806,798	22,525,800
Nintendo Co. Ltd.	Japan	47,500	13,944,256
[a]Symantec Corp.	United States	431,550	7,224,147

			50,607,360

Tobacco 9.9%
Altria Group Inc.	United States	604,821	14,890,693
British American Tobacco PLC	United Kingdom	1,112,353	42,769,859
Imperial Tobacco Group PLC	United Kingdom	1,082,017	33,306,387
ITC Ltd.	India	240,863	940,019
Lorillard Inc.	United States	311,020	25,522,301
Philip Morris International Inc.	United States	204,981	11,997,538
Reynolds American Inc.	United States	629,900	20,547,338

			149,974,135

MGD-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Transportation Infrastructure 0.0%†
Groupe Eurotunnel SA	France	46,867	$412,542

Wireless Telecommunication Services 2.1%
Vodafone Group PLC	United Kingdom	12,007,170	31,078,025

Total Common Stocks and Other Equity Interests (Cost $1,050,093,446)			1,277,566,447

Preferred Stocks 0.8%
Automobiles 0.7%
Volkswagen AG, pfd.	Germany	66,093	10,769,943

Diversified Financial Services 0.1%
[a,d]Hightower Holding LLC, pfd., A, Series 2	United States	557,107	1,158,855

Total Preferred Stocks (Cost $7,085,450)			11,928,798

		Principal Amount
Corporate Bonds, Notes and Senior Floating Rate Interests 3.8%
[h]Avaya Inc., Term Loan B-1, FRN, 3.034%, 10/26/14	United States	$681,521	645,863
[d]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	1,443	1,443
[d,i]Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	1,897,400	1,536,894
[d,i]Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	1,897,400	1,536,894
[d,i]Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	948,700	768,447
CIT Group Inc., senior secured sub. bond, 7.00%, 5/01/16	United States	8,060,424	8,110,802
senior secured sub. bond, 7.00%, 5/01/17	United States	6,810,931	6,844,986
[h]Term Loan Tranche 3, FRN, 6.25%, 8/11/15	United States	1,242,135	1,268,789
[h]First Data Corp., Term Loan, FRN, 3.011%, 9/24/14
B-1	United States	4,898,413	4,526,824
B-2	United States	1,092,923	1,010,015
B-3	United States	364,594	337,376
[d,e]International Automotive Components Group North America LLC, 11.00%, 11/12/14	United States	407,500	407,500
[h]Realogy Corp., FRN,
Delayed Draw Term Loan B, 3.286%, 10/10/13	United States	6,232,983	5,862,513
Initial Term Loan B, 3.286%, 10/10/13	United States	8,885,340	8,357,222
Synthetic Letter of Credit, 3.254%, 10/10/13	United States	989,608	930,788
Seadrill Ltd., cvt., senior note, 3.625%, 11/08/12	Bermuda	1,400,000	1,743,000
[h]Texas Competitive Electric Holdings Co. LLC, Delayed Draw Term Loan, FRN, 3.764%, 10/10/14	United States	10,973,890	8,434,653
[h]Trident Exploration Corp., Exit Term Loan, FRN, 12.50%, 5/17/14	United States	4,010,845	4,251,496

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $54,073,996)			56,575,505

		Shares
Companies in Liquidation 0.0%†
[a]Adelphia Recovery Trust	United States	5,379,562	53,796
[a,b]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	38,677
[a,b,c]Century Communications Corp., Contingent Distribution	United States	1,074,000	—
[a,d]FIM Coinvestor Holdings I LLC	United States	2,077,368	—

Total Companies in Liquidation (Cost $497,457)			92,473

Total Investments before Short Term Investments (Cost $1,111,750,349)			1,346,163,223

MGD-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Global Discovery Securities Fund	Country	Principal Amount	Value
Short Term Investments 9.0%
U.S. Government and Agency Securities 9.0%
[j]FHLB, 1/03/11 - 1/05/11	United States	$19,300,000	$19,299,990
[j]U.S. Treasury Bills, 4/07/11	United States	20,000,000	19,993,360
1/06/11 - 5/19/11	United States	67,000,000	66,987,774
6/23/11	United States	30,000,000	29,975,490

Total U.S. Government and Agency Securities (Cost $136,246,438)			136,256,614

Total Investments before Money Market Funds (Cost $1,247,996,787)			1,482,419,837

		Shares
Money Market Funds (Cost $31,953) 0.0%†
[a]Bank of New York Institutional Cash Reserve Fund, Series B	United States	31,953	25,562

Total Investments (Cost $1,248,028,740) 98.4%			1,482,445,399
Other Assets, less Liabilities 1.6%			23,604,049

Net Assets 100.0%			$1,506,049,448

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the aggregate value of these securities was $8,993,882, representing 0.60% of net assets.

dSee Note 9 regarding restricted securities.

eAt December 31, 2010, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

fSee Note 12 regarding holdings of 5% voting securities.

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the aggregate value of these securities was $6,097,280, representing 0.40% of net assets.

hThe coupon rate shown represents the rate at period end.

iSee Note 7 regarding credit risk and defaulted securities.

jThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

MGD-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Global Discovery Securities Fund

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BOFA	Sell	926,936	$1,412,335	1/12/11	$—	$(33,685)
British Pound	DBAB	Sell	900,000	1,380,537	1/12/11	—	(23,463)
British Pound	BOFA	Buy	660,000	1,052,971	1/12/11	—	(23,371)
British Pound	DBAB	Buy	240,000	380,628	1/12/11	—	(6,228)
British Pound	BOFA	Buy	161,189	251,071	1/12/11	384	—
British Pound	DBAB	Sell	3,369,169	5,369,017	1/12/11	113,113	—
British Pound	SSBT	Sell	30,105,949	48,613,431	1/12/11	1,648,150	—
Euro	BZWS	Sell	33,775,000	42,976,825	1/18/11	—	(2,204,366)
Euro	SSBT	Sell	8,750,000	11,118,625	1/18/11	—	(586,347)
Euro	BOFA	Sell	5,704,957	7,267,374	1/18/11	—	(364,211)
Euro	DBAB	Sell	1,860,000	2,392,648	1/18/11	—	(95,494)
Euro	BOFA	Buy	2,320,729	3,184,981	1/18/11	—	(80,516)
Euro	DBAB	Buy	1,800,825	2,466,347	1/18/11	—	(57,363)
Euro	SSBT	Buy	128,393	165,490	1/18/11	6,263	—
Euro	BOFA	Buy	1,166,398	1,515,573	1/18/11	44,731	—
Euro	DBAB	Buy	1,028,255	1,337,521	1/18/11	37,987	—
Euro	DBAB	Sell	710,000	951,427	1/18/11	1,652	—
Danish Krone	HAND	Sell	116,126,930	19,956,923	1/24/11	—	(882,290)
Danish Krone	HAND	Buy	38,838,939	7,193,924	1/24/11	—	(224,197)
Danish Krone	SSBT	Sell	1,975,000	335,844	1/24/11	—	(18,573)
Danish Krone	SSBT	Buy	2,700,000	492,832	1/24/11	—	(8,312)
Danish Krone	DBAB	Buy	1,895,020	345,510	1/24/11	—	(5,445)
Danish Krone	HAND	Buy	16,825,477	2,917,766	1/24/11	101,600	—
Danish Krone	BOFA	Buy	4,200,000	733,676	1/24/11	20,023	—
South Korean Won	BOFA	Sell	7,588,263,750	6,335,000	1/24/11	—	(422,798)
South Korean Won	DBAB	Sell	5,055,775,000	4,195,000	1/24/11	—	(307,467)
South Korean Won	DBAB	Buy	1,288,000,000	1,152,160	1/24/11	—	(5,120)
South Korean Won	BOFA	Buy	7,588,263,750	6,629,041	1/24/11	128,757	—
South Korean Won	DBAB	Buy	2,036,810,175	1,785,633	1/24/11	28,267	—
Danish Krone	HAND	Buy	28,589,188	5,334,290	1/25/11	—	(203,915)
Danish Krone	BOFA	Buy	3,290,000	602,995	1/25/11	—	(12,599)
Danish Krone	HAND	Buy	6,562,762	1,163,709	1/25/11	13,989	—
Danish Krone	HAND	Sell	66,013,087	12,377,183	1/25/11	531,029	—
Canadian Dollar	DBAB	Sell	3,182,146	3,115,597	1/31/11	—	(73,572)
Swiss Franc	SSBT	Sell	31,055,484	30,063,392	2/10/11	—	(3,203,153)
Swiss Franc	DBAB	Sell	1,932,296	1,980,000	2/10/11	—	(89,870)
Swiss Franc	DBAB	Buy	857,777	866,949	2/10/11	51,899	—
Swiss Franc	BOFA	Buy	273,194	291,760	2/10/11	884	—
Swiss Franc	SSBT	Buy	151,409	161,608	2/10/11	581	—
British Pound	BZWS	Buy	120,000	191,125	2/14/11	—	(3,973)
British Pound	BZWS	Sell	26,439,241	42,105,285	2/14/11	870,644	—
British Pound	BOFA	Sell	2,070,000	3,313,387	2/14/11	93,409	—
British Pound	DBAB	Sell	1,285,000	2,054,393	2/14/11	54,504	—
Euro	BOFA	Sell	41,122,198	52,670,524	2/28/11	—	(2,330,871)
Euro	BZWS	Sell	16,852,884	21,655,956	2/28/11	—	(884,963)
Euro	DBAB	Buy	1,907,503	2,581,847	2/28/11	—	(30,541)
Euro	BOFA	Buy	1,391,812	1,888,546	2/28/11	—	(26,982)
Euro	DBAB	Sell	440,000	571,556	2/28/11	—	(16,949)
Euro	DBAB	Buy	1,200,000	1,563,156	2/28/11	41,857	—
British Pound	DBAB	Sell	17,366,676	27,995,081	3/15/11	916,247	—
Euro	DBAB	Buy	2,105,430	2,859,170	3/15/11	—	(43,304)

MGD-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Global Discovery Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BOFA	Buy	1,731,825	$2,358,030	3/15/11	$—	$(41,835)
Euro	HAND	Sell	1,040,000	1,381,130	3/15/11	—	(9,797)
Euro	BZWS	Buy	840,000	1,130,027	3/15/11	—	(6,585)
Euro	BOFA	Sell	18,080,492	24,951,078	3/15/11	769,680	—
Euro	DBAB	Sell	15,519,620	21,417,377	3/15/11	660,965	—
Euro	BZWS	Sell	13,297,440	18,338,499	3/15/11	554,099	—
British Pound	DBAB	Buy	660,000	1,053,545	4/15/11	—	(24,760)
British Pound	BOFA	Buy	730,000	1,158,630	4/15/11	—	(20,731)
British Pound	DBAB	Buy	3,500,000	5,434,905	4/15/11	20,774	—
British Pound	BOFA	Buy	350,000	543,067	4/15/11	2,501	—
British Pound	BZWS	Sell	17,243,434	27,796,416	4/15/11	917,945	—
Euro	BZWS	Buy	2,900,960	3,890,187	4/15/11	—	(10,874)
Euro	BOFA	Buy	1,020,000	1,373,991	4/15/11	—	(9,994)
Euro	DBAB	Buy	1,723,706	2,312,880	4/15/11	—	(7,851)
Euro	DBAB	Buy	1,221,986	1,598,553	4/15/11	35,550	—
Euro	BOFA	Sell	7,889,753	10,777,402	4/15/11	226,817	—
Euro	DBAB	Sell	12,688,438	17,323,711	4/15/11	356,076	—
Euro	SSBT	Sell	11,038,438	15,071,884	4/15/11	310,714	—
Japanese Yen	DBAB	Sell	2,200,000	26,551	4/20/11	—	(586)
Japanese Yen	BOFA	Sell	1,443,138	17,500	4/20/11	—	(301)
Japanese Yen	BZWS	Sell	30,299,043	373,804	4/20/11	74	—
Japanese Yen	DBAB	Sell	750,000	9,286	4/20/11	35	—
Swiss Franc	DBAB	Sell	22,492,829	23,330,390	5/10/11	—	(794,274)
Swiss Franc	SSBT	Sell	14,073,431	14,592,940	5/10/11	—	(501,507)

Unrealized appreciation (depreciation)						8,561,200	(13,699,033)

Net unrealized appreciation (depreciation)							$(5,137,833)

See Abbreviations on page MGD-36.

MGD-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Mutual Global Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,240,028,740
Cost - Non-controlled affiliated issuers (Note 12)	8,000,000

Total cost of investments	$1,248,028,740

Value - Unaffiliated issuers	$1,479,540,175
Value - Non-controlled affiliated issuers (Note 12)	2,905,224

Total value of investments	1,482,445,399
Cash	207,110
Foreign currency, at value (cost $20,127,444)	20,153,324
Receivables:
Investment securities sold	9,004,480
Capital shares sold	310,929
Dividends and interest	4,040,910
Unrealized appreciation on forward exchange contracts	8,561,200
Other assets	131,622

Total assets	1,524,854,974

Liabilities:
Payables:
Investment securities purchased	1,551,731
Capital shares redeemed	513,033
Affiliates	1,761,222
Unrealized depreciation on forward exchange contracts	13,699,033
Deferred tax	734,375
Accrued expenses and other liabilities	546,132

Total liabilities	18,805,526

Net assets, at value	$1,506,049,448

Net assets consist of:
Paid-in capital	$1,228,714,506
Undistributed net investment income	22,625,559
Net unrealized appreciation (depreciation)	228,652,886
Accumulated net realized gain (loss)	26,056,497

Net assets, at value	$1,506,049,448

Class 1:
Net assets, at value	$84,213,267

Shares outstanding	3,978,931

Net asset value and maximum offering price per share	$21.16

Class 2:
Net assets, at value	$1,351,223,496

Shares outstanding	64,972,088

Net asset value and maximum offering price per share	$20.80

Class 4:
Net assets, at value	$70,612,685

Shares outstanding	3,359,838

Net asset value and maximum offering price per share	$21.02

The accompanying notes are an integral part of these financial statements.

MGD-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Mutual Global Discovery Securities Fund
Investment income:
Dividends (net of foreign taxes of $2,492,934)	$36,947,567
Interest	5,213,215
Income from securities loaned	267,386

Total investment income	42,428,168

Expenses:
Management fees (Note 3a)	11,586,650
Administrative fees (Note 3b)	1,661,248
Distribution fees: (Note 3c)
Class 2	3,247,590
Class 4	224,379
Unaffiliated transfer agent fees	1,470
Custodian fees (Note 4)	181,020
Reports to shareholders	440,787
Professional fees	218,900
Trustees’ fees and expenses	6,517
Dividends on securities sold short	290,000
Other	82,654

Total expenses	17,941,215
Expense reductions (Note 4)	(14)

Net expenses	17,941,201

Net investment income	24,486,967

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $128,992)	61,660,226
Written options	(2,082,773)
Foreign currency transactions	39,699,497
Securities sold short	515,293

Net realized gain (loss)	99,792,243

Net change in unrealized appreciation (depreciation) on:
Investments	60,197,414
Translation of other assets and liabilities denominated in foreign currencies	(21,217,095)
Change in deferred taxes on unrealized appreciation	(734,375)

Net change in unrealized appreciation (depreciation)	38,245,944

Net realized and unrealized gain (loss)	138,038,187

Net increase (decrease) in net assets resulting from operations	$162,525,154

The accompanying notes are an integral part of these financial statements.

MGD-23

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Global Discovery Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$24,486,967	$10,961,288
Net realized gain (loss) from investments, written options, foreign currency transactions, and securities sold short	99,792,243	(38,152,969)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	38,245,944	304,974,790

Net increase (decrease) in net assets resulting from operations	162,525,154	277,783,109

Distributions to shareholders from:
Net investment income:
Class 1	(1,245,461)	(1,156,170)
Class 2	(16,267,624)	(13,893,915)
Class 4	(816,963)	(663,709)
Net realized gains:
Class 1	—	(2,188,207)
Class 2	—	(32,783,395)
Class 4	—	(1,312,205)

Total distributions to shareholders	(18,330,048)	(51,997,601)

Capital share transactions: (Note 2)
Class 1	(10,957,474)	(8,448,336)
Class 2	(87,938,794)	(8,110,790)
Class 4	4,965,152	27,537,134

Total capital share transactions	(93,931,116)	10,978,008

Net increase (decrease) in net assets	50,263,990	236,763,516
Net assets:
Beginning of year	1,455,785,458	1,219,021,942

End of year	$1,506,049,448	$1,455,785,458

Undistributed net investment income included in net assets:
End of year	$22,625,559	$12,778,372

The accompanying notes are an integral part of these financial statements.

MGD-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual Global Discovery Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2010, 54.52% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

MGD-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

MGD-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the fund.

e. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower. At December 31, 2010, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The

MGD-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

MGD-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	105,161	$2,092,188	81,769	$1,439,153
Shares issued in reinvestment of distributions	63,093	1,245,461	186,941	3,344,377
Shares redeemed	(722,443)	(14,295,123)	(780,395)	(13,231,866)

Net increase (decrease)	(554,189)	$(10,957,474)	(511,685)	$(8,448,336)

Class 2 Shares:
Shares sold	3,059,169	$60,514,460	4,897,346	$81,796,690
Shares issued in reinvestment of distributions	837,674	16,267,624	2,653,628	46,677,309
Shares redeemed	(8,564,469)	(164,720,878)	(8,181,894)	(136,584,789)

Net increase (decrease)	(4,667,626)	$(87,938,794)	(630,920)	$(8,110,790)

Class 4 Shares:
Shares sold	535,481	$10,579,920	1,651,459	$28,116,459
Shares issued on reinvestment of distributions	41,618	816,963	111,006	1,975,914
Shares redeemed	(327,974)	(6,431,731)	(143,749)	(2,555,239)

Net increase (decrease)	249,125	$4,965,152	1,618,716	$27,537,134

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

MGD-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended December 31, 2010, the Fund utilized $48,214,723 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$18,330,048	$51,997,601

MGD-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

5. INCOME TAXES (continued)

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,253,357,957

Unrealized appreciation	$277,677,518
Unrealized depreciation	(48,590,076)

Net unrealized appreciation (depreciation)	$229,087,442

Undistributed ordinary income	$26,640,117
Undistributed long term capital gains	28,197,903

Distributable earnings	$54,838,020

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and certain corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, pass-through entity income, payments-in-kind, bond discounts and premiums, tax straddles, and certain corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2010, aggregated $674,171,698 and $636,462,794, respectively.

Transactions in options written during the year ended December 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2009	1,451,300	$4,181,131
Options written	—	—
Options expired	—	—
Options exercised	—	—
Options closed	(1,451,300)	(4,181,131)

Options outstanding at December 31, 2010	—	$—

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

MGD-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

7. CREDIT RISK AND DEFAULTED SECURITIES (continued)

At December 31, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $3,842,235, representing 0.26% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
800,000	The Bankshares Inc.	3/22/07	$8,000,000	$2,905,224
1,443	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10	1,444	1,443
2,431,677	Cerberus CG Investor I LLC	7/26/07 - 4/28/10	2,424,273	1,969,658
1,897,400	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	1,897,400	1,536,894
2,431,640	Cerberus CG Investor II LLC	7/26/07 - 4/28/10	2,424,236	1,969,629
1,897,400	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	1,897,400	1,536,894
1,215,984	Cerberus CG Investor III LLC	7/26/07 - 4/28/10	1,212,282	984,947
948,700	Cerberus CG Investor III LLC, 12.00%, 7/31/14	7/26/07	948,700	768,447
1,903	Elephant Capital Holdings Ltd.	8/23/04 - 3/10/08	294,226	—
2,077,368	FIM Coinvestor Holdings I LLC	11/20/06 - 6/02/09	—	—
1,331	Glodyne Technoserve Ltd.	6/21/10	20,970	19,161
557,107	Hightower Holding LLC, pfd., A, Series 2	6/10/10	1,392,768	1,158,855
47,271	IACNA Investor LLC	7/24/08	17,613	473
172,409	Imagine Group Holdings Ltd.	8/31/04	1,765,727	2,142,354
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	750,244
3,000,220	International Automotive Components Group North America LLC	1/12/06 - 10/10/07	3,599,443	3,802,599
407,500	International Automotive Components Group North America LLC 11.00%, 11/12/14	11/11/10	407,500	407,500
9,306	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	87,597	—
2,140	Olympus Re Holdings Ltd.	12/19/01	202,484	813
1,361,600	Prime AET&D Holding No.1 Pty. Ltd.	10/13/10	—	—

	Total Restricted Securities (1.32% of Net Assets)			$19,955,135

MGD-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

10. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2010, the Fund had aggregate unfunded capital commitments of $4,124,480, for which no depreciation has been recognized.

11. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$8,561,200	Unrealized depreciation on forward exchange contracts	$13,699,033

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Average Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$39,455,475	$(21,240,735)	670,648,488
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	(2,082,773)	1,566,133	30,401

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

MGD-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2010, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (0.19% of Net Assets)	800,000	—	—	800,000	$2,905,224	$—	$—

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

MGD-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

14. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments:[a]
Auto Components	$—	$—	$4,555,503	[b]	$4,555,503
Commercial Banks	82,548,874	—	2,905,224	[b]	85,454,098
Consumer Finance	—	—	4,924,234		4,924,234
Diversified Financial Services	34,668,332	6,097,280	1,158,855	[b]	41,924,467
Electric Utilities	33,996,862	—	6,878,803	[b]	40,875,665
Insurance	47,081,015	—	2,143,167		49,224,182
IT Services	—	—	19,161		19,161
Real Estate Management & Development	10,855,260	—	2,112,892		12,968,152
Other Equity Investments[c]	1,049,549,783	—	—	[b]	1,049,549,783
Corporate Bonds, Notes and Senior Floating Rate Interests	—	52,324,327	4,251,178		56,575,505
Companies in Liquidation	—	92,473	—	[b]	92,473
Short Term Investments	116,956,624	19,325,552	—		136,282,176

Total Investments in Securities	$1,375,656,750	$77,839,632	$28,949,017		$1,482,445,399

Forward Exchange Contracts	—	8,561,200	—		8,561,200
Liabilities:
Forward Exchange Contracts	—	13,699,033	—		13,699,033

aIncludes common and preferred stock as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2010.

CFor detailed industry descriptions, see the accompanying Statement of Investments.

At December 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Year		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out of) Level 3	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets
Equity Investments:[a]
Airlines	$—		$—	$17,787	$(17,787)	$—	$	—[b]	$17,787
Auto Components	2,205,235	[c]	1,469	2,275,617	73,182	—		4,555,503[b]	1,434,320
Commercial Banks	2,862,639	[c]	—	42,585	—	—		2,905,224[b]	42,585
Computers & Peripherals	36,049	[c]	34,448	(25,409)	(45,088)	—		—[b]	(5,842)
Consumer Finance	1,756,873		(7,781,906)	10,613,056	336,211	—		4,924,234	3,114,543
Diversified Financial Services	3,888,000	[c]	—	(538,777)	4,473,088	(6,663,456)		1,158,855[b]	(233,913)
Diversified Telecommunication Services	—	[c]	2,008	205	(2,213)	—		—[b]	205
Electric Utilities	—	[c]	—	(343,353)	—	7,222,156		6,878,803[b]	(343,353)
Insurance	2,583,639		139,069	249,152	(828,693)	—		2,143,167	284,985
IT Services	—		—	(1,809)	20,970	—		19,161	(1,809)
Machinery	1,346,452	[c]	(3,120,594)	1,959,280	(185,138)	—		—	—
Real Estate Management & Development	985,974		—	(320,824)	1,447,742	—		2,112,892	(320,824)

MGD-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

14. FAIR VALUE MEASUREMENTS (continued)

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out of) Level 3	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Corporate Bonds, Notes and Senior Floating Rate Interests	$1,729,206	$(116,175)	$2,936,827	$(298,680)	$—	$4,251,178	$2,846,100
Corporate Bonds and Notes in Reorganization	15	(67)	75	(23)	—	—	—

Total	$17,394,082	$(10,841,748)	$16,864,412	$4,973,571	$558,700	$28,949,017	$6,834,784

aIncludes common and preferred stock as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2010.

cIncludes securities determined to have no value at December 31, 2009.

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America N.A.	CHF - Swiss Franc	ADR - American Depository Receipt
BZWS - Barclays Bank PLC	EUR - Euro	FHLB - Federal Home Loan Bank
DBAB - Deutsche Bank AG	USD - United States Dollar	FRN - Floating Rate Note
HAND - Svenska Handelsbanken		PC - Participation Certificate
SSBT - State Street Bank and Trust Co.

MGD-36

Franklin Templeton Variable Insurance Products Trust

Mutual Global Discovery Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Global Discovery Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

MGD-37

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Global Discovery Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 58.88% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on September 02, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as designated by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0263	$0.2195
Class 2	$0.0263	$0.1874
Class 4	$0.0263	$0.1877

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

MGD-38

MUTUAL SHARES SECURITIES FUND

This annual report for Mutual Shares Securities Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+11.47%	+1.80%	+5.00%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500, which delivered a +15.06% total return for the period under review.1

Economic and Market Overview

During the 12-month period ended December 31, 2010, the U.S. economy grew unevenly, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product expanded at an annualized 3.7% pace in 2010’s first quarter and then downshifted to 1.7% annualized in the second quarter. Consumer spending picked up, likely due to pent-up post-recession demand, and the pace of growth rose at annualized rates of 2.6% in the third quarter and an estimated 3.2% in the fourth quarter. Globally, emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures.

In the U.S., challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed hindered consumer confidence and the economy’s advance. Although home prices rose early in the year, home sales stalled as a homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak. The unemployment situation showed little improvement. Even though the jobless rate fell from 10.0% in December 2009 to 9.4% at period-end, some of the decline was attributable to a shrinking labor force as many unemployed workers stopped looking for jobs.2

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s investment in certain hedging and derivative instruments may involve a small investment relative to the risk assumed. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Amid signs of a demand-led recovery, crude oil prices rose from $79 per barrel at the end of December 2009 to $91 per barrel by the end of December 2010 largely due to accelerating global demand. The pace of inflation slowed during the year, and in December 2010 the inflation rate was an annualized 1.5%.2 Similarly, core inflation, which excludes volatile food and energy costs, slowed to a 0.8% annualized rate.2

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. The FOMC repeatedly stated it would keep the federal funds target rate within the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC announced its intention to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news, stoking considerable volatility among equities. Ultimately, global stock indexes posted solid gains during the 12 months under review as investor risk aversion began to subside amid generally improving economic signs and rising consumer spending. The dollar strengthened relative to the euro, which declined as a result of the region’s fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains despite Treasury price declines late in the year.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

As stock markets advanced in 2010, several Fund investments increased in value. Three particularly strong Fund performers were U.K.-based British American Tobacco (BAT), U.S. tobacco company Altria Group and German automaker Volkswagen.

BAT’s unit volume trends improved as the year unfolded. At year-end, Russia, an important market for BAT sales, appeared poised to reach a bottom, in our view. In addition, a multi-year productivity program and positive pricing contributed to the company’s ability to expand margins and deliver earnings growth that exceeded analyst expectations. The company believes further productivity gains and margin expansion remain to be captured in 2011 and beyond as it implements SAP business technology solutions, rationalizes duplicative functions and adopts “best practices” across its business segments. We believe BAT can benefit from an attractive geographic mix as the company has the largest exposure to emerging markets, and their associated growth opportunities, among its major industry peers. Like many other

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities

12/31/10

% of Total Net Assets
Tobacco	8.1%
Food & Staples Retailing	5.3%
Media	5.0%
Food Products	4.4%
Oil, Gas & Consumable Fuels	4.3%
Beverages	4.0%
Commercial Banks	3.8%
Software	3.7%
Insurance	3.7%
Health Care Providers & Services	3.5%

consumer staples companies, BAT typically generates significant free cash flow, and the company historically has used this cash flow to enhance shareholder value by making accretive acquisitions, paying generous dividends and buying back stock.

Altria operates the largest U.S. tobacco company in addition to wine and financial subsidiaries. Altria’s stock performed well in 2010 due to some company-specific events and generally favorable market trends. Since spinning off its international operations in March 2008, Altria management embarked on a multi-year cost-savings program, and the company diversified its operations by entering the moist smokeless tobacco category via acquisition. During 2010, the company reported its restructuring program was ahead of schedule and the moist smokeless business generated meaningful profit growth after posting disappointing results in 2009. In addition to benefiting from these company-specific developments, the shares performed well during the year as investors generally sought higher yielding equities. Tobacco companies, like many consumer products companies, convert a very high percentage of their earnings into free cash flow. Altria’s management historically has used much of this free cash flow to reward investors with generous dividends. During the second half of 2010, Altria boosted its dividend payout policy from 75% to 80% of free cash flow, which further highlighted the company’s attractive cash flow characteristics.

We bought Volkswagen’s stock in 2010 when it offered what we believed was an attractive combination of historically below-average valuation, a solid balance sheet combined with conservative accounting policies that understated the group’s industrial cash flows and earnings, and a strong global presence. The company is Europe’s largest automotive group and has market share not only in Europe but also in North America, South America and China. During the year, Volkswagen announced its intention to merge its operations with those of Porsche, and we sold it by period-end.

Even as the global stock market advanced in 2010, several Fund investments decreased in value, hindering its return. Three holdings that were among the largest detractors from Fund performance were Swiss deepwater drilling contractor Transocean; German utility conglomerate E.ON, one of the world’s largest investor-owned power and gas companies; and Bank of America.

Top 10 Holdings

Mutual Shares Securities Fund

12/31/10

Company Sector/Industry, Country	% of Total Net Assets
CVS Caremark Corp.	2.9%
Food & Staples Retailing, U.S.
British American Tobacco PLC, ord. & ADR	2.4%
Tobacco, U.K.
Kraft Foods Inc., A	2.2%
Food Products, U.S.
Microsoft Corp.	2.1%
Software, U.S.
UnitedHealth Group Inc.	1.9%
Health Care Providers & Services, U.S.
Altria Group Inc.	1.6%
Tobacco, U.S.
Xerox Corp.	1.6%
Office Electronics, U.S.
Pfizer Inc.	1.5%
Pharmaceuticals, U.S.
Vodafone Group PLC	1.5%
Wireless Telecommunication Services, U.K.
Imperial Tobacco Group PLC	1.5%
Tobacco, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Although Transocean’s stock price appreciated toward the end of 2010, our investment in the company detracted from portfolio performance for the overall year. Transocean is the world’s largest offshore drilling contractor, with a diversified fleet of deepwater, mid-water and shallow water rigs. Transocean’s stock price began several months of decline in late April after its Deepwater Horizon rig caught fire and sank in the Gulf of Mexico. In August, the stock price rose following the disclosure of a contract between the company and BP for the Deepwater Horizon, which supported management’s earlier comments of broad indemnity. We continued to like the prospects for the offshore drilling sector and believed that Transocean shares were trading at a discount to intrinsic value.

Shares of E.ON fell in value early in 2010, as power fundamentals remained weak in many of the geographic regions the company serves. In addition, operating profit in its natural gas division was hurt by lower natural gas prices, which were soft throughout the better portion of the year, especially in relation to oil prices. Such prices are used in the pricing of the majority of the company’s long-term natural gas supply contracts. At year-end, we continued to view the stock positively because we believe it has a significant and diversified asset base and an attractive dividend policy. In addition, the recently appointed, new CEO appeared to be focused on improving E.ON’s operational efficiencies, which may benefit the company’s future stock price.

Bank of America detracted from the Fund’s performance largely due to concerns about potential mortgage losses, particularly those stemming from the Countrywide Home Loans business it acquired in 2008. In addition, new U.S. financial regulations that may pressure consumer-related fees also weighed on the stock. In our view, Bank of America has leading positions across all its businesses, its capital position is solid, credit costs continued to decline, and the mortgage loss issue appeared manageable.

Finally, investors should note that we maintained our currency hedging posture of being more hedged than not to the U.S. dollar, largely through the use of forward currency exchange contracts. Certain currencies weakened in relation to the U.S. dollar in 2010, and our hedging strategy aided Fund performance during the year.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,161.20	$3.98
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.72

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.73%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Year Ended December 31,
Class 1	2010		2009		2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.75		$11.92		$20.42	$20.67	$18.35

Income from investment operations[a]:
Net investment income[b]	0.40	[c]	0.23	[d]	0.34	0.54	0.40
Net realized and unrealized gains (losses)	1.27		2.89		(7.54)	0.31	2.86

Total from investment operations	1.67		3.12		(7.20)	0.85	3.26

Less distributions from:
Net investment income	(0.28)		(0.29)		(0.57)	(0.35)	(0.29)
Net realized gains	—		—		(0.73)	(0.75)	(0.65)

Total distributions	(0.28)		(0.29)		(1.30)	(1.10)	(0.94)

Net asset value, end of year	$16.14		$14.75		$11.92	$20.42	$20.67

Total return[e]	11.47%		26.35%		(36.93)%	3.72%	18.66%
Ratios to average net assets
Expenses[f,g]	0.74%		0.78%		0.73%	0.72%	0.81%
Expenses incurred in connection with securities sold short	0.02%		0.06%		—% [h]	—% [h]	0.07%
Net investment income	2.66%	[c]	1.85%	[d]	2.16%	2.58%	2.02%

Supplemental data
Net assets, end of year (000’s)	$1,301,520		$767,553		$319,703	$272,509	$259,943
Portfolio turnover rate	32.05%		49.33%		44.11%	41.73% [i]	19.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.93%.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.08%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fIncludes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 2	2010		2009		2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.58		$11.78		$20.19	$20.46	$18.18

Income from investment operations[a]:
Net investment income[b]	0.36	[c]	0.20	[d]	0.32	0.48	0.34
Net realized and unrealized gains (losses)	1.25		2.85		(7.49)	0.31	2.84

Total from investment operations	1.61		3.05		(7.17)	0.79	3.18

Less distributions from:
Net investment income	(0.24)		(0.25)		(0.51)	(0.31)	(0.25)
Net realized gains	—		—		(0.73)	(0.75)	(0.65)

Total distributions	(0.24)		(0.25)		(1.24)	(1.06)	(0.90)

Net asset value, end of year	$15.95		$14.58		$11.78	$20.19	$20.46

Total return[e]	11.19%		26.05%		(37.11)%	3.48%	18.38%
Ratios to average net assets
Expenses[f,g]	0.99%		1.03%		0.98%	0.97%	1.06%
Expenses incurred in connection with securities sold short	0.02%		0.06%		—% [h]	—% [h]	0.07%
Net investment income	2.41%	[c]	1.60%	[d]	1.91%	2.33%	1.77%

Supplemental data
Net assets, end of year (000’s)	$4,188,821		$3,953,435		$3,303,761	$5,925,551	$5,140,878
Portfolio turnover rate	32.05%		49.33%		44.11%	41.73% [i]	19.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.68%.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.83%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fIncludes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 4	2010		2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.66		$11.88		$18.91

Income from investment operations[b]:
Net investment income[c]	0.35	[d]	0.19	[e]	0.17
Net realized and unrealized gains (losses)	1.26		2.87		(5.90)

Total from investment operations	1.61		3.06		(5.73)

Less distributions from:
Net investment income	(0.24)		(0.28)		(0.57)
Net realized gains	—		—		(0.73)

Total distributions	(0.24)		(0.28)		(1.30)

Net asset value, end of year	$16.03		$14.66		$11.88

Total return[f]	11.06%		25.94%		(32.12)%
Ratios to average net assets[g]
Expenses[h,i]	1.09%		1.13%		1.08%
Expenses incurred in connection with securities sold short	0.02%		0.06%		—% [j]
Net investment income	2.31%	[d]	1.50%	[e]	1.81%

Supplemental data
Net assets, end of year (000’s)	$167,274		$141,446		$57,266
Portfolio turnover rate	32.05%		49.33%		44.11%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate REIT conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.58%.

eNet investment income per share includes approximately ($0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.73%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend expense on securities sold short and stock loan fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 85.5%
Aerospace & Defense 0.1%
[a]GenCorp Inc.	United States	494,180	$2,554,912

Air Freight & Logistics 0.4%
TNT NV	Netherlands	868,685	22,951,147

Airlines 0.0%
[a,b,c]Northwest Airlines Corp., Contingent Distribution	United States	27,670,000	—

Auto Components 0.3%
[a,b,c]Collins & Aikman Products Co., Contingent Distribution	United States	929,505	9,295
[a,b,c]Dana Holding Corp., Contingent Distribution	United States	10,339,000	—
[a,d]IACNA Investor LLC	United States	168,957	1,690
[a,d,e]International Automotive Components Group Brazil LLC	Brazil	1,730,515	3,061,523
[a,d,e]International Automotive Components Group North America LLC	United States	11,387,027	14,432,373

			17,504,881

Automobiles 0.8%
[a]Daimler AG (EUR Traded)	Germany	663,837	45,219,403

Beverages 4.0%
Brown-Forman Corp., A	United States	7,455	518,197
Brown-Forman Corp., B	United States	59,819	4,164,599
Carlsberg AS, B	Denmark	198,803	19,925,967
Coca-Cola Enterprises Inc.	United Kingdom	1,382,660	34,607,980
Dr. Pepper Snapple Group Inc.	United States	1,302,464	45,794,634
PepsiCo Inc.	United States	677,058	44,232,199
Pernod Ricard SA	France	792,451	74,588,732

			223,832,308

Biotechnology 1.6%
[a]Amgen Inc.	United States	563,160	30,917,484
[a]Genzyme Corp.	United States	849,460	60,481,552

			91,399,036

Building Products 0.7%
[a]Owens Corning Inc.	United States	1,293,251	40,284,769

Capital Markets 1.8%
Morgan Stanley	United States	2,232,590	60,748,774
[a]UBS AG (CHF Traded)	Switzerland	2,545,758	41,838,742

			102,587,516

Chemicals 1.2%
[a,b,c]Dow Corning Corp., Contingent Distribution	United States	650,000	25,000
Linde AG	Germany	455,240	69,151,647

			69,176,647

Commercial Banks 3.8%
Barclays PLC	United Kingdom	11,141,292	45,662,742
[a,d]Elephant Capital Holdings Ltd.	Japan	11,728	—
[a,d]First Southern Bancorp Inc.	United States	140,952	1,805,370
[a]Guaranty Bancorp	United States	1,288,316	1,816,526
Intesa Sanpaolo SpA	Italy	5,663,270	15,379,361
[a,d]NCB Warrant Holdings Ltd., A	Japan	57,295	—
PNC Financial Services Group Inc.	United States	1,091,270	66,261,914
[a,d]State Bank Financial Corp.	United States	433,000	6,495,000
Wells Fargo & Co.	United States	2,539,150	78,688,258

			216,109,171

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Commercial Services & Supplies 0.0%†
[a]Comdisco Holding Co. Inc.	United States	180	$1,575
[a,b,c]Comdisco Holding Co. Inc., Contingent Distribution	United States	7,473,000	—

			1,575

Communications Equipment 0.8%
[a]Motorola Inc.	United States	5,130,743	46,535,839

Computers & Peripherals 1.1%
[a,b,c]DecisionOne Corp., Contingent Distribution	United States	167,652	—
Hewlett-Packard Co.	United States	1,523,703	64,147,896

			64,147,896

Consumer Finance 0.5%
[a,d]Ally Financial Inc.	United States	1,376	9,772,866
[a,d]Cerberus CG Investor I LLC	United States	9,192,800	7,446,168
[a,d]Cerberus CG Investor II LLC	United States	9,192,662	7,446,056
[a,d]Cerberus CG Investor III LLC	United States	4,596,951	3,723,531

			28,388,621

Diversified Financial Services 1.9%
Bank of America Corp.	United States	4,328,920	57,747,793
[a,f]Bond Street Holdings LLC, A, 144A	United States	477,632	9,695,929
Deutsche Boerse AG	Germany	552,620	38,294,053
[a,b,c]Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	—

			105,737,775

Diversified Telecommunication Services 2.0%
AboveNet Inc.	United States	131,103	7,664,282
Cable & Wireless Communication PLC	United Kingdom	20,212,409	15,341,481
Cable & Wireless Worldwide PLC	United Kingdom	20,212,409	20,702,327
[a,b,c]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
Telefonica SA	Spain	3,079,721	69,894,051

			113,602,141

Electric Utilities 2.9%
[a,b,c]Calpine Corp., Contingent Distribution	United States	4,555,000	—
E.ON AG	Germany	2,156,953	65,976,134
Entergy Corp.	United States	319,190	22,608,227
Exelon Corp.	United States	1,196,059	49,803,897
[d]Prime AET&D Holdings No. 1 Pty. Ltd.	Australia	4,709,226	—
[c]Prime Infrastructure Group	Australia	4,709,226	23,791,010

			162,179,268

Electrical Equipment 0.6%
Alstom SA	France	654,500	31,353,711

Electronic Equipment, Instruments & Components 0.8%
Tyco Electronics Ltd.	United States	1,199,372	42,457,769

Energy Equipment & Services 2.5%
Baker Hughes Inc.	United States	610,929	34,926,811
[a]Exterran Holding Inc.	United States	613,890	14,702,665
[a]Pride International Inc.	United States	700,754	23,124,882
[a]Transocean Ltd.	United States	996,727	69,282,494

			142,036,852

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Food & Staples Retailing 5.3%
Carrefour SA	France	662,185	$27,328,103
CVS Caremark Corp.	United States	4,766,105	165,717,471
Kroger Co.	United States	2,950,978	65,983,868
Wal-Mart Stores Inc.	United States	781,682	42,156,110

			301,185,552

Food Products 4.4%
General Mills Inc.	United States	1,253,560	44,614,200
Kraft Foods Inc., A	United States	3,863,999	121,754,609
Nestle SA	Switzerland	1,436,003	84,176,835

			250,545,644

Health Care Equipment & Supplies 2.6%
Alcon Inc.	Switzerland	235,373	38,459,948
[a]Boston Scientific Corp.	United States	4,521,950	34,231,162
Medtronic Inc.	United States	1,473,130	54,638,392
[a]Zimmer Holdings Inc.	United States	319,411	17,145,982

			144,475,484

Health Care Providers & Services 3.5%
[a]Community Health Systems Inc.	United States	1,277,022	47,722,312
[a]Coventry Health Care Inc.	United States	62,400	1,647,360
[a]Tenet Healthcare Corp.	United States	6,379,987	42,682,113
UnitedHealth Group Inc.	United States	2,930,220	105,810,244

			197,862,029

Hotels, Restaurants & Leisure 0.1%
[a,d,g]GLCP Harrah’s Investment LP	United States	5,565,600	2,369,832
Thomas Cook Group PLC	United Kingdom	1,474,171	4,351,464

			6,721,296

Household Durables 0.5%
Stanley Black & Decker Inc.	United States	436,490	29,188,086

Independent Power Producers & Energy Traders 0.7%
[a]NRG Energy Inc.	United States	1,951,380	38,129,965

Industrial Conglomerates 0.9%
Orkla ASA	Norway	5,148,369	50,134,394

Insurance 3.7%
ACE Ltd.	United States	939,785	58,501,616
[a]Alleghany Corp.	United States	24,294	7,442,953
[a]Berkshire Hathaway Inc., A	United States	121	14,574,450
[a]Berkshire Hathaway Inc., B	United States	71,859	5,756,625
[a]CNO Financial Group Inc.	United States	964,957	6,542,408
Old Republic International Corp.	United States	2,329,142	31,746,206
[a,d]Olympus Re Holdings Ltd.	United States	16,280	6,186
White Mountains Insurance Group Ltd.	United States	140,935	47,297,786
Zurich Financial Services AG	Switzerland	137,066	35,543,239

			207,411,469

IT Services 0.0%†
[d]Glodyne Technoserve Ltd.	India	6,635	95,515

Leisure Equipment & Products 0.7%
Mattel Inc.	United States	1,509,886	38,396,401

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Machinery 0.1%
Federal Signal Corp.	United States	930,921	$6,386,118

Marine 1.2%
A.P. Moller - Maersk AS, B	Denmark	7,669	69,516,742

Media 5.0%
British Sky Broadcasting Group PLC	United Kingdom	4,160,735	47,808,946
Comcast Corp., A, Special	United States	889,600	18,512,576
News Corp., A	United States	3,158,079	45,981,630
Time Warner Cable Inc.	United States	964,069	63,657,476
Time Warner Inc.	United States	1,929,216	62,062,879
Virgin Media Inc.	United Kingdom	1,675,019	45,627,518

			283,651,025

Metals & Mining 0.0%†
[a]ThyssenKrupp AG	Germany	28,695	1,193,444

Multi-Utilities 0.8%
GDF Suez	France	1,236,342	44,407,660

Office Electronics 1.6%
Xerox Corp.	United States	7,798,704	89,841,070

Oil, Gas & Consumable Fuels 4.3%
BP PLC	United Kingdom	4,211,280	30,620,550
Marathon Oil Corp.	United States	2,325,884	86,127,485
Noble Energy Inc.	United States	255,029	21,952,896
Royal Dutch Shell PLC, A	United Kingdom	2,258,779	74,726,189
Total SA, B	France	548,419	29,089,125

			242,516,245

Paper & Forest Products 2.2%
Domtar Corp.	United States	219,608	16,672,639
International Paper Co.	United States	2,579,184	70,256,972
MeadWestvaco Corp.	United States	1,464,799	38,319,142

			125,248,753

Pharmaceuticals 3.0%
Eli Lilly & Co.	United States	2,363,280	82,809,331
Pfizer Inc.	United States	4,997,649	87,508,834

			170,318,165

Real Estate Investment Trusts (REITs) 1.7%
Alexander’s Inc.	United States	49,326	20,336,123
The Link REIT	Hong Kong	5,777,287	17,950,657
Weyerhaeuser Co.	United States	3,122,690	59,112,522

			97,399,302

Real Estate Management & Development 0.4%
[c]Canary Wharf Group PLC	United Kingdom	1,535,898	6,659,198
[a]Forestar Group Inc.	United States	330,463	6,377,936
[a,h]The St. Joe Co.	United States	442,962	9,678,720

			22,715,854

Semiconductors & Semiconductor Equipment 1.6%
[a]LSI Corp.	United States	7,780,673	46,606,231
Maxim Integrated Products Inc.	United States	1,935,403	45,714,219

			92,320,450

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Software 3.7%
[a]McAfee Inc.	United States	591,830	$27,407,647
Microsoft Corp.	United States	4,218,003	117,766,644
Nintendo Co. Ltd.	Japan	123,923	36,379,244
[a]Symantec Corp.	United States	1,739,900	29,125,926

			210,679,461

Tobacco 8.1%
Altria Group Inc.	United States	3,672,424	90,415,079
British American Tobacco PLC	United Kingdom	3,534,227	135,890,665
British American Tobacco PLC, ADR	United Kingdom	4,218	327,739
Imperial Tobacco Group PLC	United Kingdom	2,811,499	86,542,887
Japan Tobacco Inc.	Japan	8,960	33,168,833
Lorillard Inc.	United States	405,204	33,251,040
Philip Morris International Inc.	United States	599,920	35,113,318
Reynolds American Inc.	United States	1,379,742	45,007,184

			459,716,745

Transportation Infrastructure 0.1%
Groupe Eurotunnel SA	France	324,528	2,856,624

Wireless Telecommunication Services 1.5%
Vodafone Group PLC	United Kingdom	33,562,610	86,869,731

Total Common Stocks and Other Equity Interests (Cost $4,416,031,293)			4,837,844,461

Preferred Stocks (Cost $241,000) 0.0%†
Commercial Banks 0.0%†
[a,d]First Southern Bancorp Inc., cvt. pfd., C	United States	241	883,260

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 4.2%
[i] Avaya Inc., Term Loan B-1, FRN, 3.034%, 10/26/14	United States	1,710,188	1,620,710
[i]Boston Generating LLC, FRN,
Revolver, 6.50%, 12/21/13	United States	117,273	112,729
Synthetic Letter of Credit, 4.928%, 12/21/13	United States	1,236,360	1,188,451
Term Loan B, 6.50%, 12/21/13	United States	7,307,112	7,023,961
[d]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	4,255	4,255
[d,j]Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	7,173,000	5,810,130
[d,j]Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	7,173,000	5,810,130
[d,j]Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	3,586,500	2,905,065
CIT Group Inc., senior secured sub. bond, 7.00%, 5/01/16	United States	24,538,436	24,691,801
senior secured sub. bond, 7.00%, 5/01/17	United States	21,729,811	21,838,460
[i]Term Loan Tranche 3, FRN, 6.25%, 8/11/15	United States	11,079,747	11,317,496
[i]First Data Corp., Term Loan, FRN, 3.011%, 9/24/14,
B-1	United States	18,959,875	17,521,598
B-2	United States	14,272,801	13,190,081
B-3	United States	1,908,500	1,766,025
[d,e]International Automotive Components Group North America LLC, 11.00%, 11/12/14	United States	1,456,500	1,456,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Shares Securities Fund	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
Realogy Corp., [i]Delayed Draw Term Loan B, FRN, 3.286%, 10/10/13	United States	21,163,235		$19,905,356
[i]Initial Term Loan B, FRN, 3.286%, 10/10/13	United States	29,581,452		27,823,220
Second Lien Term Loan, 13.50%, 10/15/17	United States	1,642,000		1,799,016
[i]Synthetic Letter of Credit, FRN, 3.254%, 10/10/13	United States	4,029,540		3,790,036
[i]Smurfit-Stone Container Enterprises, Exit Term Loan, FRN, 6.75%, 2/22/16	United States	9,031,615		9,196,442
[i]Texas Competitive Electric Holdings Co. LLC, FRN, 3.764%, 10/10/14,
Delayed Draw Term Loan	United States	35,769,312		27,492,687
Initial Tranche B-1 Term Loan	United States	18,485,114		14,324,909
Tranche B-2 Term Loan	United States	2,914,814		2,257,821
Tranche B-3 Term Loan	United States	19,847,804		15,351,601

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $226,571,613)				238,198,480

		Shares
Companies in Liquidation 0.0%†
[a]Adelphia Recovery Trust	United States	29,283,354		292,834
[a,b]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453		195,545
[a,d,e,g]CB FIM Coinvestors LLC	United States	6,400,507		—
[a,b,c]Century Communications Corp., Contingent Distribution	United States	5,487,000		—
[a,d]FIM Coinvestor Holdings I LLC	United States	8,006,950		—
[a,b,c]Tropicana Entertainment LLC, Liquidating Trust	United States	18,305,000		20,776

		Principal Amount*
[c,j]Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	—
[c,j]PIV Investment Finance (Cayman) Ltd., 4.50%, 12/01/00	Hong Kong	12,200,000		—

Total Companies in Liquidation (Cost $2,791,061)				509,155

Total Investments before Short Term Investments (Cost $4,645,634,967)				5,077,435,356

Short Term Investments 10.2%
U.S. Government and Agency Securities 10.0%
[k]FHLB, 1/03/11 - 1/05/11	United States	40,000,000		39,999,985
[k]U.S. Treasury Bills, 1/06/11 - 6/23/11	United States	525,000,000		524,844,845

Total U.S. Government and Agency Securities (Cost $564,791,527)				564,844,830

Total Investments before Money Market Funds (Cost $5,210,426,494)				5,642,280,186

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
[l]Investments from Cash Collateral Received for Loaned Securities (Cost $9,102,000) 0.2%
Money Market Funds 0.2%
[m]BNY Mellon Overnight Government Fund, 0.19%	United States	9,102,000	$9,102,000

Total Investments (Cost $5,219,528,494) 99.9%			5,651,382,186
Securities Sold Short (0.3)%			(16,796,724)
Other Assets, less Liabilities 0.4%			23,029,753

Net Assets 100.0%			$5,657,615,215

Securities Sold Short (Proceeds $15,460,707) (0.3)%
Communications Equipment (0.3)%
[n]Motorola Mobility Holdings Inc., when-issued	United States	577,207	$(16,796,724)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2010, the aggregate value of these securities was $30,505,279, representing 0.54% of net assets.

dSee Note 9 regarding restricted securities.

eAt December 31, 2010, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the value of this security was $9,695,929, representing 0.17% of net assets.

gSee Note 13 regarding holdings of 5% voting securities.

hA portion or all of the security is on loan at December 31, 2010. See Note 1(e).

iThe coupon rate shown represents the rate at period end.

jSee Note 7 regarding credit risk and defaulted securities.

kThe security is traded on a discount basis with no stated coupon rate.

lSee Note 1(e) regarding securities on loan.

mThe rate shown is the annualized seven-day yield at period end.

nShort position is the result of the sale of a when-issued security from a pending spin-off from Motorola Inc.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Mutual Shares Securities Fund

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	SSBT	Sell	19,700,000	$29,786,400	1/12/11	$—	$(945,600)
British Pound	BOFA	Buy	4,960,000	7,917,398	1/12/11	—	(179,798)
British Pound	DBAB	Buy	2,800,000	4,440,660	1/12/11	—	(72,660)
British Pound	BOFA	Sell	1,867,643	2,841,814	1/12/11	—	(71,709)
British Pound	DBAB	Sell	1,600,000	2,454,288	1/12/11	—	(41,712)
British Pound	BOFA	Buy	665,015	1,035,841	1/12/11	1,583	—
British Pound	DBAB	Sell	28,666,985	45,195,492	1/12/11	474,996	—
Euro	BZWS	Sell	41,250,000	52,428,750	1/18/11	—	(2,751,832)
Euro	SSBT	Sell	42,239,117	53,831,897	1/18/11	—	(2,671,838)
Euro	BOFA	Sell	27,190,140	34,636,704	1/18/11	—	(1,735,848)
Euro	DBAB	Buy	29,846,578	41,482,835	1/18/11	—	(1,556,737)
Euro	DBAB	Sell	6,780,000	8,721,589	1/18/11	—	(348,092)
Euro	BOFA	Buy	4,046,398	5,553,321	1/18/11	—	(140,409)
Euro	SSBT	Buy	136,078	189,416	1/18/11	—	(7,382)
Euro	DBAB	Buy	2,840,000	3,699,158	1/18/11	99,941	—
Euro	BOFA	Buy	3,003,000	3,903,810	1/18/11	113,336	—
Euro	BOFA	Sell	5,408,883	7,473,015	1/18/11	237,493	—
Euro	DBAB	Sell	940,000	1,260,023	1/18/11	2,575	—
Danish Krone	HAND	Sell	71,225,093	12,246,428	1/24/11	—	(535,059)
Danish Krone	HAND	Buy	12,255,129	2,270,202	1/24/11	—	(70,995)
Danish Krone	SSBT	Sell	2,025,000	344,347	1/24/11	—	(19,044)
Danish Krone	DBAB	Buy	2,394,426	436,565	1/24/11	—	(6,880)
Danish Krone	HAND	Buy	1,428,008	256,003	1/24/11	256	—
Danish Krone	BOFA	Buy	4,372,068	763,733	1/24/11	20,843	—
Danish Krone	HAND	Buy	7,461,171	1,387,278	1/25/11	—	(48,359)
Danish Krone	BOFA	Buy	3,770,000	690,970	1/25/11	—	(14,437)
Danish Krone	HAND	Sell	58,349,968	10,940,380	1/25/11	469,385	—
Swiss Franc	SSBT	Sell	100,743,441	97,522,681	2/10/11	—	(10,393,405)
Swiss Franc	DBAB	Sell	1,537,594	1,540,000	2/10/11	—	(107,067)
Swiss Franc	DBAB	Buy	12,787,123	13,099,202	2/10/11	598,328	—
Swiss Franc	BOFA	Buy	3,270,781	3,436,584	2/10/11	67,068	—
British Pound	BZWS	Buy	1,400,000	2,229,794	2/14/11	—	(46,354)
British Pound	BZWS	Sell	50,954,182	81,146,063	2/14/11	1,677,921	—
British Pound	BOFA	Sell	2,250,000	3,656,768	2/14/11	147,668	—
British Pound	DBAB	Sell	1,420,000	2,291,383	2/14/11	76,751	—
Norwegian Krone	DBAB	Sell	117,809,053	18,874,060	2/16/11	—	(1,311,823)
Norwegian Krone	HAND	Sell	14,669,930	2,475,000	2/16/11	—	(38,606)
Norwegian Krone	BOFA	Sell	2,244,050	385,000	2/16/11	495	—
Euro	BOFA	Sell	71,410,278	91,757,649	2/28/11	—	(3,754,391)
Euro	BZWS	Sell	39,013,340	50,132,141	2/28/11	—	(2,048,633)
Euro	BZWS	Buy	4,183,113	5,712,669	2/28/11	—	(117,708)
Euro	DBAB	Buy	6,536,890	8,846,622	2/28/11	—	(103,460)
Euro	BOFA	Buy	4,990,614	6,773,006	2/28/11	—	(98,005)
Euro	DBAB	Sell	940,000	1,221,051	2/28/11	—	(36,210)
Euro	SSBT	Buy	197,213	272,054	2/28/11	—	(8,279)
Euro	DBAB	Buy	1,800,000	2,344,734	2/28/11	62,786	—
British Pound	DBAB	Sell	40,502,114	65,289,408	3/15/11	2,136,848	—
Euro	DBAB	Buy	10,876,573	14,879,344	3/15/11	—	(332,685)
Euro	BOFA	Buy	9,030,397	12,291,799	3/15/11	—	(214,272)
Euro	BZWS	Buy	2,640,000	3,551,513	3/15/11	—	(20,697)
Euro	HAND	Sell	1,320,000	1,752,973	3/15/11	—	(12,435)

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BOFA	Sell	44,680,126	$61,658,574	3/15/11	$1,902,016	$—
Euro	DBAB	Sell	39,787,895	54,943,339	3/15/11	1,729,800	—
Euro	BZWS	Sell	32,860,351	45,317,710	3/15/11	1,369,278	—
British Pound	DBAB	Buy	3,720,000	5,938,162	4/15/11	—	(139,554)
British Pound	BOFA	Buy	2,820,000	4,476,031	4/15/11	—	(80,312)
British Pound	BOFA	Buy	1,020,000	1,582,652	4/15/11	7,288	—
British Pound	BZWS	Sell	40,214,693	64,826,085	4/15/11	2,140,808	—
Euro	BOFA	Buy	2,550,000	3,434,978	4/15/11	—	(24,986)
Euro	DBAB	Buy	2,550,000	3,429,113	4/15/11	—	(19,121)
Euro	BZWS	Buy	573,897	769,596	4/15/11	—	(2,151)
Euro	DBAB	Buy	232,965	304,755	4/15/11	6,777	—
Euro	SSBT	Sell	25,664,644	35,042,505	4/15/11	722,417	—
Euro	DBAB	Sell	29,864,644	40,777,837	4/15/11	841,292	—
Euro	BOFA	Sell	18,343,872	25,057,729	4/15/11	527,356	—
Japanese Yen	DBAB	Sell	245,989,185	2,975,000	4/20/11	—	(59,208)
Japanese Yen	BOFA	Sell	35,047,625	425,000	4/20/11	—	(7,302)
Japanese Yen	BZWS	Sell	2,054,919,975	25,351,855	4/20/11	4,993	—
Japanese Yen	DBAB	Sell	23,327,177	288,810	4/20/11	1,076	—
Swiss Franc	DBAB	Sell	3,039,949	3,153,147	5/10/11	—	(107,346)
Swiss Franc	SSBT	Sell	1,902,051	1,972,264	5/10/11	—	(67,780)
Swiss Franc	BOFA	Buy	1,895,903	1,973,358	5/10/11	60,092	—
British Pound	BZWS	Sell	38,490,013	62,095,938	5/12/11	2,117,409	—
British Pound	DBAB	Sell	34,222,049	55,159,099	5/12/11	1,831,287	—
Norwegian Krone	HAND	Sell	130,195,297	21,392,238	5/18/11	—	(809,553)
Norwegian Krone	HAND	Buy	6,151,040	982,500	5/18/11	66,417	—

Unrealized appreciation (depreciation)						19,516,579	(31,179,734)

Net unrealized appreciation (depreciation)							$(11,663,155)

See Abbreviations on page MS-37.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,213,960,561
Cost - Non-controlled affiliated issuers (Note 13)	5,567,933

Total cost of investments	$5,219,528,494

Value - Unaffiliated issuers	$5,649,012,354
Value - Non-controlled affiliated issuers (Note 13)	2,369,832

Total value of investments (includes securities loaned in the amount of $8,827,007)	5,651,382,186
Cash	705,178
Foreign currency, at value (cost $16,007,873)	16,048,538
Receivables:
Investment securities sold	37,548,554
Capital shares sold	1,035,064
Dividends and interest	14,651,122
Unrealized appreciation on forward exchange contracts	19,516,579
Unrealized appreciation on unfunded loan commitments (Note 10)	1,386,319
Other assets	328,722

Total assets	5,742,602,262

Liabilities:
Payables:
Investment securities purchased	17,212,625
Capital shares redeemed	2,125,422
Affiliates	5,054,182
Securities sold short, at value (proceeds $15,460,707)	16,796,724
Payable upon return of securities loaned	9,102,000
Unrealized depreciation on forward exchange contracts	31,179,734
Accrued expenses and other liabilities	3,516,360

Total liabilities	84,987,047

Net assets, at value	$5,657,615,215

Net assets consist of:
Paid-in capital	$5,643,181,439
Undistributed net investment income	115,196,471
Net unrealized appreciation (depreciation)	420,724,533
Accumulated net realized gain (loss)	(521,487,228)

Net assets, at value	$5,657,615,215

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2010

Mutual Shares Securities Fund
Class 1:
Net assets, at value	$1,301,520,046

Shares outstanding	80,616,463

Net asset value and maximum offering price per share	$16.14

Class 2:
Net assets, at value	$4,188,821,259

Shares outstanding	262,584,100

Net asset value and maximum offering price per share	$15.95

Class 4:
Net assets, at value	$167,273,910

Shares outstanding	10,436,457

Net asset value and maximum offering price per share	$16.03

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Mutual Shares Securities Fund
Investment income:
Dividends (net of foreign taxes of $5,343,463)	$150,182,091
Interest	23,007,973
Income from securities loaned	604,583

Total investment income	173,794,647

Expenses:
Management fees (Note 3a)	30,569,697
Administrative fees (Note 3b)	4,402,182
Distribution fees: (Note 3c)
Class 2	9,892,652
Class 4	533,918
Unaffiliated transfer agent fees	2,846
Custodian fees (Note 4)	346,486
Reports to shareholders	963,086
Professional fees	599,842
Trustees’ fees and expenses	22,183
Dividends on securities sold short	737,617
Other	198,539

Total expenses	48,269,048
Expense reductions (Note 4)	(71)

Net expenses	48,268,977

Net investment income	125,525,670

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	69,191,106
Non-controlled affiliated issuers (Note 13)	(18,098,638)
Foreign currency transactions	73,360,881
Securities sold short	1,815,533

Net realized gain (loss)	126,268,882

Net change in unrealized appreciation (depreciation) on:
Investments	345,350,702
Translation of other assets and liabilities denominated in foreign currencies	(44,502,047)

Net change in unrealized appreciation (depreciation)	300,848,655

Net realized and unrealized gain (loss)	427,117,537

Net increase (decrease) in net assets resulting from operations	$552,643,207

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$125,525,670	$65,304,934
Net realized gain (loss) from investments, foreign currency transactions and securities sold short	126,268,882	(405,802,552)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	300,848,655	1,314,656,242

Net increase (decrease) in net assets resulting from operations	552,643,207	974,158,624

Distributions to shareholders from:
Net investment income:
Class 1	(18,628,775)	(11,770,982)
Class 2	(62,378,105)	(67,085,076)
Class 4	(2,455,400)	(2,339,365)

Total distributions to shareholders	(83,462,280)	(81,195,423)

Capital share transactions: (Note 2)
Class 1	440,450,926	334,577,934
Class 2	(125,986,124)	(105,733,549)
Class 4	11,534,796	59,897,038

Total capital share transactions	325,999,598	288,741,423

Net increase (decrease) in net assets	795,180,525	1,181,704,624
Net assets:
Beginning of year	4,862,434,690	3,680,730,066

End of year	$5,657,615,215	$4,862,434,690

Undistributed net investment income included in net assets:
End of year	$115,196,471	$67,796,719

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual Shares Securities (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 12 regarding other derivative information.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay stock loan fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any stock loan fees are recorded as an expense to the fund.

e. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	37,999,296	$576,826,047	27,788,529	$362,470,917
Shares issued in reinvestment of distributions	1,260,404	18,628,775	864,242	11,770,982
Shares redeemed	(10,669,332)	(155,003,896)	(3,455,041)	(39,663,965)

Net increase (decrease)	28,590,368	$440,450,926	25,197,730	$334,577,934

Class 2 Shares:
Shares sold	24,723,011	$370,497,941	26,685,456	$332,016,404
Shares issued in reinvestment of distributions	4,269,549	62,378,105	4,980,332	67,085,076
Shares redeemed	(37,538,246)	(558,862,170)	(41,070,597)	(504,835,029)

Net increase (decrease)	(8,545,686)	$(125,986,124)	(9,404,809)	$(105,733,549)

Class 4 Shares:
Shares sold	1,277,647	$19,039,058	4,731,346	$58,567,480
Shares issued on reinvestment of distributions	167,148	2,455,400	172,647	2,339,365
Shares redeemed	(654,528)	(9,959,662)	(78,048)	(1,009,807)

Net increase (decrease)	790,267	$11,534,796	4,825,945	$59,897,038

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2010, Franklin Templeton Variable Insurance Products Trust — Franklin Templeton VIP Founding Funds Allocation Fund owned 20.37% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the Fund had tax basis capital losses of $510,953,703 expiring in 2017. During the year ended December 31, 2010, the Fund utilized $93,154,538 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$83,462,280	$81,195,423

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

5. INCOME TAXES (continued)

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$5,259,096,324

Unrealized appreciation	$738,730,891
Unrealized depreciation	(346,445,029)

Net unrealized appreciation (depreciation)	$392,285,862

Distributable earnings - undistributed ordinary income	$132,771,905

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, bond discounts and premiums, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2010, aggregated $1,903,946,940 and $1,456,538,133, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2010, the aggregate value of distressed company securities for which interest recognition has been discontinued was $14,525,325, representing 0.26% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

9. RESTRICTED SECURITIES (continued)

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,376	Ally Financial Inc.	11/20/06 - 6/02/09	$6,501,522	$9,772,866
4,255	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10	4,255	4,255
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
9,192,800	Cerberus CG Investor I LLC	7/26/07 - 4/28/10	9,164,810	7,446,168
7,173,000	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	7,173,000	5,810,130
9,192,662	Cerberus CG Investor II LLC	7/26/07 - 4/28/10	9,164,672	7,446,056
7,173,000	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	7,173,000	5,810,130
4,596,951	Cerberus CG Investor III LLC	7/26/07 - 4/28/10	4,582,956	3,723,531
3,586,500	Cerberus CG Investor III LLC, 12.00%, 7/31/14	7/26/07	3,586,500	2,905,065
11,728	Elephant Capital Holdings Ltd.	8/29/03 - 3/10/08	1,813,542	—
8,006,950	FIM Coinvestor Holdings I LLC	11/20/06 - 6/02/09	—	—
140,952	First Southern Bancorp Inc.	1/27/10 - 7/07/10	2,974,087	1,805,370
241	First Southern Bancorp Inc., cvt. pfd., C	1/27/10 - 7/07/10	241,000	883,260
5,565,600	GLCP Harrah's Investment LP	1/15/08	5,567,933	2,369,832
6,635	Glodyne Technoserve Ltd.	6/21/10	104,511	95,515
168,957	IACNA Investor LLC	7/24/08	62,949	1,690
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	3,061,523
11,387,027	International Automotive Components Group North America LLC	1/12/06 - 10/10/07	13,926,539	14,432,373
1,456,500	International Automotive Components Group North America LLC, 11.00%, 11/12/14	11/11/10	1,456,500	1,456,500
57,295	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	539,528	—
16,280	Olympus Re Holdings Ltd.	12/19/01	1,540,390	6,186
4,709,226	Prime AET&D Holdings No. 1 Pty. Ltd.	10/13/10	—	—
433,000	State Bank Financial Corp.	7/24/09	4,330,000	6,495,000

	Total Restricted Securities (1.30% of Net Assets)			$73,525,450

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2010, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Realogy Corp., Revolver, FRN, 4/10/13	$11,080,500

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

11. UNFUNDED CAPITAL COMMITMENTS (continued)

of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2010, the Fund had aggregate unfunded capital commitments of $329,837, for which no depreciation has been recognized.

12. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$19,516,579	Unrealized depreciation on forward exchange contracts	$31,179,734

For the year ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Average Amount Outstanding During the Year[a]
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$74,178,702	$(44,927,806)	1,294,286,350

aRepresents the average notional amount for derivative contracts outstanding during the year. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(c) regarding derivative financial instruments.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2010, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	6,400,507	—	—	6,400,507	$—	$—	$—
GLCP Harrah's Investment LP	5,565,600	—	—	5,565,600	2,369,832	—	—
MCII Holdings Inc.	2,219	—	2,219	—	—	—	(2,552,537)
MCII Holdings Inc., PIK, pfd., A	16,805	1,559	18,364	—	—	—	(15,546,101)

Total Affiliated Securities (0.04% of Net Assets)					$2,369,832	$—	$(18,098,638)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

15. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$17,504,881	[b]	$17,504,881
Chemicals	69,151,647	—	25,000		69,176,647
Commercial Banks	214,303,801	—	2,688,630	[b]	216,992,431
Consumer Finance	—	—	28,388,621		28,388,621
Diversified Financial Services	96,041,846	9,695,929	—	[b]	105,737,775
Electric Utilities	138,388,258	—	23,791,010	[b]	162,179,268
Hotels, Restaurants & Leisure	4,351,464	—	2,369,832		6,721,296
Insurance	207,405,283	—	6,186		207,411,469
IT Services	—	—	95,515		95,515
Real Estate Management & Development	16,056,656	—	6,659,198		22,715,854
Other Equity Investments[c]	4,001,803,964	—	—	[b]	4,001,803,964
Corporate Bonds, Notes and Senior Floating Rate Interests	—	222,212,400	15,986,080		238,198,480
Companies in Liquidation	—	509,155	—	[b]	509,155
Short Term Investments	524,844,845	49,101,985	—		573,946,830

Total Investments in Securities	$5,272,347,764	$281,519,469	$97,514,953		$5,651,382,186

Forward Exchange Contracts	—	19,516,579	—		19,516,579
Unfunded Loan Commitments	—	1,386,319	—		1,386,319
Liabilities:
Securities Sold Short	16,796,724	—	—		16,796,724
Forward Exchange Contracts	—	31,179,734	—		31,179,734

aIncludes common and preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2010.

cFor detailed industry descriptions, see the accompanying Statements of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

15. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Year		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out of) Level 3	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Investments in Securities:
Equity Investments:[a]
Airlines	$—		$—	60,246	$(60,246)	$—	$—	[b]	$60,246
Auto Components	8,663,585	[c]	6,241	8,574,768	260,287	—	17,504,881	[b]	5,302,068
Chemicals	25,000		—	—	—	—	25,000		—
Commercial Banks	—	[c]	—	(526,457)	3,215,087	—	2,688,630	[b]	(526,457)
Computers & Peripherals	179,657	[c]	87,238	(132,155)	(134,740)	—	—	[b]	(29,117)
Consumer Finance	21,844,439		(29,902,016)	35,191,540	1,254,658	—	28,388,621		6,374,577
Diversified Financial Services	6,316,000	[c]	—	78,950	—	(6,394,950)	—	[b]	—
Diversified Telecommunication Services	—	[c]	8,360	919	(9,279)	—	—	[b]	919
Electric Utilities	—		—	(1,187,522)	—	24,978,532	23,791,010	[b]	(1,187,522)
Hotels, Restaurants & Leisure	—	[c]	—	2,371,117	(1,285)		2,369,832		2,371,117
Insurance	34,774		—	5,325	(33,913)	—	6,186		5,325
IT Services	—		—	(8,996)	104,511	—	95,515		(8,996)
Machinery	7,810,403	[c]	(18,098,639)	11,362,166	(1,073,930)	—	—		—
Real Estate Management & Development	8,146,075		—	(1,486,877)	—	—	6,659,198		(1,486,877)
Corporate Bonds, Notes and Senior Floating Rate interests	6,419,422		(381,356)	11,068,285	(1,120,271)	—	15,986,080		10,759,500
Corporate Bonds and Notes in Reorganization	25		(112)	125	(38)	—	—		—

Total	$59,439,380		$(48,280,284)	$65,371,434	$2,400,841	$18,583,582	$97,514,953		$21,634,783

aIncludes common and preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2010.

cIncludes securities determined to have no value at December 31, 2009.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America N.A.	JPY - Japanese Yen	ADR - American Depository Receipt
BZWS - Barclays Bank PLC		FHLB - Federal Home Loan Bank
DBAB - Deutsche Bank AG		FRN - Floating Rate Note
HAND - Svenska Handelsbanken
SSBT - State Street Bank and Trust Co., N.A.

Franklin Templeton Variable Insurance Products Trust

Mutual Shares Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Shares Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+17.83%	+9.91%	+13.72%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI EM Index’s +19.20% total return, and the S&P/IFCI Composite Index’s +20.64% total return for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

In 2010, economic recovery was a major theme. Many emerging markets reported strong gross domestic product growth as they continued to recover from the impact of the 2008 global financial crisis. In several cases, robust domestic consumption, government expenditure and intra-regional trade offset weak external demand from developed markets. This led many countries in Asia and Latin America to return to pre-crisis growth levels faster than expected.

Following unprecedented fiscal and monetary expansion implemented by governments and central banks globally in 2009, the focus for many major emerging economies shifted from stimulating growth to managing inflation in 2010. Concerns about economic overheating and accelerating inflation in major economies such as China, India and Brazil led officials to steer toward the normalization of fiscal and monetary policies.

In an environment of low interest rates and ample liquidity, particularly in developed markets, the search for higher returns pushed fund flows into emerging markets toward record levels. Emerging market portfolios attracted US$88 billion in the first 11 months of 2010, already exceeding the 2009 total of US$83 billion.2

After rising 79.02% in 2009, emerging stock markets, as represented by the MSCI EM Index, were up 19.20% in U.S. dollar terms in 2010.1 However, equity prices experienced significant volatility throughout the year, as did exchange rates and commodity prices. Argentina’s market,

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: EPFR Global.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging or developing markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less government supervision and regulation of business and industry practices. The Fund may have significant investments in one or more countries or in particular sectors or industries from time to time and may carry greater risk of adverse developments in a country, sector or industry than a fund that invests more broadly. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

although small and restricted, was one of the top performers with a total return of +77.37% in U.S. dollars.1 Investors anticipated long overdue market reforms after the death of former President Nestor Kirchner. Another strong performer was Thailand, with a +56.27% total return in U.S. dollar terms, as investors focused on the country’s strong fundamentals and put aside concerns regarding political turmoil earlier in the year.1 Other strong performers included South Africa; Chile, Colombia and Peru in Latin America; and Indonesia, Malaysia and the Philippines in Asia.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we may make on-site visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s absolute performance included India’s Tata Consultancy Services, a major IT consulting company; Brazil’s AmBev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers; and Russia’s Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), the world’s largest nickel and palladium producer. The outsourcing trend to Indian consulting companies continued to benefit Tata Consultancy Services, while greater beverage demand supported AmBev’s strong volume growth and high profitability. We increased the Fund’s positions in these two companies due to their attractive prospects in our view. In addition, higher nickel prices boosted Norilsk Nickel’s share price, as the company benefited from a strong market position and low production costs.

Some of the Fund’s largest detractors for the reporting period included Brazil’s Petrobras (Petroleo Brasileiro), a top global oil and gas company; Hungary’s OTP Bank, the country’s largest commercial bank; and India’s Sesa Goa, a leading iron ore exporter. Petrobras sold US$70 billion worth of shares to raise funds for its purchase of five billion barrels of undeveloped offshore oil reserves from the Brazilian government and for the company’s five-year investment plan. This share dilution pushed down Petrobras’ stock price and, as a result, we significantly reduced the Fund’s exposure to the company by period-end. Uncertainty surrounding the Hungarian economy and government plans for a temporary crisis tax on banks weighed on OTP Bank’s share price. We divested the Fund’s position and thus, our exposure to Hungary, by year-end. Sesa Goa’s stock declined in value because of India’s export ban on iron ore and the cancellation of mine leases.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2010, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same results in future periods.

During the review period, we increased the Fund’s holdings in Indonesia, Thailand and China via Hong Kong-listed Red Chip, Shanghai B and Shenzhen B shares, as we searched for attractive investment opportunities.3 Major purchases included Itau Unibanco Holding, one of Brazil’s largest financial conglomerates; CNOOC, China’s largest offshore oil and natural gas exploration and production company; and Kasikornbank Public, a major Thai bank. We made select purchases in companies engaged in automobile manufacturing; IT consulting and other services; and apparel, accessories and luxury goods. Key purchases included Astra International, Indonesia’s leading

3. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China. “Shanghai B” denotes shares of China-incorporated, Shanghai Stock Exchange-listed companies that are traded in U.S. dollars and are eligible for foreign investment. “Shenzhen B” denotes shares of China-incorporated, Shenzhen Stock Exchange-listed companies that are traded in Hong Kong dollars.

Top 10 Holdings

Templeton Developing Markets Securities Fund 12/31/10

Company Sector/Industry, Country	% of Total Net Assets
Vale SA, ADR, pfd., A	6.5%
Metals & Mining, Brazil
Tata Consultancy Services Ltd.	5.7%
IT Services, India
Itau Unibanco Holding SA, ADR	4.6%
Commercial Banks, Brazil
AmBev (Companhia de Bebidas das Americas)	4.2%
Beverages, Brazil
Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), ADR	3.6%
Metals & Mining, Russia
Gazprom, ADR	3.3%
Oil, Gas & Consumable Fuels, Russia
Natura Cosmeticos SA	2.8%
Personal Products, Brazil
Anglo American PLC	2.7%
Metals & Mining, U.K.
PT Astra International Tbk	2.7%
Automobiles, Indonesia
LUKOIL Holdings, ADR	2.6%
Oil, Gas & Consumable Fuels, Russia

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

car and motorcycle manufacturer; Infosys Technologies, a major Indian IT consulting services provider; and Anta Sports Products, a leading Chinese sportswear producer and retailer.

Based on our analysis, consumer-related industries remained attractive due to large populations in emerging markets, where a growing middle class and greater domestic demand for goods and services could have an increasingly positive effect on these companies. We also had a favorable assessment of the IT consulting industry, which could continue to gain from the services outsourcing trend to emerging markets.

Conversely, we reduced or eliminated the Fund’s exposure to South Korea, Austria, Hungary and South Africa, which allowed us to focus on stocks we deemed to be relatively more attractively valued within our investment universe and raise funds for redemptions. We made large sales of holdings in oil and gas, banking, semiconductors, and wireless telecommunication services companies. Some Fund holdings reached their target sale prices, and we sold them by period-end. In addition to sales mentioned earlier, we eliminated the Fund’s position in South Korean electronics manufacturer Samsung Electronics by period-end.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/10

% of Total Net Assets
Brazil	22.4%
India	16.5%
Russia	15.0%
China	13.2%
U.K.	4.8%
Indonesia	4.8%
Thailand	3.9%
Turkey	3.8%
Mexico	2.6%
Hong Kong	2.2%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”
If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,299.90	$8.70
Hypothetical (5% return before expenses)	$1,000	$1,017.64	$7.63

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (1.50%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.86	$6.11	$16.16	$13.92	$10.99

Income from investment operations[a]:
Net investment income[b]	0.09	0.12	0.16	0.32	0.24
Net realized and unrealized gains (losses)	1.63	4.02	(7.40)	3.51	2.84

Total from investment operations	1.72	4.14	(7.24)	3.83	3.08

Less distributions from:
Net investment income	(0.18)	(0.36)	(0.37)	(0.38)	(0.15)
Net realized gains	—	(0.03)	(2.44)	(1.21)	—

Total distributions	(0.18)	(0.39)	(2.81)	(1.59)	(0.15)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$11.40	$9.86	$6.11	$16.16	$13.92

Total return[d]	17.83%	73.32%	(52.62)%	29.09%	28.43%
Ratios to average net assets
Expenses[e]	1.49%	1.45%	1.52%	1.48%	1.47%
Net investment income	0.87%	1.64%	1.52%	2.07%	1.93%

Supplemental data
Net assets, end of year (000’s)	$347,242	$325,927	$234,213	$753,843	$749,120
Portfolio turnover rate	24.41%	56.58% [f]	75.11% [f]	98.32%	53.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.78	$6.04	$15.99	$13.79	$10.90

Income from investment operations[a]:
Net investment income[b]	0.06	0.11	0.15	0.27	0.20
Net realized and unrealized gains (losses)	1.62	3.98	(7.33)	3.49	2.82

Total from investment operations	1.68	4.09	(7.18)	3.76	3.02

Less distributions from:
Net investment income	(0.16)	(0.32)	(0.33)	(0.35)	(0.13)
Net realized gains	—	(0.03)	(2.44)	(1.21)	—

Total distributions	(0.16)	(0.35)	(2.77)	(1.56)	(0.13)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$11.30	$9.78	$6.04	$15.99	$13.79

Total return[d]	17.58%	72.59%	(52.70)%	28.78%	28.09%
Ratios to average net assets
Expenses[e]	1.74%	1.70%	1.77%	1.73%	1.72%
Net investment income	0.62%	1.39%	1.27%	1.82%	1.68%

Supplemental data
Net assets, end of year (000’s)	$392,546	$435,947	$264,186	$1,090,549	$857,514
Portfolio turnover rate	24.41%	56.58% [f]	75.11% [f]	98.32%	53.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.73	$6.02	$15.96	$13.78	$10.90

Income from investment operations[a]:
Net investment income[b]	0.06	0.10	0.11	0.24	0.20
Net realized and unrealized gains (losses)	1.60	3.97	(7.27)	3.52	2.83

Total from investment operations	1.66	4.07	(7.16)	3.76	3.03

Less distributions from:
Net investment income	(0.16)	(0.33)	(0.34)	(0.37)	(0.15)
Net realized gains	—	(0.03)	(2.44)	(1.21)	—

Total distributions	(0.16)	(0.36)	(2.78)	(1.58)	(0.15)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$11.23	$9.73	$6.02	$15.96	$13.78

Total return[d]	17.51%	72.63%	(52.67)%	28.70%	28.17%
Ratios to average net assets
Expenses[e]	1.74%	1.70%	1.77%	1.73%	1.72%
Net investment income	0.62%	1.39%	1.27%	1.82%	1.68%

Supplemental data
Net assets, end of year (000’s)	$66,484	$66,718	$32,953	$100,961	$43,372
Portfolio turnover rate	24.41%	56.58% [f]	75.11% [f]	98.32%	53.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.80	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.05	0.09	(0.33)
Net realized and unrealized gains (losses)	1.61	4.00	(5.65)

Total from investment operations	1.66	4.09	(5.98)

Less distributions from:
Net investment income	(0.16)	(0.35)	(0.37)
Net realized gains	—	(0.03)	(2.44)

Total distributions	(0.16)	(0.38)	(2.81)

Redemption fees[d]	—	—	—

Net asset value, end of year	$11.30	$9.80	$6.09

Total return[e]	17.41%	72.45%	(48.66)%
Ratios to average net assets[f]
Expenses[g]	1.84%	1.80%	1.87%
Net investment income	0.52%	1.29%	1.17%

Supplemental data
Net assets, end of year (000’s)	$37,198	$26,362	$7,208
Portfolio turnover rate	24.41%	56.58% [h]	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks 88.3%
Brazil 12.9%
Companhia de Bebidas das Americas (AmBev)	Beverages	1,356,585	$35,476,960
Itau Unibanco Holding SA, ADR	Commercial Banks	1,623,674	38,984,413
Natura Cosmeticos SA	Personal Products	823,138	23,654,274
Souza Cruz SA	Tobacco	199,070	10,842,661

			108,958,308

China 13.2%
Ajisen China Holdings Ltd.	Hotels, Restaurants & Leisure	501,754	845,671
[a]Aluminum Corp. of China Ltd., H	Metals & Mining	13,316,000	12,146,727
Anta Sports Products Ltd.	Textiles, Apparel & Luxury Goods	2,131,000	3,416,180
[a,b]Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H, 144A	Machinery	450,600	1,018,017
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	6,513,000	10,172,765
China Dongxiang Group Co.	Textiles, Apparel & Luxury Goods	5,428,000	2,374,423
China Shipping Development Co. Ltd., H	Marine	6,816,000	9,085,077
CNOOC Ltd.	Oil, Gas & Consumable Fuels	7,181,000	17,129,075
Golden Eagle Retail Group Ltd.	Multiline Retail	1,204,000	2,958,688
Great Wall Motor Co. Ltd., H	Automobiles	903,000	2,823,146
Guangzhou Automobile Group Co. Ltd., H	Automobiles	13,424,396	18,584,304
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,014,967	7,241,790
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	13,880,000	18,072,126
Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	472,400	5,027,588

			110,895,577

Hong Kong 2.2%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	9,426,870
Daphne International Holdings Ltd.	Textiles, Apparel & Luxury Goods	874,000	818,619
VTech Holdings Ltd.	Communications Equipment	724,000	8,541,756

			18,787,245

India 16.5%
[a]Coal India Ltd.	Oil, Gas & Consumable Fuels	581,875	4,092,808
[a,b]Coal India Ltd., 144A	Oil, Gas & Consumable Fuels	32,353	227,565
Grasim Industries Ltd.	Chemicals	40,253	2,107,335
Hindalco Industries Ltd.	Metals & Mining	2,542,079	13,986,054
Infosys Technologies Ltd.	IT Services	238,290	18,359,721
National Aluminium Co. Ltd.	Metals & Mining	561,104	4,917,386
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	456,656	13,209,704
Sesa Goa Ltd.	Metals & Mining	2,421,060	17,781,965
Steel Authority of India Ltd.	Metals & Mining	1,451,892	5,926,090
Tata Chemicals Ltd.	Chemicals	1,172,718	10,329,885
Tata Consultancy Services Ltd.	IT Services	1,857,283	48,394,242

			139,332,755

Indonesia 4.8%
PT Astra International Tbk	Automobiles	3,806,000	23,042,986
PT Bank Central Asia Tbk	Commercial Banks	15,933,532	11,317,936
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	4,902,500	5,713,235

			40,074,157

Mexico 2.6%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	307,367	17,624,424
Kimberly Clark de Mexico SAB de CV, A	Household Products	730,258	4,459,071

			22,083,495

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Nigeria 0.1%
Nigerian Breweries PLC	Beverages	1,586,265	$798,350

Pakistan 1.7%
MCB Bank Ltd.	Commercial Banks	2,302,989	6,132,346
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	4,217,200	8,377,810

			14,510,156

Russia 15.0%
Gazprom, ADR	Oil, Gas & Consumable Fuels	851,800	21,669,792
Gazprom, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	235,100	5,931,573
[c]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	75,208	4,303,402
[c]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	317,168	17,951,709
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	1,251,800	30,093,272
Mobile TeleSystems	Wireless Telecommunication Services	302,083	2,567,463
Mobile TeleSystems, ADR	Wireless Telecommunication Services	206,000	4,299,220
Sberbank RF	Commercial Banks	6,061,420	20,651,258
TNK-BP	Oil, Gas & Consumable Fuels	5,340,274	14,316,063
[d]Uralkali, GDR, Reg S	Chemicals	122,196	4,489,481

			126,273,233

Singapore 0.6%
Keppel Corp. Ltd.	Industrial Conglomerates	559,143	4,933,358

South Africa 1.0%
Remgro Ltd.	Diversified Financial Services	504,061	8,600,905

South Korea 1.0%
[a]Silicon Works Co. Ltd.	Semiconductors & Semiconductor Equipment	1,632	48,760
SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	48,967	8,472,328

			8,521,088

Sweden 0.9%
Oriflame Cosmetics SA, SDR	Personal Products	149,765	7,897,398

Taiwan 2.2%
President Chain Store Corp.	Food & Staples Retailing	3,628,075	16,728,697
[e]Uni-President China Holdings Ltd.	Food Products	2,679,000	1,433,855

			18,162,552

Thailand 3.9%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	2,739,100	11,889,325
PTT Exploration and Production Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,961,100	10,958,417
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	938,100	9,984,766

			32,832,508

Turkey 3.8%
Akbank TAS	Commercial Banks	2,712,311	15,092,826
Koza Altin Isletmeleri AS	Metals & Mining	36,069	481,887
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	667,504	16,710,328

			32,285,041

United Arab Emirates 1.0%
[a]Emaar Properties PJSC	Real Estate Management & Development	8,942,377	8,642,918

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
United Kingdom 4.8%
Anglo American PLC	Metals & Mining	444,762	$23,046,056
Antofagasta PLC	Metals & Mining	704,479	17,750,351

			40,796,407

Vietnam 0.1%
Petrovietnam Fertilizer and Chemical JSC	Chemicals	217,810	424,505

Total Common Stocks (Cost $438,404,828)			744,809,956

Preferred Stocks 10.4%
Brazil 9.5%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	607,631	12,328,833
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	1,018,810	8,103,577
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	130,588	4,462,192
Vale SA, ADR, pfd., A	Metals & Mining	1,817,625	54,928,628

			79,823,230

Chile 0.9%
Embotelladora Andina SA, pfd., A	Beverages	1,918,947	7,872,603

Total Preferred Stocks (Cost $37,817,290)			87,695,833

Total Investments before Short Term Investments (Cost $476,222,118)			832,505,789

Short Term Investments (Cost $12,023,709) 1.4%
Money Market Funds 1.4%
[a,f]Institutional Fiduciary Trust Money Market Portfolio		12,023,709	12,023,709

Total Investments (Cost $488,245,827) 100.1%			844,529,498
Other Assets, less Liabilities (0.1)%			(1,059,551)

Net Assets 100.0%			$843,469,947

See Abbreviations on page TD-26.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the aggregate value of these securities was $1,245,582, representing 0.15% of net assets.

cAt December 31, 2010, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the value of this security was $4,489,481, representing 0.53% of net assets.

eA portion of all of the security purchased on a delayed delivery basis. See note 1(c).

fSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

December 31, 2010

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$476,222,118
Cost - Sweep Money Fund (Note 7)	12,023,709

Total cost of investments	$488,245,827

Value - Unaffiliated issuers	$832,505,789
Value - Sweep Money Fund (Note 7)	12,023,709

Total value of investments	844,529,498
Foreign currency, at value (cost $255,156)	254,727
Receivables:
Investment securities sold	274,331
Capital shares sold	596,965
Dividends	571,719
Foreign tax	244,317
Other assets	122

Total assets	846,471,679

Liabilities:
Payables:
Investment securities purchased	802,548
Capital shares redeemed	601,838
Affiliates	1,167,902
Reports to shareholders	190,633
Deferred tax	53,321
Accrued expenses and other liabilities	185,490

Total liabilities	3,001,732

Net assets, at value	$843,469,947

Net assets consist of:
Paid-in capital	$660,200,245
Undistributed net investment income	163,727
Net unrealized appreciation (depreciation)	356,211,712
Accumulated net realized gain (loss)	(173,105,737)

Net assets, at value	$843,469,947

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)

December 31, 2010

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$347,242,173

Shares outstanding	30,462,720

Net asset value and maximum offering price per share	$11.40

Class 2:
Net assets, at value	$392,546,175

Shares outstanding	34,731,746

Net asset value and maximum offering price per share	$11.30

Class 3:
Net assets, at value	$66,483,746

Shares outstanding	5,917,820

Net asset value and maximum offering price per share[a]	$11.23

Class 4:
Net assets, at value	$37,197,853

Shares outstanding	3,290,674

Net asset value and maximum offering price per share	$11.30

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Operations

for the year ended December 31, 2010

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $2,096,520)	$18,390,972
Interest	567

Total investment income	18,391,539

Expenses:
Management fees (Note 3a)	9,615,170
Administrative fees (Note 3b)	1,053,483
Distribution fees (Note 3c)
Class 2	950,322
Class 3	151,963
Class 4	104,197
Unaffiliated transfer agent fees	2,538
Custodian fees (Note 4)	564,413
Reports to shareholders	250,793
Professional fees	75,232
Trustees’ fees and expenses	3,523
Other	27,832

Total expenses	12,799,466
Expense reductions (Note 4)	(3)

Net expenses	12,799,463

Net investment income	5,592,076

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	49,859,979
Foreign currency transactions	(98,901)

Net realized gain (loss)	49,761,078

Net change in unrealized appreciation (depreciation) on:
Investments	65,639,558
Translation of other assets and liabilities denominated in foreign currencies	2,185
Change in deferred taxes on unrealized appreciation	2,815,324

Net change in unrealized appreciation (depreciation)	68,457,067

Net realized and unrealized gain (loss)	118,218,145

Net increase (decrease) in net assets resulting from operations	$123,810,221

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$5,592,076	$9,443,956
Net realized gain (loss) from investments and foreign currency transactions	49,761,078	(56,490,240)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	68,457,067	387,238,551

Net increase (decrease) in net assets resulting from operations	123,810,221	340,192,267

Distributions to shareholders from:
Net investment income:
Class 1	(5,483,924)	(13,652,950)
Class 2	(5,656,521)	(13,921,115)
Class 3	(947,886)	(1,779,543)
Class 4	(471,295)	(467,339)
Net realized gains:
Class 1	—	(1,172,623)
Class 2	—	(1,344,137)
Class 3	—	(166,799)
Class 4	—	(41,022)

Total distributions to shareholders	(12,559,626)	(32,545,528)

Capital share transactions: (Note 2)
Class 1	(22,233,537)	(15,950,150)
Class 2	(97,764,544)	3,177,398
Class 3	(9,001,736)	10,244,457
Class 4	6,238,252	11,266,396

Total capital share transactions	(122,761,565)	8,738,101

Redemption fees	26,367	10,133

Net increase (decrease) in net assets	(11,484,603)	316,394,973
Net assets:
Beginning of year	854,954,550	538,559,577

End of year	$843,469,947	$854,954,550

Undistributed net investment income included in net assets:
End of year	$163,727	$6,700,234

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold	4,235,745	$44,045,245	8,168,810	$63,707,152
Shares issued in reinvestment of distributions	603,956	5,483,924	2,750,570	14,825,573
Shares redeemed in-kind (Note 10)	—	—	(7,688,598)	(41,966,671)
Shares redeemed	(7,418,014)	(71,762,706)	(8,503,331)	(52,516,204)

Net increase (decrease)	(2,578,313)	$(22,233,537)	(5,272,549)	$(15,950,150)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2010		2009
	Shares	Amount	Shares	Amount
Class 2 Shares:
Shares sold	9,770,557	$97,538,996	10,529,364	$81,012,897
Shares issued in reinvestment of distributions	627,805	5,656,521	2,847,995	15,265,252
Shares redeemed	(20,231,375)	(200,960,061)	(12,555,978)	(93,100,751)

Net increase (decrease)	(9,833,013)	$(97,764,544)	821,381	$3,177,398

Class 3 Shares:
Shares sold	1,343,547	$13,467,640	2,627,098	$19,856,055
Shares issued in reinvestment of distributions	105,791	947,886	365,167	1,946,341
Shares redeemed	(2,390,224)	(23,417,262)	(1,609,465)	(11,557,938)

Net increase (decrease)	(940,886)	$(9,001,736)	1,382,800	$10,244,457

Class 4 Shares:
Shares sold	1,189,893	$11,893,157	1,613,355	$12,381,956
Shares issued on reinvestment of distributions	52,250	471,295	94,491	508,362
Shares redeemed	(641,932)	(6,126,200)	(201,223)	(1,623,922)

Net increase (decrease)	600,211	$6,238,252	1,506,623	$11,266,396

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $500 million
1.200%	Over $500 million, up to and including $3 billion
1.150%	Over $3 billion, up to and including $4 billion
1.100%	Over $4 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Prior to May 1, 2010, the Fund paid an annualized fee rate of 1.25% on net assets up to and including $1 billion.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the Fund had tax basis capital losses of $166,405,957 expiring in 2017. During the year ended December 31, 2010, the Fund utilized $46,167,495 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$12,559,626	$29,826,261
Long term capital gain	—	2,719,267

	$12,559,626	$32,545,528

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES (continued)

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$502,554,307

Unrealized appreciation	$352,930,909
Unrealized depreciation	(10,955.718)

Net unrealized appreciation (depreciation)	$341,975,191

Distributable earnings – undistributed ordinary income	$7,772,423

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $182,627,907 and $288,362,839, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

9. CREDIT FACILITY (continued)

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

10. REDEMPTION IN-KIND

During the year ended December 31, 2009, the Fund realized $6,207,989 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid in capital.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2010, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry/country descriptions, see the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depository Receipt
GDR - Global Depository Receipt
SDR - Swedish Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2011 distribution date, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+8.67%	+4.68%	+4.17%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the MSCI EAFE Index, which delivered a total return of +8.21% for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During the year under review, equities advanced against a backdrop of heightened volatility and uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Policymakers in these regions began raising interest rates toward period-end to combat inflation and speculative investment. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures. The U.S. Federal Reserve Board (Fed), having already brought official interest rates close to zero, began directly purchasing government securities as part of an extreme policy measure known as quantitative easing. Further promoting the U.S. recovery, the traditionally pro-business Republican Party gained control of the House of Representatives in mid-term elections and President Obama extended Bush-era tax cuts. In Europe, ballooning fiscal deficits took their toll on peripheral nations and growing concerns of potential sovereign defaults significantly roiled equity markets on several occasions during the period. The European Central Bank responded by pledging 750 billion euros in the spring with the intent to forestall defaults, stabilize markets and restore confidence in the euro currency, followed by further backstops in the autumn as Ireland and the rest of the periphery came under renewed duress.

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund may have significant investments in one or more countries or in particular sectors, such as technology and financial services from time to time, and may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

The combination of intrinsic growth drivers in emerging markets and stimulus-induced support in the developed world encouraged the global economic recovery, and equity markets responded favorably. By the end of 2010, global equity markets recouped all losses suffered since Lehman Brothers Holdings’ 2008 bankruptcy. Commodities surged in the second half of 2010 due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro, which bore the burden of the region’s fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile, U.S. Treasuries and corporate bonds finished the year with gains, though Treasury prices declined considerably in the final quarter as Fed policies appeared to improve growth expectations. Although market conditions remained accommodative and corporate profitability improved, critical economic fundamentals such as employment, home prices and credit creation remained substantially depressed at period-end, leading many investors to question the true health of the global economy and the sustainability of the recovery.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, our stock selection and underweighted allocation to the generally poor-performing financials sector benefited the Fund’s results relative to the benchmark MSCI EAFE Index.2 Within the sector, real estate conglomerate Cheung Kong Holdings (Hong Kong), insurer ACE3 (U.S.) and global private equity firm KKR & Co.3 (U.S.) produced strong returns. Our overweighting and stock selection in the information technology sector also aided performance, and key contributors included security software developer Check Point Software

2. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

3. Not an index component.

Technologies3 (Israel) and semiconductor manufacturers Taiwan Semiconductor Manufacturing3 (Taiwan) and Infineon Technologies (Germany).4 Other positions that helped relative results included telecommunications provider Vodafone Group (U.K.) in the wireless telecommunication services industry, and electronic and electrical engineering company Siemens (Germany) and holding company Hutchison Whampoa (Hong Kong) in the industrial conglomerates industry.

In contrast, stock selection in the health care sector detracted from relative performance, as pharmaceutical developers Sanofi-Aventis (France) and Merck (Germany) underperformed.5 The Fund’s underweighted allocation and stock selection in the consumer staples sector hindered results, largely due to our position in personal products producer Unilever (U.K.).6 Other key detractors were insurer AXA (France) and telecommunication services providers Telefonica (Spain) and France Telecom.

From a geographic perspective, our overweighted allocation to North America boosted relative performance, as our investments in Canada3 and the U.S.3 outperformed. Our stock selection and overweighting in the Middle East were also beneficial, particularly stocks in Israel. In contrast, the Fund’s slight weighting in Australia hurt performance as that country’s stocks performed well.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

4. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

5. The health care sector comprises health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

6. The consumer staples sector comprises food and staples retailing, and food products in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/10

Company Sector/Industry, Country	% of Total Net Assets
Vodafone Group PLC, ADR	3.5%
Wireless Telecommunication Services, U.K.
Samsung Electronics Co. Ltd.	2.7%
Semiconductors & Semiconductor Equipment, South Korea
Sanofi-Aventis	2.6%
Pharmaceuticals, France
Taiwan Semiconductor Manufacturing Co.	2.4%
Semiconductors & Semiconductor Equipment, Taiwan
KB Financial Group Inc.	2.3%
Commercial Banks, South Korea
Siemens AG	2.2%
Industrial Conglomerates, Germany
Statoil ASA	2.1%
Oil, Gas & Consumable Fuels, Norway
ING Groep NV	2.0%
Diversified Financial Services, Netherlands
Singapore Telecommunications Ltd.	2.0%
Diversified Telecommunication Services, Singapore
Kingfisher PLC	2.0%
Specialty Retail, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,235.30	$4.39
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.97

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.78%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.68	$10.95	$20.57	$19.00	$15.84

Income from investment operations[a]:
Net investment income[b]	0.28	0.25	0.45	0.45	0.46
Net realized and unrealized gains (losses)	0.86	3.39	(8.01)	2.46	2.94

Total from investment operations	1.14	3.64	(7.56)	2.91	3.40

Less distributions from:
Net investment income	(0.28)	(0.43)	(0.45)	(0.44)	(0.24)
Net realized gains	—	(0.48)	(1.61)	(0.90)	—

Total distributions	(0.28)	(0.91)	(2.06)	(1.34)	(0.24)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$14.54	$13.68	$10.95	$20.57	$19.00

Total return[d]	8.67%	37.34%	(40.23)%	15.79%	21.70%
Ratios to average net assets
Expenses[e]	0.78%	0.78%	0.77%	0.75%	0.75%
Net investment income	2.10%	2.28%	2.82%	2.22%	2.63%

Supplemental data
Net assets, end of year (000’s)	$321,282	$318,173	$262,725	$531,377	$594,991
Portfolio turnover rate	19.16%	22.50%	18.27%	26.74%	18.97% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.45	$10.76	$20.25	$18.73	$15.63

Income from investment operations[a]:
Net investment income[b]	0.25	0.22	0.40	0.38	0.40
Net realized and unrealized gains (losses)	0.84	3.34	(7.89)	2.44	2.91

Total from investment operations	1.09	3.56	(7.49)	2.82	3.31

Less distributions from:
Net investment income	(0.25)	(0.39)	(0.39)	(0.40)	(0.21)
Net realized gains	—	(0.48)	(1.61)	(0.90)	—

Total distributions	(0.25)	(0.87)	(2.00)	(1.30)	(0.21)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$14.29	$13.45	$10.76	$20.25	$18.73

Total return[d]	8.41%	37.04%	(40.38)%	15.46%	21.44%
Ratios to average net assets
Expenses[e]	1.03%	1.03%	1.02%	1.00%	1.00%
Net investment income	1.85%	2.03%	2.57%	1.97%	2.38%

Supplemental data
Net assets, end of year (000’s)	$2,090,757	$2,010,268	$1,702,038	$3,255,154	$2,941,374
Portfolio turnover rate	19.16%	22.50%	18.27%	26.74%	18.97% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.37	$10.70	$20.18	$18.68	$15.60

Income from investment operations[a]:
Net investment income[b]	0.25	0.25	0.39	0.37	0.37
Net realized and unrealized gains (losses)	0.84	3.30	(7.84)	2.45	2.94

Total from investment operations	1.09	3.55	(7.45)	2.82	3.31

Less distributions from:
Net investment income	(0.22)	(0.40)	(0.42)	(0.42)	(0.23)
Net realized gains	—	(0.48)	(1.61)	(0.90)	—

Total distributions	(0.22)	(0.88)	(2.03)	(1.32)	(0.23)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$14.24	$13.37	$10.70	$20.18	$18.68

Total return[d]	8.41%	37.20%	(40.39)%	15.45%	21.46%
Ratios to average net assets
Expenses[e]	1.03%	1.03%	1.02%	1.00%	1.00%
Net investment income	1.85%	2.03%	2.57%	1.97%	2.38%

Supplemental data
Net assets, end of year (000’s)	$108,766	$115,364	$271,061	$313,505	$150,417
Portfolio turnover rate	19.16%	22.50%	18.27%	26.74%	18.97% [f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.59	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.17	0.21	0.15
Net realized and unrealized gains (losses)	0.92	3.37	(6.08)

Total from investment operations	1.09	3.58	(5.93)

Less distributions from:
Net investment income	(0.25)	(0.42)	(0.45)
Net realized gains	—	(0.48)	(1.61)

Total distributions	(0.25)	(0.90)	(2.06)

Redemption fees[d]	—	—	—

Net asset value, end of year	$14.43	$13.59	$10.91

Total return[e]	8.38%	36.84%	(35.15)%
Ratios to average net assets[f]
Expenses[g]	1.13%	1.13%	1.12%
Net investment income	1.75%	1.93%	2.47%

Supplemental data
Net assets, end of year (000’s)	$305,505	$48,501	$14,287
Portfolio turnover rate	19.16%	22.50%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 96.0%
Aerospace & Defense 1.2%
BAE Systems PLC	United Kingdom	3,909,200	$20,144,794
Embraer SA, ADR	Brazil	484,240	14,236,656

			34,381,450

Air Freight & Logistics 0.5%
Deutsche Post AG	Germany	773,232	13,074,704

Automobiles 1.2%
Toyota Motor Corp., ADR	Japan	440,460	34,633,370

Capital Markets 0.6%
KKR & Co., LP	United States	1,155,000	16,401,000

Commercial Banks 5.4%
DBS Group Holdings Ltd.	Singapore	2,993,520	33,411,696
HSBC Holdings PLC	United Kingdom	1,865,200	19,125,949
KB Financial Group Inc., ADR	South Korea	1,220,681	64,561,818
UniCredit SpA	Italy	10,439,019	21,617,508
United Overseas Bank Ltd.	Singapore	985,000	13,972,720

			152,689,691

Commercial Services & Supplies 1.2%
Brambles Ltd.	Australia	2,750,737	20,011,227
Downer EDI Ltd.	Australia	3,200,569	15,010,132

			35,021,359

Communications Equipment 1.1%
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	2,637,070	30,405,417

Computers & Peripherals 1.8%
Compal Electronics Inc.	Taiwan	15,329,431	20,311,365
Lite-On Technology Corp.	Taiwan	23,045,407	31,680,521

			51,991,886

Construction Materials 0.5%
CRH PLC	Ireland	659,820	13,681,451

Containers & Packaging 0.6%
Rexam PLC	United Kingdom	3,021,290	15,724,789

Diversified Financial Services 2.0%
[a]ING Groep NV	Netherlands	5,880,644	57,270,536

Diversified Telecommunication Services 9.8%
China Telecom Corp. Ltd., H	China	84,868,357	44,112,983
France Telecom SA	France	2,164,143	45,148,810
Singapore Telecommunications Ltd.	Singapore	23,481,000	55,819,992
Telefonica SA, ADR	Spain	801,544	54,841,640
Telekom Austria AG	Austria	1,711,400	24,084,756
Telenor ASA	Norway	3,226,804	52,536,843

			276,545,024

Electric Utilities 2.0%
E.ON AG	Germany	917,590	28,066,926
Iberdrola SA	Spain	3,537,921	27,299,102

			55,366,028

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Electronic Equipment, Instruments & Components 1.4%
[a]Flextronics International Ltd.	Singapore	4,961,670	$38,949,109

Energy Equipment & Services 1.0%
Aker Solutions ASA	Norway	1,617,940	27,578,838

Food & Staples Retailing 0.5%
Tesco PLC	United Kingdom	2,056,090	13,655,642

Food Products 2.1%
Nestle SA	Switzerland	518,760	30,409,111
Unilever PLC	United Kingdom	930,743	28,562,782

			58,971,893

Health Care Providers & Services 0.4%
Celesio AG	Germany	509,850	12,597,498

Hotels, Restaurants & Leisure 0.8%
[a]Autogrill SpA	Italy	1,655,033	23,402,196

Industrial Conglomerates 3.6%
Hutchison Whampoa Ltd.	Hong Kong	3,794,709	39,155,440
Siemens AG	Germany	493,434	61,500,712

			100,656,152

Insurance 9.5%
ACE Ltd.	United States	377,449	23,496,200
[a]AIA Group Ltd.	Hong Kong	7,983,000	22,441,756
[a,b]AIA Group Ltd., 144A	Hong Kong	3,128,000	8,793,413
Aviva PLC	United Kingdom	7,678,820	47,225,598
AXA SA	France	2,027,508	33,768,122
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	249,150	37,792,935
[a]NKSJ Holdings Inc.	Japan	4,218,000	31,073,163
PartnerRe Ltd.	Bermuda	196,480	15,787,168
Swiss Reinsurance Co.	Switzerland	917,340	49,402,786

			269,781,141

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	175,440	14,078,403

Media 2.5%
Pearson PLC	United Kingdom	875,466	13,822,486
Reed Elsevier NV	Netherlands	2,017,693	24,986,206
Vivendi SA	France	1,178,959	31,858,480

			70,667,172

Metals & Mining 1.3%
Barrick Gold Corp.	Canada	663,561	35,347,333

Multi-Utilities 0.9%
GDF Suez	France	697,431	25,050,737

Multiline Retail 0.5%
Marks & Spencer Group PLC	United Kingdom	2,350,320	13,538,017

Oil, Gas & Consumable Fuels 11.0%
BP PLC	United Kingdom	4,406,715	32,041,574
Gazprom, ADR	Russia	1,311,500	33,364,560
Reliance Industries Ltd.	India	998,145	23,623,974
Royal Dutch Shell PLC, B	United Kingdom	1,292,973	42,815,746

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels (continued)
Sasol, ADR	South Africa	701,210	$36,497,980
Statoil ASA	Norway	2,455,740	58,455,941
Talisman Energy Inc.	Canada	1,506,600	33,419,567
Total SA, B	France	979,926	51,977,029

			312,196,371

Pharmaceuticals 8.0%
GlaxoSmithKline PLC	United Kingdom	2,772,585	53,659,670
Merck KGaA	Germany	320,220	25,813,837
Novartis AG	Switzerland	360,330	21,199,286
Roche Holding AG	Switzerland	368,200	54,007,923
Sanofi-Aventis	France	1,127,925	72,199,991

			226,880,707

Professional Services 2.9%
Adecco SA	Switzerland	481,280	31,561,456
Hays PLC	United Kingdom	11,353,070	22,937,678
[a]Randstad Holding NV	Netherlands	535,950	28,320,202

			82,819,336

Real Estate Management & Development 1.1%
Cheung Kong (Holdings) Ltd.	Hong Kong	1,973,922	30,424,684

Semiconductors & Semiconductor Equipment 5.7%
[a]Infineon Technologies AG	Germany	1,103,225	10,342,682
Samsung Electronics Co. Ltd.	South Korea	89,088	75,402,017
Siliconware Precision Industries Co.	Taiwan	6,412,000	7,693,521
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	27,781,526	67,620,444

			161,058,664

Software 5.5%
[a]Check Point Software Technologies Ltd.	Israel	494,361	22,869,140
Nintendo Co. Ltd.	Japan	166,400	48,848,931
The Sage Group PLC	United Kingdom	4,609,500	19,704,742
SAP AG, ADR	Germany	983,280	49,763,801
Trend Micro Inc.	Japan	464,100	15,328,021

			156,514,635

Specialty Retail 3.2%
Kingfisher PLC	United Kingdom	13,521,086	55,711,690
USS Co. Ltd.	Japan	431,520	35,297,725

			91,009,415

Textiles, Apparel & Luxury Goods 0.6%
Yue Yuen Industrial Holdings Ltd.	Hong Kong	4,486,500	16,104,645

Wireless Telecommunication Services 5.1%
Mobile TeleSystems, ADR	Russia	914,865	19,093,233
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,482,500	25,395,225
Vodafone Group PLC, ADR	United Kingdom	3,781,940	99,956,674

			144,445,132

Total Common Stocks and Other Equity Interests (Cost $2,401,603,306)			2,712,914,425

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Preferred Stocks (Cost $2,178,441) 1.3%
Metals & Mining 1.3%
Vale SA, ADR, pfd., A	Brazil	1,210,222	$36,572,909

Total Investments before Short Term Investments (Cost $2,403,781,747)			2,749,487,334

Short Term Investments (Cost $74,399,334) 2.6%
Money Market Funds 2.6%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	74,399,334	74,399,334

Total Investments (Cost $2,478,181,081) 99.9%			2,823,886,668
Other Assets, less Liabilities 0.1%			2,423,491

Net Assets 100.0%			$2,826,310,159

See Abbreviations on page TF-25.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the value of this security was $8,793,413, representing 0.31% of net assets.

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,403,781,747
Cost - Sweep Money Fund (Note 7)	74,399,334

Total cost of investments	$2,478,181,081

Value - Unaffiliated issuers	$2,749,487,334
Value - Sweep Money Fund (Note 7)	74,399,334

Total value of investments	2,823,886,668
Cash	160,166
Receivables:
Capital shares sold	955,829
Dividends	6,524,598
Other assets	462

Total assets	2,831,527,723

Liabilities:
Payables:
Capital shares redeemed	1,791,426
Affiliates	2,806,757
Reports to shareholders	427,459
Accrued expenses and other liabilities	191,922

Total liabilities	5,217,564

Net assets, at value	$2,826,310,159

Net assets consist of:
Paid-in capital	$2,700,376,228
Undistributed net investment income	46,209,487
Net unrealized appreciation (depreciation)	345,894,768
Accumulated net realized gain (loss)	(266,170,324)

Net assets, at value	$2,826,310,159

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2010

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$321,281,861

Shares outstanding	22,089,453

Net asset value and maximum offering price per share	$14.54

Class 2:
Net assets, at value	$2,090,756,821

Shares outstanding	146,276,558

Net asset value and maximum offering price per share	$14.29

Class 3:
Net assets, at value	$108,766,254

Shares outstanding	7,637,341

Net asset value and maximum offering price per share[a]	$14.24

Class 4:
Net assets, at value	$305,505,223

Shares outstanding	21,171,205

Net asset value and maximum offering price per share	$14.43

aRedemption price is equal to net asset value less any redemption fees retained by the fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $7,562,786)	$72,304,643
Income from securities loaned	360,920

Total investment income	72,665,563

Expenses:
Management fees (Note 3a)	16,084,169
Administrative fees (Note 3b)	2,466,397
Distribution fees: (Note 3c)
Class 2	4,871,112
Class 3	264,046
Class 4	568,874
Unaffiliated transfer agent fees	4,430
Custodian fees (Note 4)	484,376
Reports to shareholders	529,930
Registration and filing fees	1,392
Professional fees	85,848
Trustees’ fees and expenses	11,617
Other	80,504

Total expenses	25,452,695
Expense reductions (Note 4)	(19)

Net expenses	25,452,676

Net investment income	47,212,887

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	37,030,875
Foreign currency transactions	(1,115,391)

Net realized gain (loss)	35,915,484

Net change in unrealized appreciation (depreciation) on:
Investments	169,586,867
Translation of other assets and liabilities denominated in foreign currencies	125,872
Change in deferred taxes on unrealized appreciation	1,550,561

Net change in unrealized appreciation (depreciation)	171,263,300

Net realized and unrealized gain (loss)	207,178,784

Net increase (decrease) in net assets resulting from operations	$254,391,671

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$47,212,887	$46,778,715
Net realized gain (loss) from investments and foreign currency transactions	35,915,484	(272,580,971)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	171,263,300	930,461,583

Net increase (decrease) in net assets resulting from operations	254,391,671	704,659,327

Distributions to shareholders from:
Net investment income:
Class 1	(6,186,591)	(10,082,097)
Class 2	(35,909,578)	(60,860,305)
Class 3	(1,738,264)	(10,601,203)
Class 4	(1,159,055)	(654,024)
Net realized gains:
Class 1	—	(11,279,713)
Class 2	—	(75,080,881)
Class 3	—	(12,814,465)
Class 4	—	(749,197)

Total distributions to shareholders	(44,993,488)	(182,121,885)

Capital share transactions: (Note 2)
Class 1	(16,391,025)	(11,544,985)
Class 2	(56,686,127)	(118,629,302)
Class 3	(13,133,254)	(174,980,330)
Class 4	210,807,534	24,793,775

Total capital share transactions	124,597,128	(280,360,842)

Redemption fees	9,228	18,230

Net increase (decrease) in net assets	334,004,539	242,194,830
Net assets:
Beginning of year	2,492,305,620	2,250,110,790

End of year	$2,826,310,159	$2,492,305,620

Undistributed net investment income included in net assets:
End of year	$46,209,487	$45,063,070

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Funds does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements and/or in a money market fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. At December 31, 2010, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,834,739	$24,009,210	984,005	$11,607,893
Shares issued in reinvestment of distributions	500,533	6,186,591	2,337,178	21,361,810
Shares redeemed	(3,507,687)	(46,586,826)	(4,055,131)	(44,514,688)

Net increase (decrease)	(1,172,415)	$(16,391,025)	(733,948)	$(11,544,985)

Class 2 Shares:
Shares sold	24,359,823	$304,453,001	17,636,013	$191,261,657
Shares issued in reinvestment of distributions	2,950,664	35,909,578	15,030,410	135,423,993
Shares redeemed	(30,526,296)	(397,048,706)	(41,328,787)	(445,314,952)

Net increase (decrease)	(3,215,809)	$(56,686,127)	(8,662,364)	$(118,629,302)

Class 3 Shares:
Shares sold	488,049	$6,145,010	2,721,038	$28,784,908
Shares issued in reinvestment of distributions	143,421	1,738,264	2,619,202	23,415,667
Shares redeemed	(1,625,745)	(21,016,528)	(22,034,601)	(227,180,905)

Net increase (decrease)	(994,275)	$(13,133,254)	(16,694,361)	$(174,980,330)

Class 4 Shares:
Shares sold	19,836,996	$240,414,850	2,965,551	$33,480,588
Shares issued on reinvestment of distributions	94,309	1,159,055	154,031	1,403,220
Shares redeemed	(2,328,115)	(30,766,371)	(860,936)	(10,090,033)

Net increase (decrease)	17,603,190	$210,807,534	2,258,646	$24,793,775

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the Fund had tax basis capital losses of $265,728,291 expiring in 2017. During the year ended December 31, 2010, the Fund utilized $34,730,679 of capital loss carryforwards.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$44,993,488	$82,201,258
Long term capital gain	—	99,920,627

	$44,993,488	$182,121,885

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,478,623,118

Unrealized appreciation	$556,653,681
Unrealized depreciation	(211,390,131)

Net unrealized appreciation (depreciation)	$345,263,550

Distributable earnings – undistributed ordinary income	$46,209,487

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $565,830,247 and $461,804,103, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

9. CREDIT FACILITY (continued)

Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2010, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

At December 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2011 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL BOND SECURITIES FUND

We are pleased to bring you Templeton Global Bond Securities Fund’s annual report for the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+14.71%	+12.84%	+12.06%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Bond Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGB-1

Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the JPM GGBI, which posted a +6.42% total return in U.S. dollar terms, and the Citigroup WGBI, which produced a +5.17% total return for the same period.1

Economic and Market Overview

Financial markets strengthened during the year under review as the global economy recovered, albeit at an uneven pace. Emerging economies generally enjoyed robust growth as they were less exposed than developed ones to many of the causes of the financial crisis, particularly overreliance on leverage. Many developing economies returned to trend growth levels, particularly in Asia, prompting some officials there to tighten fiscal and monetary policies. In contrast, the G-3 (U.S., eurozone and Japan) continued to struggle with recoveries that were not as robust as in previous episodes. Labor markets remained weak, and concerns regarding public sector balances led to periods of volatility during the year.

The first quarter of the year was broadly positive for most risk assets and currencies. Bond markets were generally supported by developed market policymakers’ reiterated commitment to keep interest rates low for an extended period. This commitment helped risk appetite broadly, and as the disparate nature of the recovery became more clear, emerging market sovereign credit spreads declined and currencies generally appreciated against the U.S. dollar. However, concerns regarding the Greek government’s ability to meet its financing needs, combined with heightened geopolitical tensions on the Korean peninsula and fears of a hard landing in China, led to a less favorable second quarter. In Greece, the public sector’s already substantial debt burden rose quickly as the government’s past manipulations of its fiscal balances came to light. Given Greece’s uncompetitive labor force, rising political tensions, and very weak growth, many observers questioned its ability to continue to

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s investment in certain hedging and derivative instruments may involve a small investment relative to the risk assumed. As a nondiversified fund, the Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund’s shares. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

TGB-2

meet its debt obligations, many of which were owned by Greek and other European banks. Chinese policymakers’ steps to remove the stimulus that had helped their economy counteract the global financial crisis in 2009 further dampened market sentiment. Although these steps proved to be gradual and in our view appropriate, the market appeared preoccupied by the prospect of a hard landing.

Financial markets recovered in 2010’s third quarter after the European Union and International Monetary Fund provided strong support to the Greek government. Loans made available to the government were sufficient to meet its financing needs for more than two years, which temporarily reduced fears that other highly indebted, non-eurozone European governments would have trouble meeting their financing needs. The euro and other European currencies strengthened against the U.S. dollar in this environment. Policymakers’ commitments in many developed economies to support their fragile recoveries kept bond yields low, even as additional countries that recovered quickly from the financial crisis were tightening policy. However, volatility returned in the fourth quarter largely due to renewed concerns in the eurozone, this time centered on Ireland. In addition, after reaching the lowest levels of the year early in the quarter in anticipation of the U.S. Federal Reserve Board’s announcing its second quantitative easing program, U.S. Treasury yields rose meaningfully near period-end, which created problems for many traditional fixed income investors. Overall, financial markets aside from bonds generally ended 2010 on a positive note, with equity markets at their highest levels since Lehman Brothers Holdings’ collapse in 2008. Currencies tended to reflect their economies’ underlying strength, with many emerging and select developed economies, such as Australia and Sweden, ending the year stronger against the U.S. dollar.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize forward currency exchange contracts.

What is a forward currency exchange contract?

A forward currency exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

TGB-3

Manager’s Discussion

The Fund’s total return was influenced by various factors including interest rate developments, currency movements and exposure to sovereign debt markets. During the fiscal year under review, each of these sources of return benefited absolute and relative results.

Interest Rate Strategy

The Fund’s duration exposure was a major contributor to relative performance during the year. Government bond yields in many developed economies fell toward their historical lows reached at the height of the financial crisis. Monetary policymakers attempted to support their fragile economic recoveries by reiterating their commitment to keep rates low for an extended period and enacting further asset purchase programs. The Fund sought to capitalize on this low interest rate environment by maintaining long duration exposure only in economies with relatively high interest rates where we felt the full extent of any likely interest rate hikes had been priced in. In addition, we looked for areas where we believed long-term government bond yields were likely to benefit over time as risk premiums fell due to improved fiscal and inflation-fighting policies. This strategy contributed to relative performance during 2010’s first three quarters because of some select, overweighted exposures. In particular, long duration, local government bonds from Indonesia and Mexico were significant contributors. Each country’s central bank left rates unchanged throughout the year as inflation pressures were less than expected. Yields on Indonesia’s 10-year government bonds fell 244 basis points (bps; 100 bps equal one percentage point) during 2010’s first nine months, while Mexico’s declined 187 bps.

Toward period-end, yields began to rise in many developed economies, particularly in the U.S. Pushing yields higher were better-than-expected economic data and mounting concerns about many countries’ historically high fiscal deficits, which could be politically difficult to address and therefore may persist for some time. In this environment, the Fund’s underweighted exposures in euro- and U.S. dollar-denominated bonds and no exposure to yen-denominated bonds helped relative performance.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGB-4

Currency Strategy

The Fund’s diverse, actively managed currency exposure provided strong returns during the year. Global currency markets increasingly reflected the underlying strengths of their respective economies. Although the U.S. dollar fell 1.06% against its major trading partners overall, this decline was the result of pronounced weakness against Asian currencies and select other emerging economies as the U.S. dollar strengthened against most European currencies.2 In the Americas, we concentrated the Fund’s currency exposure in a few emerging Latin American economies, which benefited performance. The Chilean peso, Mexican peso, and Brazilian real each appreciated more than 5% against the U.S. dollar as their domestically led recoveries outpaced that of the U.S.2 In addition, these economies benefited from high prices for the commodities they exported.

The Fund’s European currency exposure was a significant contributor to relative performance. Heightened tensions surrounding some non-eurozone European countries weighed on the euro periodically through the year. Combined with the market’s recognition of the relative strength of other European countries, this environment favored the Fund’s positioning in these currencies against the euro. For example, the Swedish krona appreciated 13.58% against the euro during the year as growth in Sweden outperformed, it did not suffer from the same concerns about unsustainable fiscal balances, and in the second half of the year the country’s central bank hiked its policy rate 100 bps.2 Norway and Poland similarly outperformed. In the Middle East, the Fund’s Egyptian pound position detracted from performance.

The Fund’s exposure to Asian currencies also contributed to results during the year, with one large exception, its negative exposure to the Japanese yen. The currencies of both emerging Asian economies and those of more developed economies, such as South Korea and Australia, appreciated as the region again had the world’s strongest growth. Although China’s economy led, with robust domestic demand despite steps by policymakers to tighten policy, the country’s demand and investment had a positive impact throughout the region. For example, Australia was one of the first developed economies to recover from the global financial crisis not only because it had not gone through a housing bubble and had much better government finances, but also because

2. Source: IDC/Exshare.

Currency Breakdown

Templeton Global Bond Securities Fund

12/31/10

% of Total Net Assets

Americas	61.8%
U.S. Dollar	40.3%
Brazilian Real	4.7%
Mexican Peso	9.0%
Chilean Peso	6.9%
Peruvian Nuevo Sol	0.9%

Asia Pacific	32.2%
South Korean Won	15.6%
Australian Dollar	9.6%
Malaysian Ringgit	9.4%
Indonesian Rupiah	6.8%
Philippine Peso	5.3%
Indian Rupee	5.0%
Sri Lankan Rupee	1.7%
Chinese Yuan	0.7%
New Zealand Dollar*	-0.7%
Japanese Yen*	-21.2%

Middle East & Africa	9.1%
New Israeli Shekel	4.6%
Egyptian Pound	4.5%

Europe*	-3.1%
Norwegian Krone	8.3%
Swedish Krona	7.9%
Polish Zloty	6.8%
Euro*	-26.1%

*Holding is a negative percentage because of the Fund’s holdings of forward currency exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGB-5

it has close links with China, which is Australia’s largest trading partner. Chinese demand supported prices for Australia’s commodity exports, and the Australian dollar appreciated 13.98% against the U.S. dollar.2 The Fund experienced similar benefits from regional emerging currencies from countries closely integrated with China, such as Malaysia, Indonesia and the Philippines. In contrast, the Fund’s underweighted position in the Japanese yen detracted significantly from performance. We held a long position in the U.S. dollar against the Japanese yen, through the use of forward contracts, in part to hedge the duration exposure of our U.S. dollar-denominated holdings. This position worked against us through most of the year as U.S. yields fell; however, even late in the year when interest rates rose, the yen remained strong. Historically the exchange rate and interest rate differentials between the U.S. and Japan have had a strong correlation. Although this relationship persists over longer periods, over the short term specific developments can cause it to break down. In particular, despite higher U.S. interest rates, the yen was stronger this year amid surprisingly good Japanese economic data, largely due to temporary stimulus measures and the rebuilding of inventories, and the market’s preoccupation with the second round of quantitative easing in the U.S.

Global Sovereign Debt Strategy

Sovereign credit exposure benefited performance as the broadly supportive risk environment led to spread tightening in most credits. Despite sovereign credits’ significant tightening since the financial crisis, we found opportunities we feel are attractive as we believe relative fundamentals continued to favor emerging markets. The enhanced resilience of such economies and the significant challenges facing highly indebted non-eurozone European countries drove reevaluation of traditional perceptions of sovereign risk. This situation, in conjunction with developed economies’ low interest rates, brought new investors to the asset class and pushed credit spreads lower for some of the largest, traditional emerging markets. We were selective in our sovereign credit exposure as the period progressed, but we managed to benefit somewhat from the rally. Specifically, exposures in Argentina and Venezuela were two of the Fund’s best performing sovereign credit positions, while outside Latin America, positions in Iraq, Lithuania and Indonesia contributed to performance.

*The Fund’s supranational investments were denominated in the Mexican peso, Norwegian krone and U.S. dollar.

**The Fund’s EMU investment was in Germany.

TGB-6

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGB-7

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 1

TGB-8

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,097.40	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.38	$2.85

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.56%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGB-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.72	$17.42	$17.00	$15.73	$14.36

Income from investment operations[a]:
Net investment income[b]	1.00	0.99	0.80	0.77	0.61
Net realized and unrealized gains (losses)	1.58	2.01	0.27	0.97	1.24

Total from investment operations	2.58	3.00	1.07	1.74	1.85

Less distributions from:
Net investment income and net foreign currency gains	(0.31)	(2.70)	(0.65)	(0.47)	(0.48)
Net realized gains	(0.05)	—	—	—	—

Total distributions	(0.36)	(2.70)	(0.65)	(0.47)	(0.48)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$19.94	$17.72	$17.42	$17.00	$15.73

Total return[d]	14.71%	18.98%	6.46%	11.27%	13.14%
Ratios to average net assets
Expenses before expense reduction	0.55%	0.54%	0.58%	0.64%	0.80%
Expenses net of expense reduction	0.55% [e]	0.54% [e]	0.58% [e]	0.64% [e]	0.72%
Net investment income	5.27%	5.73%	4.66%	4.70%	4.09%

Supplemental data
Net assets, end of year (000’s)	$272,232	$195,662	$220,588	$137,700	$75,843
Portfolio turnover rate	8.77%	20.84%	28.46%	47.33%	30.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.34	$17.10	$16.72	$15.50	$14.19

Income from investment operations[a]:
Net investment income[b]	0.93	0.93	0.74	0.72	0.57
Net realized and unrealized gains (losses)	1.54	1.98	0.27	0.96	1.21

Total from investment operations	2.47	2.91	1.01	1.68	1.78

Less distributions from:
Net investment income and net foreign currency gains	(0.27)	(2.67)	(0.63)	(0.46)	(0.47)
Net realized gains	(0.05)	—	—	—	—

Total distributions	(0.32)	(2.67)	(0.63)	(0.46)	(0.47)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$19.49	$17.34	$17.10	$16.72	$15.50

Total return[d]	14.45%	18.68%	6.21%	11.00%	12.77%
Ratios to average net assets
Expenses before expense reduction	0.80%	0.79%	0.83%	0.89%	1.05%
Expenses net of expense reduction	0.80% [e]	0.79% [e]	0.83% [e]	0.89% [e]	0.97%
Net investment income	5.02%	5.48%	4.41%	4.45%	3.84%

Supplemental data
Net assets, end of year (000’s)	$1,490,794	$1,262,783	$793,881	$480,649	$205,768
Portfolio turnover rate	8.77%	20.84%	28.46%	47.33%	30.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 3	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.33	$17.08	$16.70	$15.49	$14.18

Income from investment operations[a]:
Net investment income[b]	0.93	0.93	0.74	0.72	0.58
Net realized and unrealized gains (losses)	1.54	1.98	0.27	0.95	1.21

Total from investment operations	2.47	2.91	1.01	1.67	1.79

Less distributions from:
Net investment income and net foreign currency gains	(0.27)	(2.66)	(0.63)	(0.46)	(0.48)
Net realized gains	(0.05)	—	—	—	—

Total distributions	(0.32)	(2.66)	(0.63)	(0.46)	(0.48)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$19.48	$17.33	$17.08	$16.70	$15.49

Total return[d]	14.38%	18.69%	6.21%	11.03%	12.84%
Ratios to average net assets
Expenses before expense reduction	0.80%	0.79%	0.83%	0.89%	1.05%
Expenses net of expense reduction	0.80% [e]	0.79% [e]	0.83% [e]	0.89% [e]	0.97%
Net investment income	5.02%	5.48%	4.41%	4.45%	3.84%

Supplemental data
Net assets, end of year (000’s)	$183,380	$143,264	$128,155	$91,162	$35,572
Portfolio turnover rate	8.77%	20.84%	28.46%	47.33%	30.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.61	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.93	0.93	0.66
Net realized and unrealized gains (losses)	1.56	2.00	(0.64)

Total from investment operations	2.49	2.93	0.02

Less distributions from:
Net investment income and net foreign currency gains	(0.27)	(2.69)	(0.65)
Net realized gains	(0.05)	—	—

Total distributions	(0.32)	(2.69)	(0.65)

Redemption fees[d]	—	—	—

Net asset value, end of year	$19.78	$17.61	$17.37

Total return[e]	14.28%	18.58%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.90%	0.89%	0.93%
Net investment income	4.92%	5.38%	4.31%

Supplemental data
Net assets, end of year (000’s)	$150,891	$108,910	$43,069
Portfolio turnover rate	8.77%	20.84%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities 79.1%
Argentina 1.2%
[a,b]Government of Argentina, senior bond, FRN, 0.677%, 8/03/12	107,485,000		$25,748,032

Australia 8.2%
Government of Australia, TB123, 5.75%, 4/15/12	43,700,000	AUD	45,093,095
New South Wales Treasury Corp.,
6.00%, 5/01/12	9,350,000	AUD	9,649,316
6.00%, 5/01/12 (London Exchange)	13,180,000	AUD	13,599,985
senior note, 5.50%, 3/01/17	32,225,000	AUD	32,417,913
Queensland Treasury Corp.,
6.00%, 6/14/11	22,050,000	AUD	22,635,972
6.00%, 8/14/13	24,450,000	AUD	25,378,548
6.00%, 9/14/17	13,160,000	AUD	13,577,613
[c]144A, 7.125%, 9/18/17	4,380,000	NZD	3,648,265
Western Australia Treasury Corp., 5.50%, 7/17/12	6,400,000	AUD	6,561,996

			172,562,703

Brazil 4.2%
Nota Do Tesouro Nacional,
10.00%, 1/01/12	38,245	[d] BRL	22,634,425
10.00%, 1/01/14	7,100	[d] BRL	4,050,044
10.00%, 1/01/17	22,490	[d] BRL	12,432,821
[e]Index Linked, 6.00%, 5/15/11	2,055	[d] BRL	2,461,112
[e]Index Linked, 6.00%, 5/15/15	27,735	[d] BRL	32,870,412
[e]Index Linked, 6.00%, 5/15/45	10,825	[d] BRL	13,847,349

			88,296,163

Canada 0.8%
Province of Manitoba, 6.375%, 9/01/15	19,985,000	NZD	16,318,664

Germany 0.6%
Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16	137,707,000	MXN	12,001,377

Hungary 1.6%
Government of Hungary, senior note,
3.50%, 7/18/16	1,055,000	EUR	1,217,067
4.375%, 7/04/17	5,380,000	EUR	6,351,059
5.75%, 6/11/18	13,795,000	EUR	17,226,294
6.25%, 1/29/20	6,420,000		6,259,500
3.875%, 2/24/20	3,120,000	EUR	3,351,886

			34,405,806

Indonesia 8.5%
Government of Indonesia,
FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,919,225
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	22,934,919
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	31,480,160
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	10,022,076
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	4,178,151
FR37, 12.00%, 9/15/26	8,230,000,000	IDR	1,148,449
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	761,931
FR40, 11.00%, 9/15/25	61,856,000,000	IDR	8,111,047
FR42, 10.25%, 7/15/27	88,574,000,000	IDR	10,821,139
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	8,711,320
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	544,615
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	27,186,636

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
FR47, 10.00%, 2/15/28	61,737,000,000	IDR	$7,353,068
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	2,044,667
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	4,146,284
[c]senior bond, 144A, 8.50%, 10/12/35	9,119,000		12,103,573
[c]senior bond, 144A, 6.625%, 2/17/37	2,240,000		2,458,867
[c]senior bond, 144A, 7.75%, 1/17/38	10,980,000		13,439,063
[c]senior note, 144A, 11.625%, 3/04/19	6,410,000		9,525,527

			178,890,717

Iraq 0.4%
Government of Iraq,
[c]144A, 5.80%, 1/15/28	5,055,000		4,643,018
[f]Reg S, 5.80%, 1/15/28	3,440,000		3,159,640

			7,802,658

Israel 1.4%
Government of Israel, 2680, 7.00%, 4/29/11	99,205,000	ILS	28,560,181

Lithuania 1.7%
[c]Government of Lithuania, 144A,
6.75%, 1/15/15	19,480,000		21,160,150
7.375%, 2/11/20	12,690,000		14,070,037

			35,230,187

Malaysia 2.9%
Government of Malaysia, senior bond,
3.756%, 4/28/11	106,980,000	MYR	34,841,618
3.833%, 9/28/11	3,860,000	MYR	1,262,416
3.461%, 7/31/13	12,600,000	MYR	4,119,757
3.814%, 2/15/17	18,885,000	MYR	6,201,587
4.24%, 2/07/18	44,360,000	MYR	14,810,672
0309, 2.711%, 2/14/12	20,000	MYR	6,477

			61,242,527

Mexico 7.7%
Government of Mexico,
M, 9.00%, 6/20/13	385,600	[g] MXN	3,388,218
M10, 8.00%, 12/17/15	726,000	[g] MXN	6,291,031
M10, 7.25%, 12/15/16	250,000	[g] MXN	2,106,316
M10, 7.75%, 12/14/17	4,473,000	[g] MXN	38,575,253
M20, 10.00%, 12/05/24	8,569,800	[g] MXN	86,752,235
M30, 10.00%, 11/20/36	1,440,600	[g] MXN	14,501,316
MI10, 9.00%, 12/20/12	265,000	[g] MXN	2,302,017
MI10, 8.00%, 12/19/13	794,500	[g] MXN	6,845,781

			160,762,167

Norway 2.9%
Government of Norway,
6.00%, 5/16/11	300,110,000	NOK	52,243,241
6.50%, 5/15/13	49,400,000	NOK	9,268,969

			61,512,210

Peru 0.2%
Government of Peru, 7.84%, 8/12/20	11,090,000	PEN	4,509,900

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Philippines 0.2%
Government of Philippine, senior bond,
5.75%, 2/21/12	105,070,000	PHP	$2,474,930
8.75%, 3/03/13	64,160,000	PHP	1,598,896

			4,073,826

Poland 5.9%
Government of Poland,
4.75%, 4/25/12	44,940,000	PLN	15,232,099
5.75%, 4/25/14	92,590,000	PLN	31,868,572
6.25%, 10/24/15	44,730,000	PLN	15,640,761
5.75%, 9/23/22	48,750,000	PLN	15,998,694
senior note, 6.375%, 7/15/19	27,200,000		30,546,797
Strip, 10/25/12	24,085,000	PLN	7,474,622
Strip, 1/25/13	22,655,000	PLN	6,945,305

			123,706,850

Qatar 0.7%
[c]Government of Qatar, senior note, 144A, 6.55%, 4/09/19	12,060,000		13,943,772

Russia 3.5%
[c]Government of Russia, 144A, 7.50%, 3/31/30	63,399,115		73,229,148

South Africa 1.8%
Government of South Africa,
5.25%, 5/16/13	3,590,000	EUR	5,072,058
4.50%, 4/05/16	1,874,000	EUR	2,600,202
6.875%, 5/27/19	21,215,000		24,810,942
senior note, 6.50%, 6/02/14	805,000		910,391
senior note, 5.875%, 5/30/22	3,485,000		3,753,689

			37,147,282

South Korea 13.6%
The Export-Import Bank of Korea, 4.625%, 2/20/17	230,000	EUR	312,267
Korea Deposit Insurance Corp.,
07-1, 5.57%, 9/14/12	6,600,000,000	KRW	6,087,908
08-1, 5.28%, 2/15/13	880,000,000	KRW	811,581
Korea Treasury Bond,
4.75%, 12/10/11	77,103,490,000	KRW	70,004,186
5.25%, 9/10/12	28,539,000,000	KRW	26,278,988
4.25%, 12/10/12	2,473,000,000	KRW	2,242,513
5.25%, 3/10/13	6,483,790,000	KRW	5,992,218
5.00%, 9/10/16	2,806,000,000	KRW	2,599,992
senior bond, 5.50%, 6/10/11	19,791,570,000	KRW	17,867,651
senior bond, 4.00%, 6/10/12	126,527,650,000	KRW	114,099,181
senior bond, 3.75%, 6/10/13	42,675,000,000	KRW	38,358,735

			284,655,220

Sri Lanka 1.7%
Government of Sri Lanka,
A, 12.00%, 7/15/11	115,200,000	LKR	1,063,720
A, 6.90%, 8/01/12	14,600,000	LKR	130,098
A, 8.50%, 1/15/13	694,400,000	LKR	6,332,184
A, 13.50%, 2/01/13	674,300,000	LKR	6,706,609
A, 7.00%, 3/01/14	43,380,000	LKR	371,970
A, 11.25%, 7/15/14	773,000,000	LKR	7,428,931
A, 6.50%, 7/15/15	18,610,000	LKR	150,926

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Sri Lanka (continued)
A, 11.00%, 8/01/15	1,349,700,000	LKR	$12,924,231
B, 6.60%, 6/01/14	56,800,000	LKR	478,868

			35,587,537

[h]Supranational 1.6%
Corporacion Andina De Fomento, 8.125%, 6/04/19	9,880,000		11,835,549
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	5,995,783
Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	16,232,651

			34,063,983

Sweden 5.1%
Government of Sweden, 5.25%, 3/15/11	712,870,000	SEK	107,028,194

United Arab Emirates 0.7%
[c]Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	11,840,000		13,781,144

Venezuela 1.4%
Government of Venezuela,
10.75%, 9/19/13	13,570,000		13,038,734
[a,f]Reg S, FRN, 1.288%, 4/20/11	4,695,000		4,636,313
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	12,205,000		11,644,498

			29,319,545

Vietnam 0.6%
[c]Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		13,355,812

Total Foreign Government and Agency Securities (Cost $1,465,208,774)			1,657,735,605

Municipal Bonds 1.6%
United States 1.6%
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%, 9/01/29	175,000		177,074
Bay Area Toll Authority Toll Bridge Revenue, Build America Bonds, Series S1, 6.793%, 4/01/30	3,460,000		3,473,286
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,489,252
California State GO,
7.625%, 3/01/40	1,320,000		1,378,621
Refunding, 5.125%, 4/01/33	4,725,000		4,352,717
Refunding, 5.00%, 4/01/38	1,985,000		1,783,701
Various Purpose, 6.00%, 4/01/38	11,650,000		11,883,699
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	2,155,000		2,087,484
Los Angeles Community College District GO, 2008 Election, Series D, 6.68%, 8/01/36	1,700,000		1,651,278
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26	765,000		784,538
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	2,400,000		2,658,384
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24	500,000		506,940
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	1,500,000		1,600,875

Total Municipal Bonds (Cost $33,800,373)			33,827,849

Total Investments before Short Term Investments (Cost $1,499,009,147)			1,691,563,454

Short Term Investments 16.8%
Foreign Government and Agency Securities 7.1%
Egypt 4.4%
[i]Egypt Treasury Bills, 2/08/11 - 12/06/11	572,225,000	EGP	94,844,908

Israel 1.5%
[i]Israel Treasury Bills, 6/01/11 - 10/05/11	116,818,900	ILS	32,682,811

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Malaysia 1.1%
[i]Bank of Negara Monetary Note, 1/06/11 - 10/13/11	8,270,000	MYR	$2,630,757
[i]Malaysia Treasury Bills, 4/05/11 - 12/15/11	62,895,000	MYR	19,903,901

			22,534,658

Philippines 0.1%
[i]Philippine Treasury Bills, 11/16/11 - 11/29/11	55,180,000	PHP	1,241,894

Sri Lanka 0.0%†
[i]Sri Lanka Treasury Bills, 7/08/11 - 9/16/11	53,690,000	LKR	464,901

Total Foreign Government and Agency Securities (Cost $152,410,548)			151,769,172

Total Investments before Repurchase Agreements (Cost $1,651,419,695)			1,843,332,626

Repurchase Agreements (Cost $202,257,044) 9.7%
[j]Joint Repurchase Agreement, 0.141%, 1/03/11 (Maturity Value $202,259,426)	202,257,044		202,257,044
Barclays Capital Inc. (Maturity Value $34,823,006)
BNP Paribas Securities Corp. (Maturity Value $35,816,100)
Credit Suisse Securities (USA) LLC (Maturity Value $19,898,282)
Deutsche Bank Securities Inc. (Maturity Value $32,126,887)
HSBC Securities (USA) Inc. (Maturity Value $24,873,864)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $19,898,282)
Morgan Stanley & Co. Inc. (Maturity Value $24,873,864)
UBS Securities LLC (Maturity Value $9,949,141)

Collateralized by U.S. Government Agency Securities, 0.50% - 5.75%, 1/07/11 - 10/26/15; [i]U.S. Treasury Bills, 5/12/11 - 7/28/11; and U.S. Treasury Notes, 0.375% - 1.875%, 9/30/11 - 9/30/17 (valued at $206,630,501)

Total Investments (Cost $1,853,676,739) 97.5%			2,045,589,670
Other Assets, less Liabilities 2.5%			51,707,831

Net Assets 100.0%			$2,097,297,501

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aThe coupon rate shown represents the rate at period end.

bThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the aggregate value of these securities was $195,358,376, representing 9.31% of net assets.

dPrincipal amount is stated in 1,000 Brazilian Real Units.

eRedemption price at maturity is adjusted for inflation. See Note 1(f).

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2010, the aggregate value of these securities was $7,795,953, representing 0.37% of net assets.

gPrincipal amount is stated in 100 Mexican Peso Units.

hA supranational organization is an entity formed by two or more central governments through international treaties.

iThe security is traded on a discount basis with no stated coupon rate.

jSee Note 1(c) regarding joint repurchase agreement.

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund

At December 31, 2010, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury 10 Yr. Note	Short	1	$120,438	3/22/11	$3,052	$—

At December 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Buy	56,089,316	16,324,490		1/04/11	$1,860,230	$—
Swedish Krona	DBAB	Buy	136,332,733	13,223,991	EUR	1/04/11	2,615,117	—
Japanese Yen	BZWS	Sell	277,330,000	3,043,819		1/07/11	—	(372,903)
Japanese Yen	CITI	Sell	138,680,000	1,521,916		1/07/11	—	(186,631)
Japanese Yen	UBSW	Sell	138,650,000	1,521,870		1/07/11	—	(186,306)
Malaysian Ringgit	DBAB	Buy	11,434,805	3,372,104		1/07/11	334,346	—
New Israeli Shekel	DBAB	Buy	117,806,600	31,561,539		1/07/11	1,859,279	—
Euro	CITI	Sell	2,240,000	3,221,568		1/10/11	225,056	—
Euro	BZWS	Sell	1,726,000	2,481,298		1/10/11	172,378	—
Euro	BOFA	Sell	2,800,000	4,001,200		1/11/11	255,567	—
Euro	DBAB	Sell	9,460,000	13,521,273		1/11/11	866,382	—
Euro	UBSW	Sell	13,846,000	19,797,703		1/11/11	1,275,546	—
Japanese Yen	HSBC	Sell	139,250,000	1,521,858		1/11/11	—	(193,790)
Japanese Yen	DBAB	Sell	139,110,000	1,521,941		1/11/11	—	(191,982)
Euro	JPHQ	Sell	937,000	1,356,331		1/13/11	102,886	—
Japanese Yen	HSBC	Sell	397,130,000	4,329,997		1/13/11	—	(563,009)
Philippine Peso	JPHQ	Buy	374,905,000	8,061,299		1/13/11	529,854	—
Japanese Yen	BZWS	Sell	394,150,000	4,330,058		1/14/11	—	(526,289)
Japanese Yen	UBSW	Sell	313,510,000	3,463,992		1/14/11	—	(398,784)
Philippine Peso	HSBC	Buy	60,160,000	1,286,295		1/14/11	92,320	—
Euro	DBAB	Sell	4,856,000	7,024,544		1/18/11	528,619	—
Philippine Peso	DBAB	Buy	66,125,000	1,420,516		1/18/11	94,862	—
Philippine Peso	HSBC	Buy	115,942,000	2,483,709		1/18/11	173,318	—
Philippine Peso	JPHQ	Buy	165,119,000	3,542,946		1/19/11	241,106	—
Philippine Peso	DBAB	Buy	41,372,000	885,341		1/19/11	62,786	—
Brazilian Real	DBAB	Buy	12,752,000	580,709,502	JPY	1/26/11	482,187	—
Japanese Yen	BZWS	Sell	1,079,470,000	12,019,178		1/26/11	—	(1,282,887)
Japanese Yen	UBSW	Sell	944,420,000	10,516,692		1/26/11	—	(1,121,182)
Japanese Yen	DBAB	Sell	269,140,000	3,004,801		1/26/11	—	(311,751)
Philippine Peso	HSBC	Buy	154,149,000	3,536,988		1/26/11	—	(4,053)
Brazilian Real	HSBC	Buy	4,760,000	217,473,737	JPY	1/27/11	170,560	—
Chilean Peso	DBAB	Buy	2,227,910,000	4,431,888		1/27/11	318,099	—
Euro	CITI	Sell	4,998,400	7,056,491		1/27/11	370,174	—
Japanese Yen	HSBC	Sell	928,300,000	10,335,920		1/27/11	—	(1,103,443)
Chilean Peso	DBAB	Buy	5,127,860,000	10,123,107		1/28/11	808,787	—
Chilean Peso	JPHQ	Buy	675,370,000	1,327,509		1/28/11	112,288	—
New Zealand Dollar	BZWS	Sell	12,970,535	8,910,757		1/28/11	—	(1,165,485)
New Zealand Dollar	DBAB	Sell	9,712,629	6,684,717		1/28/11	—	(860,601)
New Zealand Dollar	UBSW	Sell	7,565,376	5,173,734		1/28/11	—	(703,477)
Chilean Peso	DBAB	Buy	3,093,470,000	5,966,966		1/31/11	626,271	—
Euro	UBSW	Sell	5,540,000	7,757,662		1/31/11	346,920	—
Euro	DBAB	Sell	31,205,000	43,732,247		1/31/11	1,989,971	—
Chinese Yuan	DBAB	Buy	102,053,000	15,368,270		2/01/11	70,983	—
Philippine Peso	HSBC	Buy	55,600,000	1,161,722		2/03/11	112,572	—
Philippine Peso	DBAB	Buy	155,800,000	3,253,968		2/03/11	316,805	—

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	21,500,000	455,412		2/04/11	$22,366	$—
New Zealand Dollar	DBAB	Sell	12,744,985	8,740,511		2/04/11	—	(1,155,071)
Philippine Peso	HSBC	Buy	43,900,000	923,278		2/04/11	82,853	—
Philippine Peso	BOFA	Buy	43,900,000	924,211		2/04/11	81,920	—
Philippine Peso	BOFA	Buy	55,000,000	1,161,563		2/07/11	98,922	—
Philippine Peso	JPHQ	Buy	60,500,000	1,279,070		2/07/11	107,464	—
Australian Dollar	MSCO	Buy	10,560,886	8,795,000		2/08/11	1,940,193	—
Australian Dollar	UBSW	Buy	10,557,970	8,795,000		2/08/11	1,937,229	—
Euro	UBSW	Sell	4,929,000	6,766,778		2/08/11	173,594	—
Euro	CITI	Sell	6,572,000	9,019,051		2/08/11	228,140	—
Euro	HSBC	Sell	1,200,000	1,641,060		2/08/11	35,903	—
Euro	JPHQ	Sell	300,000	410,190		2/08/11	8,901	—
Norwegian Krone	UBSW	Buy	72,121,400	8,654,603	EUR	2/08/11	785,654	—
Australian Dollar	BZWS	Buy	3,351,000	247,404,330	JPY	2/09/11	356,762	—
Australian Dollar	CITI	Buy	3,351,000	248,017,563	JPY	2/09/11	349,204	—
Australian Dollar	DBAB	Buy	3,351,000	248,523,564	JPY	2/09/11	342,968	—
Euro	HSBC	Sell	600,000	820,560		2/09/11	17,985	—
Euro	BZWS	Sell	800,000	1,091,740		2/09/11	21,640	—
Norwegian Krone	UBSW	Buy	100,802,700	12,116,437	EUR	2/09/11	1,070,497	—
Norwegian Krone	DBAB	Buy	144,025,000	17,309,241	EUR	2/09/11	1,532,846	—
Poland Zloty	DBAB	Buy	17,528,000	4,206,888	EUR	2/09/11	269,243	—
South Korean Won	HSBC	Buy	21,363,430,000	18,100,000		2/09/11	910,275	—
Chilean Peso	MLCO	Buy	1,145,000,000	2,131,224		2/10/11	307,169	—
Chilean Peso	DBAB	Buy	1,145,000,000	2,131,224		2/10/11	307,169	—
Euro	BZWS	Sell	612,000	836,298		2/10/11	17,675	—
Euro	DBAB	Sell	180,000	246,114		2/10/11	5,343	—
Japanese Yen	MSCO	Sell	394,373,000	4,433,015		2/10/11	—	(427,498)
Poland Zloty	BZWS	Buy	17,528,000	4,183,493	EUR	2/10/11	300,205	—
South Korean Won	HSBC	Buy	5,578,000,000	419,650,917	JPY	2/10/11	—	(208,678)
Chilean Peso	DBAB	Buy	1,058,220,000	1,975,766		2/11/11	277,636	—
Chilean Peso	BZWS	Buy	1,142,900,000	2,131,183		2/11/11	302,539	—
Euro	UBSW	Sell	657,000	903,454		2/11/11	24,642	—
Chilean Peso	DBAB	Buy	1,130,600,000	2,131,197		2/14/11	275,743	—
Malaysian Ringgit	DBAB	Buy	97,443,480	28,224,035		2/14/11	3,281,504	—
New Zealand Dollar	HSBC	Sell	2,945,715	1,982,172		2/14/11	—	(303,229)
Poland Zloty	DBAB	Buy	17,528,000	4,220,462	EUR	2/14/11	249,431	—
South Korean Won	JPHQ	Buy	1,913,000,000	144,924,242	JPY	2/14/11	—	(84,292)
South Korean Won	DBAB	Buy	1,658,000,000	125,968,697	JPY	2/14/11	—	(77,525)
South Korean Won	HSBC	Buy	16,244,000,000	13,918,259		2/14/11	533,377	—
Chilean Peso	MSCO	Buy	2,254,600,000	4,262,407		2/16/11	536,640	—
Euro	JPHQ	Sell	1,971,000	2,681,743		2/16/11	45,366	—
Euro	UBSW	Sell	1,971,000	2,680,363		2/16/11	43,987	—
South Korean Won	JPHQ	Buy	1,116,000,000	85,432,136	JPY	2/16/11	—	(60,208)
Malaysian Ringgit	HSBC	Buy	4,899,000	1,424,045		2/17/11	159,649	—
Chilean Peso	DBAB	Buy	526,900,000	1,007,457		2/18/11	113,897	—
Chilean Peso	JPHQ	Buy	1,055,800,000	2,014,886		2/18/11	232,079	—
Euro	UBSW	Sell	2,038,000	2,799,825		2/18/11	73,855	—
Euro	DBAB	Sell	2,038,000	2,800,090		2/18/11	74,120	—
Chilean Peso	MSCO	Buy	5,517,900,000	10,517,860		2/22/11	1,221,562	—
Chilean Peso	DBAB	Buy	2,364,060,000	4,512,520		2/22/11	517,056	—
Chilean Peso	JPHQ	Buy	1,792,000,000	3,425,404		2/22/11	387,105	—
Japanese Yen	JPHQ	Sell	385,700,000	4,286,508		2/22/11	—	(467,666)
Japanese Yen	HSBC	Sell	385,460,000	4,287,033		2/22/11	—	(464,183)

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	MLCO	Buy	1,062,800,000	2,014,978	2/23/11	$245,962	$—
Chilean Peso	MSCO	Buy	1,055,200,000	2,014,894	2/24/11	229,695	—
Chilean Peso	MSCO	Buy	2,254,540,000	4,311,938	2/25/11	483,459	—
Chilean Peso	CITI	Buy	2,285,090,000	4,356,702	2/25/11	503,675	—
Chilean Peso	DBAB	Buy	1,580,100,000	3,022,380	2/25/11	338,487	—
Chilean Peso	JPHQ	Buy	593,800,000	1,128,897	2/28/11	133,804	—
Chilean Peso	DBAB	Buy	1,304,870,000	2,495,448	2/28/11	279,326	—
Chilean Peso	MSCO	Buy	1,559,200,000	2,972,736	3/01/11	342,595	—
Chilean Peso	MLCO	Buy	576,500,000	1,099,561	3/01/11	126,252	—
Chilean Peso	DBAB	Buy	2,119,640,000	4,052,849	3/01/11	454,147	—
Japanese Yen	UBSW	Sell	447,200,000	5,027,091	3/01/11	—	(485,512)
Japanese Yen	JPHQ	Sell	401,100,000	4,489,188	3/01/11	—	(455,143)
Japanese Yen	HSBC	Sell	400,800,000	4,488,393	3/01/11	—	(452,241)
Chilean Peso	DBAB	Buy	388,300,000	743,158	3/02/11	82,417	—
Chilean Peso	DBAB	Buy	1,328,230,000	2,539,637	3/04/11	283,876	—
Euro	BOFA	Sell	5,225,000	7,149,159	3/07/11	160,862	—
Euro	UBSW	Sell	6,915,000	9,471,890	3/07/11	223,264	—
Euro	HSBC	Sell	1,844,000	2,523,311	3/08/11	57,021	—
Chilean Peso	DBAB	Buy	2,604,680,000	5,160,337	3/10/11	373,852	—
Chilean Peso	MSCO	Buy	662,100,000	1,278,803	3/15/11	127,383	—
Chilean Peso	DBAB	Buy	2,600,220,000	5,038,698	3/15/11	483,717	—
Japanese Yen	CITI	Sell	407,702,000	4,526,593	3/18/11	—	(500,108)
Japanese Yen	UBSW	Sell	330,530,000	3,675,373	3/18/11	—	(399,847)
Japanese Yen	MSCO	Sell	244,700,000	2,715,811	3/18/11	—	(301,181)
Chilean Peso	JPHQ	Buy	1,065,000,000	2,063,554	3/21/11	197,193	—
Japanese Yen	BOFA	Sell	242,774,840	2,697,948	3/22/11	—	(295,446)
New Israeli Shekel	MSCO	Buy	5,783,303	1,540,202	3/29/11	98,776	—
Chilean Peso	DBAB	Buy	1,252,750,000	2,382,560	3/31/11	274,527	—
New Israeli Shekel	MSCO	Buy	3,512,807	936,948	3/31/11	58,548	—
Chilean Peso	DBAB	Buy	1,330,940,000	2,535,124	4/04/11	286,760	—
Euro	DBAB	Sell	7,243,000	9,787,683	4/07/11	101,609	—
Euro	HSBC	Sell	8,692,000	11,746,630	4/07/11	122,805	—
Euro	UBSW	Sell	4,346,000	5,871,011	4/07/11	59,099	—
Indian Rupee	DBAB	Buy	159,915,000	3,523,521	4/11/11	—	(14,390)
Indian Rupee	DBAB	Buy	342,913,000	7,554,814	4/12/11	—	(31,355)
Euro	UBSW	Sell	3,907,000	5,263,120	4/13/11	38,429	—
Indian Rupee	JPHQ	Buy	230,330,000	5,089,041	4/13/11	—	(36,529)
Euro	HSBC	Sell	6,919,000	9,445,404	4/14/11	192,916	—
Indian Rupee	JPHQ	Buy	226,092,000	4,995,404	4/15/11	—	(37,609)
Indian Rupee	JPHQ	Buy	112,941,000	2,484,951	4/19/11	—	(10,104)
Indian Rupee	DBAB	Buy	79,271,000	1,746,057	4/19/11	—	(9,013)
Malaysian Ringgit	JPHQ	Buy	4,069,213	1,247,077	4/19/11	63,429	—
Japanese Yen	UBSW	Sell	261,900,000	2,855,990	4/20/11	—	(374,473)
Japanese Yen	CITI	Sell	261,800,000	2,856,410	4/20/11	—	(372,819)
Malaysian Ringgit	JPHQ	Buy	11,659,000	3,590,146	4/22/11	163,989	—
Chilean Peso	MSCO	Buy	5,015,940,000	9,549,442	4/25/11	1,064,837	—
Indian Rupee	DBAB	Buy	160,601,000	3,546,059	4/26/11	—	(31,194)
Chilean Peso	JPHQ	Buy	1,501,938,000	2,859,473	4/27/11	318,207	—
Indian Rupee	JPHQ	Buy	22,911,000	505,538	4/27/11	—	(4,204)
Chilean Peso	CITI	Buy	2,420,966,000	4,637,866	4/28/11	483,746	—
Indian Rupee	JPHQ	Buy	113,671,000	2,508,186	4/28/11	—	(21,294)
Indian Rupee	DBAB	Buy	71,377,981	1,575,325	4/28/11	—	(13,719)
Indian Rupee	JPHQ	Buy	113,782,000	2,511,744	4/29/11	—	(22,862)

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Peruvian Nuevo Sol	DBAB	Buy	32,777,510	11,430,692		4/29/11	$190,592	$—
Swedish Krona	BZWS	Buy	122,773,200	12,757,645	EUR	4/29/11	1,144,988	—
Peruvian Nuevo Sol	DBAB	Buy	7,298,991	2,544,089		5/06/11	43,059	—
Chilean Peso	DBAB	Buy	1,150,200,000	2,166,102		5/10/11	264,483	—
Japanese Yen	CITI	Sell	733,721,000	8,237,235		5/10/11	—	(815,591)
Japanese Yen	UBSW	Sell	733,361,000	8,237,235		5/10/11	—	(811,150)
Japanese Yen	DBAB	Sell	490,555,000	5,491,492		5/10/11	—	(561,093)
Chilean Peso	DBAB	Buy	420,740,000	778,788		5/19/11	109,577	—
Indian Rupee	DBAB	Buy	217,594,000	4,578,998		6/01/11	153,163	—
Indian Rupee	HSBC	Buy	251,448,000	5,224,023		6/03/11	242,469	—
Indian Rupee	DBAB	Buy	160,277,000	3,315,619		6/07/11	166,372	—
Poland Zloty	CITI	Buy	5,990,000	1,436,451	EUR	6/07/11	78,396	—
Poland Zloty	DBAB	Buy	30,704,000	7,358,658	EUR	6/07/11	407,748	—
Indian Rupee	HSBC	Buy	42,784,000	898,257		6/08/11	31,055	—
Indian Rupee	DBAB	Buy	43,392,000	902,684		6/10/11	39,506	—
Indian Rupee	HSBC	Buy	108,000,000	2,247,098		6/13/11	96,723	—
Indian Rupee	DBAB	Buy	108,614,000	2,278,456		6/16/11	77,454	—
Indian Rupee	DBAB	Buy	98,937,000	2,078,072		6/20/11	66,439	—
Indian Rupee	JPHQ	Buy	79,054,000	1,658,012		6/22/11	54,926	—
Indian Rupee	DBAB	Buy	119,627,000	2,535,007		6/24/11	56,160	—
Indian Rupee	HSBC	Buy	80,337,000	1,690,949		6/27/11	48,271	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,510,397		6/29/11	226,344	—
Swedish Krona	UBSW	Buy	103,791,000	10,806,797	EUR	6/29/11	902,791	—
Indian Rupee	DBAB	Buy	79,423,000	1,637,588		7/11/11	78,436	—
Indian Rupee	JPHQ	Buy	127,745,000	2,632,289		7/12/11	127,409	—
Indian Rupee	DBAB	Buy	40,128,000	829,948		7/12/11	36,944	—
Malaysian Ringgit	DBAB	Buy	18,006,622	5,559,659		7/12/11	210,170	—
Malaysian Ringgit	DBAB	Buy	13,610,000	4,207,760		7/13/11	153,028	—
Indian Rupee	CITI	Buy	19,711,000	408,349		7/18/11	17,124	—
Malaysian Ringgit	DBAB	Buy	11,455,000	2,778,014	EUR	7/18/11	—	(43,949)
Malaysian Ringgit	DBAB	Buy	2,637,000	813,763		7/18/11	30,928	—
Indian Rupee	JPHQ	Buy	19,711,000	407,673		7/20/11	17,684	—
Malaysian Ringgit	DBAB	Buy	12,933,000	3,082,647	EUR	7/20/11	21,886	—
Malaysian Ringgit	DBAB	Buy	4,160,000	1,279,252		7/20/11	53,145	—
Malaysian Ringgit	DBAB	Buy	16,628,000	3,962,661	EUR	7/25/11	27,762	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,555,111		7/25/11	64,460	—
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,979,799	EUR	7/27/11	4,326	—
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,638,526		7/27/11	64,111	—
Malaysian Ringgit	HSBC	Buy	3,005,000	926,268		7/29/11	35,722	—
Malaysian Ringgit	HSBC	Buy	6,100,000	1,897,297		8/08/11	54,425	—
Malaysian Ringgit	JPHQ	Buy	1,100,000	341,827		8/09/11	10,103	—
Poland Zloty	DBAB	Buy	59,155,000	14,545,119	EUR	8/12/11	207,003	—
Japanese Yen	UBSW	Sell	758,781,000	8,929,251		8/18/11	—	(448,314)
Japanese Yen	DBAB	Sell	461,885,000	5,435,540		8/18/11	—	(272,770)
Japanese Yen	JPHQ	Sell	377,047,000	4,414,037		8/18/11	—	(245,783)
Japanese Yen	HSBC	Sell	375,298,000	4,415,946		8/19/11	—	(222,346)
Euro	UBSW	Sell	6,270,000	8,074,004		8/22/11	—	(305,324)
Japanese Yen	BZWS	Sell	376,247,000	4,429,249		8/22/11	—	(221,036)
Japanese Yen	DBAB	Sell	376,727,000	4,440,441		8/22/11	—	(215,776)
Japanese Yen	MSCO	Sell	300,000,000	3,531,739		8/22/11	—	(176,159)
Euro	UBSW	Sell	6,274,000	8,065,980		8/23/11	—	(318,651)
Japanese Yen	FBCO	Sell	746,218,000	8,779,035		8/23/11	—	(444,139)
Japanese Yen	CITI	Sell	751,731,000	8,864,439		8/23/11	—	(426,876)

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	371,821,000	4,391,829		8/23/11	$—	$(203,839)
Indian Rupee	HSBC	Buy	143,891,000	2,979,171		8/24/11	111,230	—
Indian Rupee	DBAB	Buy	124,700,000	2,577,511		8/24/11	100,718	—
Japanese Yen	JPHQ	Sell	750,133,000	8,840,695		8/24/11	—	(431,044)
Japanese Yen	BZWS	Sell	747,636,000	8,833,546		8/24/11	—	(407,330)
Euro	BZWS	Sell	7,656,600	9,689,427		8/25/11	—	(542,819)
Japanese Yen	DBAB	Sell	685,950,000	8,081,836		8/25/11	—	(396,753)
Japanese Yen	BZWS	Sell	337,439,000	3,976,420		8/25/11	—	(194,448)
United States Dollar	CITI	Buy	7,760,297	6,137,727	EUR	8/25/11	—	(442,135)
Euro	UBSW	Sell	9,307,428	11,777,806		8/26/11	—	(660,536)
Euro	HSBC	Sell	8,279,000	10,443,296		8/26/11	—	(620,666)
Japanese Yen	HSBC	Sell	2,493,199,000	29,825,345		8/26/11	—	(992,076)
Japanese Yen	UBSW	Sell	937,086,000	11,163,361		8/26/11	—	(419,579)
Japanese Yen	JPHQ	Sell	751,903,000	8,880,234		8/26/11	—	(413,734)
Swedish Krona	UBSW	Buy	30,000,000	3,154,541	EUR	8/26/11	208,027	—
United States Dollar	UBSW	Buy	16,993,151	13,425,892	EUR	8/26/11	—	(949,059)
United States Dollar	HSBC	Buy	14,772,566	11,710,875	EUR	8/26/11	—	(877,715)
United States Dollar	JPHQ	Buy	11,099,031	8,794,794	EUR	8/26/11	—	(654,233)
Euro	JPHQ	Sell	4,095,317	5,170,338		8/29/11	—	(302,514)
Euro	JPHQ	Sell	2,095,000	2,647,452		8/29/11	—	(152,240)
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,611,555		8/29/11	53,801	—
Japanese Yen	BZWS	Sell	890,300,000	10,574,388		8/30/11	—	(431,082)
Indian Rupee	DBAB	Buy	88,183,000	1,811,855		9/01/11	80,035	—
Japanese Yen	JPHQ	Sell	372,662,000	4,392,527		9/01/11	—	(214,319)
Indian Rupee	DBAB	Buy	25,000,000	511,876		9/27/11	22,598	—
Japanese Yen	JPHQ	Sell	172,207,000	2,055,712		9/30/11	—	(74,314)
Philippine Peso	HSBC	Buy	49,600,000	1,097,709		9/30/11	32,998	—
Philippine Peso	HSBC	Buy	39,700,000	878,562		10/03/11	26,433	—
Philippine Peso	HSBC	Buy	156,866,000	3,480,806		10/04/11	95,049	—
Philippine Peso	DBAB	Buy	195,560,000	4,346,164		10/04/11	111,744	—
Euro	UBSW	Sell	6,370,000	8,714,670		10/05/11	203,665	—
Philippine Peso	HSBC	Buy	233,867,000	5,225,144		10/05/11	105,941	—
Philippine Peso	DBAB	Buy	233,811,000	5,220,977		10/05/11	108,832	—
Philippine Peso	JPHQ	Buy	61,767,000	1,379,836		10/06/11	28,151	—
Philippine Peso	DBAB	Buy	191,936,000	4,314,526		10/07/11	60,638	—
Philippine Peso	CITI	Buy	76,826,000	1,737,044		10/11/11	14,126	—
Philippine Peso	JPHQ	Buy	76,627,000	1,729,768		10/11/11	16,867	—
Philippine Peso	DBAB	Buy	153,588,000	3,468,642		10/11/11	32,241	—
Philippine Peso	HSBC	Buy	153,878,000	3,469,706		10/11/11	37,787	—
Malaysian Ringgit	DBAB	Buy	11,434,805	3,645,721		10/12/11	872	—
Philippine Peso	DBAB	Buy	45,732,000	1,037,807		10/12/11	4,597	—
Malaysian Ringgit	DBAB	Buy	4,934,783	1,573,040		10/13/11	619	—
Philippine Peso	HSBC	Buy	76,252,000	1,717,581		10/13/11	20,471	—
Philippine Peso	JPHQ	Buy	194,374,000	4,386,190		10/13/11	44,279	—
Euro	HSBC	Sell	3,762,000	5,229,932		10/17/11	203,850	—
Philippine Peso	JPHQ	Buy	108,152,000	2,463,767		10/17/11	1,298	—
Euro	HSBC	Sell	3,753,000	5,264,333		10/18/11	250,304	—
Norwegian Krone	BZWS	Buy	30,824,000	3,765,775	EUR	10/18/11	183,025	—
Euro	HSBC	Sell	5,054,000	7,058,416		10/19/11	306,284	—
Norwegian Krone	BZWS	Buy	30,949,000	3,765,727	EUR	10/19/11	203,969	—
Philippine Peso	DBAB	Buy	41,880,000	950,954		10/19/11	3,581	—
Philippine Peso	HSBC	Buy	154,149,000	3,493,699		10/19/11	19,686	—
Philippine Peso	DBAB	Buy	167,411,000	3,771,877		10/21/11	43,700	—

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	JPHQ	Buy	84,061,000	1,894,460		10/21/11	$21,431	$—
Chilean Peso	CITI	Buy	921,291,798	1,849,984		10/25/11	66,491	—
Indian Rupee	HSBC	Buy	213,392,000	4,601,941		10/26/11	—	(56,130)
Indian Rupee	DBAB	Buy	208,500,000	4,488,698		10/26/11	—	(47,099)
Philippine Peso	JPHQ	Buy	82,631,000	1,873,634		10/26/11	9,570	—
Philippine Peso	HSBC	Buy	154,149,000	3,489,745		10/26/11	23,392	—
Philippine Peso	DBAB	Buy	165,158,000	3,744,145		10/26/11	19,892	—
Indian Rupee	HSBC	Buy	317,880,000	6,876,055		10/27/11	—	(105,207)
Indian Rupee	DBAB	Buy	440,314,000	9,473,193		10/27/11	—	(94,500)
Norwegian Krone	BZWS	Buy	61,766,000	7,531,521	EUR	10/27/11	381,291	—
Philippine Peso	HSBC	Buy	40,030,000	911,637		10/27/11	658	—
Chilean Peso	BZWS	Buy	199,342,000	393,568		10/28/11	20,982	—
Chilean Peso	DBAB	Buy	398,486,000	787,133		10/28/11	41,555	—
Philippine Peso	DBAB	Buy	146,355,000	3,332,312		10/28/11	3,128	—
Philippine Peso	HSBC	Buy	26,680,000	607,745		10/28/11	294	—
Philippine Peso	HSBC	Buy	52,110,000	1,185,126		10/31/11	2,428	—
Philippine Peso	DBAB	Buy	26,150,000	607,843		11/04/11	—	(11,925)
Norwegian Krone	UBSW	Buy	47,173,200	5,682,902	EUR	11/07/11	379,245	—
Japanese Yen	CITI	Sell	341,992,119	4,230,534		11/08/11	—	(3,597)
Japanese Yen	BZWS	Sell	335,950,000	4,156,254		11/10/11	—	(3,274)
Japanese Yen	BZWS	Sell	429,663,000	5,357,394		11/14/11	37,048	—
Japanese Yen	UBSW	Sell	340,600,700	4,246,521		11/14/11	28,998	—
Philippine Peso	DBAB	Buy	48,500,000	1,126,545		11/14/11	—	(21,417)
Japanese Yen	DBAB	Sell	796,770,000	9,733,480		11/16/11	—	(133,088)
Japanese Yen	JPHQ	Sell	397,873,000	4,862,190		11/16/11	—	(64,754)
Euro	UBSW	Sell	4,794,427	6,494,531		11/17/11	90,277	—
Japanese Yen	BZWS	Sell	986,239,000	11,990,310		11/17/11	—	(222,791)
Japanese Yen	UBSW	Sell	317,836,000	3,860,044		11/17/11	—	(75,882)
Japanese Yen	HSBC	Sell	207,909,000	2,515,231		11/17/11	—	(59,412)
Euro	DBAB	Sell	933,877	1,259,295		11/18/11	11,857	—
Japanese Yen	BZWS	Sell	1,107,834,000	13,360,275		11/21/11	—	(359,942)
Norwegian Krone	MSCO	Buy	15,002,870	1,807,891	EUR	11/25/11	117,622	—
Euro	DBAB	Sell	1,300,570	1,737,236		11/28/11	85	—
Japanese Yen	BOFA	Sell	859,147,000	10,376,172		11/28/11	—	(265,946)
Norwegian Krone	MSCO	Buy	23,130,000	2,781,921	EUR	11/28/11	187,842	—
Norwegian Krone	UBSW	Buy	75,812,000	9,179,975	EUR	11/28/11	533,116	—
Japanese Yen	BZWS	Sell	1,251,786,000	15,116,363		11/29/11	—	(389,693)
Japanese Yen	CITI	Sell	310,702,000	3,754,253		11/29/11	—	(94,458)
Japanese Yen	DBAB	Sell	770,370,000	9,205,042		12/01/11	—	(338,111)
Norwegian Krone	UBSW	Buy	23,030,000	2,791,515	EUR	12/01/11	157,562	—
Euro	DBAB	Sell	5,440,000	7,078,800		12/02/11	—	(187,152)
Euro	HSBC	Sell	2,155,292	2,824,079		12/06/11	—	(54,576)
Euro	UBSW	Sell	1,343,551	1,789,315		12/07/11	—	(5,151)
Euro	BZWS	Sell	5,095,000	6,732,533		12/12/11	—	(72,220)
Malaysian Ringgit	JPHQ	Buy	13,361,013	4,220,289		12/16/11	30,296	—
Japanese Yen	CITI	Sell	286,112,008	3,445,887		12/28/11	—	(100,741)
Japanese Yen	BZWS	Sell	285,057,504	3,434,883		12/28/11	—	(98,674)
Japanese Yen	JPHQ	Sell	285,510,329	3,463,124		12/28/11	—	(76,046)

Unrealized appreciation (depreciation)							55,649,899	(34,141,144)

Net unrealized appreciation (depreciation)							$21,508,755

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page TGB-37.

The accompanying notes are an integral part of these financial statements.

TGB-24

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,651,419,695
Cost - Repurchase agreements	202,257,044

Total cost of investments	$1,853,676,739

Value - Unaffiliated issuers	$1,843,332,626
Value - Repurchase agreements	202,257,044

Total value of investments	2,045,589,670
Foreign currency, at value (cost $285,816)	286,145
Receivables:
Capital shares sold	1,407,061
Interest	30,760,236
Due from brokers	760,000
Variation margin	1,147
Unrealized appreciation on forward exchange contracts	55,649,899
Other assets	236

Total assets	2,134,454,394

Liabilities:
Payables:
Capital shares redeemed	704,820
Affiliates	1,573,906
Unrealized depreciation on forward exchange contracts	34,141,144
Accrued expenses and other liabilities	737,023

Total liabilities	37,156,893

Net assets, at value	$2,097,297,501

Net assets consist of:
Paid-in capital	$1,766,423,338
Undistributed net investment income	102,069,075
Net unrealized appreciation (depreciation)	214,138,569
Accumulated net realized gain (loss)	14,666,519

Net assets, at value	$2,097,297,501

The accompanying notes are an integral part of these financial statements.

TGB-25

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2010

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$272,232,359

Shares outstanding	13,653,460

Net asset value and maximum offering price per share	$19.94

Class 2:
Net assets, at value	$1,490,793,794

Shares outstanding	76,503,327

Net asset value and maximum offering price per share	$19.49

Class 3:
Net assets, at value	$183,379,958

Shares outstanding	9,413,166

Net asset value and maximum offering price per share[a]	$19.48

Class 4:
Net assets, at value	$150,891,390

Shares outstanding	7,628,434

Net asset value and maximum offering price per share	$19.78

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes $1,720,413)	$107,781,185

Expenses:
Management fees (Note 3a)	8,580,430
Distribution fees: (Note 3c)
Class 2	3,297,025
Class 3	398,370
Class 4	465,578
Unaffiliated transfer agent fees	2,199
Custodian fees (Note 4)	1,089,734
Reports to shareholders	413,669
Professional fees	69,959
Trustees’ fees and expenses	7,999
Other	45,625

Total expenses	14,370,588
Expense reductions (Note 4)	(5,004)

Net expenses	14,365,584

Net investment income	93,415,601

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	15,041,336
Foreign currency transactions	10,659,124
Futures contracts	(9,179)
Swap contracts	1,034,692

Net realized gain (loss)	26,725,973

Net change in unrealized appreciation (depreciation) on:
Investments	96,323,232
Translation of other assets and liabilities denominated in foreign currencies	26,700,490

Net change in unrealized appreciation (depreciation)	123,023,722

Net realized and unrealized gain (loss)	149,749,695

Net increase (decrease) in net assets resulting from operations	$243,165,296

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$93,415,601	$76,847,189
Net realized gain (loss) from investments, foreign currency transactions, futures contracts and swap contracts	26,725,973	63,328,021
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	123,023,722	99,438,346

Net increase (decrease) in net assets resulting from operations	243,165,296	239,613,556

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(3,860,853)	(23,763,176)
Class 2	(17,334,382)	(139,472,843)
Class 3	(2,167,994)	(18,449,432)
Class 4	(1,885,595)	(10,152,433)
Net realized gains:
Class 1	(610,541)	—
Class 2	(3,135,836)	—
Class 3	(394,847)	—
Class 4	(338,834)	—

Total distributions to shareholders	(29,728,882)	(191,837,884)

Capital share transactions: (Note 2)
Class 1	48,911,860	(33,006,590)
Class 2	75,615,219	435,496,396
Class 3	21,722,929	11,495,009
Class 4	26,968,281	63,139,007

Total capital share transactions	173,218,289	477,123,822

Redemption fees	23,708	26,899

Net increase (decrease) in net assets	386,678,411	524,926,393
Net assets:
Beginning of year	1,710,619,090	1,185,692,697

End of year	$2,097,297,501	$1,710,619,090

Undistributed net investment income included in net assets:
End of year	$102,069,075	$24,514,511

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2010.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into futures contracts primarily to manage interest rate and/or foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 9 regarding other derivative information.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund’s application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,522,323	$85,300,049	2,951,874	$50,898,302
Shares issued in reinvestment of distributions	243,806	4,471,394	1,490,789	23,763,176
Shares redeemed	(2,152,653)	(40,859,583)	(6,068,722)	(107,668,068)

Net increase (decrease)	2,613,476	$48,911,860	(1,626,059)	$(33,006,590)

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2010		2009
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	23,116,184	$432,400,311	24,341,548	$411,300,147
Shares issued in reinvestment of distributions	1,140,402	20,470,218	8,934,839	139,472,843
Shares redeemed	(20,598,509)	(377,255,310)	(6,858,618)	(115,276,594)

Net increase (decrease)	3,658,077	$75,615,219	26,417,769	$435,496,396

Class 3 Shares:
Shares sold	2,390,123	$44,722,862	1,901,513	$32,238,548
Shares issued in reinvestment of distributions	142,856	2,562,841	1,182,656	18,449,432
Shares redeemed	(1,387,144)	(25,562,774)	(2,318,382)	(39,192,971)

Net increase (decrease)	1,145,835	$21,722,929	765,787	$11,495,009

Class 4 Shares:
Shares sold	1,871,353	$34,938,015	3,243,291	$56,014,173
Shares issued on reinvestment of distributions	122,020	2,224,429	639,725	10,152,433
Shares redeemed	(549,061)	(10,194,163)	(178,649)	(3,027,599)

Net increase (decrease)	1,444,312	$26,968,281	3,704,367	$63,139,007

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES (contiued)

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2010, the Fund deferred realized capital losses of $1,905,817.

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from:
Ordinary income	$25,248,824	$191,837,884
Long term capital gain	4,480,058	—

	$29,728,882	$191,837,884

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,872,391,708

Unrealized appreciation	$197,383,981
Unrealized depreciation	(24,186,019)

Net unrealized appreciation (depreciation)	$173,197,962

Undistributed ordinary income	$130,755,962
Undistributed long term capital gains	13,176,639

Distributable earnings	$143,932,601

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, interest rate swaps, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, financial futures transactions, bond discounts and premiums, interest rate swaps, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $143,386,820 and $208,264,205, respectively.

7. CREDIT RISK

At December 31, 2010, the Fund had 14.49% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At December 31, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Variation margin / Net assets consist of - net unrealized appreciation (depreciation)	$3,052[a]	Variation margin / Net assets consist of - net unrealized appreciation (depreciation)	$	—[a]
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	55,649,899	Unrealized depreciation on forward exchange contracts		34,141,144

a Includes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the period ended December 31, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year	Average Amount Outstanding During the Year[a]
Interest rate contracts	Net realized gain (loss) from futures and swap contracts / Net change in unrealized appreciation (depreciation) on investments	$1,025,513	$(931,474)	580,921
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	11,035,722	26,207,815	1,702,469,755

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$1,657,735,605	$—	$1,657,735,605
Municipal Bonds	—	33,827,849	—	33,827,849
Short Term Investments	—	354,026,216	—	354,026,216

Total Investments in Securities	$—	$2,045,589,670	$—	$2,045,589,670

Forward Exchange Contracts	—	55,649,899	—	55,649,899
Futures Contracts	3,052	—	—	3,052
Liabilities:
Forward Exchange Contracts	—	34,141,144	—	34,141,144

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America Corp	AUD - Australian Dollar	BHAC - Berkshire Hathaway Assurance Corp.
BZWS - Barclays Bank PLC	BRL - Brazilian Real	FRN - Floating Rate Note
CITI - Citigroup, Inc.	EGP - Egyptian Pound	GO - General Obligation
DBAB - Deutsche Bank AG	EUR - Euro	USD - Unified/Union School District
FBCO - Credit Suisse Group AG	IDR - Indonesian Rupiah
HSBC - HSBC Bank USA, N.A.	ILS - New Israeli Shekel
JPHQ - JP Morgan Chase & Co.	KRW - South Korean Won
MLCO - Merrill Lynch & Co., Inc.	LKR - Sri Lankan Rupee
MSCO - Morgan Stanley	MXN - Mexican Peso
UBSW - UBS AG	MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona

TGB-37

Franklin Templeton Variable Insurance Products Trust

Templeton Global Bond Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Securities Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

TGB-38

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Bond Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $4,480,058 as a long term capital gain dividend for the fiscal year ended December 31, 2010.

At December 31, 2010, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2011 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGB-39

TEMPLETON GROWTH SECURITIES FUND

This annual report for Templeton Growth Securities Fund covers the fiscal year ended December 31, 2010.

Performance Summary as of 12/31/10

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/10

	1-Year	5-Year	10-Year
Average Annual Total Return	+7.74%	+0.52%	+3.39%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/01–12/31/10)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2011 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the +12.34% total return of the MSCI World Index for the period under review.1

Economic and Market Overview

During the year under review, equities advanced against a backdrop of heightened volatility and uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Policymakers in these regions began raising interest rates toward period-end to combat inflation and speculative investment. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored, liquidity-enhancing measures. The U.S. Federal Reserve Board (Fed), having already brought official interest rates close to zero, began directly purchasing government securities as part of an extreme policy measure known as quantitative easing. Further promoting the U.S. recovery, the traditionally pro-business Republican Party gained control of the House of Representatives in mid-term elections and President Obama extended Bush-era tax cuts. In Europe, ballooning fiscal deficits took their toll on peripheral nations and growing concerns of potential sovereign defaults significantly roiled equity markets on several occasions during the period. The European Central Bank responded by pledging 750 billion euros in the spring with the intent to forestall defaults, stabilize markets and restore confidence in the euro currency, followed by further backstops in the autumn as Ireland and the rest of the periphery came under renewed duress.

The combination of intrinsic growth drivers in emerging markets and stimulus-induced support in the developed world encouraged the global economic recovery, and equity markets responded favorably. By the end of 2010, global equity markets recouped all losses suffered

1. Source: © 2011 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund may have significant investments in one or more countries or in particular sectors from time to time and may be at greater risk of adverse developments in a country or sector than a fund that invests more broadly. Because the Fund may invest in bonds and other debt obligations, its share price and yield may be affected by interest rate movements. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

since Lehman Brothers Holdings’ 2008 bankruptcy. Commodities surged in the second half of 2010 due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro, which bore the burden of the region’s fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile U.S. Treasuries and corporate bonds finished the year with gains, though Treasury prices declined considerably in the final quarter as Fed policies appeared to improve growth expectations. Although market conditions remained accommodative and corporate profitability improved, critical economic fundamentals such as employment, home prices and credit creation remained substantially depressed at period-end, leading many investors to question the true health of the global economy and the sustainability of the recovery.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the reporting period, the Fund’s major contributors to performance relative to the MSCI World Index included German car maker BMW and South Korean car maker Hyundai Motor,2 which rallied due to increasing international car demand. U.S. telecommunications, cable television and Internet services provider Comcast boosted Fund performance as well. In contrast, key detractors from performance included U.K. integrated oil and gas company BP, U.S. computer software maker Microsoft and French pharmaceuticals manufacturer Sanofi-Aventis.

From a sector perspective, our overweighting in consumer discretionary stocks helped relative results.3 Notable contributors from this sector included U.S.-based telecommunications, cable television and Internet services provider Time Warner Cable and media conglomerate Viacom,

2. This holding is not an index component.

3. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail and specialty retail in the SOI.

which benefited from improving advertising markets and growing broadband penetration. The Fund’s underweighted position in financials also added to relative Fund returns.

Conversely, an overweighted position and stock selection in the health care sector hindered performance during a period when European governments undertaking fiscal austerity measures considered reducing pharmaceutical industry reimbursements and U.S. politicians debated sweeping health care reforms.4 For example, Sanofi-Aventis lagged despite strong earnings as investors focused on impending patent expirations and the company’s hostile bid for biotechnology firm Genzyme. Our stock selection in energy hampered results, mainly among oil, gas and consumable fuels companies such as BP.5 The Fund’s underweighting and stock selection in the materials sector restrained relative performance as supply constraints, emerging market demand increases, and inflation concerns supported commodity prices during the year.6

From a geographic perspective, our stock selection in Asia benefited performance relative to the MSCI World Index, notably in off-index countries Taiwan and South Korea. Underweighting and stock selection in North America, particularly the U.S., and no exposure to Canada, hindered relative results. Overweighting and stock selection in Europe hurt relative returns as these stocks were pressured by European sovereign debt risk, capital adequacy concerns and regulatory tightening. The Fund’s holdings in France, Italy and the U.K weighed on performance as well.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life science tools and services, and pharmaceuticals in the SOI.

5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6. The materials sector comprises construction materials, metals and mining, and paper and forest products in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/10

Company Sector/Industry, Country	% of Total Net Assets
Oracle Corp.	2.6%
Software, U.S.
Accenture PLC, A	2.5%
IT Services, U.S.
Microsoft Corp.	2.4%
Software, U.S.
Pfizer Inc.	2.0%
Pharmaceuticals, U.S.
Vodafone Group PLC	2.0%
Wireless Telecommunication Services, U.K.
Comcast Corp., A, Special	1.9%
Media, U.S.
Amgen Inc.	1.9%
Biotechnology, U.S.
Sanofi-Aventis	1.9%
Pharmaceuticals, France
Siemens AG	1.7%
Industrial Conglomerates, Germany
Novartis AG	1.7%
Pharmaceuticals, Switzerland

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Fund-Level Expenses Incurred During Period* 7/1/10–12/31/10
Actual	$1,000	$1,219.00	$4.31
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.77%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

SUPPLEMENT DATED SEPTEMBER 7, 2010

TO THE PROSPECTUS

DATED MAY 1, 2010

OF

TEMPLETON GROWTH SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

1.  On page TG-S4 of the Fund summary, the sections under the headings “Investment Manager,” “Sub-Advisor,” and “Portfolio Managers” are replaced with the following:

Investment Manager

Templeton Global Advisors Limited (Global Advisors)

Portfolio Managers

CINDY L. SWEETING, CFA

President, Chairman and Director of Global Advisors and portfolio manager of the Fund since 2007.

LISA F. MEYERS, J.D., CFA

Executive Vice President of Global Advisors and portfolio manager of the Fund since August 2010.

MATTHEW NAGLE, CFA

Portfolio Manager of Global Advisors and portfolio manager of the Fund since August 2010.

JAMES HARPER, CFA

Portfolio Manager of Global Advisors and portfolio manager of the Fund since August 2010.

2.  On page TG-D4 of the Fund details, the section under the heading “Management” is replaced with the following:

Management

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund’s investment manager.

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

CINDY L. SWEETING, CFA

President, Chairman and Director of Global Advisors

Ms. Sweeting has been a portfolio manager of the Fund since 2007 and assumed the duties of lead portfolio manager of the Fund in August 2010. She has primary responsibility for the investments of the Fund. Ms. Sweeting has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 1997.

LISA F. MEYERS, J.D., CFA

Executive Vice President of Global Advisors

Ms. Meyers has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

MATTHEW NAGLE, CFA

Portfolio Manager of Global Advisors

Mr. Nagle has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

JAMES HARPER, CFA

Portfolio Manager of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007. Prior to joining Franklin Templeton Investments in 2007, he was a partner at sell-side research brokerage, Redburn Partners LLP, where he covered the European telecoms sector. He was also a research analyst at Citigroup and Credit Suisse First Boston.

CFA® and Charted Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Global Advisors a fee for managing its assets and providing certain administrative facilities and services to the Fund. For the fiscal year ended December 31, 2009 the Fund paid 0.75% of its average daily net assets to Global Advisors for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund’s semiannual report to shareholders for the six-month period ended June 30.

Please retain this supplement for future reference.

SUPPLEMENT DATED DECEMBER 7, 2010

TO THE PROSPECTUS

DATED MAY 1, 2010

OF

TEMPLETON GROWTH SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

Effective March 1, 2011, the prospectus will be amended as follows:

1.	In the Fund Summary, the section titled “Portfolio Managers” on page TG-S4 is replaced with the following:

Portfolio Managers

NORM BOERSMA, CFA

President of Global Advisors and portfolio manager of the Fund effective March 1, 2011.

LISA F. MEYERS, J.D., CFA

Executive Vice President of Global Advisors and portfolio manager of the Fund since August 2010.

MATTHEW NAGLE, CFA

Portfolio Manager of Global Advisors and portfolio manager of the Fund since August 2010.

JAMES HARPER, CFA

Portfolio Manager of Global Advisors and portfolio manager of the Fund since August 2010.

2.	In the Fund Details, in the section titled “Management” on page TG-D4, the listing of portfolio managers is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

NORM BOERSMA, CFA

President of Global Advisors and portfolio manager of the Fund since March 2011.

Mr. Boersma assumes the duties of lead portfolio manager of the Fund effective March 2011. He will have primary responsibility for the investments of the Fund. Mr. Boersma will have final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

LISA F. MEYERS, J.D., CFA

Executive Vice President of Global Advisors

Ms. Meyers has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

MATTHEW NAGLE, CFA

Portfolio Manager of Global Advisors

Mr. Nagle has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

JAMES HARPER, CFA

Portfolio Manager of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007. Prior to joining Franklin Templeton Investments in 2007, he was a partner at sell-side research brokerage, Redburn Partners LLP, where he covered the European telecoms sector. He was also a research analyst at Citigroup and Credit Suisse First Boston.

CFA® and Charted Financial Analyst® are trademarks owned by CFA Institute.

Please retain this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.56	$8.34	$15.68	$16.16	$13.98

Income from investment operations[a]:
Net investment income[b]	0.17	0.17	0.29	0.27	0.29
Net realized and unrealized gains (losses)	0.62	2.36	(6.50)	0.19	2.67

Total from investment operations	0.79	2.53	(6.21)	0.46	2.96

Less distributions from:
Net investment income	(0.16)	(0.31)	(0.26)	(0.25)	(0.23)
Net realized gains	—	—	(0.87)	(0.69)	(0.55)

Total distributions	(0.16)	(0.31)	(1.13)	(0.94)	(0.78)

Net asset value, end of year	$11.19	$10.56	$8.34	$15.68	$16.16

Total return[c]	7.74%	31.33%	(42.13)%	2.55%	22.20%
Ratios to average net assets
Expenses before expense reduction	0.77%	0.79%	0.78%	0.77%	0.78%
Expenses net of expense reduction	0.77% [d]	0.79% [d]	0.78% [d]	0.76%	0.78% [d]
Net investment income	1.71%	2.00%	2.64%	1.64%	1.93%

Supplemental data
Net assets, end of year (000’s)	$1,348,622	$824,575	$371,700	$406,538	$413,871
Portfolio turnover rate	9.61%	14.95%	18.37%	20.45%	20.29% [e]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 2	2010	2009	2008	2007	2006

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.40	$8.20	$15.44	$15.93	$13.81

Income from investment operations[a]:
Net investment income[b]	0.15	0.16	0.29	0.22	0.24
Net realized and unrealized gains (losses)	0.60	2.32	(6.44)	0.20	2.63

Total from investment operations	0.75	2.48	(6.15)	0.42	2.87

Less distributions from:
Net investment income	(0.14)	(0.28)	(0.22)	(0.22)	(0.20)
Net realized gains	—	—	(0.87)	(0.69)	(0.55)

Total distributions	(0.14)	(0.28)	(1.09)	(0.91)	(0.75)

Net asset value, end of year	$11.01	$10.40	$8.20	$15.44	$15.93

Total return[c]	7.39%	31.10%	(42.32)%	2.35%	21.81%
Ratios to average net assets
Expenses before expense reduction	1.02%	1.04%	1.03%	1.02%	1.03%
Expenses net of expense reduction	1.02% [d]	1.04% [d]	1.03% [d]	1.01%	1.03% [d]
Net investment income	1.46%	1.75%	2.39%	1.39%	1.68%

Supplemental data
Net assets, end of year (000’s)	$1,626,885	$1,718,894	$1,513,557	$3,182,203	$2,821,818
Portfolio turnover rate	9.61%	14.95%	18.37%	20.45%	20.29% [e]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 4	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.50	$8.31	$14.08

Income from investment operations[b]:
Net investment income[c]	0.14	0.14	0.09
Net realized and unrealized gains (losses)	0.61	2.36	(4.73)

Total from investment operations	0.75	2.50	(4.64)

Less distributions from:
Net investment income	(0.14)	(0.31)	(0.26)
Net realized gains	—	—	(0.87)

Total distributions	(0.14)	(0.31)	(1.13)

Net asset value, end of year	$11.11	$10.50	$8.31

Total return[d]	7.31%	30.98%	(35.79)%
Ratios to average net assets[e]
Expenses[f]	1.12%	1.14%	1.13%
Net investment income	1.36%	1.65%	2.29%

Supplemental data
Net assets, end of year (000’s)	$60,569	$56,218	$24,877
Portfolio turnover rate	9.61%	14.95%	18.37%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 93.2%
Aerospace & Defense 0.4%
BAE Systems PLC	United Kingdom	2,263,542	$11,664,429
[a]BAE Systems PLC, 144A	United Kingdom	387	1,995

			11,666,424

Air Freight & Logistics 2.2%
Deutsche Post AG	Germany	773,732	13,083,159
FedEx Corp.	United States	162,010	15,068,550
United Parcel Service Inc., B	United States	525,890	38,169,096

			66,320,805

Airlines 0.6%
[b]British Airways PLC	United Kingdom	1,690,910	7,201,940
[b]Deutsche Lufthansa AG	Germany	425,860	9,371,470

			16,573,410

Auto Components 0.6%
Compagnie Generale des Etablissements Michelin, B	France	265,066	19,041,593

Automobiles 3.0%
Bayerische Motoren Werke AG	Germany	350,807	27,552,138
Hyundai Motor Co. Ltd.	South Korea	247,430	38,286,827
Toyota Motor Corp.	Japan	603,200	23,927,367

			89,766,332

Biotechnology 2.5%
[b]Amgen Inc.	United States	1,032,850	56,703,465
[b]Biogen Idec Inc.	United States	302,080	20,254,464

			76,957,929

Commercial Banks 3.6%
DBS Group Holdings Ltd.	Singapore	1,244,000	13,884,708
HSBC Holdings PLC	United Kingdom	2,504,324	25,679,591
ICICI Bank Ltd., ADR	India	174,110	8,816,930
Intesa Sanpaolo SpA	Italy	5,720,440	15,534,613
KB Financial Group Inc.	South Korea	564,934	30,230,582
UniCredit SpA	Italy	8,040,061	16,649,657

			110,796,081

Communications Equipment 2.2%
[b]Brocade Communications Systems Inc.	United States	2,339,190	12,374,315
[b]Cisco Systems Inc.	United States	1,255,680	25,402,406
Telefonaktiebolaget LM Ericsson, B	Sweden	2,488,244	28,966,256

			66,742,977

Computers & Peripherals 0.8%
[b]Dell Inc.	United States	724,720	9,819,956
[b]Seagate Technology	United States	1,017,688	15,295,851

			25,115,807

Construction Materials 0.8%
CRH PLC	Ireland	1,158,413	24,019,839

Consumer Finance 0.7%
American Express Co.	United States	481,900	20,683,148

Diversified Financial Services 1.8%
Bank of America Corp.	United States	989,060	13,194,061

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Financial Services (continued)
[b]ING Groep NV	Netherlands	2,860,660	$27,859,454
JPMorgan Chase & Co.	United States	341,310	14,478,370

			55,531,885

Diversified Telecommunication Services 4.5%
AT&T Inc.	United States	259,080	7,611,770
France Telecom SA	France	1,675,680	34,958,391
KT Corp., ADR	South Korea	862,201	17,933,781
Singapore Telecommunications Ltd.	Singapore	15,434,000	36,690,335
Telefonica SA	Spain	1,233,540	27,995,104
Telekom Austria AG	Austria	526,010	7,402,607
Telenor ASA	Norway	210,567	3,428,323

			136,020,311

Electronic Equipment, Instruments & Components 1.7%
[b]Flextronics International Ltd.	Singapore	1,843,660	14,472,731
FUJIFILM Holdings Corp.	Japan	303,610	10,981,201
Tyco Electronics Ltd.	United States	756,978	26,797,021

			52,250,953

Energy Equipment & Services 2.6%
Baker Hughes Inc.	United States	403,460	23,065,808
Halliburton Co.	United States	871,820	35,596,411
Noble Corp.	United States	219,600	7,855,092
SBM Offshore NV	Netherlands	567,850	12,735,387

			79,252,698

Food & Staples Retailing 1.8%
CVS Caremark Corp.	United States	834,560	29,017,651
Tesco PLC	United Kingdom	3,703,240	24,595,286

			53,612,937

Food Products 1.3%
Nestle SA	Switzerland	480,840	28,186,285
Unilever NV	Netherlands	382,832	11,932,711

			40,118,996

Health Care Equipment & Supplies 1.6%
Covidien PLC	United States	594,418	27,141,126
Medtronic Inc.	United States	603,950	22,400,506
Olympus Corp.	Japan	800	24,224

			49,565,856

Health Care Providers & Services 0.5%
Quest Diagnostics Inc.	United States	265,060	14,305,288

Hotels, Restaurants & Leisure 0.7%
Compass Group PLC	United Kingdom	2,457,422	22,313,572

Industrial Conglomerates 4.5%
General Electric Co.	United States	1,692,410	30,954,179
Koninklijke Philips Electronics NV	Netherlands	678,444	20,801,928
Siemens AG	Germany	413,374	51,522,180
Tyco International Ltd.	United States	775,748	32,146,997

			135,425,284

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance 5.1%
ACE Ltd.	United States	260,030	$16,186,867
[a,b]AIA Group Ltd., 144A	Hong Kong	3,254,200	9,148,185
Aviva PLC	United Kingdom	5,006,141	30,788,325
AXA SA	France	888,516	14,798,223
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	132,810	20,145,614
Progressive Corp.	United States	1,285,020	25,533,347
RenaissanceRe Holdings Ltd.	United States	232,530	14,809,836
Swiss Reinsurance Co.	Switzerland	300,730	16,195,631
Torchmark Corp.	United States	130,097	7,771,995

			155,378,023

Internet & Catalog Retail 0.4%
Expedia Inc.	United States	519,760	13,040,778

IT Services 2.9%
Accenture PLC, A	United States	1,567,167	75,991,928
[b]SAIC Inc.	United States	730,690	11,588,743

			87,580,671

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	179,380	14,394,573

Machinery 0.3%
[b]Navistar International Corp.	United States	141,780	8,210,480

Media 8.9%
Comcast Corp., Special, A	United States	2,842,322	59,148,721
News Corp., A	United States	2,978,832	43,371,794
Pearson PLC	United Kingdom	1,647,248	26,007,934
Reed Elsevier NV	Netherlands	15,140	187,487
Time Warner Cable Inc.	United States	330,550	21,826,216
Time Warner Inc.	United States	606,340	19,505,958
Viacom Inc., B	United States	930,928	36,874,058
Vivendi SA	France	1,595,455	43,113,264
The Walt Disney Co.	United States	517,160	19,398,672

			269,434,104

Metals & Mining 0.5%
Alcoa Inc.	United States	926,480	14,258,527

Multiline Retail 0.5%
Target Corp.	United States	250,420	15,057,755

Office Electronics 0.6%
Konica Minolta Holdings Ltd.	Japan	1,733,800	18,026,821

Oil, Gas & Consumable Fuels 6.5%
BG Group PLC	United Kingdom	615,140	12,452,246
BP PLC	United Kingdom	5,524,775	40,171,077
Chevron Corp.	United States	194,230	17,723,487
Eni SpA	Italy	1,041,807	22,772,688
Gazprom, ADR	Russia	475,980	12,108,931
Royal Dutch Shell PLC, B	United Kingdom	1,284,833	42,546,197
Statoil ASA	Norway	511,060	12,165,170
Total SA, B	France	703,120	37,294,743

			197,234,539

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Paper & Forest Products 0.5%
Svenska Cellulosa AB, B	Sweden	929,383	$14,702,448

Pharmaceuticals 10.2%
Bristol-Myers Squibb Co.	United States	282,710	7,486,161
GlaxoSmithKline PLC	United Kingdom	2,562,730	49,598,208
Merck & Co. Inc.	United States	944,391	34,035,852
Merck KGaA	Germany	234,690	18,919,022
Novartis AG	Switzerland	857,664	50,458,926
Pfizer Inc.	United States	3,508,463	61,433,187
Roche Holding AG	Switzerland	207,520	30,439,229
Sanofi-Aventis	France	877,657	56,180,000

			308,550,585

Professional Services 1.4%
Adecco SA	Switzerland	261,060	17,119,834
Hays PLC	United Kingdom	4,042,646	8,167,739
[b]Randstad Holding NV	Netherlands	309,590	16,359,084

			41,646,657

Real Estate Management & Development 1.1%
Cheung Kong (Holdings) Ltd.	Hong Kong	1,623,833	25,028,652
Swire Pacific Ltd., A	Hong Kong	580,046	9,537,456

			34,566,108

Semiconductors & Semiconductor Equipment 2.7%
Samsung Electronics Co. Ltd.	South Korea	56,930	48,184,232
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	13,672,625	33,279,272

			81,463,504

Software 6.6%
Microsoft Corp.	United States	2,572,279	71,818,030
Nintendo Co. Ltd.	Japan	65,600	19,257,752
Oracle Corp.	United States	2,513,920	78,685,696
SAP AG	Germany	611,910	31,044,746

			200,806,224

Specialty Retail 1.7%
The Home Depot Inc.	United States	387,190	13,574,881
Inditex SA	Spain	147,560	11,060,232
Kingfisher PLC	United Kingdom	6,391,215	26,334,083

			50,969,196

Trading Companies & Distributors 1.3%
Itochu Corp.	Japan	2,385,740	24,158,648
[b]Wolseley PLC	United Kingdom	503,954	16,102,274

			40,260,922

Wireless Telecommunication Services 3.0%
[b]Sprint Nextel Corp.	United States	4,179,020	17,677,255
Turkcell Iletisim Hizmetleri AS	Turkey	465,865	3,187,545
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	777,820	13,324,057
Vodafone Group PLC	United Kingdom	23,393,524	60,549,198

			94,738,055

Total Common Stocks (Cost $2,679,439,663)			2,826,402,095

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2010 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Non-Registered Mutual Funds (Cost $11,910,000) 0.5%
Diversified Financial Services 0.5%
[b,c,d,e]Templeton China Opportunities Fund Ltd., Reg D	Cayman Islands	1,192,192	$14,592,433

Preferred Stocks 0.7%
Metals & Mining 0.5%
Vale SA, ADR, pfd., A	Brazil	529,780	16,009,952

Oil, Gas & Consumable Fuels 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	218,150	7,454,185

Total Preferred Stocks (Cost $16,986,886)			23,464,137

Total Investments before Short Term Investments (Cost $2,708,336,549)			2,864,458,665

		Principal Amount
Short Term Investments 5.6%
Time Deposits (Cost $35,198,535) 1.2%
BNP Paribas Corp., 0.10%, 1/03/11	United States	$35,200,000	35,200,000

U.S. Government and Agency Securities 4.4%
[f]FHLMC, 2/28/11—3/28/11	United States	35,000,000	34,993,660
[f]FNMA, 1/05/11	United States	20,000,000	19,999,960
[f]U.S. Treasury Bills, 1/20/11—3/10/11	United States	80,000,000	79,991,303

Total U.S. Government and Agency Securities (Cost $134,975,341)			134,984,923

Total Short Term Investments (Cost $170,173,876) 100.0%			170,184,923

Total Investments (Cost $2,878,510,425) 100.0%			3,034,643,588
Other Assets, less Liabilities 0.0%†			1,433,139

Net Assets 100.0%			$3,036,076,727

See Abbreviations on page TG-30.

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2010, the aggregate value of these securities was $9,150,180, representing 0.30% of net assets.

bNon-income producing.

cSee Note 1(d) regarding investment in Templeton China Opportunities Fund, Ltd.

dSee Note 8 regarding restricted securities.

eSee Note 9 regarding holdings of 5% voting securities.

fThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2010

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,866,600,425
Cost - Non-controlled affiliated issuers (Note 9)	11,910,000

Total cost of investments	$2,878,510,425

Value - Unaffiliated issuers	$3,020,051,155
Value - Non-controlled affiliated issuers (Note 9)	14,592,433

Total value of investments	3,034,643,588
Cash	79,080
Receivables:
Capital shares sold	58,239
Dividends	5,645,732
Other assets	481

Total assets	3,040,427,120

Liabilities:
Payables:
Capital shares redeemed	1,355,367
Affiliates	2,578,214
Reports to shareholders	301,801
Accrued expenses and other liabilities	115,011

Total liabilities	4,350,393

Net assets, at value	$3,036,076,727

Net assets consist of:
Paid-in capital	$3,300,036,857
Undistributed net investment income	41,408,000
Net unrealized appreciation (depreciation)	156,400,145
Accumulated net realized gain (loss)	(461,768,275)

Net assets, at value	$3,036,076,727

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2010

Templeton Growth Securities Fund
Class 1:
Net assets, at value	$1,348,622,431

Shares outstanding	120,546,203

Net asset value and maximum offering price per share	$11.19

Class 2:
Net assets, at value	$1,626,885,320

Shares outstanding	147,702,725

Net asset value and maximum offering price per share	$11.01

Class 4:
Net assets, at value	$60,568,976

Shares outstanding	5,451,250

Net asset value and maximum offering price per share	$11.11

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2010

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $4,671,346)	$66,184,109
Interest	152,331
Income from securities loaned	393,928

Total investment income	66,730,368

Expenses:
Management fees (Note 3a)	19,882,694
Distribution fees: (Note 3c)
Class 2	3,971,686
Class 4	198,927
Unaffiliated transfer agent fees	1,513
Custodian fees (Note 4)	310,740
Reports to shareholders	364,670
Registration and filing fees	2,075
Professional fees	60,335
Trustees' fees and expenses	11,560
Other	74,645

Total expenses	24,878,845
Expense reductions (Note 4)	(19)

Net expenses	24,878,826

Net investment income	41,851,542

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(42,293,741)
Foreign currency transactions	(440,460)

Net realized gain (loss)	(42,734,201)

Net change in unrealized appreciation (depreciation) on:
Investments	206,077,465
Translation of other assets and liabilities denominated in foreign currencies	231,661

Net change in unrealized appreciation (depreciation)	206,309,126

Net realized and unrealized gain (loss)	163,574,925

Net increase (decrease) in net assets resulting from operations	$205,426,467

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2010	2009

Increase (decrease) in net assets:
Operations:
Net investment income	$41,851,542	$37,769,219
Net realized gain (loss) from investments and foreign currency transactions	(42,734,201)	(252,848,898)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	206,309,126	807,780,555

Net increase (decrease) in net assets resulting from operations	205,426,467	592,700,876

Distributions to shareholders from:
Net investment income:
Class 1	(15,588,191)	(17,057,443)
Class 2	(21,721,910)	(48,545,883)
Class 4	(762,562)	(1,318,174)

Total distributions to shareholders	(38,072,663)	(66,921,500)

Capital share transactions: (Note 2)
Class 1	446,712,026	307,891,288
Class 2	(178,452,057)	(164,033,071)
Class 4	774,782	19,916,353

Total capital share transactions	269,034,751	163,774,570

Net increase (decrease) in net assets	436,388,555	689,553,946
Net assets:
Beginning of year	2,599,688,172	1,910,134,226

End of year	$3,036,076,727	$2,599,688,172

Undistributed net investment income included in net assets:
End of year	$41,408,000	$37,872,811

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements and/or in a money market fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. At December 31, 2010, the Fund had no securities on loan.

d. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Investment in Templeton China Opportunities Fund, Ltd. (continued)

Currently, shares of the China Fund are subject to a restriction on redemption set to expire on approximately April 7, 2011. Additionally, the Fund may incur delays in redeeming its investment in the China Fund. The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government. The Fund's investment in the China Fund is valued based upon fair value of China Fund’s portfolio securities and other assets and liabilities.

e. Income Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund's application of those tax rules is subject to its understanding. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of December 31, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund's financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended December 31,
	2010		2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	56,324,674	$579,159,138	35,481,950	$324,792,496
Shares issued in reinvestment of distributions	1,592,257	15,588,191	2,018,632	17,057,443
Shares redeemed	(15,424,906)	(148,035,303)	(4,036,022)	(33,958,651)

Net increase (decrease)	42,492,025	$446,712,026	33,464,560	$307,891,288

Class 2 Shares:
Shares sold	7,805,671	$79,205,936	7,712,666	$66,170,428
Shares issued in reinvestment of distributions	2,250,975	21,721,910	5,813,228	48,424,190
Shares redeemed	(27,579,182)	(279,379,903)	(32,845,464)	(278,627,689)

Net increase (decrease)	(17,522,536)	$(178,452,057)	(19,319,570)	$(164,033,071)

Class 4 Shares:
Shares sold	792,359	$8,038,832	2,450,209	$20,937,774
Shares issued on reinvestment of distributions	78,292	762,562	156,739	1,318,174
Shares redeemed	(772,020)	(8,026,612)	(247,445)	(2,339,595)

Net increase (decrease)	98,631	$774,782	2,359,503	$19,916,353

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	over $100 million, up to and including $250 million
0.800%	over $250 million, up to and including $500 million
0.750%	over $500 million, up to and including $1 billion
0.700%	over $1 billion, up to and including $5 billion
0.675%	over $5 billion, up to and including $10 billion
0.655%	over $10 billion, up to and including $15 billion
0.635%	over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2010, Franklin Templeton Variable Insurance Products Trust — Franklin Templeton VIP Founding Funds Allocation Fund owned 38.02% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$103,613,248
2017	294,580,233
2018	55,299,629

$453,493,110

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2010 and 2009, was as follows:

	2010	2009
Distributions paid from ordinary income	$38,072,663	$66,921,500

At December 31, 2010, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,889,468,023

Unrealized appreciation	$489,882,739
Unrealized depreciation	(344,707,174)

Net unrealized appreciation (depreciation)	$145,175,565

Distributable earnings - undistributed ordinary income	$44,090,433

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of passive foreign investment company shares and foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2010, aggregated $438,269,397 and $244,933,875, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2010, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
1,192,192	Templeton China Opportunities Fund Ltd., Reg D (0.48% of Net Assets)	3/17/10	$11,910,000	$14,592,433

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2010, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Templeton China Opportunities Fund Ltd., Reg D	—	1,192,192	—	1,192,192	$14,592,433	$—	$—

Total Affiliated Securities (0.48% of Net Assets)

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2010, the Fund did not use the Global Credit Facility.

Effective January 21, 2011, the Borrowers renewed the Global Credit Facility for a total of $750 million, maturing January 20, 2012.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:
Diversified Financial Services	$—	$—	$14,592,433	$14,592,433
Other Equity Investments [a,b]	2,849,866,232	—	—	2,849,866,232
Short Term Investments	79,991,303	90,193,620	—	170,184,923

Total Investments in Securities	$2,929,857,535	$90,193,620	$14,592,433	$3,034,643,588

aIncludes common preferred stocks as well as other equity investments

bFor detailed industry descriptions, see the accompanying Statement of Investments.

At December 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Year	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfer In (Out of) Level 3	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets
Equity Investments - Diversified Financial Services	$—	$—	$2,682,433	$11,910,000	$—	$14,592,433	$2,682,433

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depository Receipt
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 10, 2011

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 44.34% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2010.

At December 31, 2010, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2011 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Barclays Capital (BC) U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

Barclays Capital (BC) U.S. Government Index: Intermediate Component is the intermediate component of the BC U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

FTSE/EPRA NAREIT Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the one-year period ended 12/31/10, there were 164 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 12/31/10, there were 61 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the one-year period ended 12/31/10, there were 64 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the one-year period ended 12/31/10, there were 107 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

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Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represent the majority of the U.S. market’s total capitalization.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s Global REIT Index is designed to measure performance of the investable universe of publicly traded real estate investment trusts. Index constituents generally derive the majority of their revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	130	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	106	ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	130	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	130	Boeing Capital Corporation (aircraft financing).

Principal Occupation During Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	130	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	Cbeyond, Inc. (business communications provider) and The Southern Company (energy company).

Principal Occupation During Past 5 Years:

Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	106	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993	130	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	50	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer—Investment Management	Since April 2010	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to December 31, 2010, Frank W.T. LaHaye ceased to be a trustee of the Trust.

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

SI-1

VALUE	BLEND	GROWTH	SECTOR	GLOBAL	INTERNATIONAL	HYBRID	ASSET ALLOCATION	FIXED INCOME

< GAIN FROM OUR PERSPECTIVE® >

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts and to certain funds of funds.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.	FTVIP A 02/11

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12 (a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.

	(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $849,457 for the fiscal year ended December 31, 2010 and $906,023 for the fiscal year ended December 31, 2009.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,290 for the fiscal year ended December 31, 2010 and $1,250 for the fiscal year ended December 31, 2009. The services for which these fees were paid included preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $35,000 for the fiscal year ended December 31, 2010 and $2,000 for the fiscal year ended December 31, 2009. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and derivative instruments.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $12,501 for the fiscal year ended December 31, 2010 and $0 for the fiscal year ended December 31, 2009. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $132,299 for the fiscal year ended December 31, 2010 and $0 for the fiscal year ended December 31, 2009. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $181,090 for the fiscal year ended December 31, 2010 and $3,250 for the fiscal year ended December 31, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer – Finance and Administration
Date	February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer – Finance and Administration
Date	February 25, 2011

By:	/s/ Gaston Gardey
Gaston Gardey

Chief Financial Officer and
Chief Accounting Officer
Date	February 25, 2011